     As filed with the Securities and Exchange Commission on April 16, 2010


                                                     Registration No. 333-147508
                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
         Registration Statement Under the Securities Act of 1933          [ ]
                  Pre-Effective Amendment No.                             [ ]
                  Post-Effective Amendment No. 2                          [X]
         Registration Statement Under the Investment Company Act of 1940
                  Amendment No. 45                                        [X]


                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                              ---------------------


                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                                1095 Avenue of the Americas
                               New York, NY 10036
                     (Name and address of agent for service)


                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415



It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2010 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under certain Variable Universal Life Insurance Policies.

                               EXPLANATORY NOTE

This Registration Statement contains two Prospectuses (Version A and Version B). The two versions are substantially similar except for the funding options. The Prospectuses will be filed with the Commission pursuant to Rule 497 under the Securities Act of 1933. The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.

                       METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE SEPARATE ACCOUNT UL


                              EQUITY ADVANTAGE VUL


                       SUPPLEMENT DATED MAY 1, 2010 TO THE

                          PROSPECTUS DATED MAY 1, 2010




     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable universal life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:


     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

     2. You will not be subject to the monthly Policy Charge.

     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                              EQUITY ADVANTAGE VUL

                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                    Metropolitan Life Separate Account UL of
                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

     You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
Artio International Stock Portfolio
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio


FI Value Leaders Portfolio

Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio

Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST--Class A (except
   as noted)
American Funds Balanced Allocation Portfolio--  Class B
American Funds Growth Allocation Portfolio--Class B
American Funds Moderate Allocation Portfolio--  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio

Met/Franklin Income Portfolio

Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2010

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-6
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-12
HOW THE POLICY WORKS...................................................    A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-17
     The Company.......................................................    A-17
     The Separate Account..............................................    A-17
     The Portfolios....................................................    A-17
     Share Classes of the Portfolios...................................    A-21
     Certain Payments We Receive with Regard to the Portfolios.........    A-21
     Selection of the Portfolios.......................................    A-21
     Voting Rights.....................................................    A-22
     Rights Reserved by MetLife........................................    A-22
THE POLICIES...........................................................    A-23
     Purchasing a Policy...............................................    A-23
     Replacing Existing Insurance......................................    A-23
     Policy Owner and Beneficiary......................................    A-23
     24 Month Conversion Right.........................................    A-24
     Exchange Right....................................................    A-24
PREMIUMS...............................................................    A-24
     Flexible Premiums.................................................    A-24
     Amount Provided for Investment under the Policy...................    A-25
     Right to Examine Policy...........................................    A-25
     Allocation of Net Premiums........................................    A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE..    A-26
     Payment of Proceeds...............................................    A-27
CASH VALUE.............................................................    A-27
DEATH BENEFITS.........................................................    A-28
     Death Proceeds Payable............................................    A-29
     Change in Death Benefit Option....................................    A-29
     Increase in Face Amount...........................................    A-30
     Reduction in Face Amount..........................................    A-30
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-31
     Surrender.........................................................    A-31
     Partial Withdrawal................................................    A-31
TRANSFERS..............................................................    A-33
     Transfer Option...................................................    A-33
AUTOMATED INVESTMENT STRATEGIES........................................    A-35
LOANS..................................................................    A-35
LAPSE AND REINSTATEMENT................................................    A-36
     Lapse.............................................................    A-36
     Reinstatement.....................................................    A-37

                                                                           PAGE
                                                                           ----
ADDITIONAL BENEFITS BY RIDER...........................................    A-38
THE FIXED ACCOUNT......................................................    A-39
     General Description...............................................    A-39
     Values and Benefits...............................................    A-39
     Policy Transactions...............................................    A-39
CHARGES................................................................    A-40
     Deductions from Premiums..........................................    A-40
     Surrender Charge..................................................    A-41
     Partial Withdrawal Charge.........................................    A-42
     Transfer Charge...................................................    A-42
     Illustration of Benefits Charge...................................    A-42
     Monthly Deduction from Cash Value.................................    A-42
     Loan Interest Spread..............................................    A-44
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-44
TAX CONSIDERATIONS.....................................................    A-45
     Introduction......................................................    A-45
     Tax Status of the Policy..........................................    A-45
     Tax Treatment of Policy Benefits..................................    A-45
     MetLife's Income Taxes............................................    A-49
DISTRIBUTION OF THE POLICIES...........................................    A-50
LEGAL PROCEEDINGS......................................................    A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-52
FINANCIAL STATEMENTS...................................................    A-52
GLOSSARY...............................................................    A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER VALUES.....................................................    A-55

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section

7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS


A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (and, with respect
                           to a face amount
                           increase, in the first
                           ten Policy years after
                           the increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Cost of Insurance(1)


  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Policy Charge(3)


  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount of    Monthly                    $15 in Policy year 1       $15 in Policy year 1
  $50,000 or greater                                  $8 in Policy years 2+      $8 in Policy years 2+
  but less than
  $250,000
---------------------------------------------------------------------------------------------------------

 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------

 Coverage Expense
 Charge(5)



  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)


  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------
 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------


(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.


(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.


CHARGES FOR OPTIONAL FEATURES (RIDERS):

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------

 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

  Acceleration of Death    At time of benefit         Not currently charged      One-time fee of $150
  Benefit Rider            payment
---------------------------------------------------------------------------------------------------------

  Overloan Protection      At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
  Rider                                               Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2009. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.28%      1.35%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                               CONTRACTUAL
                                               DISTRIBUTION              ACQUIRED    TOTAL      FEE WAIVER    NET TOTAL
                                                  AND/OR                FUND FEES    ANNUAL       AND/OR       ANNUAL
                                  MANAGEMENT  SERVICE(12B-1)    OTHER      AND     OPERATING     EXPENSE      OPERATING
                                      FEE          FEES       EXPENSES  EXPENSES*   EXPENSES  REIMBURSEMENT  EXPENSES**
                                  ----------  --------------  --------  ---------  ---------  -------------  ----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Artio International Stock
  Portfolio.....................     0.83%            --        0.13%     0.03%      0.99%        0.03%         0.96%(1)
Barclays Capital Aggregate Bond
  Index Portfolio...............     0.25%            --        0.05%        --      0.30%        0.01%         0.29%(2)
BlackRock Aggressive Growth
  Portfolio.....................     0.73%            --        0.06%        --      0.79%           --         0.79%
BlackRock Bond Income
  Portfolio.....................     0.38%            --        0.05%        --      0.43%        0.03%         0.40%(3)
BlackRock Diversified
  Portfolio.....................     0.46%            --        0.06%        --      0.52%           --         0.52%
BlackRock Large Cap Value
  Portfolio.....................     0.64%            --        0.03%        --      0.67%           --         0.67%
BlackRock Legacy Large Cap
  Growth Portfolio..............     0.73%            --        0.10%        --      0.83%        0.01%         0.82%(4)
Davis Venture Value Portfolio...     0.71%            --        0.03%        --      0.74%        0.05%         0.69%(5)
FI Value Leaders Portfolio......     0.67%            --        0.10%        --      0.77%           --         0.77%
Jennison Growth Portfolio.......     0.62%            --        0.04%        --      0.66%        0.04%         0.62%(6)
Loomis Sayles Small Cap Core
  Portfolio.....................     0.90%            --        0.09%        --      0.99%        0.05%         0.94%(7)
Loomis Sayles Small Cap Growth
  Portfolio.....................     0.90%            --        0.45%        --      1.35%        0.05%         1.30%(8)
Met/Artisan Mid Cap Value
  Portfolio.....................     0.82%            --        0.05%        --      0.87%           --         0.87%(9)
MetLife Mid Cap Stock Index
  Portfolio.....................     0.25%            --        0.10%     0.01%      0.36%        0.01%         0.35%(2)
MetLife Stock Index Portfolio...     0.25%            --        0.03%        --      0.28%        0.01%         0.27%(2)
MFS(R) Total Return Portfolio...     0.54%            --        0.06%        --      0.60%           --         0.60%
MFS(R) Value Portfolio..........     0.71%            --        0.03%        --      0.74%        0.08%         0.66%(10)
Morgan Stanley EAFE(R) Index
  Portfolio.....................     0.30%            --        0.14%     0.01%      0.45%        0.01%         0.44%(11)
Neuberger Berman Genesis
  Portfolio.....................     0.85%            --        0.09%        --      0.94%        0.03%         0.91%(12)
Neuberger Berman Mid Cap Value
  Portfolio.....................     0.65%            --        0.07%        --      0.72%           --         0.72%
Oppenheimer Global Equity
  Portfolio.....................     0.53%            --        0.11%        --      0.64%           --         0.64%
Russell 2000(R) Index
  Portfolio.....................     0.25%            --        0.10%        --      0.35%        0.01%         0.34%(2)
T. Rowe Price Large Cap Growth
  Portfolio.....................     0.60%            --        0.07%        --      0.67%           --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio.....................     0.51%            --        0.11%        --      0.62%           --         0.62%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.....................     0.62%            --        0.07%        --      0.69%        0.04%         0.65%(13)
Western Asset Management U.S.
  Government Portfolio..........     0.48%            --        0.04%        --      0.52%        0.01%         0.51%(14)
MetLife Conservative Allocation
  Portfolio.....................     0.10%            --        0.02%     0.58%      0.70%        0.02%         0.68%(15)
MetLife Conservative to Moderate
  Allocation Portfolio..........     0.09%            --        0.01%     0.63%      0.73%           --         0.73%(16)
MetLife Moderate Allocation
  Portfolio.....................     0.07%            --           --     0.67%      0.74%           --         0.74%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio..........     0.07%            --           --     0.71%      0.78%           --         0.78%(16)
MetLife Aggressive Allocation
  Portfolio.....................     0.10%            --        0.04%     0.74%      0.88%        0.04%         0.84%(15)
MET INVESTORS SERIES TRUST
American Funds Balanced
  Allocation Portfolio -- Class
  B.............................     0.08%         0.25%        0.02%     0.39%      0.74%           --         0.74%(17)

                                                                                               CONTRACTUAL
                                               DISTRIBUTION              ACQUIRED    TOTAL      FEE WAIVER    NET TOTAL
                                                  AND/OR                FUND FEES    ANNUAL       AND/OR       ANNUAL
                                  MANAGEMENT  SERVICE(12B-1)    OTHER      AND     OPERATING     EXPENSE      OPERATING
                                      FEE          FEES       EXPENSES  EXPENSES*   EXPENSES  REIMBURSEMENT  EXPENSES**
                                  ----------  --------------  --------  ---------  ---------  -------------  ----------
American Funds Growth Allocation
  Portfolio -- Class B..........     0.08%         0.25%        0.02%     0.38%      0.73%           --         0.73%(17)
American Funds Moderate
  Allocation Portfolio -- Class
  B.............................     0.09%         0.25%        0.03%     0.39%      0.76%        0.02%         0.74%(18)
BlackRock Large Cap Core
  Portfolio -- Class A..........     0.59%            --        0.06%        --      0.65%           --         0.65%
Clarion Global Real Estate
  Portfolio -- Class A..........     0.64%            --        0.09%        --      0.73%           --         0.73%
Harris Oakmark International
  Portfolio -- Class A..........     0.79%            --        0.05%        --      0.84%           --         0.84%
Invesco Small Cap Growth
  Portfolio -- Class A..........     0.86%            --        0.04%        --      0.90%           --         0.90%
Janus Forty Portfolio -- Class
  A.............................     0.64%            --        0.04%        --      0.68%           --         0.68%
Lazard Mid Cap
  Portfolio -- Class A..........     0.70%            --        0.04%        --      0.74%           --         0.74%
Legg Mason ClearBridge
  Aggressive Growth
  Portfolio -- Class A..........     0.64%            --        0.03%        --      0.67%           --         0.67%
Legg Mason Value Equity
  Portfolio -- Class A..........     0.64%            --        0.07%        --      0.71%           --         0.71%
Lord Abbett Bond Debenture
  Portfolio -- Class A..........     0.51%            --        0.04%        --      0.55%           --         0.55%
Met/Franklin Income
  Portfolio -- Class A..........     0.79%            --        0.14%        --      0.93%           --         0.93%
Met/Franklin Mutual Shares
  Portfolio -- Class A..........     0.80%            --        0.10%        --      0.90%           --         0.90%
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class
  A.............................     0.05%            --        0.03%     0.84%      0.92%        0.03%         0.89%(19)
Met/Templeton Growth
  Portfolio -- Class A..........     0.69%            --        0.18%        --      0.87%        0.07%         0.80%(20)
MFS(R) Research International
  Portfolio -- Class A..........     0.71%            --        0.10%        --      0.81%           --         0.81%
Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........     0.70%            --        0.20%        --      0.90%           --         0.90%
Oppenheimer Capital Appreciation
  Portfolio -- Class A..........     0.60%            --        0.07%        --      0.67%           --         0.67%
PIMCO Inflation Protected Bond
  Portfolio -- Class A..........     0.48%            --        0.05%        --      0.53%           --         0.53%
PIMCO Total Return
  Portfolio -- Class A..........     0.48%            --        0.04%        --      0.52%           --         0.52%
RCM Technology
  Portfolio -- Class A..........     0.88%            --        0.08%        --      0.96%           --         0.96%
SSgA Growth and Income ETF
  Portfolio -- Class A..........     0.33%            --        0.07%     0.21%      0.61%        0.03%         0.58%(21)
SSgA Growth ETF
  Portfolio -- Class A..........     0.33%            --        0.10%     0.22%      0.65%        0.03%         0.62%(22)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A..........     0.75%            --        0.04%        --      0.79%           --         0.79%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund........     0.38%         0.25%        0.01%        --      0.64%           --         0.64%
American Funds Global Small
  Capitalization Fund...........     0.72%         0.25%        0.04%        --      1.01%           --         1.01%
American Funds Growth Fund......     0.33%         0.25%        0.02%        --      0.60%           --         0.60%
American Funds Growth-Income
  Fund..........................     0.28%         0.25%        0.01%        --      0.54%           --         0.54%




(*) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



(**) Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.


--------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.

(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.



(9) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.





(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.



(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.



(13) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.



(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.



(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.



(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



(18) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.



(19) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the

      Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.



(21) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.



(22) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.


     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with Metropolitan Life Insurance Company.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year; (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account).

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121), plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000.

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT


     Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Artio International Stock        Artio Global Management LLC      Long-term growth of capital.
  Portfolio
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.
BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.
Loomis Sayles Small Cap Growth   Loomis, Sayles & Company, L.P.   Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400 Composite Stock Price
                                                                  Index.
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company
Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE Index.
Neuberger Berman Genesis         Neuberger Berman Management      High total return, consisting
  Portfolio (formerly            LLC(2)                           principally of capital
  BlackRock Strategic Value                                       appreciation.
  Portfolio)
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Russell 2000(R) Index            MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Russell 2000 Index.
T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.
T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio



MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Balanced          N/A                              A balance between a high level
  Allocation Portfolio                                            of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
American Funds Growth            N/A                              Growth of capital.
  Allocation Portfolio
American Funds Moderate          N/A                              A high total return in the
  Allocation Portfolio                                            form of income and growth of
                                                                  capital, with a greater
                                                                  emphasis on income.
BlackRock Large Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
  Portfolio
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.(3)        Long-term growth of capital.
  Portfolio (formerly Met/AIM
  Small Cap Growth Portfolio)
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
  (formerly Legg Mason
  Partners Aggressive Growth
  Portfolio)
Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio                      Management Inc.
Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.
RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
                                                                  consideration is given to
                                                                  income.
SSgA Growth and Income ETF       SSgA Funds Management, Inc.      Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio        SSgA Funds Management, Inc.      Growth of capital.
T. Rowe Price Mid Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
  Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital.
  Fund




--------


(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.





(2) Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.



(3) Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.



FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS


     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series, we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue.

Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

     At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                      MetLife
                                      P.O. Box 371351
                                      Pittsburgh, PA 15250-7351

Payment Inquiries and                 MetLife
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife
Changes                               P.O. Box 313
                                      Warwick, RI 02887-0313

Surrenders, Loans,                    MetLife
Withdrawals and                       P.O. Box 543
Investment Division Transfers         Warwick, RI 02887-0543

Cancellations (Right to Examine       MetLife
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife
                                      P.O. Box 353
                                      Warwick, RI 02887-0353


Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:.............    $          350,000
Death Benefit Option:....     Option A -- Level


Cash Value:..............    $           12,000
Surrender Charge:........    $          - 4,900    ($14.00   x   $350,000/1,000)
                             ------------------
Cash Surrender Value:....    $            7,100
                                           x 20%
                             ------------------
Withdrawal Amount:.......    $            1,420


     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                               Withdrawal Amount in
                               Excess of Free Withdrawal
  Surrender Charge      x      ---------------------------------    =      Surrender Charge
                               Face Amount less Surrender Charge           On Withdrawal


                                              $710
       $4,900           x      ---------------------------------    =      $10
                                       $350,000 - $4,900



     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.


     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.



     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.


     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.


     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.



     INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Capital Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.


     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.


     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each

Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).


                NET
PREMIUM       PREMIUM
-------       -------
 $4,000         $4,000
                           (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium
            - 175          tax and Federal tax charges
            -----
                $3,825     Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                        FOR POLICIES WHICH         THE MAXIMUM
                                                         ARE SURRENDERED,       SURRENDER CHARGE
                                                             LAPSED OR         PER $1,000 OF BASE
                                                          REDUCED DURING       POLICY FACE AMOUNT
                                                        ------------------     ------------------
Entire Policy Year                                               1                   $38.25
Last Month of Policy Year                                        2                    35.81
                                                                 3                    32.56
                                                                 4                    31.74
                                                                 5                    29.84
                                                                 6                    27.13
                                                                 7                    24.42
                                                                 8                    18.99
                                                                 9                     9.50
                                                                10                     0.00


     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


-------------------------------------------------------------------------------------------
                                                                          CHARGE APPLIED
                                                                         TO CASH VALUE IN
     POLICY YEAR                       NET CASH VALUE                    SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.60%
                             5 but less than 10 target premiums               0.55%
        1 - 10              10 but less than 20 target premiums               0.30%
                                 20 target premiums or more                   0.15%
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.35%
                             5 but less than 10 target premiums               0.30%
       11 - 19              10 but less than 20 target premiums               0.15%
                                 20 target premiums or more                   0.10%
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.20%
                             5 but less than 10 target premiums               0.15%
       20 - 29              10 but less than 20 target premiums               0.10%
                                 20 target premiums or more                   0.05%
-------------------------------------------------------------------------------------------
         30+                                                                  0.05%

-------------------------------------------------------------------------------------------


LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.


     In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



     During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.



     It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.



     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.



     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE'S INCOME TAXES

     Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

     MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc. and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates, MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.





     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                  AGE OF
INSURED AT START OF    PERCENTAGE OF    INSURED AT START OF    PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE       THE POLICY YEAR        CASH VALUE
-------------------    -------------    -------------------    -------------
    0 through 40            250                  61                 128
         41                 243                  62                 126
         42                 236                  63                 124
         43                 229                  64                 122
         44                 222                  65                 120
         45                 215                  66                 119
         46                 209                  67                 118
         47                 203                  68                 117
         48                 197                  69                 116
         49                 191                  70                 115
         50                 185                  71                 113
         51                 178                  72                 111
         52                 171                  73                 109
         53                 164                  74                 107
         54                 157            75 through 90            105
         55                 150                  91                 104
         56                 146                  92                 103
         57                 142                  93                 102
         58                 138            94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .72% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.72%, 5.24% and 9.21%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THE ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                     DEATH BENEFIT                      CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                  ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
END OF       GROSS ANNUAL RATE OF RETURN OF        GROSS ANNUAL RATE OF RETURN OF        GROSS ANNUAL RATE OF RETURN OF
POLICY    -----------------------------------    ----------------------------------    ----------------------------------
 YEAR        0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,005    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,965       2,190          2,346
   3       350,000     350,000        350,000          0           0              0      2,882       3,314          3,623
   4       350,000     350,000        350,000          0         208            727      3,754       4,455          4,974
   5       350,000     350,000        350,000        985       2,019          2,810      4,579       5,612          6,403
   6       350,000     350,000        350,000      2,085       3,514          4,646      5,352       6,781          7,913
   7       350,000     350,000        350,000      3,132       5,020          6,567      6,072       7,960          9,508
   8       350,000     350,000        350,000      4,455       6,865          8,910      6,741       9,152         11,197
   9       350,000     350,000        350,000      6,906       9,924         12,570      8,050      11,067         13,714
  10       350,000     350,000        350,000      9,302      13,033         16,408      9,302      13,033         16,408
  15       350,000     350,000        350,000     15,179      24,303         33,933     15,179      24,303         33,933
  20       350,000     350,000        350,000     20,021      37,961         60,432     20,021      37,961         60,432
  25       350,000     350,000        350,000     23,110      54,091        100,349     23,110      54,091        100,349
  30       350,000     350,000        350,000     23,082      72,121        160,572     23,082      72,121        160,572
  35       350,000     350,000        350,000     17,894      91,049        253,162     17,894      91,049        253,162
  40       350,000     350,000        428,400      5,404     110,319        400,373      5,404     110,319        400,373
  45                   350,000        660,109                123,892        628,675                123,892        628,675
  50                   350,000      1,023,296                110,700        974,567                110,700        974,567
  55                   350,000      1,561,608                  7,745      1,487,246                  7,745      1,487,246
  60                                2,291,365                             2,268,679                             2,268,679
  65                                3,526,597                             3,491,681                             3,491,681
  70                                5,412,659                             5,359,068                             5,359,068
  75                                8,275,361                             8,193,426                             8,193,426
  80                               12,569,564                            12,445,113                            12,445,113
  85                               18,906,194                            18,719,004                            18,719,004
  86                               20,502,529                            20,299,534                            20,299,534



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY    --------------------------------    ----------------------------    ----------------------------
 YEAR        0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,363      1,550      1,680
   3       350,000     350,000     350,000         0          0          0     2,003      2,349      2,598
   4       350,000     350,000     350,000         0          0          0     2,603      3,152      3,562
   5       350,000     350,000     350,000         0        370        984     3,167      3,964      4,578
   6       350,000     350,000     350,000       425      1,514      2,382     3,692      4,781      5,649
   7       350,000     350,000     350,000     1,229      2,652      3,827     4,169      5,592      6,767
   8       350,000     350,000     350,000     2,302      4,101      5,641     4,589      6,388      7,928
   9       350,000     350,000     350,000     3,801      6,018      7,983     4,945      7,161      9,126
  10       350,000     350,000     350,000     5,227      7,900     10,356     5,227      7,900     10,356
  15       350,000     350,000     350,000     5,660     11,219     17,423     5,660     11,219     17,423
  20       350,000     350,000     350,000     3,914     13,084     25,826     3,914     13,084     25,826
  25                   350,000     350,000               10,276     33,639               10,276     33,639
  30                               350,000                          37,325                          37,325
  35                               350,000                          28,575                          28,575
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 8 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations and changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                   MSF BLACKROCK       MSF BLACKROCK         MSF METLIFE           MSF ARTIO
                                     DIVERSIFIED   AGGRESSIVE GROWTH         STOCK INDEX INTERNATIONAL STOCK
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 257,389,150       $ 187,529,115       $ 597,731,363        $ 45,163,509
  Due from Metropolitan Life
     Insurance Company                     3,109               3,777                  42                 353
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  257,392,259         187,532,892         597,731,405          45,163,862
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 257,391,816       $ 187,532,635       $ 597,707,546        $ 45,163,862
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                  MSF FI MID CAP   MSF T. ROWE PRICE     MSF OPPENHEIMER
                                   OPPORTUNITIES    SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 166,025,093        $ 68,809,285        $ 38,882,380        $ 49,365,832
  Due from Metropolitan Life
     Insurance Company                       394                 974                  89                  80
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  166,025,487          68,810,259          38,882,469          49,365,912
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 166,025,413        $ 68,810,021        $ 38,882,417        $ 49,365,491
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                MSF
   NEUBERGER BERMAN   MSF T. ROWE PRICE MSF BARCLAYS CAPITAL  MSF MORGAN STANLEY         MSF RUSSELL        MSF JENNISON
      MID CAP VALUE    LARGE CAP GROWTH AGGREGATE BOND INDEX          EAFE INDEX          2000 INDEX              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,080        $ 42,520,959        $ 106,348,870        $ 58,914,111        $ 47,243,179        $ 13,473,375
                720                  52                2,769                 355                 136                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
         63,957,800          42,521,011          106,351,639          58,914,466          47,243,315          13,473,375
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,799        $ 42,520,597        $ 106,351,639        $ 58,913,857        $ 47,243,288        $ 13,473,347
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   MSF BLACKROCK         MSF METLIFE   MSF LOOMIS SAYLES       MSF BLACKROCK
                                 STRATEGIC VALUE MID CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 67,433,029        $ 53,691,398         $ 5,593,331        $ 11,724,046
  Due from Metropolitan Life
     Insurance Company                       237                 481                  37                   6
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   67,433,266          53,691,879           5,593,368          11,724,052
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 67,433,059        $ 53,691,851         $ 5,593,368        $ 11,723,889
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                              MSF BLACKROCK
          MSF DAVIS   MSF LOOMIS SAYLES    LEGACY LARGE CAP       MSF BLACKROCK              MSF FI     MSF MET/ARTISAN
      VENTURE VALUE      SMALL CAP CORE              GROWTH         BOND INCOME       VALUE LEADERS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,233        $ 14,825,415         $ 5,950,519        $ 82,419,236         $ 5,481,159        $ 41,071,638
                123                  33                  --                  22                   4                 281
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         52,773,356          14,825,448           5,950,519          82,419,258           5,481,163          41,071,919
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,242        $ 14,825,414         $ 5,950,495        $ 82,419,233         $ 5,481,161        $ 41,071,915
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                     MSF WESTERN
                                ASSET MANAGEMENT         MSF WESTERN
                                  STRATEGIC BOND    ASSET MANAGEMENT       MSF BLACKROCK             MSF MFS
                                   OPPORTUNITIES     U.S. GOVERNMENT        MONEY MARKET        TOTAL RETURN
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 20,580,163        $ 16,359,276        $ 35,239,572         $ 7,134,157
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   20,580,163          16,359,276          35,239,572           7,134,160
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 20,580,082        $ 16,359,270        $ 35,228,518         $ 7,134,157
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
         ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION   JANUS ASPEN JANUS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,216         $ 5,262,589        $ 28,790,173          $ 52,449,118          $ 10,645,631         $ 6,630,464
                 21                  --                  11                   160                    39                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          2,188,237           5,262,589          28,790,184            52,449,278            10,645,670           6,630,464
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,237         $ 5,262,543        $ 28,790,175          $ 52,449,221          $ 10,645,616         $ 6,630,451
=================== =================== =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                     JANUS ASPEN
                             JANUS ASPEN BALANCED   JANUS ASPEN FORTY JANUS ASPEN OVERSEAS PERKINS MID CAP VALUE
                              INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                             -------------------- ------------------- -------------------- ---------------------
ASSETS:
  Investments at fair value           $ 1,490,482           $ 950,983             $ 82,142           $ 1,402,752
  Due from Metropolitan Life
     Insurance Company                         --                  --                   --                    --
                             -------------------- ------------------- -------------------- ---------------------
       Total Assets                     1,490,482             950,983               82,142             1,402,752
                             -------------------- ------------------- -------------------- ---------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
       Total Liabilities                       18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
NET ASSETS                            $ 1,490,464           $ 950,941             $ 82,093           $ 1,402,749
                             ==================== =================== ==================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                           FTVIPT FTVIPT                ALLIANCEBERNSTEIN
    AIM V.I. GLOBAL             AIM V.I.    FTVIPT TEMPLETON        MUTUAL GLOBAL    TEMPLETON GLOBAL              GLOBAL
        REAL ESTATE INTERNATIONAL GROWTH  FOREIGN SECURITIES DISCOVERY SECURITIES     BOND SECURITIES     THEMATIC GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- -------------------- ------------------- -------------------
        $ 1,507,151             $ 18,360         $ 7,935,626            $ 882,621             $ 3,705           $ 129,529
                 --                    1                  --                   --                  --                   1
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
          1,507,151               18,361           7,935,626              882,621               3,705             129,530
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
        $ 1,506,522             $ 18,360         $ 7,935,141            $ 882,515             $ 3,704           $ 129,504
=================== ==================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                FIDELITY VIP
                               ALLIANCEBERNSTEIN        FIDELITY VIP  FIDELITY VIP ASSET          INVESTMENT
                               INTERMEDIATE BOND          CONTRAFUND     MANAGER: GROWTH          GRADE BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 28,402         $ 3,988,359         $ 1,722,476           $ 233,951
  Due from Metropolitan Life
     Insurance Company                        --                   1                  --                   1
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       28,402           3,988,360           1,722,476             233,952
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 28,308         $ 3,988,185         $ 1,722,435           $ 233,950
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP        FIDELITY VIP                             FIDELITY VIP        FIDELITY VIP        FIDELITY VIP
      EQUITY-INCOME         HIGH INCOME FIDELITY VIP MID CAP        FREEDOM 2010        FREEDOM 2020        FREEDOM 2030
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,776            $ 40,917            $ 215,873            $ 14,550           $ 648,515            $ 31,742
                 --                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            245,776              40,917              215,873              14,550             648,515              31,742
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,766            $ 40,915            $ 215,869            $ 14,548           $ 648,511            $ 31,738
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                          AMERICAN FUNDS
                                  AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
                                          GROWTH       GROWTH-INCOME      CAPITALIZATION                BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 109,197,211        $ 66,537,547        $ 56,054,380         $ 3,760,682
  Due from Metropolitan Life
     Insurance Company                       285                  15                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  109,197,496          66,537,562          56,054,380           3,760,682
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 109,197,492        $ 66,537,414        $ 56,054,284         $ 3,760,642
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                         AMERICAN FUNDS
     AMERICAN FUNDS U.S. GOVERNMENT/AAA  MIST T. ROWE PRICE   MIST MFS RESEARCH          MIST PIMCO            MIST RCM
      INTERNATIONAL    RATED SECURITIES      MID CAP GROWTH       INTERNATIONAL        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,347            $ 90,233        $ 16,772,722        $ 13,180,171        $ 41,820,391        $ 13,221,189
                 --                  --                  --                  16                  --                   6
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            465,347              90,233          16,772,722          13,180,187          41,820,391          13,221,195
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,344            $ 90,231        $ 16,772,681        $ 13,178,754        $ 41,820,317        $ 13,221,048
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                        MIST
                                MIST LORD ABBETT         MIST LAZARD        MIST MET/AIM      HARRIS OAKMARK
                                  BOND DEBENTURE             MID CAP    SMALL CAP GROWTH       INTERNATIONAL
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 26,033,583         $ 4,569,822         $ 3,392,626        $ 26,460,204
  Due from Metropolitan Life
     Insurance Company                       172                  --                  16                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   26,033,755           4,569,822           3,392,642          26,460,204
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 26,033,742         $ 4,569,758         $ 3,392,636        $ 26,459,351
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MIST LEGG
     MASON PARTNERS    MIST LORD ABBETT        MIST CLARION     MIST VAN KAMPEN    MIST LORD ABBETT   MIST THIRD AVENUE
  AGGRESSIVE GROWTH   GROWTH AND INCOME  GLOBAL REAL ESTATE      MID CAP GROWTH       MID CAP VALUE     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,157         $ 5,163,116        $ 18,065,716           $ 306,444           $ 103,526           $ 901,005
                305                  --                 781                  --                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          6,533,462           5,163,116          18,066,497             306,444             103,527             901,005
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,459         $ 5,163,011        $ 18,066,465           $ 306,427           $ 103,521           $ 900,994
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                 MIST OPPENHEIMER     MIST LEGG MASON           MIST SSGA    MIST SSGA GROWTH
                             CAPITAL APPRECIATION        VALUE EQUITY          GROWTH ETF      AND INCOME ETF
                              INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value           $ 1,631,630         $ 4,100,102         $ 1,788,989         $ 1,581,088
  Due from Metropolitan Life
     Insurance Company                          8                 153                  18                  21
                             -------------------- ------------------- ------------------- -------------------
       Total Assets                     1,631,638           4,100,255           1,789,007           1,581,109
                             -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
       Total Liabilities                       --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
NET ASSETS                            $ 1,631,638         $ 4,100,190         $ 1,789,007         $ 1,581,109
                             ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                                                            MIST                MIST
    PIMCO INFLATION      MIST BLACKROCK                             MIST DREMAN      AMERICAN FUNDS      AMERICAN FUNDS
     PROTECTED BOND      LARGE CAP CORE    MIST JANUS FORTY     SMALL CAP VALUE BALANCED ALLOCATION   GROWTH ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,407       $ 291,572,844        $ 12,100,392            $ 17,138           $ 212,729           $ 134,988
                 37               4,935                  47                  14                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          7,734,444         291,577,779          12,100,439              17,152             212,729             134,988
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,444       $ 291,577,776        $ 12,100,411            $ 17,136           $ 212,728           $ 134,986
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                             MIST                                                          MIST MET/FRANKLIN
                                  AMERICAN FUNDS   MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                             MODERATE ALLOCATION              INCOME       MUTUAL SHARES            STRATEGY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 95,894            $ 55,507            $ 24,281           $ 195,057
  Due from Metropolitan Life
     Insurance Company                        --                  12                  --                   7
                             ---- -------------- ------------------- ------------------- -------------------
       Total Assets                       95,894              55,519              24,281             195,064
                             ---- -------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 95,893            $ 55,505            $ 24,280           $ 195,055
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST MET/TEMPLETON                                AMERICAN        DELAWARE VIP         DREYFUS VIF       GOLDMAN SACHS
             GROWTH   MIST PIONEER FUND    CENTURY VP VISTA     SMALL CAP VALUE INTERNATIONAL VALUE       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,198           $ 238,643           $ 146,479           $ 228,029           $ 291,774           $ 328,372
                 --                 494                  --                   2                   1                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             19,198             239,137             146,479             228,031             291,775             328,373
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,197           $ 239,136           $ 146,455           $ 228,031           $ 291,742           $ 328,341
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   GOLDMAN SACHS
                                      STRUCTURED             MFS VIT             MFS VIT             MFS VIT
                                SMALL CAP EQUITY         HIGH INCOME       GLOBAL EQUITY       NEW DISCOVERY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 70,526           $ 118,300            $ 78,917             $ 5,036
  Due from Metropolitan Life
     Insurance Company                        --                  --                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       70,526             118,300              78,918               5,036
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 70,508           $ 117,897            $ 78,884             $ 5,029
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

            MFS VIT      VAN KAMPEN LIT      WELLS FARGO VT      WELLS FARGO VT         PIONEER VCT         PIONEER VCT
              VALUE          GOVERNMENT   TOTAL RETURN BOND        MONEY MARKET    EMERGING MARKETS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,005            $ 85,038           $ 534,656         $ 1,206,171           $ 772,124            $ 21,403
                 --                  --                  81                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             74,005              85,038             534,737           1,206,171             772,124              21,403
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,001            $ 85,035           $ 534,737         $ 1,205,652           $ 772,123            $ 21,403
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                                        UIF EMERGING        UIF EMERGING           PIMCO VIT
                                 ROYCE SMALL-CAP        MARKETS DEBT      MARKETS EQUITY        LOW DURATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 58,472             $ 5,748             $ 5,644           $ 734,571
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                 175
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       58,472               5,748               5,644             734,746
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 58,471             $ 5,747             $ 5,643           $ 734,746
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK DIVERSIFIED
                                                                                 INVESTMENT DIVISION
                                                           ---------------------------------------------------------
                                                                   2009                         2008            2007
                                                           --------------- ---------------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 12,214,068                  $ 8,110,111     $ 8,526,571
                                                           --------------- ---------------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
        Total expenses                                        2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
           Net investment income (loss)                      10,169,948                    5,620,528       5,593,077
                                                           --------------- ---------------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    3,156,956              --
      Realized gains (losses) on sale of investments         (4,609,576)                  (1,882,360)      3,011,483
                                                           --------------- ---------------------------- ------------
           Net realized gains (losses)                       (4,609,576)                   1,274,596       3,011,483
                                                           --------------- ---------------------------- ------------
      Change in unrealized gains (losses) on investments     31,028,944                  (90,018,067)      7,614,036
                                                           --------------- ---------------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       26,419,368                  (88,743,471)     10,625,519
                                                           --------------- ---------------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 36,589,316                $ (83,122,943)   $ 16,218,596
                                                           =============== ============================ ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK AGGRESSIVE GROWTH                                MSF METLIFE STOCK INDEX
                INVESTMENT DIVISION                                           INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
        2009                   2008              2007             2009                       2008            2007
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   $ 309,682                   $ --              $ --     $ 13,698,992               $ 12,272,736     $ 7,661,035
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (1,057,460)            (1,837,501)       (2,172,462)       9,682,465                  7,210,587       1,607,854
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
          --                     --                --       10,241,628                 26,321,788      14,892,115
  (3,328,441)               740,184         1,382,763      (11,218,400)                (1,738,927)      7,438,301
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (3,328,441)               740,184         1,382,763         (976,772)                24,582,861      22,330,416
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  66,805,065           (115,833,611)       44,452,957      112,925,652               (312,125,621)      7,171,409
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  63,476,624           (115,093,427)       45,835,720      111,948,880               (287,542,760)     29,501,825
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
$ 62,419,164         $ (116,930,928)     $ 43,663,258    $ 121,631,345             $ (280,332,173)   $ 31,109,679
=============== ====================== ================= ================ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MSF ARTIO INTERNATIONAL STOCK
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 284,863            $ 1,797,231        $ 757,552
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
        Total expenses                                         333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                        (49,120)             1,319,521          147,518
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              6,924,494        3,680,153
      Realized gains (losses) on sale of investments        (2,053,375)              (470,754)       1,481,666
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                      (2,053,375)             6,453,740        5,161,819
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments    10,298,349            (39,671,178)       1,044,733
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       8,244,974            (33,217,438)       6,206,552
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 8,195,854          $ (31,897,917)     $ 6,354,070
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF FI MID CAP OPPORTUNITIES                       MSF T. ROWE PRICE SMALL CAP GROWTH
                       INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- -------------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
 $ 2,150,778              $ 914,818         $ 384,517       $ 200,547                   $ --             $ --
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
     945,817               (979,736)       (2,156,929)       (277,201)              (578,209)        (695,384)
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
          --                     --                --       1,576,442             14,302,639               --
  (4,289,454)            (1,134,327)       (3,610,711)     (1,108,337)              (118,445)       1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  (4,289,454)            (1,134,327)       (3,610,711)        468,105             14,184,194        1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  44,410,868           (152,860,483)       25,889,645      19,138,611            (44,529,670)       6,321,798
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  40,121,414           (153,994,810)       22,278,934      19,606,716            (30,345,476)       7,999,993
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
$ 41,067,231         $ (154,974,546)     $ 20,122,005    $ 19,329,515          $ (30,923,685)     $ 7,304,609
=============== ====================== ================= =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF OPPENHEIMER GLOBAL EQUITY
                                                                                  INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                   2009                   2008          2007
                                                           --------------- ----------------------  ---------
INVESTMENT INCOME:
      Dividends                                               $ 852,361              $ 913,382     $ 569,763
                                                           --------------- ---------------------- ----------
EXPENSES:
      Mortality and expense risk charges                        258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
        Total expenses                                          258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
           Net investment income (loss)                         593,945                579,985       151,331
                                                           --------------- ----------------------  ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              1,578,466       743,295
      Realized gains (losses) on sale of investments           (362,452)               228,413       716,979
                                                           --------------- ----------------------  ---------
           Net realized gains (losses)                         (362,452)             1,806,879     1,460,274
                                                           --------------- ----------------------  ---------
      Change in unrealized gains (losses) on investments     11,124,292            (23,254,667)    1,125,527
                                                           --------------- ----------------------  ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       10,761,840            (21,447,788)    2,585,801
                                                           --------------- ----------------------  ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 11,355,785          $ (20,867,803)   $2,737,132
                                                           =============== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                     MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007            2009                   2008          2007
-------------- ---------------------- --------------- --------------- ---------------------- -------------
       $ --              $ 994,357       $ 515,161       $ 813,259              $ 575,882     $ 454,135
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (360,654)               561,336         (28,106)        373,237                 (1,022)     (261,148)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
         --             11,141,028       1,800,935          16,184                827,106     2,444,204
   (877,734)            (6,522,665)      1,197,838      (1,401,599)              (361,462)    1,469,284
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (877,734)             4,618,363       2,998,773      (1,385,415)               465,644     3,913,488
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)   (1,796,392)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  8,615,808            (21,506,363)     (2,880,027)     20,452,722            (39,321,731)    2,117,096
-------------- ---------------------- --------------- --------------- ---------------------- -------------
$ 8,255,154          $ (20,945,027)   $ (2,908,133)   $ 20,825,959          $ (39,322,753)   $1,855,948
============== ====================== =============== =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                           INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                               $ 224,945              $ 256,837        $ 236,325
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
        Total expenses                                          295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         (70,974)               (96,719)        (199,231)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              2,456,006          469,367
      Realized gains (losses) on sale of investments           (485,740)               109,779        1,613,290
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                         (485,740)             2,565,785        2,082,657
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,392,122            (24,832,884)       2,367,516
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,906,382            (22,267,099)       4,450,173
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,835,408          $ (22,363,818)     $ 4,250,942
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                        MSF MORGAN STANLEY EAFE INDEX
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
       2009                   2008             2007         2009                   2008             2007
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 5,910,030            $ 4,492,337      $ 4,412,510  $ 2,127,820            $ 1,719,052      $ 1,286,968
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
  5,177,513              3,745,554        3,682,982    1,709,359              1,230,251          725,557
-------------- ------------------- ---------------- --------------- ---------------------- -------------
         --                     --               --      345,458              2,375,115          686,383
    195,723                578,961          192,840     (800,654)               523,799        1,572,951
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    195,723                578,961          192,840     (455,196)             2,898,914        2,259,334
-------------- ------------------- ---------------- --------------- ---------------------- -------------
 (1,139,158)               873,489        2,133,669   11,844,795            (35,342,222)       2,980,876
-------------- ------------------- ---------------- --------------- ---------------------- -------------
   (943,435)             1,452,450        2,326,509   11,389,599            (32,443,308)       5,240,210
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 4,234,078            $ 5,198,004      $ 6,009,491 $ 13,098,958          $ (31,213,057)     $ 5,965,767
============== =================== ================ =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MSF RUSSELL 2000 INDEX
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                  2009                      2008            2007
                                                           -------------- ------------------------- ---------------
INVESTMENT INCOME:
      Dividends                                              $ 812,284                 $ 619,536       $ 526,533
                                                           -------------- ------------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
        Total expenses                                         318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
           Net investment income (loss)                        494,140                   223,659          50,303
                                                           -------------- ------------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            1,106,089                 2,430,488       4,308,974
      Realized gains (losses) on sale of investments        (1,035,970)                 (448,303)      1,194,459
                                                           -------------- ------------------------- ---------------
           Net realized gains (losses)                          70,119                 1,982,185       5,503,433
                                                           -------------- ------------------------- ---------------
      Change in unrealized gains (losses) on investments     9,093,620               (21,357,274)     (6,890,836)
                                                           -------------- ------------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       9,163,739               (19,375,089)     (1,387,403)
                                                           -------------- ------------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,657,879             $ (19,151,430)   $ (1,337,100)
                                                           ============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON GROWTH                               MSF BLACKROCK STRATEGIC VALUE
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------------
       2009                   2008           2007           2009                   2008               2007
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   $ 21,249              $ 321,658       $ 62,722      $ 663,127              $ 450,385          $ 321,242
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
    (75,210)               209,436        (64,681)       150,638               (263,415)          (601,992)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
         --              1,109,205        525,988             --              8,172,204         12,338,055
   (140,559)                (8,418)       217,837     (2,703,187)            (2,015,489)           644,889
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   (140,559)             1,100,787        743,825     (2,703,187)             6,156,715         12,982,944
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  4,015,386             (7,064,823)       832,560     10,045,644            (44,228,185)       (16,875,056)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  3,874,827             (5,964,036)     1,576,385      7,342,457            (38,071,470)        (3,892,112)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
$ 3,799,617           $ (5,754,600)   $ 1,511,704    $ 7,493,095          $ (38,334,885)      $ (4,494,104)
============== ====================== ============== ============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF METLIFE MID CAP STOCK INDEX
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- ---------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                               $ 810,735              $ 771,366        $ 463,568
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
        Total expenses                                          374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         436,208                324,526          (53,618)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             1,783,617              5,083,631        2,483,952
      Realized gains (losses) on sale of investments         (1,475,288)              (306,285)       1,219,996
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                          308,329              4,777,346        3,703,948
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,600,526            (28,232,883)         158,945
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       13,908,855            (23,455,537)       3,862,893
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 14,345,063          $ (23,131,011)     $ 3,809,275
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                         MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007           2009                   2008            2007
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
       $ --                   $ --            $ --      $ 155,310               $ 93,435       $ 112,942
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
    (39,304)               (48,690)        (60,634)        73,451                 (2,759)         13,846
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
         --                589,617         476,487             --                181,207         429,497
   (219,528)              (127,526)        249,458       (513,587)              (190,470)        332,037
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
   (219,528)               462,091         725,945       (513,587)                (9,263)        761,534
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,519,136             (3,371,627)       (436,173)     1,615,283             (4,899,187)       (536,165)
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,299,608             (2,909,536)        289,772      1,101,696             (4,908,450)        225,369
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
$ 1,260,304           $ (2,958,226)      $ 229,138    $ 1,175,147           $ (4,911,209)      $ 239,215
============== ====================== =============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF DAVIS VENTURE VALUE
                                                                               INVESTMENT DIVISION
                                                           --------------- -------------------------- --------------
                                                                   2009                       2008           2007
                                                           --------------- -------------------------- --------------
INVESTMENT INCOME:
      Dividends                                               $ 679,120                  $ 686,382      $ 429,495
                                                           --------------- -------------------------- --------------
EXPENSES:
      Mortality and expense risk charges                        366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
        Total expenses                                          366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
           Net investment income (loss)                         312,737                    252,624        (49,271)
                                                           --------------- -------------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    285,719             --
      Realized gains (losses) on sale of investments           (723,952)                    (1,167)       581,875
                                                           --------------- -------------------------- --------------
           Net realized gains (losses)                         (723,952)                   284,552        581,875
                                                           --------------- -------------------------- --------------
      Change in unrealized gains (losses) on investments     12,907,686                (24,908,606)     1,282,046
                                                           --------------- -------------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,183,734                (24,624,054)     1,863,921
                                                           --------------- -------------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,496,471              $ (24,371,430)   $ 1,814,650
                                                           =============== ========================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MSF LOOMIS SAYLES SMALL CAP CORE                  MSF BLACKROCK LEGACY LARGE CAP GROWTH
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ----------------------------------------------------
       2009                   2008             2007           2009                   2008           2007
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   $ 34,048                   $ --         $ 11,412       $ 29,634               $ 18,838        $ 5,522
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    (66,505)              (116,679)        (113,405)        (5,579)               (18,267)       (19,922)
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
         --              2,223,393        1,567,864             --                     --             --
   (439,969)              (217,249)         234,076       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   (439,969)             2,006,144        1,801,940       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,809,050             (7,889,493)        (305,465)     1,684,656             (1,924,420)       437,029
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,369,081             (5,883,349)       1,496,475      1,538,372             (2,044,898)       501,284
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
$ 3,302,576           $ (6,000,028)     $ 1,383,070    $ 1,532,793           $ (2,063,165)     $ 481,362
============== ====================== ================ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK BOND INCOME
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                            $ 5,731,533            $ 4,557,033      $ 2,988,878
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
        Total expenses                                         651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                      5,080,494              3,846,123        2,245,950
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --               --
      Realized gains (losses) on sale of investments          (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                        (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments     2,142,811             (7,357,146)       2,574,419
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,589,024             (7,619,097)       2,660,830
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,669,518           $ (3,772,974)     $ 4,906,780
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF FI VALUE LEADERS                              MSF MET/ARTISAN MID CAP VALUE
              INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------------------
     2009                    2008         2007            2009                   2008               2007
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 128,519               $ 109,493     $ 58,988       $ 390,395              $ 164,568          $ 328,815
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   90,114                  62,174        3,233          94,579               (210,128)          (184,504)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
       --                 594,849      558,447              --              5,071,026          7,250,319
 (259,906)               (183,807)     116,557      (2,074,439)              (724,686)           896,818
------------ ----------------------- ------------ --------------- ---------------------- ------------------
 (259,906)                411,042      675,004      (2,074,439)             4,346,340          8,147,137
------------ ----------------------- ------------ --------------- ---------------------- ------------------
1,128,894              (3,184,937)    (503,196)     14,134,862            (29,274,257)       (12,430,441)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
  868,988              (2,773,895)     171,808      12,060,423            (24,927,917)        (4,283,304)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 959,102            $ (2,711,721)   $ 175,041    $ 12,155,002          $ (25,138,045)      $ (4,467,808)
============ ======================= ============ =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------------
                                                                  2009                   2008                   2007
                                                           -------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                            $ 1,175,403              $ 717,999              $ 459,233
                                                           -------------- ---------------------- -------------------
EXPENSES:
      Mortality and expense risk charges                       148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
        Total expenses                                         148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
           Net investment income (loss)                      1,027,387                570,564                315,401
                                                           -------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              518,778                105,934                 15,836
      Realized gains (losses) on sale of investments          (136,510)              (211,377)                29,149
                                                           -------------- ---------------------- -------------------
           Net realized gains (losses)                         382,268               (105,443)                44,985
                                                           -------------- ---------------------- -------------------
      Change in unrealized gains (losses) on investments     3,433,572             (3,452,504)               187,688
                                                           -------------- ---------------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       3,815,840             (3,557,947)               232,673
                                                           -------------- ---------------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,843,227           $ (2,987,383)             $ 548,074
                                                           ============== ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

 MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT           MSF BLACKROCK MONEY MARKET
             INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ----------------------------------------------
     2009                   2008         2007      2009                   2008          2007
------------ ---------------------- --------- ------------ ------------------- -------------
$ 714,343              $ 678,587    $ 398,651 $ 269,650            $ 1,783,326   $ 3,017,412
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  583,308                545,979      274,009   (11,349)             1,496,178     2,722,729
------------ ---------------------- --------- ------------ ------------------- -------------
       --                     --           --        --                     --            --
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
   44,105               (712,221)     246,140        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (44,924)              (738,502)     247,128        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
$ 538,384             $ (192,523)   $ 521,137 $ (11,349)           $ 1,496,178   $ 2,722,729
============ ====================== ========= ============ =================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF MFS TOTAL RETURN
                                                                         INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                2009                    2008         2007
                                                           ------------ ----------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 230,711               $ 192,751     $ 93,266
                                                           ------------ ----------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
        Total expenses                                        51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
           Net investment income (loss)                      179,213                 147,927       53,260
                                                           ------------ ----------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                 418,385      141,980
      Realized gains (losses) on sale of investments        (173,243)               (118,819)      25,643
                                                           ------------ ----------------------- ------------
           Net realized gains (losses)                      (173,243)                299,566      167,623
                                                           ------------ ----------------------- ------------
      Change in unrealized gains (losses) on investments     937,515              (1,824,737)    (104,370)
                                                           ------------ ----------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       764,272              (1,525,171)      63,253
                                                           ------------ ----------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 943,485            $ (1,377,244)   $ 116,513
                                                           ============ ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MSF METLIFE CONSERVATIVE ALLOCATION                MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
             INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
     2009                   2008           2007         2009                   2008           2007
------------ ---------------------- -------------- ------------ ---------------------- --------------
 $ 56,682               $ 27,593           $ --    $ 133,159               $ 46,035           $ --
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   42,263                 10,090         (5,884)      97,885                 15,426        (21,161)
------------ ---------------------- -------------- ------------ ---------------------- --------------
   10,668                 19,805            413       27,807                 39,596          3,872
   (4,941)              (164,759)        23,983      (95,953)               (49,375)        26,078
------------ ---------------------- -------------- ------------ ---------------------- --------------
    5,727               (144,954)        24,396      (68,146)                (9,779)        29,950
------------ ---------------------- -------------- ------------ ---------------------- --------------
  276,504               (182,260)        12,074      828,280               (847,823)        79,599
------------ ---------------------- -------------- ------------ ---------------------- --------------
  282,231               (327,214)        36,470      760,134               (857,602)       109,549
------------ ---------------------- -------------- ------------ ---------------------- --------------
$ 324,494             $ (317,124)      $ 30,586    $ 858,019             $ (842,176)      $ 88,388
============ ====================== ============== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF METLIFE MODERATE ALLOCATION
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 699,782              $ 202,771       $ 27,294
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
        Total expenses                                         193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                        506,612                 37,558        (97,780)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              337,203                246,852         18,896
      Realized gains (losses) on sale of investments          (340,090)              (436,886)       170,037
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (2,887)              (190,034)       188,933
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments     5,007,760             (6,087,839)       262,197
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,004,873             (6,277,873)       451,130
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 5,511,485           $ (6,240,315)     $ 353,350
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION            MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
        2009                   2008         2007           2009                   2008           2007
--------------- ---------------------- ------------ -------------- ---------------------- --------------
 $ 1,144,971              $ 302,200     $ 45,711      $ 195,883               $ 61,269       $ 12,813
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     779,492                (16,159)    (170,147)       123,185                (10,348)       (40,153)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     560,846                559,864       26,120         14,230                224,171          8,186
    (694,062)              (384,363)      96,319       (331,533)              (133,321)        93,620
--------------- ---------------------- ------------ -------------- ---------------------- --------------
    (133,216)               175,501      122,439       (317,303)                90,850        101,806
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,602,923            (15,640,562)     371,705      2,668,257             (4,222,544)       (95,922)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,469,707            (15,465,061)     494,144      2,350,954             (4,131,694)         5,884
--------------- ---------------------- ------------ -------------- ---------------------- --------------
$ 11,249,199          $ (15,481,220)   $ 323,997    $ 2,474,139           $ (4,142,042)     $ (34,269)
=============== ====================== ============ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                            JANUS ASPEN JANUS
                                                                          INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                  2009                   2008         2007
                                                           -------------- ---------------------- ---------
INVESTMENT INCOME:
      Dividends                                               $ 28,575               $ 45,216     $ 48,004
                                                           -------------- ---------------------- ---------
EXPENSES:
      Mortality and expense risk charges                        22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
        Total expenses                                          22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
           Net investment income (loss)                          5,686                 16,320       16,929
                                                           -------------- ---------------------- ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --           --
      Realized gains (losses) on sale of investments           (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
           Net realized gains (losses)                         (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
      Change in unrealized gains (losses) on investments     1,662,317             (3,051,413)     750,675
                                                           -------------- ---------------------- ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,631,116             (3,001,940)     810,944
                                                           -------------- ---------------------- ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,636,802           $ (2,985,620)   $ 827,873
                                                           ============== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          JANUS ASPEN BALANCED                              JANUS ASPEN FORTY
           INVESTMENT DIVISION                            INVESTMENT DIVISION
-------------------------------------------- --------------------------------------------------
     2009                 2008          2007      2009                   2008           2007
--------- ----------------------- ---------- ------------ ---------------------- --------------
 $ 14,836              $ 3,357       $ 1,879      $ 81                   $ 53          $ 676
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
   12,907                2,996         1,623    (2,048)                (2,300)          (384)
--------- ----------------------- ---------- ------------ ---------------------- --------------
   18,519                2,380            --        --                     --             --
      655                1,314           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   19,174                3,694           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   93,262              (21,788)        2,101   310,554               (295,412)        82,907
--------- ----------------------- ---------- ------------ ---------------------- --------------
  112,436              (18,094)        2,848   231,932               (389,348)        89,205
--------- ----------------------- ---------- ------------ ---------------------- --------------
$ 125,343            $ (15,098)      $ 4,471 $ 229,884             $ (391,648)      $ 88,821
========= ======================= ========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                            INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                           ----------------------- ------------------------------------
                                                               2009     2008 (a)        2009                 2008 (a)
                                                           -------- -------------- --------- --------------------------
INVESTMENT INCOME:
      Dividends                                               $ 413        $ --      $ 3,872                   $ 505
                                                           -------- -------------- --------- --------------------------
EXPENSES:
      Mortality and expense risk charges                        355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
        Total expenses                                          355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
           Net investment income (loss)                          58         (44)         415                     428
                                                           -------- -------------- --------- --------------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             3,372          --       26,903                      --
      Realized gains (losses) on sale of investments         23,192        (177)       6,433                     (45)
                                                           -------- -------------- --------- --------------------------
           Net realized gains (losses)                       26,564        (177)      33,336                     (45)
                                                           -------- -------------- --------- --------------------------
      Change in unrealized gains (losses) on investments     37,885     (18,504)     261,473                  (2,160)
                                                           -------- -------------- --------- --------------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       64,449     (18,681)     294,809                  (2,205)
                                                           -------- -------------- --------- --------------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 64,507   $ (18,725)   $ 295,224                $ (1,777)
                                                           ======== ============== ========= ==========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                AIM V.I.
                                                           INTERNATIONAL
             AIM V.I. GLOBAL REAL ESTATE                          GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
              INVESTMENT DIVISION                    INVESTMENT DIVISION                   INVESTMENT DIVISION
---------------------------------------------------- ---------------------- ---------------------------------------------------
      2009                   2008            2007                2009 (b)          2009                   2008             2007
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
      $ --              $ 127,467       $ 166,720                  $ 242      $ 239,754              $ 202,235        $ 176,501
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
    (5,813)               117,347         152,743                    213        211,754                166,480          135,851
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
        --                197,001         397,922                     --        268,234                731,763          365,468
  (698,156)              (258,510)        172,588                     34       (421,623)                 3,883          366,226
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
  (698,156)               (61,509)        570,510                     34       (153,389)               735,646          731,694
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 1,038,943             (1,334,686)       (881,479)                 2,258      2,059,948             (4,855,241)         305,602
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
   340,787             (1,396,195)       (310,969)                 2,292      1,906,559             (4,119,595)       1,037,296
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 $ 334,974           $ (1,278,848)     $ (158,226)               $ 2,505    $ 2,118,313           $ (3,953,115)     $ 1,173,147
============= ====================== =============== ====================== ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                    FTVIPT
                                                                                                                 TEMPLETON
                                                                                                               GLOBAL BOND
                                                             FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES          SECURITIES
                                                                        INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------------- ----------------------
                                                                2009                   2008       2007               2009 (c)
                                                           ------------ ---------------------- ------- ----------------------
INVESTMENT INCOME:
      Dividends                                              $ 7,899               $ 47,911    $21,726                $ --
                                                           ------------ ---------------------- ------- ----------------------
EXPENSES:
      Mortality and expense risk charges                       4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
        Total expenses                                         4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
           Net investment income (loss)                        3,112                 39,464     15,708                  (4)
                                                           ------------ ---------------------- ------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             18,638                 89,758     17,873                  --
      Realized gains (losses) on sale of investments        (456,806)               (11,513)    71,623                   5
                                                           ------------ ---------------------- ------- ----------------------
           Net realized gains (losses)                      (438,168)                78,245     89,496                   5
                                                           ------------ ---------------------- ------- ----------------------
      Change in unrealized gains (losses) on investments     609,659               (759,844)     8,690                 239
                                                           ------------ ---------------------- ------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       171,491               (681,599)    98,186                 244
                                                           ------------ ---------------------- ------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 174,603          $ (642,135)     $113,894               $ 240
                                                           ============ ====================== ======= ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                 FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------------- ---------------------- ----------------------------------------------------
        2009                2008        2007                2009 (b)        2009                       2008         2007
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     $ --                   $ --        $ --                  $ 763     $ 43,475                   $ 24,698     $ 24,439
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     (370)                  (223)       (334)                   692       30,836                     13,305       11,445
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
       --                     --          --                     --          957                     76,672      728,457
   (2,773)                  (414)     13,926                    716     (199,492)                  (319,330)     133,390
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   (2,773)                  (414)     13,926                    716     (198,535)                  (242,658)     861,847
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   45,397                (37,457)     (1,759)                 2,187    1,136,586                 (1,292,698)    (453,602)
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   42,624                (37,871)     12,167                  2,903      938,051                 (1,535,356)     408,245
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
 $ 42,254              $ (38,094)   $ 11,833                $ 3,595    $ 968,887               $ (1,522,051)   $ 419,690
============ ====================== =========== ====================== ============ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                FIDELITY VIP ASSET MANAGER: GROWTH
                                                                        INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                             $ 22,283               $ 22,937       $ 47,327
                                                           ------------ ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
        Total expenses                                         6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
           Net investment income (loss)                       15,866                 17,011         41,848
                                                           ------------ ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              3,095                    910             --
      Realized gains (losses) on sale of investments         (19,280)                 8,025         14,373
                                                           ------------ ---------------------- -----------
           Net realized gains (losses)                       (16,185)                 8,935         14,373
                                                           ------------ ---------------------- -----------
      Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                           ------------ ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       410,994               (523,221)       154,677
                                                           ------------ ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 426,860             $ (506,210)     $ 196,525
                                                           ============ ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
               INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008              2007     2009                          2008        2007
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 10,680                $ 2,038           $ 1,370  $ 4,739                      $ 20,119    $ 21,939
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     10,311                  1,503               873    3,688                        16,347      19,214
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        654                     40                --       --                           931     103,323
      3,233                 13,627             1,728 (392,905)                     (282,918)     17,259
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      3,887                 13,667             1,728 (392,905)                     (281,987)    120,582
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     (1,678)                (8,842)            6,849  405,695                      (292,885)   (137,717)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      2,209                  4,825             8,577   12,790                      (574,872)    (17,135)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 12,520                $ 6,328           $ 9,450 $ 16,478                    $ (558,525)    $ 2,079
============== ====================== ============== =========== ============================= ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  FIDELITY VIP
                                                                   HIGH INCOME     FIDELITY VIP MID CAP
                                                           INVESTMENT DIVISION      INVESTMENT DIVISION
                                                           ---------------------- ------------------------
                                                                      2009 (b)        2009      2008 (a)
                                                           ---------------------- ----------- ------------
INVESTMENT INCOME:
      Dividends                                                        $ 2,882       $ 119         $ 49
                                                           ---------------------- ----------- ------------
EXPENSES:
      Mortality and expense risk charges                                    33         142           35
                                                           ---------------------- ----------- ------------
        Total expenses                                                      33         142           35
                                                           ---------------------- ----------- ------------
           Net investment income (loss)                                  2,849         (23)          14
                                                           ---------------------- ----------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                           --         129           --
      Realized gains (losses) on sale of investments                        11         613          (70)
                                                           ---------------------- ----------- ------------
           Net realized gains (losses)                                      11         742          (70)
                                                           ---------------------- ----------- ------------
      Change in unrealized gains (losses) on investments                  (647)     13,131      (10,714)
                                                           ---------------------- ----------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                                    (636)     13,873      (10,784)
                                                           ---------------------- ----------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                                $ 2,213    $ 13,850    $ (10,770)
                                                           ====================== =========== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
       2009      2008 (a)         2009         2008 (a)      2009           2008 (a)
-------------- ------------- ------------ --------------- ------- --------------------
      $ 529         $ 828     $ 19,275         $ 1,266      $ 624             $ 669
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
        457           802       17,181           1,217        512               652
-------------- ------------- ------------ --------------- ------- --------------------
        190           721       10,109           1,384        329             1,202
     (1,846)         (176)     (11,027)           (106)        38               (88)
-------------- ------------- ------------ --------------- ------- --------------------
     (1,656)          545         (918)          1,278        367             1,114
-------------- ------------- ------------ --------------- ------- --------------------
      3,793        (2,956)     149,817         (11,135)     6,395            (3,051)
-------------- ------------- ------------ --------------- ------- --------------------
      2,137        (2,411)     148,899          (9,857)     6,762            (1,937)
-------------- ------------- ------------ --------------- ------- --------------------
    $ 2,594      $ (1,609)   $ 166,080        $ (8,640)   $ 7,274          $ (1,285)
============== ============= ============ =============== ======= ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           AMERICAN FUNDS GROWTH
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                   2009                     2008            2007
                                                           --------------- ------------------------ ---------------
INVESTMENT INCOME:
      Dividends                                               $ 607,594                $ 916,946       $ 910,466
                                                           --------------- ------------------------ ---------------
EXPENSES:
      Mortality and expense risk charges                        768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
        Total expenses                                          768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
           Net investment income (loss)                        (160,985)                   8,765         (52,702)
                                                           --------------- ------------------------ ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --               12,124,971       7,520,494
      Realized gains (losses) on sale of investments         (1,821,468)                (207,564)        893,765
                                                           --------------- ------------------------ ---------------
           Net realized gains (losses)                       (1,821,468)              11,917,407       8,414,259
                                                           --------------- ------------------------ ---------------
      Change in unrealized gains (losses) on investments     31,985,158              (70,192,654)      3,035,574
                                                           --------------- ------------------------ ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       30,163,690              (58,275,247)     11,449,833
                                                           --------------- ------------------------ ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 30,002,705            $ (58,266,482)   $ 11,397,131
                                                           =============== ======================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME               AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- ----------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
   $ 922,229            $ 1,175,716       $ 1,142,855       $ 125,985                   $ --      $ 1,729,457
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     446,910                616,716           523,110        (246,097)              (466,291)       1,230,864
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
          --              4,335,077         2,332,094              --              7,571,704        4,252,758
    (956,152)              (236,359)          792,717      (2,366,209)              (694,299)       1,739,097
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
    (956,152)             4,098,718         3,124,811      (2,366,209)             6,877,405        5,991,855
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  15,943,649            (34,739,655)       (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  14,987,497            (30,640,937)        2,097,156      20,793,601            (37,367,100)       7,939,871
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
$ 15,434,407          $ (30,024,221)      $ 2,620,266    $ 20,547,504          $ (37,833,391)     $ 9,170,735
=============== ====================== ================= =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        AMERICAN FUNDS BOND
                                                                        INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                2009                   2008         2007
                                                           ------------ ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 116,930              $ 196,489    $ 185,659
                                                           ------------ ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
        Total expenses                                        28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
           Net investment income (loss)                       88,860                168,134      170,600
                                                           ------------ ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  8,541           --
      Realized gains (losses) on sale of investments         (91,981)               (86,900)      13,076
                                                           ------------ ---------------------- ------------
           Net realized gains (losses)                       (91,981)               (78,359)      13,076
                                                           ------------ ---------------------- ------------
      Change in unrealized gains (losses) on investments     381,938               (446,834)    (143,419)
                                                           ------------ ---------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,957               (525,193)    (130,343)
                                                           ------------ ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 378,817             $ (357,059)    $ 40,257
                                                           ============ ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES            MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
    2009             2008 (a)      2009                      2008 (a)          2009                   2008             2007
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
 $ 1,021             $ 1,123    $ 2,005                        $ 745           $ --               $ 10,159         $ 32,087
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     799               1,075      1,740                          709       (115,483)              (121,466)         (87,125)
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     255                  --        505                           --             --              1,828,446          624,268
   1,282                 (88)       619                            1       (381,122)              (329,119)         750,188
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
   1,537                 (88)     1,124                            1       (381,122)             1,499,327        1,374,456
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  19,842             (13,968)    (1,799)                         862      5,596,487             (8,808,387)         843,627
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  21,379             (14,056)      (675)                         863      5,215,365             (7,309,060)       2,218,083
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
$ 22,178           $ (12,981)   $ 1,065                      $ 1,572    $ 5,099,882           $ (7,430,526)     $ 2,130,958
======== ====================== ========== ============================ ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST MFS RESEARCH INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 369,327              $ 256,943        $ 175,461
                                                           -------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
        Total expenses                                          89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
           Net investment income (loss)                        280,264                153,553           72,282
                                                           -------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,302,185        1,709,535
      Realized gains (losses) on sale of investments        (1,024,253)              (411,130)         462,480
                                                           -------------- ---------------------- ----------------
           Net realized gains (losses)                      (1,024,253)               891,055        2,172,015
                                                           -------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     3,897,065             (7,755,181)        (879,168)
                                                           -------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,872,812             (6,864,126)       1,292,847
                                                           -------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,153,076           $ (6,710,573)     $ 1,365,129
                                                           ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
       2009                    2008           2007        2009                   2008           2007
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 2,762,595             $ 1,327,240    $ 1,037,985        $ --            $ 1,349,744           $ --
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
  2,452,300               1,044,114        788,424     (82,504)             1,260,852        (78,918)
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,566,277                 807,479             --          --              2,816,232        297,201
     10,564                 (11,712)        88,836    (600,648)              (702,139)       321,209
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,576,841                 795,767         88,836    (600,648)             2,114,093        618,410
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,911,046              (1,944,451)     1,198,111   5,182,655             (9,308,569)     1,944,863
----------- -------------------------- ----------- -------------- ---------------------- --------------
  3,487,887              (1,148,684)     1,286,947   4,582,007             (7,194,476)     2,563,273
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 5,940,187              $ (104,570)   $ 2,075,371 $ 4,499,503           $ (5,933,624)   $ 2,484,355
=========== ========================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST LORD ABBETT BOND DEBENTURE
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                            $ 1,572,315              $ 901,666    $ 1,117,160
                                                           -------------- ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
        Total expenses                                         180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
           Net investment income (loss)                      1,391,406                741,410        950,684
                                                           -------------- ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                312,735         25,764
      Realized gains (losses) on sale of investments          (126,749)              (153,114)       179,522
                                                           -------------- ---------------------- -----------
           Net realized gains (losses)                        (126,749)               159,621        205,286
                                                           -------------- ---------------------- -----------
      Change in unrealized gains (losses) on investments     5,411,601             (5,045,528)        39,883
                                                           -------------- ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,284,852             (4,885,907)       245,169
                                                           -------------- ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,676,258           $ (4,144,497)   $ 1,195,853
                                                           ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                            MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                               INVESTMENT DIVISION
--------------------------------------------------- --------------------------------------------------
       2009                   2008          2007         2009                   2008           2007
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   $ 51,729               $ 55,298      $ 32,279         $ --                   $ --           $ --
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     19,267                 16,248       (12,219)     (22,254)               (24,205)       (24,194)
-------------- ---------------------- ------------- ------------ ---------------------- --------------
         --                338,409       442,382           --                254,249         37,183
   (283,748)              (302,807)       40,395      (84,509)               (56,467)        80,971
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   (283,748)                35,602       482,777      (84,509)               197,782        118,154
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,519,608             (2,239,073)     (720,263)     919,328             (1,510,157)       135,230
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,235,860             (2,203,471)     (237,486)     834,819             (1,312,375)       253,384
-------------- ---------------------- ------------- ------------ ---------------------- --------------
$ 1,255,127           $ (2,187,223)   $ (249,705)   $ 812,565           $ (1,336,580)     $ 229,190
============== ====================== ============= ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MIST HARRIS OAKMARK INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -----------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                            $ 1,589,352              $ 427,414         $ 234,443
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
        Total expenses                                         170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                      1,418,689                242,385             5,167
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              3,659,339         2,011,612
      Realized gains (losses) on sale of investments        (1,294,657)              (984,052)          713,857
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,294,657)             2,675,287         2,725,469
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     8,897,628            (13,913,907)       (3,512,929)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       7,602,971            (11,238,620)         (787,460)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,021,660          $ (10,996,235)       $ (782,293)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH         MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                              INVESTMENT DIVISION
-------------------------------------------------- ---------------------------------------------------
       2009                   2008         2007         2009                   2008            2007
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    $ 6,856                  $ 943     $ 17,148    $ 104,472               $ 96,064        $ 59,988
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    (40,420)               (56,576)     (50,642)      86,241                 70,536          31,039
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
         --                 54,432      718,994           --                543,774         259,517
   (166,346)               (72,581)     207,519     (261,167)               (71,592)         36,864
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
   (166,346)               (18,149)     926,513     (261,167)               472,182         296,381
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,815,976             (3,076,964)    (747,047)     894,542             (2,888,440)       (147,617)
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,649,630             (3,095,113)     179,466      633,375             (2,416,258)        148,764
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
$ 1,609,210           $ (3,151,689)   $ 128,824    $ 719,616           $ (2,345,722)      $ 179,803
============== ====================== ============ ============ ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST CLARION GLOBAL REAL ESTATE
                                                                          INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                              $ 496,210              $ 332,725         $ 222,388
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
        Total expenses                                         119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                        376,681                192,412            44,687
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,614,459         1,785,543
      Realized gains (losses) on sale of investments        (1,092,248)              (667,437)          745,343
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,092,248)               947,022         2,530,886
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     5,493,585             (9,433,208)       (6,132,457)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       4,401,337             (8,486,186)       (3,601,571)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,778,018           $ (8,293,774)     $ (3,556,884)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MIST VAN KAMPEN MID CAP GROWTH                      MIST LORD ABBETT MID CAP VALUE
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------
       2009                   2008             2007        2009                   2008           2007
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       $ --                  $ 345             $ --     $ 1,893                  $ 197          $ 530
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       (870)                   267              (24)      1,558                   (115)           312
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
         --                  2,390               --          --                  5,229         11,174
      1,780                    (81)              --     (38,897)               (14,654)        (1,133)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
      1,780                  2,309               --     (38,897)                (9,425)        10,041
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     75,648                (17,251)            (570)     57,059                (38,556)       (10,458)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     77,428                (14,942)            (570)     18,162                (47,981)          (417)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
   $ 76,558              $ (14,675)          $ (594)   $ 19,720              $ (48,096)        $ (105)
============== ====================== ================ =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                 MIST THIRD AVENUE SMALL CAP VALUE
                                                                        INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                              $ 3,058                $ 2,384        $ 2,794
                                                           ------------ ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
        Total expenses                                         2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
           Net investment income (loss)                          839                    888          1,338
                                                           ------------ ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              2,838                 21,799         18,350
      Realized gains (losses) on sale of investments         (17,013)               (21,646)         4,229
                                                           ------------ ---------------------- --------------
           Net realized gains (losses)                       (14,175)                   153         22,579
                                                           ------------ ---------------------- --------------
      Change in unrealized gains (losses) on investments     152,916               (119,764)       (41,016)
                                                           ------------ ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       138,741               (119,611)       (18,437)
                                                           ------------ ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 139,580             $ (118,723)     $ (17,099)
                                                           ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST OPPENHEIMER CAPITAL APPRECIATION                             MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                       INVESTMENT DIVISION
--------------------------------------------------------- -----------------------------------------------------
       2009                   2008         2007                  2009                   2008            2007
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
       $ --               $ 40,326               $ 618       $ 60,620               $ 12,937           $ 190
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    (10,277)                30,626              (4,302)        32,368                (20,992)        (54,295)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
         --                295,189              27,608             --                176,346           6,404
   (109,001)              (106,123)              9,182       (273,743)              (135,383)         31,337
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
   (109,001)               189,066              36,790       (273,743)                40,963          37,741
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    558,202               (860,586)             18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    449,201               (671,520)             55,698      1,080,686             (3,067,533)       (333,794)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
  $ 438,924             $ (640,894)           $ 51,396    $ 1,113,054           $ (3,088,525)     $ (388,089)
============== ====================== =================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST SSGA GROWTH ETF
                                                                         INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                2009                    2008    2007
                                                           ------------ ----------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 15,419                 $ 9,041           $ --
                                                           ------------ ----------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
        Total expenses                                         8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
           Net investment income (loss)                        7,006                   4,529         (3,337)
                                                           ------------ ----------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  11,307             --
      Realized gains (losses) on sale of investments         (20,730)                (32,358)        10,329
                                                           ------------ ----------------------- --------------
           Net realized gains (losses)                       (20,730)                (21,051)        10,329
                                                           ------------ ----------------------- --------------
      Change in unrealized gains (losses) on investments     309,775                (210,490)        (2,639)
                                                           ------------ ----------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,045                (231,541)         7,690
                                                           ------------ ----------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 296,051              $ (227,012)       $ 4,353
                                                           ============ ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST SSGA GROWTH AND INCOME ETF                      MIST PIMCO INFLATION PROTECTED BOND
          INVESTMENT DIVISION                                      INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
     2009                2008               2007           2009                   2008               2007
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
 $ 13,156             $ 7,559                $ 1      $ 247,574              $ 129,679            $ 5,472
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,273               4,258             (2,340)       194,864                 95,597              1,791
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
       --               8,201                 15             --                  6,847                 --
    3,801             (45,016)             9,148        (46,474)              (100,879)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    3,801             (36,815)             9,163        (46,474)               (94,032)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  204,020             (94,558)            (2,024)       877,182               (678,454)            50,303
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  207,821            (131,373)             7,139        830,708               (772,486)            54,321
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
$ 214,094          $ (127,115)           $ 4,799    $ 1,025,572             $ (676,889)          $ 56,112
========= ====================== ================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST BLACKROCK LARGE CAP CORE
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- -----------------
                                                                   2009                   2008           2007 (d)
                                                           --------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                             $ 4,180,146            $ 2,475,191              $ --
                                                           --------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                      2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
        Total expenses                                        2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
           Net investment income (loss)                       2,132,876               (317,267)       (2,431,291)
                                                           --------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --             16,168,718                --
      Realized gains (losses) on sale of investments        (10,716,690)            (6,439,384)          181,462
                                                           --------------- ---------------------- -----------------
           Net realized gains (losses)                      (10,716,690)             9,729,334           181,462
                                                           --------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     54,384,062           (169,653,539)        4,642,363
                                                           --------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       43,667,372           (159,924,205)        4,823,825
                                                           --------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 45,800,248          $(160,241,472)      $ 2,392,534
                                                           =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                   MIST AMERICAN FUNDS
                  MIST JANUS FORTY                 MIST DREMAN SMALL CAP VALUE     BALANCED ALLOCATION
               INVESTMENT DIVISION                         INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------------- ------------------------------ -----------------------
       2009                   2008      2007 (d)       2009            2008 (a)       2009     2008 (a)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
       $ --              $ 306,277         $ --         $ 1               $ --        $ --       $ 368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
    (75,162)               249,198       (4,282)       (427)                --          --         368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
         --                132,557           --          --                 --          --           1
   (540,105)              (167,618)      23,570      58,177                (10)        (28)        (91)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
   (540,105)               (35,061)      23,570      58,177                (10)        (28)        (90)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,887,171             (4,523,728)     188,079       2,844                  6      14,667      (1,781)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,347,066             (4,558,789)     211,649      61,021                 (4)     14,639      (1,871)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
$ 3,271,904           $ (4,309,591)   $ 207,367    $ 60,594               $ (4)   $ 14,639    $ (1,503)
============== ====================== ============ =========== ================== =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST AMERICAN FUNDS            MIST AMERICAN FUNDS
                                                             GROWTH ALLOCATION            MODERATE ALLOCATION
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------ ----------------------
                                                               2009    2008 (a)               2009    2008 (a)
                                                           -------- --------------------- -------- -------------
INVESTMENT INCOME:
      Dividends                                                $ --              $ 644        $ --      $ 165
                                                           -------- --------------------- -------- -------------
EXPENSES:
      Mortality and expense risk charges                         --                 --          --         --
                                                           -------- --------------------- -------- -------------
        Total expenses                                           --                 --          --         --
                                                           -------- --------------------- -------- -------------
           Net investment income (loss)                          --                644          --        165
                                                           -------- --------------------- -------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 --          --         --
      Realized gains (losses) on sale of investments          1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
           Net realized gains (losses)                        1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
      Change in unrealized gains (losses) on investments     20,909                (48)     11,101       (130)
                                                           -------- --------------------- -------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       22,207                (36)     11,471       (159)
                                                           -------- --------------------- -------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 22,207              $ 608    $ 11,471        $ 6
                                                           ======== ===================== ======== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
   2009          2008 (a)      2009                 2008 (a)       2009            2008 (a)
------- ------------------- ---------- ----------------------- -------- ---------------------
   $ --            $ 469       $ --                   $ 234        $ --              $ 207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --              469         --                     234          --                207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,507           (2,459)     4,710                  (2,584)     14,572               (146)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,561           (2,522)     4,619                  (2,667)     15,137               (167)
------- ------------------- ---------- ----------------------- -------- ---------------------
$ 9,561         $ (2,053)   $ 4,619                $ (2,433)   $ 15,137               $ 40
======= =================== ========== ======================= ======== =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                                 INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------ ----------------------
                                                                 2009                2008 (a)               2009 (c)
                                                           ------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                                   $ 2                   $ 18                   $ --
                                                           ------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk charges                           --                     --                    580
                                                           ------------- ---------------------- ----------------------
        Total expenses                                             --                     --                    580
                                                           ------------- ---------------------- ----------------------
           Net investment income (loss)                             2                     18                   (580)
                                                           ------------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                  --                     --                     --
      Realized gains (losses) on sale of investments              (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
           Net realized gains (losses)                            (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
      Change in unrealized gains (losses) on investments        3,117                   (322)                48,304
                                                           ------------- ---------------------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                          3,057                   (361)                50,290
                                                           ------------- ---------------------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 3,059                 $ (343)              $ 49,710
                                                           ============= ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               AMERICAN CENTURY VP VISTA                            DELAWARE VIP SMALL CAP VALUE
                     INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------------------------------------------------- --------------------------------------------------
       2009                         2008    2007              2009                   2008            2007
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       $ --                         $ --          $ --     $ 4,242                $ 4,853         $ 1,797
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       (472)                        (285)          (93)      2,698                    195          (2,015)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
         --                        1,116            --          --                 70,050          53,893
    (47,927)                        (912)        1,950    (324,068)              (158,860)            765
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
    (47,927)                         204         1,950    (324,068)               (88,810)         54,658
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     67,433                      (65,328)        4,790     372,833               (269,207)       (146,882)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     19,506                      (65,124)        6,740      48,765               (358,017)        (92,224)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
   $ 19,034                    $ (65,409)      $ 6,647    $ 51,463             $ (357,822)      $ (94,239)
============== ============================ ============= =========== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  DREYFUS VIF INTERNATIONAL VALUE
                                                                       INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                               2009                   2008            2007
                                                           ----------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 10,533               $ 10,713        $ 11,153
                                                           ----------- ---------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
        Total expenses                                        1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
           Net investment income (loss)                       9,269                  8,347           7,908
                                                           ----------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 92,929          99,784
      Realized gains (losses) on sale of investments       (185,176)               (67,586)         23,384
                                                           ----------- ---------------------- ---------------
           Net realized gains (losses)                     (185,176)                25,343         123,168
                                                           ----------- ---------------------- ---------------
      Change in unrealized gains (losses) on investments    238,024               (268,322)       (101,858)
                                                           ----------- ---------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       52,848               (242,979)         21,310
                                                           ----------- ---------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 62,117             $ (234,632)       $ 29,218
                                                           =========== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
               INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ----------------------------------------------------
2009                          2008            2007        2009                   2008              2007
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    $ 5,173               $ 13,616        $ 10,129       $ 724                  $ 447             $ 579
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,747                  7,940           6,291         551                    192                69
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
         --                  2,438         187,441          --                    113            15,009
   (540,331)              (114,620)         15,940     (17,708)               (35,096)             (448)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   (540,331)              (112,182)        203,381     (17,708)               (34,983)           14,561
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    633,578               (486,662)       (272,066)     28,044                   (655)          (37,975)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
     93,247               (598,844)        (68,685)     10,336                (35,638)          (23,414)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   $ 95,994             $ (590,904)      $ (62,394)   $ 10,887              $ (35,446)        $ (23,345)
============== ====================== =============== =========== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MFS VIT HIGH INCOME
                                                                       INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                 2009                 2008          2007
                                                           ----------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 933             $ 1,656        $ 4,038
                                                           ----------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           273                  62            175
                                                           ----------- ---------------------- --------------
        Total expenses                                             273                  62            175
                                                           ----------- ---------------------- --------------
           Net investment income (loss)                            660               1,594          3,863
                                                           ----------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                  --             --
      Realized gains (losses) on sale of investments               326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
           Net realized gains (losses)                             326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        21,466              (1,097)        (3,019)
                                                           ----------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          21,792              (4,202)        (1,502)
                                                           ----------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 22,452            $ (2,608)       $ 2,361
                                                           =========== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                 MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------
       2009                     2008           2007          2009                     2008          2007
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    $ 1,242                    $ 480          $ 796          $ --                     $ --         $ --
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
      1,004                      225            612           (27)                     (11)         (13)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
         --                    4,968          2,587            --                      561          243
    (11,994)                    (670)         2,926         1,560                      (22)          (4)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    (11,994)                   4,298          5,513         1,560                      539          239
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     27,307                  (30,617)        (2,915)        3,314                   (1,817)        (349)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     15,313                  (26,319)         2,598         4,874                   (1,278)        (110)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
   $ 16,317                $ (26,094)       $ 3,210       $ 4,847                 $ (1,289)      $ (123)
============== ======================== ============== ============= ======================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                MFS VIT VALUE
                                                                          INVESTMENT DIVISION
                                                           ----------------------------------------------------
                                                           2009                          2008    2007
                                                           -------------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 803               $ 10,331           $ --
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           257                    302             78
                                                           -------------- ---------------------- --------------
        Total expenses                                             257                    302             78
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                            546                 10,029            (78)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                 42,245             --
      Realized gains (losses) on sale of investments            (1,224)               (23,850)         2,376
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (1,224)                18,395          2,376
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        14,082                (26,364)        (1,846)
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          12,858                 (7,969)           530
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 13,404                $ 2,060          $ 452
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 VAN KAMPEN LIT GOVERNMENT           WELLS FARGO VT TOTAL RETURN BOND
                       INVESTMENT DIVISION                        INVESTMENT DIVISION
---------------------------------------------- -------------------------------------------------
       2009                   2008        2007        2009                2008              2007
-------------- ---------------------- -------- ----------- ---------------------- --------------
    $ 3,817                $ 2,019       $ 863    $ 18,789             $ 7,542           $ 4,429
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
      3,609                  1,876         795      16,897               6,923             4,036
-------------- ---------------------- -------- ----------- ---------------------- --------------
         --                     --          --       2,046                  --                --
       (289)                (1,270)         38       3,173                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
       (289)                (1,270)         38       5,219                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (2,868)                  (983)         35      23,526              (2,943)              726
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (3,157)                (2,253)         73      28,745              (3,475)            1,208
-------------- ---------------------- -------- ----------- ---------------------- --------------
      $ 452                 $ (377)      $ 868    $ 45,642             $ 3,448           $ 5,244
============== ====================== ======== =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                       INVESTMENT DIVISION
                                                           ------------------------------------------
                                                               2009                   2008       2007
                                                           ----------- ------------------- ----------
INVESTMENT INCOME:
      Dividends                                             $ 2,013               $ 46,050   $ 56,709
                                                           ----------- ------------------- ----------
EXPENSES:
      Mortality and expense risk charges                      5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
        Total expenses                                        5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
           Net investment income (loss)                      (3,264)                37,763     51,705
                                                           ----------- ------------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                     --         --
      Realized gains (losses) on sale of investments             --                     --         --
                                                           ----------- ------------------- ----------
           Net realized gains (losses)                           --                     --         --
                                                           ----------- ------------------- ----------
      Change in unrealized gains (losses) on investments         --                     --         --
                                                           ----------- ------------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                           --                     --         --
                                                           ----------- ------------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ (3,264)              $ 37,763   $ 51,705
                                                           =========== =================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          PIONEER VCT         PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
     EMERGING MARKETS       MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT  DIVISION
--------------------- -------------------- -------------------- -------------------- --------------------  -------------------
     2009    2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 5,200       $ --                 $ --                 $ --                 $ 74                 $ --              $ 11,216
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    3,201       (141)                 (34)                 (57)                  68                  (17)                9,485
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
       --         --                   --                   --                   --                   --                32,906
    8,989       (554)                  32                   16                   32                  480                   180
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    8,989       (554)                  32                   16                   32                  480                33,086
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  311,181    (40,541)               2,439                2,984                   95                1,146                 1,601
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  320,170    (41,095)               2,471                3,000                  127                1,626                34,687
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 323,371  $ (41,236)             $ 2,437              $ 2,943                $ 195              $ 1,609  $             44,172
========= =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK DIVERSIFIED
                                                                            INVESTMENT DIVISION
                                                     --------------------------------------------------------------
                                                              2009                         2008             2007
                                                     ---------------- ---------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 10,169,948                  $ 5,620,528      $ 5,593,077
  Net realized gains (losses)                           (4,609,576)                   1,274,596        3,011,483
  Change in unrealized gains (losses) on investments    31,028,944                  (90,018,067)       7,614,036
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  36,589,316                  (83,122,943)      16,218,596
                                                     ---------------- ---------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          32,386,040                   36,312,304       40,003,652
  Net transfers (including fixed account)               (4,711,176)                  (7,645,743)      (6,583,051)
  Policy charges                                       (25,234,205)                 (25,234,783)     (24,846,715)
  Transfers for policy benefits and terminations       (17,354,140)                 (18,838,290)     (21,979,765)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (14,913,481)                 (15,406,512)     (13,405,879)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets              21,675,835                  (98,529,455)       2,812,717
NET ASSETS:
  Beginning of year                                    235,715,981                  334,245,436      331,432,719
                                                     ---------------- ---------------------------- ----------------
  End of year                                        $ 257,391,816                $ 235,715,981    $ 334,245,436
                                                     ================ ============================ ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK AGGRESSIVE GROWTH                                 MSF METLIFE STOCK INDEX
                 INVESTMENT DIVISION                                            INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------------
         2009                   2008               2007             2009                       2008             2007
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
 $ (1,057,460)          $ (1,837,501)      $ (2,172,462)     $ 9,682,465                $ 7,210,587      $ 1,607,854
   (3,328,441)               740,184          1,382,763         (976,772)                24,582,861       22,330,416
   66,805,065           (115,833,611)        44,452,957      112,925,652               (312,125,621)       7,171,409
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   62,419,164           (116,930,928)        43,663,258      121,631,345               (280,332,173)      31,109,679
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   20,361,017             22,493,319         24,166,939       95,757,402                104,846,071      108,420,954
   (3,469,034)            (1,853,857)        (6,084,428)     (18,281,346)               (10,320,663)      (8,388,405)
  (14,222,944)           (14,747,697)       (14,515,068)     (43,260,398)               (45,394,792)     (45,320,834)
  (11,832,605)           (14,745,615)       (15,886,481)     (30,750,386)               (44,256,002)     (45,317,699)
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   (9,163,566)            (8,853,850)       (12,319,038)       3,465,272                  4,874,614        9,394,016
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   53,255,598           (125,784,778)        31,344,220      125,096,617               (275,457,559)      40,503,695
  134,277,037            260,061,815        228,717,595      472,610,929                748,068,488      707,564,793
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
$ 187,532,635          $ 134,277,037      $ 260,061,815    $ 597,707,546              $ 472,610,929    $ 748,068,488
================ ====================== ================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF ARTIO INTERNATIONAL STOCK
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (49,120)           $ 1,319,521         $ 147,518
  Net realized gains (losses)                          (2,053,375)             6,453,740         5,161,819
  Change in unrealized gains (losses) on investments   10,298,349            (39,671,178)        1,044,733
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  8,195,854            (31,897,917)        6,354,070
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,947,335              6,916,925         7,358,066
  Net transfers (including fixed account)              (1,694,751)            (1,195,679)          338,266
  Policy charges                                       (3,532,211)            (3,925,209)       (4,047,380)
  Transfers for policy benefits and terminations       (2,746,693)            (3,608,501)       (4,807,457)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,026,320)            (1,812,464)       (1,158,505)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              6,169,534            (33,710,381)        5,195,565
NET ASSETS:
  Beginning of year                                    38,994,328             72,704,709        67,509,144
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 45,163,862           $ 38,994,328      $ 72,704,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI MID CAP OPPORTUNITIES                        MSF T. ROWE PRICE SMALL CAP GROWTH
                 INVESTMENT DIVISION                                       INVESTMENT DIVISION
---------------------------------------------------------- --------------------------------------------------------
         2009                   2008               2007            2009                   2008              2007
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
    $ 945,817             $ (979,736)      $ (2,156,929)     $ (277,201)            $ (578,209)       $ (695,384)
   (4,289,454)            (1,134,327)        (3,610,711)        468,105             14,184,194         1,678,195
   44,410,868           (152,860,483)        25,889,645      19,138,611            (44,529,670)        6,321,798
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,067,231           (154,974,546)        20,122,005      19,329,515            (30,923,685)        7,304,609
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   27,741,265             31,724,715         35,873,638       7,344,778              8,304,333         9,360,936
   (4,284,700)            (4,453,234)        (7,434,397)     (1,819,482)            (1,832,472)       (3,254,756)
  (13,813,952)           (15,821,684)       (17,322,434)     (4,555,731)            (4,567,009)       (4,451,023)
   (9,523,131)           (14,714,403)       (19,624,632)     (3,780,276)            (4,436,137)       (5,026,325)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
      119,482             (3,264,606)        (8,507,825)     (2,810,711)            (2,531,285)       (3,371,168)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,186,713           (158,239,152)        11,614,180      16,518,804            (33,454,970)        3,933,441
  124,838,700            283,077,852        271,463,672      52,291,217             85,746,187        81,812,746
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
$ 166,025,413          $ 124,838,700      $ 283,077,852    $ 68,810,021           $ 52,291,217      $ 85,746,187
================ ====================== ================== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF OPPENHEIMER GLOBAL EQUITY
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 593,945              $ 579,985         $ 151,331
  Net realized gains (losses)                            (362,452)             1,806,879         1,460,274
  Change in unrealized gains (losses) on investments   11,124,292            (23,254,667)        1,125,527
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 11,355,785            (20,867,803)        2,737,132
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,170,777              4,811,674         5,517,581
  Net transfers (including fixed account)              (1,832,917)            (1,307,371)          265,706
  Policy charges                                       (2,484,658)            (2,551,030)       (2,601,520)
  Transfers for policy benefits and terminations       (1,971,254)            (2,513,495)       (2,790,725)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,118,051)            (1,560,222)          391,042
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              9,237,733            (22,428,025)        3,128,174
NET ASSETS:
  Beginning of year                                    29,644,684             52,072,709        48,944,535
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 38,882,417           $ 29,644,684      $ 52,072,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                      MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
  $ (360,654)             $ 561,336       $ (28,106)      $ 373,237               $ (1,022)       $ (261,148)
    (877,734)             4,618,363       2,998,773      (1,385,415)               465,644         3,913,488
   9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)       (1,796,392)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,255,154            (20,945,027)     (2,908,133)     20,825,959            (39,322,753)        1,855,948
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   7,793,992              9,258,644      10,581,263       9,917,985             12,028,118        13,273,938
  (1,188,905)            (2,421,442)     (1,429,602)     (2,538,823)            (1,512,789)         (503,917)
  (3,789,583)            (4,038,000)     (4,317,588)     (4,785,680)            (5,289,330)       (5,570,345)
  (2,718,079)            (2,767,928)     (4,292,114)     (3,527,386)            (3,842,875)       (4,785,600)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
      97,424                 31,274         541,959        (933,904)             1,383,124         2,414,076
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,352,579            (20,913,753)     (2,366,174)     19,892,055            (37,939,629)        4,270,024
  41,012,912             61,926,665      64,292,839      44,065,744             82,005,373        77,735,349
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 49,365,491           $ 41,012,912    $ 61,926,665    $ 63,957,799           $ 44,065,744      $ 82,005,373
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (70,974)             $ (96,719)       $ (199,231)
  Net realized gains (losses)                            (485,740)             2,565,785         2,082,657
  Change in unrealized gains (losses) on investments   13,392,122            (24,832,884)        2,367,516
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,835,408            (22,363,818)        4,250,942
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,247,409              6,714,567         7,257,794
  Net transfers (including fixed account)                (479,252)              (722,396)       (2,228,506)
  Policy charges                                       (3,146,728)            (3,279,014)       (3,216,395)
  Transfers for policy benefits and terminations       (2,638,815)            (2,458,005)       (2,568,167)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,017,386)               255,152          (755,274)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             11,818,022            (22,108,666)        3,495,668
NET ASSETS:
  Beginning of year                                    30,702,575             52,811,241        49,315,573
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 42,520,597           $ 30,702,575      $ 52,811,241
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                 MSF MORGAN STANLEY EAFE INDEX
                 INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
         2009                   2008             2007            2009                   2008              2007
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
  $ 5,177,513            $ 3,745,554      $ 3,682,982     $ 1,709,359            $ 1,230,251         $ 725,557
      195,723                578,961          192,840        (455,196)             2,898,914         2,259,334
   (1,139,158)               873,489        2,133,669      11,844,795            (35,342,222)        2,980,876
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    4,234,078              5,198,004        6,009,491      13,098,958            (31,213,057)        5,965,767
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
   15,575,764             17,571,072       17,877,600       9,558,645             11,532,998        11,289,849
    5,185,787            (10,724,107)       3,276,682      (1,404,247)             1,253,714         4,399,093
   (8,703,722)            (8,741,597)      (7,537,250)     (4,356,028)            (4,798,345)       (4,672,031)
   (6,465,006)           (11,706,897)      (5,115,587)     (2,974,891)            (3,419,820)       (3,748,512)
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    5,592,822            (13,601,529)       8,501,445         823,479              4,568,547         7,268,399
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    9,826,901             (8,403,525)      14,510,936      13,922,437            (26,644,510)       13,234,166
   96,524,738            104,928,263       90,417,327      44,991,420             71,635,930        58,401,764
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
$ 106,351,639           $ 96,524,738    $ 104,928,263    $ 58,913,857           $ 44,991,420      $ 71,635,930
================ ====================== ================ =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF RUSSELL 2000 INDEX
                                                                        INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                             2009                      2008            2007
                                                     --------------- ------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 494,140                 $ 223,659        $ 50,303
  Net realized gains (losses)                              70,119                 1,982,185       5,503,433
  Change in unrealized gains (losses) on investments    9,093,620               (21,357,274)     (6,890,836)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,657,879               (19,151,430)     (1,337,100)
                                                     --------------- ------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,872,994                 7,965,817       8,728,900
  Net transfers (including fixed account)                (966,184)               (1,376,858)        182,391
  Policy charges                                       (3,197,900)               (3,405,238)     (3,451,476)
  Transfers for policy benefits and terminations       (2,569,871)               (2,830,521)     (3,167,104)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           139,039                   353,200       2,292,711
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets              9,796,918               (18,798,230)        955,611
NET ASSETS:
  Beginning of year                                    37,446,370                56,244,600      55,288,989
                                                     --------------- ------------------------- ---------------
  End of year                                        $ 47,243,288              $ 37,446,370    $ 56,244,600
                                                     =============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF JENNISON GROWTH                                 MSF BLACKROCK STRATEGIC VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------------
        2009                   2008            2007            2009                   2008               2007
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   $ (75,210)             $ 209,436       $ (64,681)      $ 150,638             $ (263,415)        $ (601,992)
    (140,559)             1,100,787         743,825      (2,703,187)             6,156,715         12,982,944
   4,015,386             (7,064,823)        832,560      10,045,644            (44,228,185)       (16,875,056)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,799,617             (5,754,600)      1,511,704       7,493,095            (38,334,885)        (4,494,104)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   1,719,206              1,982,892       2,217,875      11,539,415             13,840,463         15,755,463
    (143,027)              (361,588)       (414,141)     (1,847,368)            (4,686,927)        (2,527,871)
    (963,364)              (951,173)       (905,170)     (5,408,103)            (6,294,459)        (6,814,895)
    (752,854)              (843,478)       (767,811)     (4,050,199)            (5,526,338)        (6,624,745)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
    (140,039)              (173,347)        130,753         233,745             (2,667,261)          (212,048)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,659,578             (5,927,947)      1,642,457       7,726,840            (41,002,146)        (4,706,152)
   9,813,769             15,741,716      14,099,259      59,706,219            100,708,365        105,414,517
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
$ 13,473,347            $ 9,813,769    $ 15,741,716    $ 67,433,059           $ 59,706,219      $ 100,708,365
=============== ====================== =============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MID CAP STOCK INDEX
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 436,208              $ 324,526         $ (53,618)
  Net realized gains (losses)                             308,329              4,777,346         3,703,948
  Change in unrealized gains (losses) on investments   13,600,526            (28,232,883)          158,945
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 14,345,063            (23,131,011)        3,809,275
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,322,995              9,503,166        10,058,472
  Net transfers (including fixed account)              (1,733,152)               922,808         1,446,934
  Policy charges                                       (3,929,463)            (4,174,112)       (4,088,802)
  Transfers for policy benefits and terminations       (4,046,727)            (6,346,919)       (3,356,812)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,386,348)               (95,057)        4,059,792
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             12,958,716            (23,226,068)        7,869,067
NET ASSETS:
  Beginning of year                                    40,733,135             63,959,203        56,090,136
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 53,691,851           $ 40,733,135      $ 63,959,203
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                           MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------------
       2009                   2008             2007            2009                   2008             2007
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  $ (39,304)             $ (48,690)       $ (60,634)       $ 73,451               $ (2,759)        $ 13,846
   (219,528)               462,091          725,945        (513,587)                (9,263)         761,534
  1,519,136             (3,371,627)        (436,173)      1,615,283             (4,899,187)        (536,165)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,260,304             (2,958,226)         229,138       1,175,147             (4,911,209)         239,215
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    988,520              1,143,026        1,295,669       2,432,547              2,920,669        2,853,366
   (173,065)              (232,983)         (34,464)         29,524                905,258        1,496,583
   (408,126)              (445,177)        (461,653)       (969,741)            (1,106,269)        (997,837)
   (281,193)              (339,761)        (356,935)       (514,960)              (512,125)        (713,538)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    126,136                125,105          442,617         977,370              2,207,533        2,638,574
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,386,440             (2,833,121)         671,755       2,152,517             (2,703,676)       2,877,789
  4,206,928              7,040,049        6,368,294       9,571,372             12,275,048        9,397,259
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 5,593,368            $ 4,206,928      $ 7,040,049    $ 11,723,889            $ 9,571,372     $ 12,275,048
============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF DAVIS VENTURE VALUE
                                                                         INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                             2009                       2008            2007
                                                     --------------- -------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 312,737                  $ 252,624       $ (49,271)
  Net realized gains (losses)                            (723,952)                   284,552         581,875
  Change in unrealized gains (losses) on investments   12,907,686                (24,908,606)      1,282,046
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,496,471                (24,371,430)      1,814,650
                                                     --------------- -------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,217,297                 10,613,485      10,865,750
  Net transfers (including fixed account)                (601,386)                   154,312       3,012,023
  Policy charges                                       (4,013,443)                (4,201,518)     (4,001,496)
  Transfers for policy benefits and terminations       (2,327,459)                (2,743,331)     (3,000,396)
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         2,275,010                  3,822,948       6,875,881
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets             14,771,480                (20,548,482)      8,690,531
NET ASSETS:
  Beginning of year                                    38,001,762                 58,550,244      49,859,713
                                                     --------------- -------------------------- ---------------
  End of year                                        $ 52,773,242               $ 38,001,762    $ 58,550,244
                                                     =============== ========================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MSF LOOMIS SAYLES SMALL CAP CORE                   MSF BLACKROCK LEGACY LARGE CAP GROWTH
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- ------------------------------------------------------
        2009                   2008              2007           2009                   2008             2007
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   $ (66,505)            $ (116,679)       $ (113,405)      $ (5,579)             $ (18,267)       $ (19,922)
    (439,969)             2,006,144         1,801,940       (146,284)              (120,478)          64,255
   3,809,050             (7,889,493)         (305,465)     1,684,656             (1,924,420)         437,029
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,302,576             (6,000,028)        1,383,070      1,532,793             (2,063,165)         481,362
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   2,435,828              2,662,737         2,609,684      1,097,152              1,197,008          860,589
    (114,204)               421,215         1,184,072        217,819              1,571,610          621,856
  (1,044,037)            (1,093,210)         (976,939)      (460,694)              (466,831)        (303,215)
    (789,008)              (727,927)         (762,075)      (223,463)              (276,284)        (105,375)
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
     488,579              1,262,815         2,054,742        630,814              2,025,503        1,073,855
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,791,155             (4,737,213)        3,437,812      2,163,607                (37,662)       1,555,217
  11,034,259             15,771,472        12,333,660      3,786,888              3,824,550        2,269,333
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
$ 14,825,414           $ 11,034,259      $ 15,771,472    $ 5,950,495            $ 3,786,888      $ 3,824,550
=============== ====================== ================= ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK BOND INCOME
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 5,080,494            $ 3,846,123       $ 2,245,950
  Net realized gains (losses)                            (553,787)              (261,951)           86,411
  Change in unrealized gains (losses) on investments    2,142,811             (7,357,146)        2,574,419
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,669,518             (3,772,974)        4,906,780
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,587,028             10,790,630        12,386,608
  Net transfers (including fixed account)              (2,591,044)            (3,035,916)       (1,778,536)
  Policy charges                                       (7,385,796)            (7,121,758)       (6,382,704)
  Transfers for policy benefits and terminations       (5,845,823)            (7,310,990)       (9,006,967)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (6,235,635)            (6,678,034)       (4,781,599)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets                433,883            (10,451,008)          125,181
NET ASSETS:
  Beginning of year                                    81,985,350             92,436,358        92,311,177
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 82,419,233           $ 81,985,350      $ 92,436,358
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI VALUE LEADERS                                MSF MET/ARTISAN MID CAP VALUE
                INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- ---------------------------------------------------------
       2009                    2008           2007            2009                   2008               2007
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
   $ 90,114                $ 62,174        $ 3,233        $ 94,579             $ (210,128)        $ (184,504)
   (259,906)                411,042        675,004      (2,074,439)             4,346,340          8,147,137
  1,128,894              (3,184,937)      (503,196)     14,134,862            (29,274,257)       (12,430,441)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    959,102              (2,711,721)       175,041      12,155,002            (25,138,045)        (4,467,808)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,137,076               1,366,282      1,529,707       7,222,155              8,854,520         10,174,883
   (112,167)               (339,700)       104,032      (2,763,216)            (1,996,000)        (2,660,752)
   (473,372)               (540,376)      (556,747)     (3,172,696)            (3,462,919)        (4,002,257)
   (254,916)               (291,811)      (288,167)     (2,344,946)            (2,411,660)        (3,090,850)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    296,621                 194,395        788,825      (1,058,703)               983,941            421,024
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,255,723              (2,517,326)       963,866      11,096,299            (24,154,104)        (4,046,784)
  4,225,438               6,742,764      5,778,898      29,975,616             54,129,720         58,176,504
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
$ 5,481,161             $ 4,225,438    $ 6,742,764    $ 41,071,915           $ 29,975,616       $ 54,129,720
============== ======================= ============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------------------------
                                                             2009                   2008                  2007
                                                     --------------- ---------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,027,387              $ 570,564             $ 315,401
  Net realized gains (losses)                             382,268               (105,443)               44,985
  Change in unrealized gains (losses) on investments    3,433,572             (3,452,504)              187,688
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,843,227             (2,987,383)              548,074
                                                     --------------- ---------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,046,053              3,632,344             3,898,365
  Net transfers (including fixed account)                  35,565               (873,301)              466,692
  Policy charges                                       (1,611,112)            (1,570,638)           (1,437,856)
  Transfers for policy benefits and terminations       (1,198,113)            (1,108,566)             (905,402)
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           272,393                 79,839             2,021,799
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets              5,115,620             (2,907,544)            2,569,873
NET ASSETS:
  Beginning of year                                    15,464,462             18,372,006            15,802,133
                                                     --------------- ---------------------- ---------------------
  End of year                                        $ 20,580,082           $ 15,464,462          $ 18,372,006
                                                     =============== ====================== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT                    MSF BLACKROCK MONEY MARKET
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ --------------------------------------------------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   $ 583,308              $ 545,979       $ 274,009       $ (11,349)           $ 1,496,178       $ 2,722,729
     (89,029)               (26,281)            988              --                     --                --
      44,105               (712,221)        246,140              --                     --                --
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     538,384               (192,523)        521,137         (11,349)             1,496,178         2,722,729
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   2,652,804              3,041,844       3,196,989       8,264,492              7,147,517         5,145,397
   3,368,164               (439,337)         65,805     (31,859,828)            (3,230,345)          (71,102)
  (1,485,448)            (1,426,939)     (1,262,963)     (1,914,003)            (1,791,374)       (3,180,663)
  (4,351,515)            (1,143,545)       (773,977)     (2,515,809)            (3,755,019)         (547,125)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     184,006                 32,023       1,225,854     (28,025,148)            (1,629,221)        1,346,507
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     722,389               (160,500)      1,746,991     (28,036,497)              (133,043)        4,069,236
  15,636,881             15,797,381      14,050,390      63,265,014             63,398,057        59,328,821
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 16,359,270           $ 15,636,881    $ 15,797,381    $ 35,228,518           $ 63,265,014      $ 63,398,057
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MSF MFS TOTAL RETURN
                                                                     INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                    2008           2007
                                                     -------------- ----------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 179,213               $ 147,927       $ 53,260
  Net realized gains (losses)                           (173,243)                299,566        167,623
  Change in unrealized gains (losses) on investments     937,515              (1,824,737)      (104,370)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   943,485              (1,377,244)       116,513
                                                     -------------- ----------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,270,198               1,252,582      1,181,286
  Net transfers (including fixed account)                999,337                 209,612      1,133,382
  Policy charges                                        (577,409)               (544,548)      (457,695)
  Transfers for policy benefits and terminations        (362,991)               (228,375)      (205,897)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,329,135                 689,271      1,651,076
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets             2,272,620                (687,973)     1,767,589
NET ASSETS:
  Beginning of year                                    4,861,537               5,549,510      3,781,921
                                                     -------------- ----------------------- --------------
  End of year                                        $ 7,134,157             $ 4,861,537    $ 5,549,510
                                                     ============== ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE CONSERVATIVE ALLOCATION              MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------------------------------------------------------------
       2009                   2008           2007           2009                   2008           2007
-------------- ---------------------- -------------- -------------- ---------------------- --------------
   $ 42,263               $ 10,090       $ (5,884)      $ 97,885               $ 15,426      $ (21,161)
      5,727               (144,954)        24,396        (68,146)                (9,779)        29,950
    276,504               (182,260)        12,074        828,280               (847,823)        79,599
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    324,494               (317,124)        30,586        858,019               (842,176)        88,388
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    374,777                277,237        157,209      1,081,983              1,068,633        793,665
    493,401                917,176        218,409        990,434                821,833        772,317
   (222,010)              (193,582)       (89,575)      (588,201)              (557,733)      (367,535)
   (132,555)              (117,612)       (24,846)      (298,169)              (249,480)      (193,487)
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    513,613                883,219        261,197      1,186,047              1,083,253      1,004,960
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    838,107                566,095        291,783      2,044,066                241,077      1,093,348
  1,350,130                784,035        492,252      3,218,477              2,977,400      1,884,052
-------------- ---------------------- -------------- -------------- ---------------------- --------------
$ 2,188,237            $ 1,350,130      $ 784,035    $ 5,262,543            $ 3,218,477    $ 2,977,400
============== ====================== ============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MODERATE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 506,612               $ 37,558         $ (97,780)
  Net realized gains (losses)                              (2,887)              (190,034)          188,933
  Change in unrealized gains (losses) on investments    5,007,760             (6,087,839)          262,197
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  5,511,485             (6,240,315)          353,350
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,448,156              6,618,762         4,870,486
  Net transfers (including fixed account)               2,562,902              3,791,639         6,540,248
  Policy charges                                       (2,812,947)            (2,810,307)       (1,921,467)
  Transfers for policy benefits and terminations       (1,454,530)            (1,220,615)         (852,946)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         4,743,580              6,379,479         8,636,321
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             10,255,066                139,164         8,989,671
NET ASSETS:
  Beginning of year                                    18,535,109             18,395,945         9,406,274
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 28,790,175           $ 18,535,109      $ 18,395,945
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION             MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
        2009                   2008            2007            2009                   2008             2007
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   $ 779,492              $ (16,159)     $ (170,147)      $ 123,185              $ (10,348)       $ (40,153)
    (133,216)               175,501         122,439        (317,303)                90,850          101,806
  10,602,923            (15,640,562)        371,705       2,668,257             (4,222,544)         (95,922)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  11,249,199            (15,481,220)        323,997       2,474,139             (4,142,042)         (34,269)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  16,058,041             18,467,427      11,490,456       3,280,605              3,819,292        2,720,243
    (778,406)             5,509,124      12,371,719        (255,947)               697,397        3,811,580
  (5,739,610)            (6,415,360)     (3,994,239)     (1,143,655)            (1,345,001)        (899,415)
  (2,211,947)            (1,143,926)     (1,174,499)       (607,225)              (323,045)        (341,600)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   7,328,078             16,417,265      18,693,437       1,273,778              2,848,643        5,290,808
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  18,577,277                936,045      19,017,434       3,747,917             (1,293,399)       5,256,539
  33,871,944             32,935,899      13,918,465       6,897,699              8,191,098        2,934,559
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
$ 52,449,221           $ 33,871,944    $ 32,935,899    $ 10,645,616            $ 6,897,699      $ 8,191,098
=============== ====================== =============== =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      JANUS ASPEN JANUS
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 5,686               $ 16,320       $ 16,929
  Net realized gains (losses)                            (31,201)                49,473         60,269
  Change in unrealized gains (losses) on investments   1,662,317             (3,051,413)       750,675
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,636,802             (2,985,620)       827,873
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           658,401                663,301        704,439
  Net transfers (including fixed account)                  8,858                122,598         57,292
  Policy charges                                        (310,790)              (245,583)      (191,669)
  Transfers for policy benefits and terminations          (1,693)              (135,708)        20,341
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          354,776                404,608        590,403
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,991,578             (2,581,012)     1,418,276
NET ASSETS:
  Beginning of year                                    4,638,873              7,219,885      5,801,609
                                                     -------------- ---------------------- --------------
  End of year                                        $ 6,630,451            $ 4,638,873    $ 7,219,885
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               JANUS ASPEN BALANCED                                  JANUS ASPEN FORTY
                INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ------------------------------------------------
       2009                    2008           2007         2009                   2008         2007
-------------- ----------------------- -------------- ------------ ---------------------- ------------
   $ 12,907                 $ 2,996        $ 1,623     $ (2,048)              $ (2,300)      $ (384)
     19,174                   3,694            747      (78,622)               (93,936)       6,298
     93,262                 (21,788)         2,101      310,554               (295,412)      82,907
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    125,343                 (15,098)         4,471      229,884               (391,648)      88,821
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    116,443                  43,848         34,534      165,769                 22,794      216,674
  1,020,529                 144,876         41,177      209,535                641,922      107,905
    (15,717)                 (4,348)        (3,275)     (23,392)               (14,473)      (5,310)
     (2,543)                 (2,904)           817     (106,150)              (302,227)        (525)
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,118,712                 181,472         73,253      245,762                348,016      318,744
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,244,055                 166,374         77,724      475,646                (43,632)     407,565
    246,409                  80,035          2,311      475,295                518,927      111,362
-------------- ----------------------- -------------- ------------ ---------------------- ------------
$ 1,490,464               $ 246,409       $ 80,035    $ 950,941              $ 475,295    $ 518,927
============== ======================= ============== ============ ====================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                      INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                     ----------------------- ------------------------------------
                                                         2009     2008 (a)          2009               2008 (a)
                                                     ----------- ----------- -------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 58       $ (44)         $ 415                 $ 428
  Net realized gains (losses)                          26,564        (177)        33,336                   (45)
  Change in unrealized gains (losses) on investments   37,885     (18,504)       261,473                (2,160)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                 64,507     (18,725)       295,224                (1,777)
                                                     ----------- ----------- -------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,283          38        170,474                42,634
  Net transfers (including fixed account)              11,467      45,738        820,843               114,248
  Policy charges                                       (3,624)       (400)       (22,353)                 (649)
  Transfers for policy benefits and terminations      (25,524)       (667)       (11,826)               (4,069)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (8,398)     44,709        957,138               152,164
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets             56,109      25,984      1,252,362               150,387
NET ASSETS:
  Beginning of year                                    25,984          --        150,387                    --
                                                     ----------- ----------- -------------- ---------------------
  End of year                                        $ 82,093    $ 25,984    $ 1,402,749             $ 150,387
                                                     =========== =========== ============== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                  AIM V.I.
                                                             INTERNATIONAL
              AIM V.I. GLOBAL REAL ESTATE                           GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
               INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------- -----------------------------------------------------
       2009                   2008             2007                2009 (b)          2009                   2008             2007
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   $ (5,813)             $ 117,347        $ 152,743                  $ 213      $ 211,754              $ 166,480        $ 135,851
   (698,156)               (61,509)         570,510                     34       (153,389)               735,646          731,694
  1,038,943             (1,334,686)        (881,479)                 2,258      2,059,948             (4,855,241)         305,602
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    334,974             (1,278,848)        (158,226)                 2,505      2,118,313             (3,953,115)       1,173,147
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    143,426                125,102          118,444                     --        807,327                773,781        1,046,007
   (367,827)                28,052          155,185                 16,392       (284,673)               350,298          (11,614)
    (55,212)               (71,189)         (75,484)                  (495)      (372,860)              (323,164)        (294,839)
     (3,924)                80,702         (231,266)                   (42)      (189,134)              (355,256)        (115,394)
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   (283,537)               162,667          (33,121)                15,855        (39,340)               445,659          624,160
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
     51,437             (1,116,181)        (191,347)                18,360      2,078,973             (3,507,456)       1,797,307
  1,455,085              2,571,266        2,762,613                     --      5,856,168              9,363,624        7,566,317
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
$ 1,506,522            $ 1,455,085      $ 2,571,266               $ 18,360    $ 7,935,141            $ 5,856,168      $ 9,363,624
============== ====================== ================ ====================== ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                      FTVIPT
                                                                                                                   TEMPLETON
                                                                                                                 GLOBAL BOND
                                                            FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES             SECURITIES
                                                                   INVESTMENT DIVISION                   INVESTMENT DIVISION
                                                     --------------------------------------------------- ----------------------
                                                           2009                   2008           2007                2009 (c)
                                                     ------------- ---------------------- -------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 3,112               $ 39,464       $ 15,708                   $ (4)
  Net realized gains (losses)                          (438,168)                78,245         89,496                      5
  Change in unrealized gains (losses) on investments    609,659               (759,844)         8,690                    239
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                  174,603               (642,135)       113,894                    240
                                                     ------------- ---------------------- -------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          291,315                407,392        388,710                     --
  Net transfers (including fixed account)            (1,354,085)               463,793        341,064                  3,614
  Policy charges                                        (31,930)               (44,076)       (29,330)                  (140)
  Transfers for policy benefits and terminations        (32,906)               (55,518)        (7,385)                   (10)
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                      (1,127,606)               771,591        693,059                  3,464
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets             (953,003)               129,456        806,953                  3,704
NET ASSETS:
  Beginning of year                                   1,835,518              1,706,062        899,109                     --
                                                     ------------- ---------------------- -------------- ----------------------
  End of year                                         $ 882,515            $ 1,835,518    $ 1,706,062                $ 3,704
                                                     ============= ====================== ============== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                   FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                       INVESTMENT DIVISION
----------------------------------------------- ---------------------- --------------------------------------------------------
     2009                   2008        2007                2009 (b)          2009                       2008           2007
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   $ (370)                $ (223)     $ (334)                 $ 692       $ 30,836                   $ 13,305       $ 11,445
   (2,773)                  (414)     13,926                    716       (198,535)                  (242,658)       861,847
   45,397                (37,457)     (1,759)                 2,187      1,136,586                 (1,292,698)      (453,602)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   42,254                (38,094)     11,833                  3,595        968,887                 (1,522,051)       419,690
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   21,200                  5,432       8,465                 13,019        431,847                    540,486        608,723
   29,509                 30,492      (9,577)                23,126        898,388                    269,458        115,952
   (2,499)                  (913)     (2,740)                  (590)       (99,153)                   (91,935)      (106,944)
  (10,407)                  (567)    (17,975)               (10,842)      (139,114)                  (170,946)      (226,422)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   37,803                 34,444     (21,827)                24,713      1,091,968                    547,063        391,309
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   80,057                 (3,650)     (9,994)                28,308      2,060,855                   (974,988)       810,999
   49,447                 53,097      63,091                     --      1,927,330                  2,902,318      2,091,319
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
$ 129,504               $ 49,447    $ 53,097               $ 28,308    $ 3,988,185                $ 1,927,330    $ 2,902,318
============ ====================== =========== ====================== ============== ========================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                    INVESTMENT DIVISION
                                                     -------------- ---------------------- -------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 15,866               $ 17,011       $ 41,848
  Net realized gains (losses)                            (16,185)                 8,935         14,373
  Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   426,860               (506,210)       196,525
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           240,196                167,675        166,685
  Net transfers (including fixed account)                256,106                 79,494         19,124
  Policy charges                                         (64,669)               (45,464)       (37,503)
  Transfers for policy benefits and terminations         (44,925)               (46,018)       (43,517)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          386,708                155,687        104,789
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               813,568               (350,523)       301,314
NET ASSETS:
  Beginning of year                                      908,867              1,259,390        958,076
                                                     -------------- ---------------------- -------------
  End of year                                        $ 1,722,435              $ 908,867    $ 1,259,390
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
             INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------ ---------------------- ------------- ------------ ----------------------------- --------------
     2009                   2008          2007         2009                          2008           2007
------------ ---------------------- ------------- ------------ ----------------------------- --------------
 $ 10,311                $ 1,503         $ 873      $ 3,688                      $ 16,347       $ 19,214
    3,887                 13,667         1,728     (392,905)                     (281,987)       120,582
   (1,678)                (8,842)        6,849      405,695                      (292,885)      (137,717)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
   12,520                  6,328         9,450       16,478                      (558,525)         2,079
------------ ---------------------- ------------- ------------ ----------------------------- --------------
    4,336                  5,021        13,197       60,293                       140,670        252,674
  183,821               (563,563)      806,070     (169,930)                      350,624        593,876
   (4,482)                (5,850)       (4,182)     (10,922)                      (27,027)       (17,750)
   (5,946)              (250,607)       (9,141)    (227,954)                     (544,605)       (47,391)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  177,729               (814,999)      805,944     (348,513)                      (80,338)       781,409
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  190,249               (808,671)      815,394     (332,035)                     (638,863)       783,488
   43,701                852,372        36,978      577,801                     1,216,664        433,176
------------ ---------------------- ------------- ------------ ----------------------------- --------------
$ 233,950               $ 43,701      $852,372    $ 245,766                     $ 577,801    $ 1,216,664
============ ====================== ============= ============ ============================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP
                                                             HIGH INCOME     FIDELITY VIP MID CAP
                                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                                     ---------------------- ------------------------
                                                                 2009 (b)        2009     2008 (a)
                                                     ---------------------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                   $ 2,849        $ (23)       $ 14
  Net realized gains (losses)                                         11          742         (70)
  Change in unrealized gains (losses) on investments                (647)      13,131     (10,714)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from operations                                             2,213       13,850     (10,770)
                                                     ---------------------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                    16,782        3,949          --
  Net transfers (including fixed account)                         22,156      192,734      43,089
  Policy charges                                                    (236)        (835)       (179)
  Transfers for policy benefits and terminations                      --      (25,654)       (315)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                                   38,702      170,194      42,595
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets                        40,915      184,044      31,825
NET ASSETS:
  Beginning of year                                                   --       31,825          --
                                                     ---------------------- ------------ -----------
  End of year                                                   $ 40,915    $ 215,869    $ 31,825
                                                     ====================== ============ ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
2009              2008 (a)        2009         2008 (a)       2009          2008 (a)
-------------- ------------- ------------ --------------- ----------- ----------------
      $ 457         $ 802     $ 17,181         $ 1,217       $ 512            $ 652
     (1,656)          545         (918)          1,278         367            1,114
      3,793        (2,956)     149,817         (11,135)      6,395           (3,051)
-------------- ------------- ------------ --------------- ----------- ----------------
      2,594        (1,609)     166,080          (8,640)      7,274           (1,285)
-------------- ------------- ------------ --------------- ----------- ----------------
      1,353           339        2,536             344       1,286              109
    (12,215)       26,580      449,027          46,772       2,573           22,132
         --            --       (5,925)           (315)        (28)              --
       (753)       (1,741)        (928)           (440)       (754)             431
-------------- ------------- ------------ --------------- ----------- ----------------
    (11,615)       25,178      444,710          46,361       3,077           22,672
-------------- ------------- ------------ --------------- ----------- ----------------
     (9,021)       23,569      610,790          37,721      10,351           21,387
     23,569            --       37,721              --      21,387               --
-------------- ------------- ------------ --------------- ----------- ----------------
   $ 14,548      $ 23,569    $ 648,511        $ 37,721    $ 31,738         $ 21,387
============== ============= ============ =============== =========== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      AMERICAN FUNDS GROWTH
                                                                        INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                              2009                     2008             2007
                                                     ---------------- ------------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (160,985)                 $ 8,765        $ (52,702)
  Net realized gains (losses)                           (1,821,468)              11,917,407        8,414,259
  Change in unrealized gains (losses) on investments    31,985,158              (70,192,654)       3,035,574
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  30,002,705              (58,266,482)      11,397,131
                                                     ---------------- ------------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          18,769,815               22,132,573       21,780,214
  Net transfers (including fixed account)               (2,195,305)               5,909,829        5,478,471
  Policy charges                                        (8,384,980)              (9,064,293)      (8,331,204)
  Transfers for policy benefits and terminations        (5,510,035)              (5,469,352)      (6,086,335)
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          2,679,495               13,508,757       12,841,146
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets              32,682,200              (44,757,725)      24,238,277
NET ASSETS:
  Beginning of year                                     76,515,292              121,273,017       97,034,740
                                                     ---------------- ------------------------ ----------------
  End of year                                        $ 109,197,492             $ 76,515,292    $ 121,273,017
                                                     ================ ======================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------- -------------------------------------------------------
        2009                   2008             2007            2009                   2008             2007
--------------- ----------------------    ------------- --------------- ---------------------- ----------------
   $ 446,910              $ 616,716        $ 523,110      $ (246,097)            $ (466,291)      $1,230,864
    (956,152)             4,098,718        3,124,811      (2,366,209)             6,877,405        5,991,855
  15,943,649            (34,739,655)      (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  15,434,407            (30,024,221)       2,620,266      20,547,504            (37,833,391)       9,170,735
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  11,825,982             13,919,840       14,383,389       9,330,898             11,097,448       10,006,735
  (1,377,002)              (337,648)       4,796,374      (1,354,960)                87,246       11,624,893
  (5,387,634)            (5,766,937)      (5,606,686)     (3,968,778)            (4,406,590)      (3,980,217)
  (3,569,007)            (3,550,594)      (4,721,206)     (2,381,130)            (2,679,242)      (2,849,609)
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
   1,492,340              4,264,661        8,851,871       1,626,030              4,098,862       14,801,802
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  16,926,746            (25,759,560)      11,472,137      22,173,534            (33,734,529)      23,972,537
  49,610,668             75,370,228       63,898,091      33,880,750             67,615,279       43,642,742
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 66,537,414           $ 49,610,668      $75,370,228    $ 56,054,284           $ 33,880,750      $67,615,279
=============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    AMERICAN FUNDS BOND
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 88,860              $ 168,134      $ 170,600
  Net realized gains (losses)                            (91,981)               (78,359)        13,076
  Change in unrealized gains (losses) on investments     381,938               (446,834)      (143,419)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   378,817               (357,059)        40,257
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           777,097                813,635        628,735
  Net transfers (including fixed account)                (59,617)                63,592      2,131,106
  Policy charges                                        (371,335)              (377,262)      (207,007)
  Transfers for policy benefits and terminations        (107,448)              (182,193)       (54,852)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          238,697                317,772      2,497,982
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets               617,514                (39,287)     2,538,239
NET ASSETS:
  Beginning of year                                    3,143,128              3,182,415        644,176
                                                     -------------- ---------------------- --------------
  End of year                                        $ 3,760,642            $ 3,143,128    $ 3,182,415
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                      MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
     2009            2008 (a)       2009                     2008 (a)           2009                   2008            2007
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
    $ 799            $ 1,075     $ 1,740                       $ 709      $ (115,483)            $ (121,466)      $ (87,125)
    1,537                (88)      1,124                           1        (381,122)             1,499,327       1,374,456
   19,842            (13,968)     (1,799)                        862       5,596,487             (8,808,387)        843,627
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,178            (12,981)      1,065                       1,572       5,099,882             (7,430,526)      2,130,958
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,210                 --      43,406                          --       2,540,664              3,106,587       2,924,293
  416,930             57,452      40,706                      33,514         (25,606)               478,281       2,016,463
   (1,457)              (246)     (8,355)                       (181)     (1,208,476)            (1,260,749)     (1,027,788)
  (38,651)               (91)    (21,474)                        (22)       (796,500)            (1,115,075)     (1,061,019)
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  399,032             57,115      54,283                      33,311         510,083              1,209,044       2,851,949
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  421,210             44,134      55,348                      34,883       5,609,964             (6,221,482)      4,982,907
   44,134                 --      34,883                          --      11,162,717             17,384,199      12,401,292
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
$ 465,344           $ 44,134    $ 90,231                    $ 34,883    $ 16,772,681           $ 11,162,717    $ 17,384,199
============ ================== =========== =========================== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 280,264              $ 153,553         $ 72,282
  Net realized gains (losses)                          (1,024,253)               891,055        2,172,015
  Change in unrealized gains (losses) on investments    3,897,065             (7,755,181)        (879,168)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,153,076             (6,710,573)       1,365,129
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,210,375              2,439,035        2,129,890
  Net transfers (including fixed account)                (550,815)             2,279,426        2,358,045
  Policy charges                                         (902,498)              (971,130)        (783,344)
  Transfers for policy benefits and terminations         (545,950)              (852,116)      (1,243,321)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           211,112              2,895,215        2,461,270
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              3,364,188             (3,815,358)       3,826,399
NET ASSETS:
  Beginning of year                                     9,814,566             13,629,924        9,803,525
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 13,178,754            $ 9,814,566      $13,629,924
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                    MIST RCM TECHNOLOGY
                    INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------
        2009                       2008            2007            2009                   2008            2007
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
 $ 2,452,300                $ 1,044,114       $ 788,424       $ (82,504)           $ 1,260,852       $ (78,918)
   1,576,841                    795,767          88,836        (600,648)             2,114,093         618,410
   1,911,046                 (1,944,451)      1,198,111       5,182,655             (9,308,569)      1,944,863
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,940,187                   (104,570)      2,075,371       4,499,503             (5,933,624)      2,484,355
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,672,803                  6,020,557       6,177,463       1,674,647              1,927,758       1,463,874
   2,447,477                    960,679         (29,170)      1,430,181               (675,929)      2,934,006
  (3,246,181)                (2,840,352)     (2,306,501)       (886,510)              (820,489)       (611,502)
  (3,035,028)                (2,205,736)     (1,722,935)       (618,269)              (607,497)       (563,025)
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   1,839,070                  1,935,148       2,118,857       1,600,049               (176,157)      3,223,353
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   7,779,258                  1,830,578       4,194,228       6,099,552             (6,109,781)      5,707,708
  34,041,059                 32,210,481      28,016,253       7,121,496             13,231,277       7,523,569
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
$ 41,820,317               $ 34,041,059    $ 32,210,481    $ 13,221,048            $ 7,121,496    $ 13,231,277
=============== ========================== =============== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST LORD ABBETT BOND DEBENTURE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,391,406              $ 741,410        $ 950,684
  Net realized gains (losses)                            (126,749)               159,621          205,286
  Change in unrealized gains (losses) on investments    5,411,601             (5,045,528)          39,883
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,676,258             (4,144,497)       1,195,853
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,703,439              3,044,630        3,554,382
  Net transfers (including fixed account)               2,036,045               (840,812)         500,659
  Policy charges                                       (1,703,902)            (1,532,129)      (1,363,634)
  Transfers for policy benefits and terminations       (1,226,776)            (1,240,893)        (993,295)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,808,806               (569,204)       1,698,112
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              8,485,064             (4,713,701)       2,893,965
NET ASSETS:
  Beginning of year                                    17,548,678             22,262,379       19,368,414
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,033,742           $ 17,548,678      $22,262,379
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                               MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   $ 19,267               $ 16,248      $ (12,219)     $ (22,254)             $ (24,205)      $ (24,194)
   (283,748)                35,602        482,777        (84,509)               197,782         118,154
  1,519,608             (2,239,073)      (720,263)       919,328             (1,510,157)        135,230
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,255,127             (2,187,223)      (249,705)       812,565             (1,336,580)        229,190
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    796,272                992,305      1,149,737        525,764                623,838         601,183
   (267,754)               293,008        838,156        214,625                 84,613         354,513
   (346,321)              (394,747)      (393,479)      (223,502)              (237,487)       (197,171)
   (290,206)              (365,399)      (280,900)      (124,073)              (180,449)       (131,197)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   (108,009)               525,167      1,313,514        392,814                290,515         627,328
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,147,118             (1,662,056)     1,063,809      1,205,379             (1,046,065)        856,518
  3,422,640              5,084,696      4,020,887      2,187,257              3,233,322       2,376,804
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 4,569,758            $ 3,422,640    $ 5,084,696    $ 3,392,636            $ 2,187,257      $3,233,322
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,418,689              $ 242,385          $ 5,167
  Net realized gains (losses)                          (1,294,657)             2,675,287        2,725,469
  Change in unrealized gains (losses) on investments    8,897,628            (13,913,907)      (3,512,929)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,021,660            (10,996,235)        (782,293)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,204,850              5,154,234        5,746,134
  Net transfers (including fixed account)                 154,538             (2,283,317)       3,549,633
  Policy charges                                       (1,715,379)            (1,786,246)      (1,935,617)
  Transfers for policy benefits and terminations       (1,050,988)              (944,552)      (1,288,608)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,593,020                140,119        6,071,542
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets             10,614,681            (10,856,116)       5,289,249
NET ASSETS:
  Beginning of year                                    15,844,670             26,700,786       21,411,537
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,459,351           $ 15,844,670      $26,700,786
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH           MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ----------------------    ------------
  $ (40,420)             $ (56,576)     $ (50,642)      $ 86,241               $ 70,536        $ 31,039
   (166,346)               (18,149)       926,513       (261,167)               472,182         296,381
  1,815,976             (3,076,964)      (747,047)       894,542             (2,888,440)       (147,617)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,609,210             (3,151,689)       128,824        719,616             (2,345,722)        179,803
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,020,767              1,253,068      1,456,917        455,197                479,313         510,985
   (178,569)               (80,248)      (281,052)       (56,090)               (17,411)       (145,041)
   (500,322)              (526,115)      (539,471)      (175,840)              (146,058)       (120,041)
   (374,454)              (342,790)      (705,050)       (15,683)               (23,697)          2,312
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    (32,578)               303,915        (68,656)       207,584                292,147         248,215
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,576,632             (2,847,774)        60,168        927,200             (2,053,575)        428,018
  4,956,827              7,804,601      7,744,433      4,235,811              6,289,386       5,861,368
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 6,533,459            $ 4,956,827    $ 7,804,601    $ 5,163,011            $ 4,235,811      $6,289,386
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 376,681              $ 192,412         $ 44,687
  Net realized gains (losses)                          (1,092,248)               947,022        2,530,886
  Change in unrealized gains (losses) on investments    5,493,585             (9,433,208)      (6,132,457)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,778,018             (8,293,774)      (3,556,884)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,655,037              4,540,759        5,237,292
  Net transfers (including fixed account)                (802,883)               360,392          710,529
  Policy charges                                       (1,374,865)            (1,606,318)      (1,829,684)
  Transfers for policy benefits and terminations         (714,297)              (908,507)      (1,115,544)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           762,992              2,386,326        3,002,593
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              5,541,010             (5,907,448)        (554,291)
NET ASSETS:
  Beginning of year                                    12,525,455             18,432,903       18,987,194
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 18,066,465           $ 12,525,455      $18,432,903
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MIST VAN KAMPEN MID CAP GROWTH                       MIST LORD ABBETT MID CAP VALUE
             INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -------------------------------------------------
     2009                   2008       2007               2009                   2008          2007
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   $ (870)                 $ 267            $ (24)     $ 1,558                 $ (115)        $ 312
    1,780                  2,309               --      (38,897)                (9,425)       10,041
   75,648                (17,251)            (570)      57,059                (38,556)      (10,458)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   76,558                (14,675)            (594)      19,720                (48,096)         (105)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   13,014                     31               --       75,266                  6,403        13,650
  208,259                     36           32,025      (77,923)                79,533        12,564
   (2,906)                  (162)             (33)      (4,803)                (4,269)       (2,281)
   (5,098)                    (1)             (27)        (590)                (8,220)           92
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  213,269                    (96)          31,965       (8,050)                73,447        24,025
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  289,827                (14,771)          31,371       11,670                 25,351        23,920
   16,600                 31,371               --       91,851                 66,500        42,580
------------ ---------------------- ---------------- ------------ ---------------------- -------------
$ 306,427               $ 16,600          $31,371    $ 103,521               $ 91,851       $66,500
============ ====================== ================ ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                    INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                     2009                          2008          2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 839                  $ 888       $ 1,338
  Net realized gains (losses)                            (14,175)                   153        22,579
  Change in unrealized gains (losses) on investments     152,916               (119,764)      (41,016)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   139,580               (118,723)      (17,099)
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            57,631                 48,914       129,727
  Net transfers (including fixed account)                486,247                 30,930        12,080
  Policy charges                                         (12,877)               (11,149)       (9,900)
  Transfers for policy benefits and terminations         (13,418)               (87,205)       (9,328)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          517,583                (18,510)      122,579
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               657,163               (137,233)      105,480
NET ASSETS:
  Beginning of year                                      243,831                381,064       275,584
                                                     -------------- ---------------------- -------------
  End of year                                          $ 900,994              $ 243,831      $381,064
                                                     ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MIST OPPENHEIMER CAPITAL APPRECIATION                        MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
       2009                   2008          2007           2009                   2008            2007
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
  $ (10,277)              $ 30,626       $(4,302)      $ 32,368              $ (20,992)      $ (54,295)
   (109,001)               189,066        36,790       (273,743)                40,963          37,741
    558,202               (860,586)       18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    438,924               (640,894)       51,396      1,113,054             (3,088,525)       (388,089)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    338,372                373,345       205,021        817,337                938,630       1,048,842
    205,296                325,069       461,399        (92,993)               186,585         (45,958)
   (126,102)              (131,344)      (68,093)      (317,442)              (346,212)       (411,469)
    (66,149)               (40,306)      (23,596)      (208,119)              (338,027)       (305,084)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    351,417                526,764       574,731        198,783                440,976         286,331
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    790,341               (114,130)      626,127      1,311,837             (2,647,549)       (101,758)
    841,297                955,427       329,300      2,788,353              5,435,902       5,537,660
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
$ 1,631,638              $ 841,297      $955,427    $ 4,100,190            $ 2,788,353      $5,435,902
============== ====================== ============= ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MIST SSGA GROWTH ETF
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                            2009                    2008         2007
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 7,006                 $ 4,529     $ (3,337)
  Net realized gains (losses)                            (20,730)                (21,051)      10,329
  Change in unrealized gains (losses) on investments     309,775                (210,490)      (2,639)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   296,051                (227,012)       4,353
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           229,022                 168,313       89,074
  Net transfers (including fixed account)                921,197                 (72,658)     415,367
  Policy charges                                         (75,749)                (43,964)     (30,535)
  Transfers for policy benefits and terminations         (38,845)                 (6,807)     (15,115)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,035,626                  44,884      458,791
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets             1,331,676                (182,128)     463,144
NET ASSETS:
  Beginning of year                                      457,331                 639,459      176,315
                                                     -------------- ----------------------- ------------
  End of year                                        $ 1,789,007               $ 457,331    $ 639,459
                                                     ============== ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MIST SSGA GROWTH AND INCOME ETF                 MIST PIMCO INFLATION PROTECTED BOND
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
       2009                   2008          2007           2009                   2008          2007
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    $ 6,273                $ 4,258       $(2,340)     $ 194,864               $ 95,597       $ 1,791
      3,801                (36,815)        9,163        (46,474)               (94,032)        4,018
    204,020                (94,558)       (2,024)       877,182               (678,454)       50,303
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    214,094               (127,115)        4,799      1,025,572               (676,889)       56,112
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    200,034                163,517       139,370      1,284,337                878,509       100,106
    921,708                 17,087       115,257        842,827              4,986,265       716,990
    (67,668)               (43,029)      (28,375)      (561,645)              (339,089)      (37,516)
    (23,508)               (19,484)       (2,126)      (379,814)              (237,169)      (53,881)
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,030,566                118,091       224,126      1,185,706              5,288,516       725,699
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,244,660                 (9,024)      228,925      2,211,278              4,611,627       781,811
    336,449                345,473       116,548      5,523,166                911,539       129,728
-------------- ---------------------- ------------- -------------- ---------------------- -------------
$ 1,581,109              $ 336,449      $345,473    $ 7,734,444            $ 5,523,166      $911,539
============== ====================== ============= ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                             MIST BLACKROCK LARGE CAP CORE
                                                                                       INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                              2009                   2008          2007 (d)
                                                     ---------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 2,132,876             $ (317,267)    $ (2,431,291)
  Net realized gains (losses)                          (10,716,690)             9,729,334          181,462
  Change in unrealized gains (losses) on investments    54,384,062           (169,653,539)       4,642,363
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  45,800,248           (160,241,472)       2,392,534
                                                     ---------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          38,206,877             42,625,658       31,838,356
  Net transfers (including fixed account)               (5,847,879)            (7,982,176)     442,192,771
  Policy charges                                       (26,968,042)           (28,104,995)     (19,369,800)
  Transfers for policy benefits and terminations       (18,412,707)           (24,473,418)     (20,078,179)
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,021,751)           (17,934,931)     434,583,148
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets              32,778,497           (178,176,403)     436,975,682
NET ASSETS:
  Beginning of year                                    258,799,279            436,975,682               --
                                                     ---------------- ---------------------- ----------------
  End of year                                        $ 291,577,776          $ 258,799,279    $ 436,975,682
                                                     ================ ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                       MIST AMERICAN FUNDS
                   MIST JANUS FORTY                   MIST DREMAN SMALL CAP VALUE      BALANCED ALLOCATION
                INVESTMENT DIVISION                           INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------------------------------------- ------------------------------ ------------------------
        2009                   2008        2007 (d)       2009            2008 (a)        2009     2008 (a)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   $ (75,162)             $ 249,198       $ (4,282)     $ (427)              $ --         $ --       $ 368
    (540,105)               (35,061)        23,570      58,177                (10)         (28)        (90)
   3,887,171             (4,523,728)       188,079       2,844                  6       14,667      (1,781)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   3,271,904             (4,309,591)       207,367      60,594                 (4)      14,639      (1,503)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   2,031,808              1,649,448        150,350         412                 --       30,361         302
   1,027,089              7,003,261      3,200,586     240,274                114      167,911      12,281
    (846,828)              (590,128)       (32,750)     (5,500)                --       (9,727)       (973)
    (298,955)              (325,545)       (37,605)   (278,764)                10         (563)         --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   1,913,115              7,737,036      3,280,581     (43,578)               124      187,982      11,610
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   5,185,018              3,427,445      3,487,948      17,016                120      202,621      10,107
   6,915,393              3,487,948             --         120                 --       10,107          --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
$ 12,100,411            $ 6,915,393    $ 3,487,948    $ 17,136              $ 120    $ 212,728    $ 10,107
=============== ====================== ============== =========== ================== ============ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                                                         GROWTH ALLOCATION    MODERATE ALLOCATION
                                                       INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     ------------------------ ----------------------
                                                          2009     2008 (a)       2009    2008 (a)
                                                     ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ --       $ 644        $ --      $ 165
  Net realized gains (losses)                            1,298          12         370        (29)
  Change in unrealized gains (losses) on investments    20,909         (48)     11,101       (130)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from operations                                  22,207         608      11,471          6
                                                     ------------ ----------- ----------- ----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          87,422       2,162      36,169      3,061
  Net transfers (including fixed account)               36,431      14,336      57,483      2,966
  Policy charges                                       (24,118)     (1,358)    (13,816)    (1,421)
  Transfers for policy benefits and terminations        (2,703)         (1)        (21)        (5)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from policy transactions                         97,032      15,139      79,815      4,601
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets             119,239      15,747      91,286      4,607
NET ASSETS:
  Beginning of year                                     15,747          --       4,607         --
                                                     ------------ ----------- ----------- ----------
  End of year                                        $ 134,986    $ 15,747    $ 95,893    $ 4,607
                                                     ============ =========== =========== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
    2009         2008 (a)       2009                2008 (a)        2009           2008 (a)
----------- --------------- ----------- ---------------------- ------------ -----------------
    $ --           $ 469        $ --                  $ 234         $ --             $ 207
      54             (63)        (91)                   (83)         565               (21)
   9,507          (2,459)      4,710                 (2,584)      14,572              (146)
----------- --------------- ----------- ---------------------- ------------ -----------------
   9,561          (2,053)      4,619                 (2,433)      15,137                40
----------- --------------- ----------- ---------------------- ------------ -----------------
  13,515           2,138       8,704                  4,224       18,400               940
  19,688          20,690       6,499                  7,195      159,413            10,164
  (6,238)         (1,315)     (3,313)                  (946)      (7,871)             (459)
    (482)              1        (293)                    24         (705)               (4)
----------- --------------- ----------- ---------------------- ------------ -----------------
  26,483          21,514      11,597                 10,497      169,237            10,641
----------- --------------- ----------- ---------------------- ------------ -----------------
  36,044          19,461      16,216                  8,064      184,374            10,681
  19,461              --       8,064                     --       10,681                --
----------- --------------- ----------- ---------------------- ------------ -----------------
$ 55,505        $ 19,461    $ 24,280                $ 8,064    $ 195,055          $ 10,681
=========== =============== =========== ====================== ============ =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                     ----------------------------------- ----------------------
                                                           2009             2008 (a)                 2009 (c)
                                                     ------------- --------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                              $ 2                  $ 18                 $ (580)
  Net realized gains (losses)                               (60)                  (39)                 1,986
  Change in unrealized gains (losses) on investments      3,117                  (322)                48,304
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                    3,059                  (343)                49,710
                                                     ------------- --------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           14,327                 1,057                  9,778
  Net transfers (including fixed account)                 2,568                 2,915                197,145
  Policy charges                                         (3,419)                 (442)                (2,535)
  Transfers for policy benefits and terminations           (526)                    1                (14,962)
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          12,949                 3,531                189,426
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets               16,009                 3,188                239,136
NET ASSETS:
  Beginning of year                                       3,188                    --                     --
                                                     ------------- --------------------- ----------------------
  End of year                                           $19,197                $3,188              $ 239,136
                                                     ============= ===================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             AMERICAN CENTURY VP VISTA                           DELAWARE VIP SMALL CAP VALUE
                   INVESTMENT DIVISION                             INVESTMENT DIVISION
----------------------------------------------------- --------------------------------------------------
     2009                         2008        2007         2009                   2008           2007
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   $ (472)                      $ (285)      $ (93)     $ 2,698                  $ 195       $ (2,015)
  (47,927)                         204       1,950     (324,068)               (88,810)        54,658
   67,433                      (65,328)      4,790      372,833               (269,207)      (146,882)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   19,034                      (65,409)      6,647       51,463               (357,822)       (94,239)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
  110,074                    13,124.00    7,595.00       60,157                119,309        340,918
  (53,969)                     106,780         953     (501,693)                78,642        290,002
   (4,572)                      (3,919)     (1,106)     (11,186)               (21,619)       (15,765)
   (3,305)                        (516)     (9,883)      (5,015)              (210,049)       (19,176)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   48,228                      115,469      (2,441)    (457,737)               (33,717)       595,979
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   67,262                       50,060       4,206     (406,274)              (391,539)       501,740
   79,193                       29,133      24,927      634,305              1,025,844        524,104
------------ ---------------------------- ----------- ------------ ---------------------- --------------
$ 146,455                     $ 79,193    $ 29,133    $ 228,031              $ 634,305     $1,025,844
============ ============================ =========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             DREYFUS VIF INTERNATIONAL VALUE
                                                                  INVESTMENT DIVISION
                                                     ------------ ---------------------- --------------
                                                          2009                   2008           2007
                                                     ------------ ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 9,269                $ 8,347        $ 7,908
  Net realized gains (losses)                         (185,176)                25,343        123,168
  Change in unrealized gains (losses) on investments   238,024               (268,322)      (101,858)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  62,117               (234,632)        29,218
                                                     ------------ ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          28,115                  2,055        185,615
  Net transfers (including fixed account)              (85,562)                 3,974       (194,916)
  Policy charges                                        (8,707)               (12,689)       (14,159)
  Transfers for policy benefits and terminations       (45,781)              (118,241)       (21,097)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (111,935)              (124,901)       (44,557)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets             (49,818)              (359,533)       (15,339)
NET ASSETS:
  Beginning of year                                    341,560                701,093        716,432
                                                     ------------ ---------------------- --------------
  End of year                                        $ 291,742              $ 341,560       $701,093
                                                     ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                   INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
     2009                   2008            2007        2009                   2008             2007
------------ ---------------------- --------------- ----------- ---------------------- ----------------
  $ 2,747                $ 7,940         $ 6,291       $ 551                  $ 192             $ 69
 (540,331)              (112,182)        203,381     (17,708)               (34,983)          14,561
  633,578               (486,662)       (272,066)     28,044                   (655)         (37,975)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
   95,994               (590,904)        (62,394)     10,887                (35,446)         (23,345)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
       --                205,990         105,410      12,573                  1,613           26,101
 (667,539)               102,395         978,190       4,125                 25,177           47,326
  (13,708)               (27,133)        (16,541)     (1,545)                (2,152)          (2,711)
     (214)                12,539         (57,710)     (4,928)               (74,323)          (2,434)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (681,461)               293,791       1,009,349      10,225                (49,685)          68,282
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (585,467)              (297,113)        946,955      21,112                (85,131)          44,937
  913,808              1,210,921         263,966      49,396                134,527           89,590
------------ ---------------------- --------------- ----------- ---------------------- ----------------
$ 328,341              $ 913,808      $1,210,921    $ 70,508               $ 49,396         $134,527
============ ====================== =============== =========== ====================== ================

The accompanying notes are an integral part of these financial statements.

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MFS VIT HIGH INCOME
                                                                    INVESTMENT DIVISION
                                                     -------------------------------------------------
                                                            2009                   2008        2007
                                                     -------------- ---------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 660                $ 1,594     $ 3,863
  Net realized gains (losses)                                326                 (3,105)      1,517
  Change in unrealized gains (losses) on investments      21,466                 (1,097)     (3,019)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                    22,452                 (2,608)      2,361
                                                     -------------- ---------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             3,777                    696       5,591
  Net transfers (including fixed account)                 90,405                 (8,416)    (64,551)
  Policy charges                                            (684)                  (180)       (846)
  Transfers for policy benefits and terminations          (1,164)                (8,325)     (2,622)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                           92,334                (16,225)    (62,428)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets               114,786                (18,833)    (60,067)
NET ASSETS:
  Beginning of year                                        3,111                 21,944      82,011
                                                     -------------- ---------------------- -----------
  End of year                                          $ 117,897                $ 3,111    $ 21,944
                                                     ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                  MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ -----------------------------------------------------
       2009                     2008           2007           2009                     2008          2007
-------------- ------------------------ -------------- -------------- ------------------------ -------------
    $ 1,004                    $ 225          $ 612          $ (27)                   $ (11)        $ (13)
    (11,994)                   4,298          5,513          1,560                      539           239
     27,307                  (30,617)        (2,915)         3,314                   (1,817)         (349)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     16,317                  (26,094)         3,210          4,847                   (1,289)         (123)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,456                   16,644         24,545            564                       --            --
     (9,035)                   8,770         12,209            (83)                      --         3,357
     (1,544)                  (2,425)        (2,386)          (178)                     (37)          (78)
     (5,469)                  (3,305)           135         (2,063)                      (1)          113
-------------- ------------------------ -------------- -------------- ------------------------ -------------
      4,408                   19,684         34,503         (1,760)                     (38)        3,392
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,725                   (6,410)        37,713          3,087                   (1,327)        3,269
     58,159                   64,569         26,856          1,942                    3,269            --
-------------- ------------------------ -------------- -------------- ------------------------ -------------
   $ 78,884                 $ 58,159       $ 64,569        $ 5,029                  $ 1,942       $ 3,269
============== ======================== ============== ============== ======================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                         MFS VIT VALUE
                                                                   INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                           2009                   2008          2007
                                                     ------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ 546               $ 10,029         $ (78)
  Net realized gains (losses)                            (1,224)                18,395         2,376
  Change in unrealized gains (losses) on investments     14,082                (26,364)       (1,846)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   13,404                  2,060           452
                                                     ------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners               --                 (5,064)        5,064
  Net transfers (including fixed account)                    --                 55,984        42,062
  Policy charges                                         (2,736)                (3,817)       (1,514)
  Transfers for policy benefits and terminations             (1)               (31,762)         (131)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (2,737)                15,341        45,481
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets               10,667                 17,401        45,933
NET ASSETS:
  Beginning of year                                      63,334                 45,933            --
                                                     ------------- ---------------------- -------------
  End of year                                           $74,001               $ 63,334       $45,933
                                                     ============= ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                VAN KAMPEN LIT GOVERNMENT                       WELLS FARGO VT TOTAL RETURN BOND
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------- --------------------------------------------------
       2009                   2008               2007         2009                   2008          2007
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
    $ 3,609                $ 1,876              $ 795     $ 16,897                $ 6,923       $ 4,036
       (289)                (1,270)                38        5,219                   (532)          482
     (2,868)                  (983)                35       23,526                 (2,943)          726
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
        452                   (377)               868       45,642                  3,448         5,244
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     51,159                 30,742              9,025      124,039                 41,989        21,305
     10,279                    444                 --      234,843                 50,132        30,954
     (7,970)                (6,986)              (171)     (14,024)                (4,589)       (2,836)
       (411)               (15,013)            (1,839)     (39,437)               (20,785)       (2,379)
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,057                  9,187              7,015      305,421                 66,747        47,044
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,509                  8,810              7,883      351,063                 70,195        52,288
     31,526                 22,716             14,833      183,674                113,479        61,191
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
   $ 85,035               $ 31,526           $ 22,716    $ 534,737              $ 183,674     $ 113,479
============== ====================== ================== ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                   2008            2007
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (3,264)              $ 37,763        $ 51,705
  Net realized gains (losses)                                 --                     --              --
  Change in unrealized gains (losses) on investments          --                     --              --
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    (3,264)                37,763          51,705
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           451,194                 90,094         764,383
  Net transfers (including fixed account)               (984,218)               310,047         319,843
  Policy charges                                         (47,826)               (91,356)        (68,591)
  Transfers for policy benefits and terminations        (299,636)              (308,880)          2,280
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (880,486)                   (95)      1,017,915
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets              (883,750)                37,668       1,069,620
NET ASSETS:
  Beginning of year                                    2,089,402              2,051,734         982,114
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 1,205,652            $ 2,089,402      $2,051,734
                                                     ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             PIONEER VCT          PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
        EMERGING MARKETS        MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
     INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------------ -------------------- -------------------- -------------------- -------------------- --------------------
     2009       2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 3,201        $ (141)               $ (34)               $ (57)                $ 68                $ (17)             $ 9,485
    8,989          (554)                  32                   16                   32                  480               33,086
  311,181       (40,541)               2,439                2,984                   95                1,146                1,601
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  323,371       (41,236)               2,437                2,943                  195                1,609               44,172
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
   70,484            25                   --               13,726                  803                  803                  --
  258,993       213,338               19,671               42,530                6,688                6,231              696,037
  (19,519)       (1,388)                (582)                (728)                (131)              (1,164)             (3,966)
  (15,065)      (16,880)                (123)                  --               (1,808)              (1,836)             (1,497)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  294,893       195,095               18,966               55,528                5,552                4,034              690,574
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  618,264       153,859               21,403               58,471                5,747                5,643              734,746
  153,859            --                   --                   --                   --                   --                  --
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 772,123     $ 153,859             $ 21,403             $ 58,471              $ 5,747              $ 5,643            $ 734,746
============ =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Janus Aspen Series ("Janus Aspen")
AIM Variable Insurance Funds ("AIM V.I.")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein") Fidelity Variable Insurance Products ("Fidelity VIP")
American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
American Century Variable Portfolios, Inc. ("American Century VP")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
MFS Variable Insurance Trust ("MFS VIT")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Wells Fargo Variable Trust ("Wells Fargo VT")
Oppenheimer Variable Account Funds ("Oppenheimer VA")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2009:

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF Artio International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Western Asset Management Strategic Bond
Opportunities Investment Division
MSF Western Asset Management U.S. Government Investment Division MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division*
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division MSF MetLife Aggressive Allocation Investment Division
Janus Aspen Janus Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
Janus Aspen Overseas Investment Division
Janus Aspen Perkins Mid Cap Value Investment Division
AIM V.I. Global Real Estate Investment Division
AIM V.I. International Growth Investment Division
FTVIPT Templeton Foreign Securities Investment Division
FTVIPT Mutual Global Discovery Securities Investment Division FTVIPT Templeton Global Bond Securities Investment Division** AllianceBernstein Global Thematic Growth Investment Division AllianceBernstein Intermediate Bond Investment Division
Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP High Income Investment Division
Fidelity VIP Mid Cap Investment Division
Fidelity VIP Freedom 2010 Investment Division
Fidelity VIP Freedom 2020 Investment Division
Fidelity VIP Freedom 2030 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division American Funds Bond Investment Division
American Funds International Investment Division
American Funds U.S. Government/AAA Rated
Securities Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST MFS Research International Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division* MIST Lord Abbett Growth and Income Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Van Kampen Mid Cap Growth Investment Division
MIST Lord Abbett Mid Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Janus Forty Investment Division
MIST Dreman Small Cap Value Investment Division
MIST American Funds Balanced Allocation Investment Division
MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division MIST Met/Templeton Growth Investment Division
MIST Pioneer Fund Investment Division**
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus VIF International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division
MFS VIT High Income Investment Division
MFS VIT Global Equity Investment Division
MFS VIT New Discovery Investment Division
MFS VIT Value Investment Division
Van Kampen LIT Government Investment Division
Wells Fargo VT Total Return Bond Investment Division
Wells Fargo VT Money Market Investment Division
Pioneer VCT Emerging Markets Investment Division
Pioneer VCT Mid Cap Value Investment Division
Royce Small-Cap Investment Division
UIF Emerging Markets Debt Investment Division
UIF Emerging Markets Equity Investment Division
PIMCO VIT Low Duration Investment Division**

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division began operations during the year ended December 31, 2009.


B. The following Investment Divisions had no net assets as of December 31, 2009:

AllianceBernstein International Value Investment Division
Fidelity VIP Freedom 2015 Investment Division
Fidelity VIP Freedom 2025 Investment Division
Oppenheimer VA Main Street Small Cap Investment Division
Putnam VT International Growth and Income Investment Division
Royce Micro-Cap Investment Division
PIMCO VIT Long-Term U.S. Government Investment Division
LMPVET Investment Counsel Variable Social Awareness Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Investment Division
MSF Capital Guardian U.S. Equity Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

Former Name                                              New Name
(MSF) Julius Baer International Stock Portfolio          (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio     (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Franklin Templeton Small Cap Growth Portfolio      (MSF) Loomis Sayles Small Cap Growth Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                  (MSF) Loomis Sayles Small Cap Core Portfolio
(MSF) Harris Oakmark Focused Value Portfolio             (MSF) Met/Artisan Mid Cap Value Portfolio
(Janus Aspen) Large Cap Growth Portfolio                 (Janus Aspen) Janus Portfolio
(Janus Aspen) International Growth Portfolio             (Janus Aspen) Overseas Portfolio
(Janus Aspen) Mid Cap Value Portfolio                    (Janus Aspen) Perkins Mid Cap Value Portfolio
(FTVIPT) Mutual Discovery Securities Fund                (FTVIPT) Mutual Global Discovery Securities Fund
(AllianceBernstein) Global Technology Portfolio          (AllianceBernstein) Global Thematic Growth Portfolio

MERGERS:

Former Portfolio                               New Portfolio
(MSF) FI Large Cap Portfolio                   (MSF) BlackRock Legacy Large Cap Growth Portfolio
(MSF) Capital Guardian U.S. Equity Portfolio   (MIST) Pioneer Fund Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value or each of the Investment Divisions.

Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of this guidance had no impact on the financial statements of each of the Investment Divisions.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

MORtality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2009:

Mortality and Expense Risk    0.45% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the mortality and expense risk charge which ranges from 0.30% to 0.60% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of operations of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $35 and are assessed monthly. For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

Most policies offer optional benefits that can be added to the policy by rider. The change for riders that provide life insurance benefits can range from $0.01 to $37.98 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MSF BlackRock Diversified Investment Division             17,617,327  283,245,833    15,568,471     20,197,862
MSF BlackRock Aggressive Growth Investment Division        8,020,921  184,547,937     3,021,849     13,171,130
MSF MetLife Stock Index Investment Division               22,718,789  687,542,090    54,785,090     31,913,969
MSF Artio International Stock Investment Division          4,779,206   55,432,870     2,799,332      4,856,542
MSF FI Mid Cap Opportunities Investment Division          13,399,926  227,787,837     7,798,428      6,713,398
MSF T. Rowe Price Small Cap Growth Investment Division     5,663,407   69,441,734     3,491,430      4,990,588
MSF Oppenheimer Global Equity Investment Division          2,884,448   35,744,033     2,349,486      3,865,950
MSF MFS Value Investment Division                          4,407,663   56,470,780     2,588,404      2,859,158
MSF Neuberger Berman Mid Cap Value Investment Division     3,999,817   69,355,947     3,447,876      3,984,419
MSF T. Rowe Price Large Cap Growth Investment Division     3,298,755   39,524,055     2,032,090      3,119,476
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                      9,721,103  104,127,006    19,308,359      8,537,142
MSF Morgan Stanley EAFE Index Investment Division          5,195,247   57,854,820     7,980,635      5,100,717
MSF Russell 2000 Index Investment Division                 4,452,702   51,961,585     5,061,763      3,320,051
MSF Jennison Growth Investment Division                    1,234,956   13,214,103       592,738        807,462
MSF BlackRock Strategic Value Investment Division          7,113,188  103,684,201     3,823,299      3,436,999
MSF MetLife Mid Cap Stock Index Investment Division        4,837,062   57,443,826     5,223,386      4,387,594
MSF Loomis Sayles Small Cap Growth Investment Division       757,903    6,885,098       484,985        397,775
MSF BlackRock Large Cap Value Investment Division          1,239,328   14,394,561     2,156,748      1,104,187
MSF Davis Venture Value Investment Division                1,873,384   50,740,127     5,726,809      3,135,645
MSF Loomis Sayles Small Cap Core Investment Division          84,717   17,001,696     1,468,570      1,045,526
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                        259,169    5,630,890     1,468,446        842,118
MSF BlackRock Bond Income Investment Division                791,276   84,777,030     8,095,467      9,221,605
MSF FI Value Leaders Investment Division                      43,653    7,400,594       802,202        414,871
MSF Met/Artisan Mid Cap Value Investment Division            277,249   57,427,406     2,228,166      3,189,569
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      1,688,282   20,257,157     3,422,171      1,601,905
MSF Western Asset Management U.S. Government
  Investment Division                                      1,379,365   16,709,822     5,442,657      4,673,634
MSF BlackRock Money Market Investment Division               352,395   35,239,572    17,528,511     45,564,825
MSF MFS Total Return Investment Division                      58,769    7,884,050     2,213,743        704,690
MSF MetLife Conservative Allocation Investment Division      201,311    2,061,951       992,164        425,503
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                        499,301    5,120,070     1,920,387        607,984
MSF MetLife Moderate Allocation Investment Division        2,853,414   29,107,392     7,153,925      1,559,216
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                      5,384,932   56,179,730    11,155,074      2,483,196
MSF MetLife Aggressive Allocation Investment Division      1,137,410   12,059,441     2,491,904      1,080,586
Janus Aspen Janus Investment Division                        309,401    5,939,043       699,041        338,402
Janus Aspen Balanced Investment Division                      53,365    1,416,756     1,182,867         32,716
Janus Aspen Forty Investment Division                         28,670      844,822       519,560        275,807
Janus Aspen Overseas Investment Division                       1,822       62,762       120,837        125,756
Janus Aspen Perkins Mid Cap Value Investment Division        102,316    1,143,440     1,095,084        110,625
AIM V.I. Global Real Estate Investment Division              124,147    2,099,234       350,815        628,363
AIM V.I. International Growth Investment Division                706       16,102        16,591            523
FTVIPT Templeton Foreign Securities Investment Division      580,089    8,337,384     1,651,476      1,209,595
FTVIPT Mutual Global Discovery Securities
  Investment Division                                         46,923      925,102       534,623      1,640,370
FTVIPT Templeton Global Bond Securities
  Investment Division (a)                                        209        3,466         3,606            145
AllianceBernstein Global Thematic Growth
  Investment Division                                          7,927      115,540        68,583         31,095
AllianceBernstein Intermediate Bond Investment Division        2,395       26,730        45,695         20,202
Fidelity VIP Contrafund Investment Division                  194,081    4,564,734     1,573,638        443,944

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
Fidelity VIP Asset Manager: Growth Investment Division       136,922    1,620,083       547,763        141,914
Fidelity VIP Investment Grade Bond Investment Division        18,882      237,213       397,915        209,220
Fidelity VIP Equity-Income Investment Division                14,673      268,276       133,464        477,380
Fidelity VIP High Income Investment Division                   7,734       41,564        41,809            256
Fidelity VIP Mid Cap Investment Division                       8,600      213,456       197,866         27,563
Fidelity VIP Freedom 2010 Investment Division                  1,489       13,713         3,851         14,818
Fidelity VIP Freedom 2020 Investment Division                 68,121      509,833       924,393        452,391
Fidelity VIP Freedom 2030 Investment Division                  3,515       28,398         5,179          1,258
American Funds Growth Investment Division                  2,368,703  120,768,499     7,577,785      5,050,914
American Funds Growth-Income Investment Division           2,133,982   73,773,563     5,088,657      3,144,069
American Funds Global Small Capitalization
  Investment Division                                      3,157,993   64,610,970     5,706,071      4,321,077
American Funds Bond Investment Division                      367,612    3,955,160     1,217,886        889,687
American Funds International Investment Division              27,197      459,473       441,108         41,020
American Funds U.S. Government/AAA Rated Securities
  Investment Division                                          7,469       91,170        86,050         29,521
MIST T. Rowe Price Mid Cap Growth Investment Division      2,170,295   17,136,706     1,863,426      1,467,611
MIST MFS Research International Investment Division        1,405,932   16,306,401     3,203,804      2,709,329
MIST PIMCO Total Return Investment Division                3,479,233   40,082,770     8,900,969      3,039,430
MIST RCM Technology Investment Division                    3,461,042   14,389,014     3,180,799      1,662,227
MIST Lord Abbett Bond Debenture Investment Division        2,126,926   24,460,346     5,973,135      2,769,097
MIST Lazard Mid Cap Investment Division                      488,278    5,917,316       516,804        605,454
MIST Met/AIM Small Cap Growth Investment Division            302,958    3,719,310       634,026        263,229
MIST Harris Oakmark International Investment Division      2,195,867   31,296,379     5,644,664      2,629,977
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                      1,073,435    7,433,596       375,736        448,750
MIST Lord Abbett Growth and Income Investment Division       272,173    6,850,228       655,588        364,027
MIST Clarion Global Real Estate Investment Division        1,886,046   24,332,323     2,594,303      1,453,814
MIST Van Kampen Mid Cap Growth Investment Division            34,975      248,618       242,278         29,864
MIST Lord Abbett Mid Cap Value Investment Division             8,158       94,507        95,175        101,662
MIST Third Avenue Small Cap Value Investment Division         71,282      885,322       578,216         56,977
MIST Oppenheimer Capital Appreciation Investment Division    288,273    1,899,648       534,925        193,723
MIST Legg Mason Value Equity Investment Division             662,373    5,919,521       630,323        400,029
MIST SSgA Growth ETF Investment Division                     181,255    1,687,737     1,238,278        195,605
MIST SSgA Growth and Income ETF Investment Division          152,909    1,471,419     1,313,032        276,172
MIST PIMCO Inflation Protected Bond Investment Division      692,426    7,486,804     2,717,682      1,336,169
MIST BlackRock Large Cap Core Investment Division         37,285,528  402,199,959     7,458,520     18,233,363
MIST Janus Forty Investment Division                         186,850   12,548,870     3,707,857      1,869,004
MIST Dreman Small Cap Value Investment Division                1,369       14,288       227,699        271,701
MIST American Funds Balanced Allocation
  Investment Division                                         23,983      199,843       200,136         12,153
MIST American Funds Growth Allocation Investment Division     16,283      114,127       109,082         12,048
MIST American Funds Moderate Allocation
  Investment Division                                         10,333       84,924        84,593          4,776
MIST Met/Franklin Income Investment Division                   5,501       48,459        30,469          3,984
MIST Met/Franklin Mutual Shares Investment Division            2,994       22,155        12,395            798
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         21,721      180,630       183,086         13,849
MIST Met/Templeton Growth Investment Division                  2,186       16,403        14,294          1,341
MIST Pioneer Fund Investment Division (a)                     19,433      190,339       214,314         25,961
American Century VP Vista Investment Division                 11,105      136,969       174,231        126,453
Delaware VIP Small Cap Value Investment Division               9,392      247,128       144,483        600,050
Dreyfus VIF International Value Investment Division           26,719      343,701       120,978        224,671
Goldman Sachs Mid Cap Value Investment Division               28,931      455,962         7,439        683,952

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                            SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                         --------- ------------- ------------- --------------
Goldman Sachs Structured Small Cap Equity
  Investment Division                                        7,996        84,737        31,221         20,334
MFS VIT High Income Investment Division                     14,391        98,362        99,146          8,965
MFS VIT Global Equity Investment Division                    6,560        82,198        36,250         30,819
MFS VIT New Discovery Investment Division                      386         3,887         9,350         11,132
MFS VIT Value Investment Division                            6,336        88,133           824          2,993
Van Kampen LIT Government Investment Division                9,685        88,609        65,343          8,675
Wells Fargo VT Total Return Bond Investment Division        51,707       512,361       446,685        122,383
Wells Fargo VT Money Market Investment Division          1,206,171     1,206,171       860,355      1,743,341
Pioneer VCT Emerging Markets Investment Division            28,661       501,484       335,465         37,370
Pioneer VCT Mid Cap Value Investment Division                1,478        18,964        19,549            617
Royce Small-Cap Investment Division                          6,736        55,488        56,256            784
UIF Emerging Markets Debt Investment Division                  742         5,653         7,576          1,955
UIF Emerging Markets Equity Investment Division                434         4,498         7,036          3,018
PIMCO VIT Low Duration Investment Division (a)              72,658       732,970       738,487          5,697

(a) For the period May 4, 2009 to December 31, 2009.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                  MSF BLACKROCK DIVERSIFIED                                  MSF BLACKROCK AGGRESSIVE GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2009                   2008          2007          2009                   2008          2007
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units beginning of year   12,136,197             12,715,624    13,096,726    10,226,808             10,673,487    11,198,297
Units issued and
  transferred from
  other funding options    5,841,981              3,715,948     1,576,102     4,486,979              2,758,625     1,043,072
Units redeemed and
  transferred to other
  funding options         (6,498,027)            (4,295,375)   (1,957,204)   (5,058,125)            (3,205,304)   (1,567,882)
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units end of year         11,480,151             12,136,197    12,715,624     9,655,662             10,226,808    10,673,487
                          ============= ====================== ============= ============= ====================== =============

                               MSF FI MID CAP OPPORTUNITIES                              MSF T. ROWE PRICE SMALL CAP GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2009                   2008          2007          2009                   2008         2007
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units beginning of year   13,704,583             13,843,071    14,298,595     4,498,247              4,692,085    4,913,291
Units issued and
  transferred from
  other funding options    7,641,034              4,385,339     1,586,888     1,930,920              1,202,595      490,842
Units redeemed and
  transferred to other
  funding options         (7,663,179)            (4,523,827)   (2,042,412)   (2,156,476)            (1,396,433)    (712,048)
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units end of year         13,682,438             13,704,583    13,843,071     4,272,691              4,498,247    4,692,085
                          ============= ====================== ============= ============= ====================== ============

                                      MSF NEUBERGER BERMAN MID CAP VALUE                MSF T. ROWE PRICE LARGE CAP GROWTH
                                        INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2009                   2008         2007          2009                   2008         2007
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year    3,355,424              3,292,329    3,225,765     3,522,287              3,529,093    3,620,946
Units issued and
  transferred from
  other funding options    2,427,646              1,542,307      609,119     2,114,300              1,354,500      579,434
Units redeemed and
  transferred to other
  funding options         (2,490,121)            (1,479,212)    (542,555)   (2,226,820)            (1,361,306)    (671,287)
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units end of year          3,292,949              3,355,424    3,292,329     3,409,767              3,522,287    3,529,093
                          ============= ====================== ============ ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

           MSF METLIFE STOCK INDEX                      MSF ARTIO INTERNATIONAL STOCK
               INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- -------------------------------------------------
       2009                   2008          2007          2009                   2008         2007
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,120,853             34,637,993    33,607,228     3,272,041              3,371,026    3,412,213
 21,105,595             13,540,436     5,684,335     1,779,165              1,065,634      449,737
(20,301,943)           (12,057,576)   (4,653,570)   (1,920,373)            (1,164,619)    (490,924)
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,924,505             36,120,853    34,637,993     3,130,833              3,272,041    3,371,026
============== ====================== ============= ============= ====================== ============

    MSF OPPENHEIMER GLOBAL EQUITY                                     MSF MFS VALUE
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,250,790              2,347,437    2,344,938     4,061,727              4,115,566    4,099,325
 1,043,645                653,061      280,327     2,678,033              1,700,729      706,700
(1,183,185)              (749,708)    (277,828)   (2,683,487)            (1,754,568)    (690,459)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,111,250              2,250,790    2,347,437     4,056,273              4,061,727    4,115,566
============= ====================== ============ ============= ====================== ============

     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX        MSF MORGAN STANLEY EAFE INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,705,639              6,582,200    6,058,549     4,548,869              4,186,312    3,792,545
 4,481,852              3,155,394    1,388,135     3,949,991              2,508,640    1,009,072
(4,207,879)            (4,031,955)    (864,484)   (3,880,393)            (2,146,083)    (615,305)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,979,612              5,705,639    6,582,200     4,618,467              4,548,869    4,186,312
============= ====================== ============ ============= ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                     MSF RUSSELL 2000 INDEX                              MSF JENNISON GROWTH
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------- ------------------------------------------------
                                2009                   2008         2007         2009                   2008         2007
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units beginning of year    2,979,566              2,975,863    2,884,744    1,170,101              1,203,057    1,356,790
Units issued and
  transferred from
  other funding options    2,105,103              1,318,726      550,789      646,258                394,023      166,465
Units redeemed and
  transferred to other
  funding options         (2,112,536)            (1,315,023)    (459,670)    (667,755)              (426,979)    (320,198)
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units end of year          2,972,133              2,979,566    2,975,863    1,148,604              1,170,101    1,203,057
                          ============= ====================== ============ ============ ====================== ============

                                  MSF LOOMIS SAYLES SMALL CAP GROWTH        MSF BLACKROCK LARGE CAP VALUE
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- ------------------------------------------------
                              2009                   2008       2007          2009                   2008        2007
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units beginning of year    579,322                569,953    538,941       924,995                770,111     608,908
Units issued and
  transferred from
  other funding options    456,755                284,532    110,335     1,160,670                738,266     293,309
Units redeemed and
  transferred to other
  funding options         (443,928)              (275,163)   (79,323)   (1,066,968)              (583,382)   (132,106)
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units end of year          592,149                579,322    569,953     1,018,697                924,995     770,111
                          =========== ====================== ========== ============= ====================== ===========

                               MSF BLACKROCK LEGACY LARGE CAP GROWTH            MSF BLACKROCK BOND INCOME
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------------
                              2009                   2008       2007          2009                   2008         2007
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year    413,693                265,094    190,308     4,137,787              4,467,585    4,668,001
Units issued and
  transferred from
  other funding options    696,623                481,035    112,767     1,958,068              1,342,396      708,428
Units redeemed and
  transferred to other
  funding options         (629,878)              (332,436)   (37,981)   (2,246,829)            (1,672,194)    (908,844)
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year          480,438                413,693    265,094     3,849,026              4,137,787    4,467,585
                          =========== ====================== ========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

    MSF BLACKROCK STRATEGIC VALUE                   MSF METLIFE MID CAP STOCK INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,285,033              4,450,536    4,494,782     3,450,115              3,466,871    3,270,208
 2,810,773              1,678,023      646,818     2,443,661              1,669,439      702,937
(2,816,347)            (1,843,526)    (691,064)   (2,580,618)            (1,686,195)    (506,274)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,279,459              4,285,033    4,450,536     3,313,158              3,450,115    3,466,871
============= ====================== ============ ============= ====================== ============

          MSF DAVIS VENTURE VALUE                 MSF LOOMIS SAYLES SMALL CAP CORE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007       2009                     2008       2007
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,580,625              1,479,707    1,301,427    116,157                   98,083     78,273
 1,319,611                814,725      357,240     70,176                   60,203     30,647
(1,238,703)              (713,807)    (178,960)   (70,021)                 (42,129)   (10,837)
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,661,533              1,580,625    1,479,707    116,312                  116,157     98,083
============= ====================== ============ ========== ======================== ==========

           MSF FI VALUE LEADERS                 MSF MET/ARTISAN MID CAP VALUE
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------------
    2009                   2008       2007        2009                   2008       2007
----------- ---------------------- ---------- ----------- ---------------------- ----------
 451,406                440,904    393,835     196,801                191,591    191,529
 447,507                277,204    120,346     142,199                 89,923     32,899
(419,979)              (266,702)   (73,277)   (147,661)               (84,713)   (32,837)
----------- ---------------------- ---------- ----------- ---------------------- ----------
 478,934                451,406    440,904     191,339                196,801    191,591
=========== ====================== ========== =========== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                              MSF WESTERN ASSET MANAGEMENT                      MSF WESTERN ASSET MANAGEMENT
                              STRATEGIC BOND OPPORTUNITIES                                   U.S. GOVERNMENT
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------ -------------------------------------------------
                               2009                   2008         2007          2009                   2008         2007
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year   1,106,833              1,117,386      998,939     1,059,598              1,066,735      988,756
Units issued and
  transferred from
  other funding options     931,022                616,116      270,755     1,058,237                562,109      236,483
Units redeemed and
  transferred to other
  funding options          (922,237)              (626,669)    (152,308)   (1,054,764)              (569,246)    (158,504)
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units end of year         1,115,618              1,106,833    1,117,386     1,063,071              1,059,598    1,066,735
                          ============ ====================== ============ ============= ====================== ============

                                 MSF METLIFE CONSERVATIVE ALLOCATION    MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- --------------------------------------------------
                              2009                   2008       2007        2009                   2008            2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units beginning of year    133,696                 66,558     44,128     336,506                244,254         161,903
Units issued and
  transferred from
  other funding options    463,545                353,431     46,280     631,508                381,130         121,294
Units redeemed and
  transferred to other
  funding options         (417,909)              (286,293)   (23,850)   (524,325)              (288,878)        (38,943)
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units end of year          179,332                133,696     66,558     443,689                336,506         244,254
                          =========== ====================== ========== =========== ====================== ===============

                          MSF METLIFE AGGRESSIVE ALLOCATION                            JANUS ASPEN JANUS
                                        INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ----------------------------------------------- --------------------------------------------
                                2009                   2008       2007       2009                   2008       2007
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units beginning of year      851,068                608,756    225,274    685,791                643,417    595,051
Units issued and
  transferred from
  other funding options    1,466,442                960,727    441,487     77,949                 85,627     69,313
Units redeemed and
  transferred to other
  funding options         (1,323,615)              (718,415)   (58,005)   (44,846)               (43,253)   (20,947)
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units end of year            993,895                851,068    608,756    718,894                685,791    643,417
                          ============= ====================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

       MSF BLACKROCK MONEY MARKET                            MSF MFS TOTAL RETURN
              INVESTMENT DIVISION                             INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------
      2009                   2008         2007        2009                   2008       2007
------------- ---------------------- ------------ ----------- ---------------------- ----------
 3,533,477              3,638,086    3,575,759     469,855                418,473    297,430
 1,181,172                902,181      494,785     595,895                357,123    187,982
(2,751,892)            (1,006,790)    (432,458)   (485,137)              (305,741)   (66,939)
------------- ---------------------- ------------ ----------- ---------------------- ----------
 1,962,757              3,533,477    3,638,086     580,613                469,855    418,473
============= ====================== ============ =========== ====================== ==========

  MSF METLIFE MODERATE ALLOCATION                  MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,031,439              1,452,241      775,138     3,956,910              2,499,351    1,098,433
 3,488,092              2,404,563      935,987     6,445,005              4,336,625    1,608,801
(3,030,617)            (1,825,365)    (258,884)   (5,669,236)            (2,879,066)    (207,883)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,488,914              2,031,439    1,452,241     4,732,679              3,956,910    2,499,351
============= ====================== ============ ============= ====================== ============

         JANUS ASPEN BALANCED                           JANUS ASPEN FORTY
          INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
  2009                   2008      2007       2009                   2008      2007
--------- ---------------------- --------- ---------- ---------------------- ---------
20,633                  5,625       179     45,182                 27,126     7,954
81,253                 20,270     7,946     39,687                 46,241    21,485
(2,505)                (5,262)   (2,500)   (23,739)               (28,185)   (2,313)
--------- ---------------------- --------- ---------- ---------------------- ---------
99,381                 20,633     5,625     61,130                 45,182    27,126
========= ====================== ========= ========== ====================== =========

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                           INVESTMENT DIVISION                  INVESTMENT DIVISION
                          ----------------------- ------------------------------------
                            2009       2008 (a)     2009                    2008 (a)
                          --------- ------------- --------- --------------------------
Units beginning of year    1,777            --    13,293                         --
Units issued and
  transferred from
  other funding options    5,289         1,802    89,544                     13,355
Units redeemed and
  transferred to other
  funding options         (3,931)          (25)   (9,552)                       (62)
                          --------- ------------- --------- --------------------------
Units end of year          3,135         1,777    93,285                     13,293
                          ========= ============= ========= ==========================

                                                                                     FTVIPT
                                                                           TEMPLETON GLOBAL
                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES        BOND SECURITIES
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                          --------------------------------------------- ----------------------
                              2009                   2008       2007                2009 (c)
                          ----------- ---------------------- ---------- ----------------------
Units beginning of year    140,006                 93,103     54,880                     --
Units issued and
  transferred from
  other funding options     28,222                 55,579     56,645                    213
Units redeemed and
  transferred to other
  funding options         (113,640)                (8,676)   (18,422)                    (9)
                          ----------- ---------------------- ---------- ----------------------
Units end of year           54,588                140,006     93,103                    204
                          =========== ====================== ========== ======================

                          FIDELITY VIP ASSET MANAGER: GROWTH                      FIDELITY VIP INVESTMENT GRADE BOND
                                         INVESTMENT DIVISION                                     INVESTMENT DIVISION
                          ------------------------------------------------ --------------------------------------------
                             2009                       2008       2007       2009                   2008       2007
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units beginning of year   126,890                    112,746    102,160      3,908                 73,675      3,341
Units issued and
  transferred from
  other funding options    70,300                     28,458     22,228     31,638                  1,647    118,771
Units redeemed and
  transferred to other
  funding options         (16,093)                   (14,314)   (11,642)   (17,459)               (71,414)   (48,437)
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units end of year         181,097                    126,890    112,746     18,087                  3,908     73,675
                          ========== ========================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                                                       AIM V.I.
                                                  INTERNATIONAL
   AIM V.I. GLOBAL REAL ESTATE                           GROWTH           FTVIPT TEMPLETON FOREIGN SECURITIES
           INVESTMENT DIVISION              INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------------- ---------------------- ---------------------------------------------
   2009                   2008      2007                2009 (b)       2009                   2008       2007
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 76,172                 74,508    70,179                     --     527,866                504,436    471,719
 18,609                 21,095    13,540                  1,114     104,859                 90,235     84,038
(34,821)               (19,431)   (9,211)                   (34)   (111,933)               (66,805)   (51,321)
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 59,960                 76,172    74,508                  1,080     520,792                527,866    504,436
========== ====================== ========= ====================== =========== ====================== ==========

                                              ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND           FIDELITY VIP CONTRAFUND
                     INVESTMENT DIVISION    INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------------- ---------------------- --------------------------------------------
  2009                   2008       2007                2009 (b)      2009                   2008       2007
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
14,644                  8,261     11,769                     --    218,160                188,529    151,404
14,289                  6,627     10,367                  3,299    153,261                 67,806     81,153
(3,890)                  (244)   (13,875)                (1,057)   (38,664)               (38,175)   (44,028)
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
25,043                 14,644      8,261                  2,242    332,757                218,160    188,529
========= ====================== ========== ====================== ========== ====================== ==========

                                                    FIDELITY VIP
    FIDELITY VIP EQUITY-INCOME                       HIGH INCOME    FIDELITY VIP MID CAP
           INVESTMENT DIVISION               INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------- ---------------------- -----------------------
   2009                   2008       2007                2009 (b)     2009       2008 (a)
---------- ---------------------- ---------- ---------------------- --------- -------------
 72,691                 87,700     30,951                     --     2,071            --
 10,561                 72,887     69,741                  3,022     9,260         2,085
(59,474)               (87,896)   (12,992)                   (21)   (1,280)          (14)
---------- ---------------------- ---------- ---------------------- --------- -------------
 23,778                 72,691     87,700                  3,001    10,051         2,071
========== ====================== ========== ====================== ========= =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
                                INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                          ---------------------------- ---------------------------- ----------------------------
                            2009            2008 (a)     2009            2008 (a)    2009             2008 (a)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units beginning of year    3,089                 --     4,617                 --    3,324                  --
Units issued and
  transferred from
  other funding options       21              3,101    52,551              4,660      372               3,402
Units redeemed and
  transferred to other
  funding options         (1,569)               (12)     (827)               (43)     (31)                (78)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units end of year          1,541              3,089    56,341              4,617    3,665               3,324
                          ========= ================== ========= ================== ======== ===================

                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                AMERICAN FUNDS BOND
                                        INVESTMENT DIVISION                             INVESTMENT DIVISION
                          ------------------------------------------------- ---------------------------------------------
                                2009                   2008         2007        2009                   2008       2007
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units beginning of year    2,098,117              1,945,062    1,521,701     317,147                291,647     63,414
Units issued and
  transferred from
  other funding options    2,393,707              1,620,594      741,710     631,349                466,213    243,689
Units redeemed and
  transferred to other
  funding options         (2,339,247)            (1,467,539)    (318,349)   (613,313)              (440,713)   (15,456)
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units end of year          2,152,577              2,098,117    1,945,062     335,183                317,147    291,647
                          ============= ====================== ============ =========== ====================== ==========

                          MIST MFS RESEARCH INTERNATIONAL                          MIST PIMCO TOTAL RETURN
                                      INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ---------------------------------------------- -------------------------------------------------
                              2009                   2008        2007          2009                   2008         2007
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units beginning of year    870,603                695,827     566,593     2,287,745              2,175,489    2,039,385
Units issued and
  transferred from
  other funding options    996,145                702,443     256,067     2,051,940              1,322,359      459,131
Units redeemed and
  transferred to other
  funding options         (980,992)              (527,667)   (126,833)   (1,961,464)            (1,210,103)    (323,027)
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units end of year          885,756                870,603     695,827     2,378,221              2,287,745    2,175,489
                          =========== ====================== =========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

            AMERICAN FUNDS GROWTH                      AMERICAN FUNDS GROWTH-INCOME
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,382,286              1,218,654    1,094,384     1,461,879              1,381,044    1,228,077
 1,183,014                771,486      276,228     1,196,222                759,706      321,727
(1,146,063)              (607,854)    (151,958)   (1,166,859)              (678,871)    (168,760)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,419,237              1,382,286    1,218,654     1,491,242              1,461,879    1,381,044
============= ====================== ============ ============= ====================== ============

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                 MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------- --------------------------------------- -------------------------------------------------
  2009               2008 (a)     2009                       2008 (a)         2009                   2008         2007
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
 2,335                    --     1,808                            --     1,702,757              1,587,296    1,338,870
16,414                 2,351     4,273                         1,820     1,928,793              1,301,840      592,655
(1,535)                  (16)   (1,517)                          (12)   (1,876,700)            (1,186,379)    (344,229)
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
17,214                 2,335     4,564                         1,808     1,754,850              1,702,757    1,587,296
========= ===================== ========= ============================= ============= ====================== ============

              MIST RCM TECHNOLOGY                  MIST LORD ABBETT BOND DEBENTURE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ------------------------------------------------
      2009                   2008         2007         2009                   2008         2007
------------- ---------------------- ------------ ------------ ---------------------- ------------
 1,806,845              1,867,295    1,395,573    1,205,110              1,249,287    1,162,806
 2,949,637              1,857,487      861,145      736,059                372,521      184,166
(2,645,433)            (1,917,937)    (389,423)    (641,057)              (416,698)     (97,685)
------------- ---------------------- ------------ ------------ ---------------------- ------------
 2,111,049              1,806,845    1,867,295    1,300,112              1,205,110    1,249,287
============= ====================== ============ ============ ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                      MIST LAZARD MID CAP                 MIST MET/AIM SMALL CAP GROWTH
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                              2009                   2008       2007        2009                   2008       2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units beginning of year    371,732                340,316    261,764     230,618                208,985    170,794
Units issued and
  transferred from
  other funding options    378,306                294,536    129,129     285,386                181,529     87,382
Units redeemed and
  transferred to other
  funding options         (387,724)              (263,120)   (50,577)   (247,955)              (159,896)   (49,191)
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units end of year          362,314                371,732    340,316     268,049                230,618    208,985
                          =========== ====================== ========== =========== ====================== ==========

                                 MIST LORD ABBETT GROWTH AND INCOME      MIST CLARION GLOBAL REAL ESTATE
                                     INVESTMENT DIVISION                             INVESTMENT DIVISION
                          -------------------------------------------- -------------------------------------------------
                             2009                   2008       2007          2009                   2008         2007
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year   569,914                539,972    523,423     1,247,223              1,071,638      939,464
Units issued and
  transferred from
  other funding options    58,321                 51,580     43,331     1,551,482              1,053,139      419,170
Units redeemed and
  transferred to other
  funding options         (42,882)               (21,638)   (26,782)   (1,466,198)              (877,554)    (286,996)
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year         585,353                569,914    539,972     1,332,507              1,247,223    1,071,638
                          ========== ====================== ========== ============= ====================== ============

                                MIST THIRD AVENUE SMALL CAP VALUE        MIST OPPENHEIMER CAPITAL APPRECIATION
                                    INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ------------------------------------------ --------------------------------------------
                            2009                   2008      2007        2009                   2008      2007
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units beginning of year   22,742                 24,943    17,494     114,986                 70,634    27,796
Units issued and
  transferred from
  other funding options   49,002                  5,677    11,206     234,271                142,400    50,236
Units redeemed and
  transferred to other
  funding options         (5,287)                (7,878)   (3,757)   (193,713)               (98,048)   (7,398)
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units end of year         66,457                 22,742    24,943     155,544                114,986    70,634
                          ========= ====================== ========= =========== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

             MIST HARRIS OAKMARK INTERNATIONAL     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                           INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007        2009                   2008        2007
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,337,674              1,335,770    1,060,490     929,444                893,124     908,926
 1,598,848              1,015,983      501,471     681,902                427,707     167,283
(1,496,647)            (1,014,079)    (226,191)   (692,911)              (391,387)   (183,085)
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,439,875              1,337,674    1,335,770     918,435                929,444     893,124
============= ====================== ============ =========== ====================== ===========

       MIST VAN KAMPEN MID CAP GROWTH         MIST LORD ABBETT MID CAP VALUE
          INVESTMENT DIVISION                            INVESTMENT DIVISION
--------------------------------------------- -------------------------------------------
  2009                   2008         2007       2009                   2008      2007
--------- ---------------------- ------------ ---------- ---------------------- ---------
 1,987                  2,000           --     10,463                  4,638     2,988
23,232                      9        2,004     12,325                  8,670     4,172
(1,902)                   (22)          (4)   (13,469)                (2,845)   (2,522)
--------- ---------------------- ------------ ---------- ---------------------- ---------
23,317                  1,987        2,000      9,319                 10,463     4,638
========= ====================== ============ ========== ====================== =========

   MIST LEGG MASON VALUE EQUITY                          MIST SSGA GROWTH ETF
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- --------------------------------------------
    2009                   2008       2007        2009                   2008      2007
----------- ---------------------- ---------- ----------- ---------------------- ---------
 576,603                511,093    490,888      59,898                 56,164    16,395
 565,868                304,320     90,867     247,780                 75,852    43,076
(526,858)              (238,810)   (70,662)   (126,205)               (72,118)   (3,307)
----------- ---------------------- ---------- ----------- ---------------------- ---------
 615,613                576,603    511,093     181,473                 59,898    56,164
=========== ====================== ========== =========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                   MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                                     INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ------------------------------------------- -----------------------------------------------
                             2009                   2008      2007          2009                   2008       2007
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units beginning of year    39,742                 30,551    10,875       523,888                 80,592     12,722
Units issued and
  transferred from
  other funding options   206,989                 57,632    25,957     1,226,809                872,786     86,389
Units redeemed and
  transferred to other
  funding options         (97,398)               (48,441)   (6,281)   (1,131,896)              (429,490)   (18,519)
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units end of year         149,333                 39,742    30,551       618,801                523,888     80,592
                          ========== ====================== ========= ============= ====================== ==========

                                                             MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                          MIST DREMAN SMALL CAP VALUE        BALANCED ALLOCATION      GROWTH ALLOCATION
                                  INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
                          ---------------------------------- ---------------------- ----------------------
                             2009            2008 (a)            2009     2008 (a)     2009      2008 (a)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units beginning of year        11                 --            1,427          --     2,439           --
Units issued and
  transferred from
  other funding options    22,145                 15           44,911       1,565    17,809        2,697
Units redeemed and
  transferred to other
  funding options         (20,885)                (4)         (23,236)       (138)   (4,684)        (258)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units end of year           1,271                 11           23,102       1,427    15,564        2,439
                          ========== ======================= ========== =========== ========= ============

                                    MIST MET/FRANKLIN                                         MIST PIONEER
                          TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH                    FUND
                                  INVESTMENT DIVISION          INVESTMENT DIVISION     INVESTMENT DIVISION
                          ------------------------------ ---------------------------- ----------------------
                             2009             2008 (a)       2009        2008 (a)                   2009 (c)
                          ---------- ------------------- --------- ------------------ ----------------------
Units beginning of year     1,503                  --         480            --                          --
Units issued and
  transferred from
  other funding options    44,058               1,613       2,325           543                      22,226
Units redeemed and
  transferred to other
  funding options         (24,263)               (110)       (632)          (63)                    (1,949)
                          ---------- ------------------- ---------- ------------------ ----------------------
Units end of year          21,298               1,503       2,173           480                      20,277
                          ========== =================== ========== ================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                  MIST BLACKROCK LARGE CAP CORE                     MIST JANUS FORTY
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------
      2009                   2008       2007 (d)         2009                   2008    2007 (d)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,670,780             15,352,126            --       943,170                281,380         --
 6,882,314              4,069,201    17,523,204     1,816,405              1,255,331    305,557
(7,445,348)            (4,750,547)   (2,171,078)   (1,637,379)              (593,541)   (24,177)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,107,746             14,670,780    15,352,126     1,122,196                943,170    281,380
============= ====================== ============= ============= ====================== ==========

MIST AMERICAN FUNDS
MODERATE ALLOCATION    MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES
INVESTMENT DIVISION         INVESTMENT DIVISION                INVESTMENT DIVISION
---------------------- --------------------------- ----------------------------------
  2009      2008 (a)     2009           2008 (a)    2009                   2008 (a)
--------- ------------ --------- ----------------- -------- -------------------------
   593           --     2,408                --    1,208                        --
11,392          809     4,293             2,572    2,223                     1,620
(2,024)        (216)   (1,337)             (164)    (527)                     (412)
--------- ------------ --------- ----------------- -------- -------------------------
 9,961          593     5,364             2,408    2,904                     1,208
========= ============ ========= ================= ======== =========================

     AMERICAN CENTURY VP VISTA                DELAWARE VIP SMALL CAP VALUE
           INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
   2009                   2008     2007       2009                   2008      2007
---------- ---------------------- -------- ---------- ---------------------- ---------
  8,686                  1,642    1,963     59,279                 67,044    31,911
 17,746                  7,373      511      7,473                 14,415    43,174
(13,317)                  (329)    (832)   (50,554)               (22,180)   (8,041)
---------- ---------------------- -------- ---------- ---------------------- ---------
 13,115                  8,686    1,642     16,198                 59,279    67,044
========== ====================== ======== ========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          DREYFUS VIF INTERNATIONAL VALUE                  GOLDMAN SACHS MID CAP VALUE
                                      INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------
                             2009                    2008       2007       2009                   2008      2007
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units beginning of year    33,156                  42,550     45,198    102,102                 84,789    18,361
Units issued and
  transferred from
  other funding options     2,909                   1,327     17,418         --                 29,281    68,111
Units redeemed and
  transferred to other
  funding options         (14,389)                (10,721)   (20,066)   (74,550)               (11,968)   (1,683)
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units end of year          21,676                  33,156     42,550     27,552                102,102    84,789
                          ========== ======================= ========== ========== ====================== =========

                                  MFS VIT GLOBAL EQUITY               MFS VIT NEW DISCOVERY
                                    INVESTMENT DIVISION                 INVESTMENT DIVISION
                          ----------------------------------------- -----------------------
                            2009                   2008     2007     2009     2008   2007
                          --------- ---------------------- -------- ------- ------- -------
Units beginning of year    5,386                  3,948    1,789     249     253      --
Units issued and
  transferred from
  other funding options    2,627                  1,868    2,461     864      --     260
Units redeemed and
  transferred to other
  funding options         (2,470)                  (430)    (302)   (717)     (4)     (7)
                          --------- ---------------------- -------- ------- ------- -------
Units end of year          5,543                  5,386    3,948     396     249     253
                          ========= ====================== ======== ======= ======= =======

                          WELLS FARGO VT TOTAL RETURN BOND                  WELLS FARGO VT MONEY MARKET
                                       INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                             2009                     2008      2007        2009                   2008       2007
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units beginning of year    15,329                    9,697     5,553     181,207                181,995     91,188
Units issued and
  transferred from
  other funding options    36,270                    9,589     5,733      42,926                 37,528    105,491
Units redeemed and
  transferred to other
  funding options         (11,754)                  (3,957)   (1,589)   (119,680)               (38,316)   (14,684)
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units end of year          39,845                   15,329     9,697     104,453                181,207    181,995
                          ========== ======================== ========= =========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY                 MFS VIT HIGH INCOME
          INVESTMENT DIVISION                             INVESTMENT DIVISION
-------------------------------------------- ---------------------------------------------
  2009                   2008        2007         2009                   2008      2007
--------- ---------------------- ----------- ------------ ---------------------- ---------
 6,818                 12,264       6,743          354                  1,776     6,738
 2,806                  2,521       5,781        9,330                     77       823
(2,001)                (7,967)       (260)        (475)                (1,499)   (5,785)
--------- ---------------------- ----------- ------------ ---------------------- ---------
 7,623                  6,818      12,264        9,209                    354     1,776
========= ====================== =========== ============ ====================== =========

                    MFS VIT VALUE                          VAN KAMPEN LIT GOVERNMENT
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2009                   2008          2007          2009                   2008          2007
------------- ---------------------- ------------- ------------- ---------------------- -------------
     6,081                  2,966            --         2,625                  1,920         1,342
        --                  3,928         3,069         5,113                  2,736         1,425
      (278)                  (813)         (103)         (719)                (2,031)         (847)
------------- ---------------------- ------------- ------------- ---------------------- -------------
     5,803                  6,081         2,966         7,019                  2,625         1,920
============= ====================== ============= ============= ====================== =============

                                     PIONEER VCT                             UIF EMERGING         UIF EMERGING            PIMCO VIT
PIONEER VCT EMERGING MARKETS       MID CAP VALUE  ROYCE SMALL-CAP            MARKETS DEBT       MARKETS EQUITY         LOW DURATION
         INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------------- -------------------- ------------------- ------------------- -------------------- --------------------
  2009             2008 (a)              2009 (b)         2009 (b)              2009 (b)             2009 (b)             2009 (c)
------- -------------------- -------------------- ------------------  ------------------- -------------------- --------------------
13,031                  --                    --               --                    --                   --                   --
26,780              13,166                   604            4,771                   302                  714               66,978
(2,234)               (136)                  (18)             (68)                  (79)                (272)                (528)
------- -------------------- -------------------- ------------------  ------------------ -------------------- --------------------
37,577              13,031                   586            4,703                   223                  442               66,450
======= ==================== ==================== ==================  ================== ==================== ====================

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Diversified          2009 11,480,151 13.61 - 55.09 257,391,816          5.15      0.45 - 0.90    16.25 - 17.30
  Investment Division              2008 12,136,197 11.61 - 46.97 235,715,981          2.81      0.45 - 0.90 (25.47) - (20.65)
                                   2007 12,715,624 15.43 - 38.69 334,245,436          2.54      0.45 - 0.90      4.96 - 8.02
                                   2006 13,096,726 14.57 - 36.86 331,432,719          2.44      0.40 - 0.90     7.38 - 10.53
                                   2005 13,638,816 13.18 - 33.65 319,750,423          1.57      0.40 - 0.90      2.13 - 3.05
MSF BlackRock Aggressive Growth    2009  9,655,662 15.15 - 56.68 187,532,635          0.20      0.45 - 0.90    48.10 - 49.44
  Investment Division              2008 10,226,808 10.19 - 37.93 134,277,037            --      0.45 - 0.90 (46.22) - (44.59)
                                   2007 10,673,487 18.84 - 26.64 260,061,815            --      0.45 - 0.90    19.53 - 20.60
                                   2006 11,198,297 15.63 - 22.09 228,717,595            --      0.40 - 0.90      5.76 - 6.75
                                   2005 11,502,614 14.64 - 20.73 222,219,970            --      0.40 - 0.90     9.72 - 10.70
MSF MetLife Stock Index            2009 36,924,505 10.69 - 47.90 597,707,546          2.70      0.45 - 0.90    25.11 - 26.26
  Investment Division              2008 36,120,853  8.47 - 37.94 472,610,929          1.94      0.45 - 0.90 (37.67) - (34.22)
                                   2007 34,637,993 13.47 - 39.67 748,068,488          1.03      0.45 - 0.90     4.28 - 10.73
                                   2006 33,607,228 12.80 - 38.04 707,564,793          1.97      0.40 - 0.90     8.73 - 15.48
                                   2005 32,156,989 11.08 - 33.24 605,569,341          1.56      0.40 - 0.90      3.71 - 4.64
MSF Artio International Stock      2009  3,130,833 11.77 - 17.48  45,163,862          0.71      0.45 - 0.90    21.07 - 22.17
  Investment Division              2008  3,272,041  9.71 - 14.31  38,994,328          3.13      0.45 - 0.90 (44.63) - (40.37)
                                   2007  3,371,026 17.46 - 23.95  72,704,709          1.05      0.45 - 0.90     9.36 - 11.35
                                   2006  3,412,213 15.68 - 21.90  67,509,144          1.40      0.40 - 0.90    14.38 - 16.49
                                   2005  3,294,341 13.71 - 18.97  56,855,714          0.60      0.40 - 0.90    16.95 - 18.00
MSF FI Mid Cap Opportunities       2009 13,682,438  5.17 - 14.67 166,025,413          1.52      0.45 - 0.90    32.60 - 33.81
  Investment Division              2008 13,704,583  3.86 - 10.96 124,838,700          0.41      0.45 - 0.90 (55.69) - (51.44)
                                   2007 13,843,071  8.63 - 24.16 283,077,852          0.13      0.45 - 0.90      7.38 - 8.34
                                   2006 14,298,595  7.97 - 22.36 271,463,672          0.01      0.45 - 0.90    10.85 - 28.32
                                   2005 14,520,500  7.12 - 20.08 247,745,972            --      0.45 - 0.90      5.97 - 6.92
MSF T. Rowe Price Small Cap Growth 2009  4,272,691 14.95 - 17.11  68,810,021          0.35      0.45 - 0.90    37.72 - 38.97
  Investment Division              2008  4,498,247 10.85 - 12.37  52,291,217            --      0.45 - 0.90 (36.76) - (33.41)
                                   2007  4,692,085 17.16 - 19.47  85,746,187            --      0.45 - 0.90      8.88 - 9.89
                                   2006  4,913,291 15.76 - 17.80  81,812,746            --      0.45 - 0.90      2.96 - 3.93
                                   2005  5,103,342  8.20 - 17.21  80,632,046            --      0.45 - 0.90    10.02 - 11.01
MSF Oppenheimer Global Equity      2009  2,111,250 18.03 - 20.23  38,882,417          2.57      0.45 - 0.90    39.06 - 40.31
  Investment Division              2008  2,250,790 12.94 - 14.42  29,644,684          2.15      0.45 - 0.90 (40.90) - (37.34)
                                   2007  2,347,437 21.71 - 24.18  52,072,709          1.10      0.45 - 0.90     5.53 - 10.86
                                   2006  2,344,938 20.38 - 22.70  48,944,535          2.49      0.45 - 0.90    11.00 - 16.59
                                   2005  2,314,718 17.48 - 19.47  41,604,796          0.55      0.45 - 0.90    15.19 - 16.22
MSF MFS Value Investment Division  2009  4,056,273 11.25 - 16.19  49,365,491            --      0.45 - 0.90    19.74 - 20.82
                                   2008  4,061,727  9.35 - 13.40  41,012,912          1.91      0.45 - 0.90 (34.05) - (17.37)
                                   2007  4,115,566 14.14 - 17.54  61,926,665          0.78      0.45 - 0.90   (4.67) - (3.48)
                                   2006  4,099,325 14.65 - 18.40  64,292,839          0.77      0.40 - 0.90    16.70 - 18.14
                                   2005  4,085,993 12.55 - 15.72  54,445,434          0.70      0.40 - 0.90   (2.26) - (1.38)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ------------- ----------- ------------- ---------------- -------------------
MSF Neuberger Berman Mid Cap       2009 3,292,949 16.29 - 24.19  63,957,799          1.58             0.90    46.77 - 48.10
  Value Investment Division        2008 3,355,424 11.10 - 16.33  44,065,744          0.85             0.90 (47.81) - (46.55)
                                   2007 3,292,329 21.27 - 30.68  82,005,373          0.55             0.90      2.51 - 3.45
                                   2006 3,225,765 20.75 - 29.66  77,735,349          0.48      0.40 - 0.90    10.46 - 11.46
                                   2005 2,912,765 18.79 - 26.61  63,152,395          0.29      0.40 - 0.90    11.27 - 12.27
MSF T. Rowe Price Large Cap Growth 2009 3,409,767  9.44 - 14.68  42,520,597          0.63             0.90    42.15 - 43.44
  Investment Division              2008 3,522,287  6.64 - 10.23  30,702,575          0.59             0.90 (41.89) - (38.27)
                                   2007 3,529,093 11.53 - 17.60  52,811,241          0.45             0.90      8.47 - 9.40
                                   2006 3,620,946 10.63 - 16.09  49,315,573          0.33      0.40 - 0.90    12.21 - 13.23
                                   2005 3,547,628  6.84 - 14.21  41,950,019          0.54      0.40 - 0.90      4.12 - 6.59
MSF Barclays Capital Aggregate     2009 5,979,612 15.94 - 18.02 106,351,639          5.95      0.45 - 0.90      4.22 - 5.17
  Bond Index Investment Division   2008 5,705,639 15.30 - 17.13  96,524,738          4.55      0.45 - 0.90      4.32 - 5.99
                                   2007 6,582,200 14.56 - 16.17 104,928,263          4.49      0.45 - 0.90     5.89 - 11.27
                                   2006 6,058,549 13.75 - 15.13  90,417,327          4.29      0.45 - 0.90    (0.88) - 4.15
                                   2005 5,619,973 13.32 - 14.53  80,547,413          3.76      0.45 - 0.90      1.16 - 2.06
MSF Morgan Stanley EAFE Index      2009 4,618,467 10.47 - 14.59  58,913,857          4.28      0.45 - 0.90    27.52 - 28.67
  Investment Division              2008 4,548,869  8.21 - 11.34  44,991,420          2.87      0.45 - 0.90 (42.58) - (40.15)
                                   2007 4,186,312 14.30 - 19.58  71,635,930          1.94      0.45 - 0.90     9.83 - 13.98
                                   2006 3,792,545 13.02 - 17.67  58,401,764          1.70      0.40 - 0.90    23.03 - 25.75
                                   2005 3,464,106 10.45 - 14.05  42,457,559          1.59      0.40 - 0.90    12.24 - 13.24
MSF Russell 2000 Index             2009 2,972,133 12.21 - 17.49  47,243,288          2.05      0.45 - 0.90    24.88 - 26.01
  Investment Division              2008 2,979,566  9.77 - 13.88  37,446,370          1.26      0.45 - 0.90 (34.09) - (30.11)
                                   2007 2,975,863 14.83 - 20.87  56,244,600          0.91      0.45 - 0.90    (2.43) - 2.72
                                   2006 2,884,744 15.20 - 21.19  55,288,989          0.81      0.45 - 0.90    12.11 - 17.99
                                   2005 2,619,288 13.00 - 17.96  42,636,846          0.74      0.45 - 0.90      3.57 - 4.50
MSF Jennison Growth                2009 1,148,604  5.77 - 12.74  13,473,347          0.19             0.90    38.73 - 39.99
  Investment Division              2008 1,170,101   4.12 - 9.10   9,813,769          2.43             0.90 (37.00) - (26.98)
  (Commenced 5/1/2005)             2007 1,203,057  6.48 - 13.98  15,741,716          0.42             0.90    10.62 - 11.66
                                   2006 1,356,790  5.81 - 12.52  14,099,259            --      0.40 - 0.90      1.88 - 2.82
                                   2005 1,147,750  5.65 - 12.19  13,084,245            --      0.40 - 0.90    20.77 - 21.49
MSF BlackRock Strategic Value      2009 4,279,459 14.59 - 15.93  67,433,059          1.12             0.90    12.14 - 13.15
  Investment Division              2008 4,285,033 12.90 - 14.08  59,706,219          0.54             0.90 (38.96) - (35.81)
                                   2007 4,450,536 20.94 - 22.86 100,708,365          0.30             0.90   (4.30) - (3.41)
                                   2006 4,494,782 21.68 - 23.68 105,414,517          0.31      0.40 - 0.90    15.68 - 16.74
                                   2005 4,485,936 18.58 - 20.28  90,122,911            --      0.40 - 0.90      3.23 - 4.15
MSF MetLife Mid Cap Stock Index    2009 3,313,158 14.93 - 16.39  53,691,851          1.81             0.90    35.77 - 36.99
  Investment Division              2008 3,450,115 10.90 - 11.97  40,733,135          1.41             0.90 (36.75) - (35.42)
                                   2007 3,466,871 17.07 - 18.75  63,959,203          0.75             0.90      6.83 - 7.82
                                   2006 3,270,208 15.84 - 17.39  56,090,136          1.19      0.48 - 0.90     9.11 - 10.09
                                   2005 2,985,941 14.39 - 15.80  46,523,277          0.67      0.48 - 0.90    11.28 - 12.27
MSF Loomis Sayles Small Cap Growth 2009   592,149   8.22 - 9.52   5,593,368            --             0.90    28.77 - 38.63
  Investment Division              2008   579,322   5.93 - 7.33   4,206,928            --             0.90 (41.67) - (36.32)
                                   2007   569,953 11.73 - 12.46   7,040,049            --             0.90      3.53 - 4.53
                                   2006   538,941 11.33 - 11.92   6,368,294            --             0.90     9.07 - 10.05
                                   2005   474,966  8.20 - 10.83   5,108,051            --             0.90     3.72 - 10.71

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Large Cap Value    2009 1,018,697     10.88 - 11.66 11,723,889          1.58             0.90    10.22 - 11.21
  Investment Division            2008   924,995      9.87 - 10.48  9,571,372          0.82             0.90 (35.46) - (30.94)
                                 2007   770,111     15.30 - 16.10 12,275,048          0.98             0.90      2.41 - 3.40
                                 2006   608,908      8.29 - 15.57  9,397,259          1.17             0.90    18.29 - 19.30
                                 2005   396,107     12.63 - 13.05  5,137,144          0.88             0.90      5.04 - 5.98
MSF Davis Venture Value          2009 1,661,533     11.63 - 38.43 52,773,242          1.57             0.90    30.80 - 31.99
  Investment Division            2008 1,580,625      8.81 - 29.12 38,001,762          1.34             0.90 (39.89) - (37.59)
                                 2007 1,479,707     14.53 - 42.17 58,550,244          0.77             0.90      3.65 - 4.56
                                 2006 1,301,427     13.90 - 40.33 49,859,713          0.85      0.40 - 0.90    13.55 - 14.62
                                 2005 1,739,984     12.13 - 35.19 43,993,114          0.65      0.40 - 0.90     9.32 - 10.30
MSF Loomis Sayles Small Cap Core 2009   116,312    12.58 - 278.66 14,825,414          0.28             0.90    29.08 - 30.25
  Investment Division            2008   116,157     9.66 - 213.94 11,034,259            --             0.90 (36.47) - (30.05)
                                 2007    98,083    15.07 - 333.74 15,771,472          0.08             0.90    10.90 - 11.90
                                 2006    78,273    13.47 - 298.24 12,333,660            --      0.40 - 0.90    15.64 - 16.72
                                 2005    39,978    11.54 - 255.61  8,114,417            --      0.40 - 0.90      6.00 - 6.96
MSF BlackRock Legacy Large Cap   2009   480,438      8.55 - 34.42  5,950,495          0.62             0.90    35.56 - 36.79
  Growth Investment Division     2008   413,693      6.25 - 25.16  3,786,888          0.43             0.90 (37.07) - (34.56)
                                 2007   265,094      9.85 - 14.78  3,824,550          0.19             0.90    17.60 - 18.77
                                 2006   190,308      8.29 - 12.45  2,269,333          0.16      0.48 - 0.90      3.23 - 4.13
                                 2005 1,201,181      7.96 - 11.96 10,109,046          0.39      0.48 - 0.90      6.05 - 7.00
MSF BlackRock Bond Income        2009 3,849,026     16.17 - 76.59 82,419,233          7.04      0.45 - 0.90      8.49 - 9.47
  Investment Division            2008 4,137,787     14.77 - 69.96 81,985,350          5.16      0.45 - 0.90   (4.31) - (3.43)
                                 2007 4,467,585     15.30 - 31.06 92,436,358          3.24      0.45 - 0.90     5.36 - 12.31
                                 2006 4,668,001     14.39 - 29.48 92,311,177          5.74      0.40 - 0.90    (2.17) - 4.43
                                 2005 5,010,744     13.78 - 28.49 94,693,129          3.93      0.40 - 0.90      1.50 - 2.41
MSF FI Value Leaders             2009   478,934      9.14 - 30.11  5,481,161          2.80             0.90    20.75 - 21.85
  Investment Division            2008   451,406      7.50 - 24.71  4,225,438          1.93             0.90 (39.49) - (34.25)
                                 2007   440,904     12.29 - 15.50  6,742,764          0.91             0.90      3.22 - 4.24
                                 2006   393,835     11.79 - 14.87  5,778,898          1.00      0.40 - 0.90    10.97 - 11.91
                                 2005   248,972     10.54 - 13.29  3,262,874          1.04      0.40 - 0.90     9.71 - 10.69
MSF Met/Artisan Mid Cap Value    2009   191,339    35.18 - 217.89 41,071,915          1.13             0.90    40.30 - 41.56
  Investment Division            2008   196,801    24.85 - 153.92 29,975,616          0.37             0.90 (46.49) - (42.81)
                                 2007   191,591   268.52 - 285.05 54,129,720          0.56             0.90   (7.67) - (6.84)
                                 2006   191,529   290.84 - 305.98 58,176,504          0.30             0.90    11.45 - 12.45
                                 2005   182,165   260.95 - 272.09 49,251,761          0.04             0.90      9.00 - 9.98
MSF Western Asset Management     2009 1,115,618     17.25 - 29.46 20,580,082          6.60             0.90    31.04 - 32.22
  Strategic Bond Opportunities   2008 1,106,833     13.17 - 22.28 15,464,462          4.07             0.90 (15.76) - (14.42)
  Investment Division            2007 1,117,386     15.63 - 16.60 18,372,006          2.67             0.90      3.10 - 4.08
                                 2006   998,939     15.16 - 15.95 15,802,133          4.79             0.90      3.38 - 4.33
                                 2005   843,296     14.56 - 15.19 12,708,706          3.01             0.90      1.92 - 2.83
MSF Western Asset Management     2009 1,063,071     14.38 - 21.41 16,359,270          4.49             0.90      3.40 - 4.33
  U.S. Government                2008 1,059,598     13.91 - 20.52 15,636,881          4.27             0.90   (1.23) - (0.36)
  Investment Division            2007 1,066,735     14.08 - 14.95 15,797,381          2.66             0.90      3.38 - 4.33
                                 2006   988,756     13.62 - 14.33 14,050,390          3.26             0.90      3.25 - 4.19
                                 2005   879,572     13.19 - 13.75 12,014,309          1.33             0.90      0.82 - 1.72

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------- --------------------------------------------------
                                                      UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Money Market         2009 1,962,757     17.82 - 17.98 35,228,518          0.45             0.90    (0.48) - 0.42
  Investment Division              2008 3,533,477     17.90 - 17.91 63,265,014          2.81             0.90      1.92 - 2.84
                                   2007 3,638,086     17.41 - 17.57 63,398,057          4.94             0.90      4.15 - 5.07
                                   2006 3,575,759     16.57 - 16.87 59,328,821          4.81      0.40 - 0.90      3.86 - 4.82
                                   2005 1,760,759     12.92 - 16.24 28,027,973          2.78      0.40 - 0.90      1.97 - 2.89
MSF MFS Total Return               2009   580,613     11.70 - 60.20  7,134,157          4.19             0.90    17.54 - 18.60
  Investment Division              2008   469,855      9.95 - 50.76  4,861,537          3.50             0.90 (22.84) - (20.13)
                                   2007   418,473     12.90 - 13.33  5,549,510          1.97             0.90      3.45 - 4.39
                                   2006   297,430     12.47 - 12.77  3,781,921          3.21      0.40 - 0.90    11.19 - 12.18
                                   2005   190,293     11.21 - 11.68  2,159,396          1.64      0.40 - 0.90      2.20 - 7.66
MSF MetLife Conservative           2009   179,332    11.74 - 121.06  2,188,237          3.20             0.90    19.65 - 20.73
  Allocation Investment Division   2008   133,696      9.82 - 10.14  1,350,130          1.41             0.90 (14.87) - (13.89)
  (Commenced 5/1/2005)             2007    66,558     11.53 - 11.81    784,035            --             0.90      4.82 - 5.73
                                   2006    44,128     11.00 - 11.17    492,252          2.90             0.90      6.27 - 7.27
                                   2005    11,372     10.35 - 10.41    118,225          0.63             0.90      3.51 - 4.13
MSF MetLife Conservative to        2009   443,689    11.47 - 118.05  5,262,543          3.27             0.90    22.89 - 24.00
  Moderate Allocation              2008   336,506       9.33 - 9.64  3,218,477          1.34             0.90 (22.11) - (20.23)
  Investment Division              2007   244,254     11.98 - 12.27  2,977,400            --             0.90      4.08 - 5.05
  (Commenced 5/1/2005)             2006   161,903     11.51 - 11.68  1,884,052          2.36             0.90      8.80 - 9.74
                                   2005    54,464     10.58 - 10.64    578,511          0.77             0.90      5.80 - 6.43
MSF MetLife Moderate Allocation    2009 2,488,914    11.09 - 114.33 28,790,175          3.09             0.90    25.71 - 26.84
  Investment Division              2008 2,031,439      8.82 - 90.36 18,535,109          1.08             0.90 (29.06) - (26.51)
  (Commenced 5/1/2005)             2007 1,452,241     12.44 - 12.74 18,395,945          0.19             0.90      3.58 - 4.51
                                   2006   775,138     12.01 - 12.19  9,406,274          1.48             0.90    11.20 - 12.19
                                   2005   133,610     10.80 - 10.87  1,449,435          0.83             0.90      8.02 - 8.66
MSF MetLife Moderate to Aggressive 2009 4,732,679    10.68 - 110.06 52,449,221          2.75             0.90    28.27 - 29.43
  Allocation Investment Division   2008 3,956,910       8.33 - 8.61 33,871,944          0.84             0.90 (35.55) - (32.36)
  (Commenced 5/1/2005)             2007 2,499,351     12.92 - 13.23 32,935,899          0.19             0.90      3.19 - 4.09
                                   2006 1,098,433     12.52 - 12.71 13,918,465          1.07             0.90    13.54 - 14.57
                                   2005   212,022     11.03 - 11.09  2,349,403          0.77             0.90    10.28 - 10.94
MSF MetLife Aggressive Allocation  2009   993,895    10.23 - 105.27 10,645,616          2.32             0.90    30.74 - 31.92
  Investment Division              2008   851,068      7.82 - 80.06  6,897,699          0.76             0.90 (40.83) - (37.15)
  (Commenced 5/1/2005)             2007   608,756     13.22 - 13.54  8,191,098          0.22             0.90      2.56 - 3.52
                                   2006   225,274     12.89 - 13.08  2,934,559          0.67             0.90    15.05 - 16.04
                                   2005    40,224     11.20 - 11.27    452,673          0.73             0.90    12.05 - 12.72
Janus Aspen Janus                  2009   718,894              9.22  6,630,451          0.54               --            36.35
  Investment Division              2008   685,791              6.76  4,638,873          0.74               --           (39.71)
                                   2007   643,417             11.22  7,219,885          0.74               --            15.08
                                   2006   595,051              9.75  5,801,609          0.49      0.48 - 0.60            11.38
                                   2005   563,653              8.75  4,934,074          0.33      0.48 - 0.60             4.29
Janus Aspen Balanced               2009    99,381             15.00  1,490,464          2.93               --            25.58
  Investment Division              2008    20,633             11.94    246,409          3.65               --           (16.08)
                                   2007     5,625             14.23     80,035          3.00               --            10.31
                                   2006       179             12.90      2,311          1.92             0.48            10.41
                                   2005       187             11.68      2,186          2.07             0.60             7.66

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------ -------------------------------------------------
                                                       UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                           LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                             UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           ------- ----------------- ---------- ------------- ---------------- ------------------
Janus Aspen Forty Investment Division 2009  61,130             15.56    950,941          0.01               --           46.01
  (Commenced 5/3/2004 and began       2008  45,182             10.65    475,295          0.01               --          (44.31)
  transactions in 2006)               2007  27,126             19.13    518,927          0.25               --           36.64
                                      2006   7,954             14.00    111,362          0.14             0.48            9.11
Janus Aspen Overseas                  2009   3,135             26.19     82,093          0.46               --           79.07
  Investment Division                 2008   1,777             14.62     25,984            --               --          (52.68)
  (Commenced 4/28/2008)
Janus Aspen Perkins Mid Cap Value     2009  93,285             15.04  1,402,749          0.44               --           32.92
  Investment Division                 2008  13,293             11.31    150,387          0.81               --          (28.41)
  (Commenced 4/28/2008)
AIM V.I. Global Real Estate           2009  59,960             25.13  1,506,522            --               --           31.53
  Investment Division                 2008  76,172             19.10  1,455,085          5.47               --          (44.65)
                                      2007  74,508             34.51  2,571,266          5.97               --          (12.34)
                                      2006  70,179             39.37  2,762,613          1.18      0.40 - 0.60           42.62
                                      2005  63,997             27.61  1,747,819          1.18      0.40 - 0.60           15.46
AIM V.I. International Growth         2009   1,080             17.00     18,360          1.38               --           35.24
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
FTVIPT Templeton Foreign Securities   2009 520,792             15.24  7,935,141          3.61               --           37.34
  Investment Division                 2008 527,866             11.09  5,856,168          2.58               --          (40.23)
                                      2007 504,436             18.56  9,363,624          2.07               --           15.78
                                      2006 471,719             16.03  7,566,317          1.35      0.48 - 0.60           21.69
                                      2005 488,477             13.17  6,438,080          1.22      0.48 - 0.60           10.48
FTVIPT Mutual Global                  2009  54,588             16.17    882,515          0.75               --           23.31
  Discovery Securities                2008 140,006             13.11  1,835,518          2.51               --          (28.44)
  Investment Division                 2007  93,103             18.32  1,706,062          1.59               --           11.84
                                      2006  54,880             16.38    899,109          0.99      0.40 - 0.48           23.03
                                      2005   9,138             13.31    121,664          1.34      0.40 - 0.48           15.97
FTVIPT Templeton Global Bond          2009     204             18.12      3,704            --               --           95.55
  Securities Investment Division
  (Commenced 5/4/2009)
AllianceBernstein Global Thematic     2009  25,043              5.17    129,504            --               --           53.14
  Growth Investment Division          2008  14,644              3.38     49,447            --               --          (47.48)
                                      2007   8,261              6.43     53,097            --               --           19.96
                                      2006  11,769              5.36     63,091            --      0.40 - 0.60            8.36
                                      2005   8,553              4.95     42,308            --      0.40 - 0.60            3.65
AllianceBernstein Intermediate Bond   2009   2,242             12.62     28,308          4.18               --           18.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- -------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Contrafund            2009   332,757          11.99   3,988,185          1.48               --            35.66
  Investment Division              2008   218,160           8.83   1,927,330          0.90               --           (42.60)
                                   2007   188,529          15.39   2,902,318          0.91               --            11.44
                                   2006   151,404          13.81   2,091,319          1.15      0.40 - 0.60            11.57
                                   2005    74,414          12.38     921,114          0.21      0.40 - 0.60            16.85
Fidelity VIP Asset Manager: Growth 2009   181,097           9.51   1,722,435          1.60               --            32.79
  Investment Division              2008   126,890           7.16     908,867          1.87               --           (35.88)
                                   2007   112,746          11.17   1,259,390          4.07               --            18.83
                                   2006   102,160           9.40     958,076          1.87             0.48             6.89
                                   2005    80,752           8.79     708,401          2.58             0.48             3.79
Fidelity VIP Investment Grade Bond 2009    18,087          12.93     233,950         10.75               --            15.67
  Investment Division              2008     3,908          11.18      43,701          1.19               --            (3.35)
                                   2007    73,675          11.57     852,372          0.68               --             4.23
                                   2006     3,341          11.10      36,978          4.18      0.40 - 0.48             4.28
                                   2005     3,156          10.64      33,484          2.35      0.40 - 0.48             2.08
Fidelity VIP Equity-Income         2009    23,778          10.34     245,766          1.95               --            30.03
  Investment Division              2008    72,691           7.95     577,801          1.89               --           (42.69)
                                   2007    87,700          13.87   1,216,664          3.23               --            (0.93)
                                   2006    30,951          14.00     433,176          3.96      0.40 - 0.48            20.07
                                   2005     2,190          11.66      25,408          1.05      0.40 - 0.48             5.76
Fidelity VIP High Income           2009     3,001          13.63      40,915         26.74               --            43.96
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Fidelity VIP Mid Cap               2009    10,051          21.48     215,869          0.29               --            39.75
  Investment Division              2008     2,071          15.37      31,825          0.15               --           (46.25)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2010          2009     1,541   9.44 - 12.05      14,548          3.32             0.45    23.72 - 24.27
  Investment Division              2008     3,089    7.63 - 9.69      23,569          6.53             0.45 (23.71) - (23.48)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2020          2009    56,341   8.91 - 11.94     648,511          4.16             0.45    28.40 - 28.97
  Investment Division              2008     4,617    6.94 - 9.26      37,721          4.51             0.45 (30.60) - (30.39)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2030          2009     3,665   8.43 - 11.50      31,738          2.47             0.45    31.07 - 31.66
  Investment Division              2008     3,324    6.43 - 8.74      21,387          6.89             0.45 (35.65) - (35.46)
  (Commenced 4/28/2008)
American Funds Growth              2009 1,419,237 17.62 - 192.80 109,197,492          0.67             0.90    38.16 - 39.41
  Investment Division              2008 1,382,286 12.64 - 138.29  76,515,292          0.86             0.90  (44.47) - 27.72
                                   2007 1,218,654 94.52 - 100.35 121,273,017          0.82             0.90    11.33 - 12.35
                                   2006 1,094,384  84.90 - 89.32  97,034,740          0.86             0.90     9.24 - 10.22
                                   2005   898,134  77.72 - 81.04  72,331,242          0.74             0.90    15.16 - 16.19

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------- --------------------------------------------------
                                                        UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                            LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                              UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                          --------- ----------------- ---------- ------------- ---------------- -------------------
American Funds Growth-Income         2009 1,491,242    41.56 - 136.83 66,537,414          1.65             0.90    30.07 - 31.24
  Investment Division                2008 1,461,879    31.95 - 104.26 49,610,668          1.79             0.90 (38.41) - (35.35)
                                     2007 1,381,044     51.88 - 55.07 75,370,228          1.59             0.90      4.11 - 5.04
                                     2006 1,228,077     49.83 - 52.43 63,898,091          1.68             0.90    14.17 - 15.21
                                     2005 1,035,047     43.64 - 45.51 46,794,725          1.44             0.90      4.89 - 5.83
American Funds Global Small          2009 2,152,577     24.42 - 30.34 56,054,284          0.29             0.90    59.85 - 61.30
  Capitalization Investment Division 2008 2,098,117     15.27 - 18.81 33,880,750            --             0.90 (53.94) - (48.89)
                                     2007 1,945,062     33.16 - 35.20 67,615,279          3.01             0.90    20.32 - 21.42
                                     2006 1,521,701     27.56 - 28.99 43,642,742          0.46             0.90    22.97 - 24.05
                                     2005 1,088,603     22.41 - 23.37 25,231,190          0.89             0.90    24.24 - 25.35
American Funds Bond                  2009   335,183     10.81 - 18.79  3,760,642          3.37             0.90    11.60 - 12.61
  Investment Division                2008   317,147      9.69 - 16.69  3,143,128          5.80             0.90  (10.12) - (9.37)
  (Commenced 5/1/2006)               2007   291,647     10.78 - 10.95  3,182,415         10.03             0.90      6.52 - 7.56
                                     2006    63,414     10.12 - 10.18    644,176          0.87             0.90      1.20 - 1.80
American Funds International         2009    17,214             27.03    465,344          1.51               --            43.07
  Investment Division                2008     2,335             18.89     44,134          2.51               --           (39.19)
  (Commenced 4/28/2008)
American Funds U.S.                  2009     4,564             19.77     90,231          3.32               --             2.50
  Government/AAA Rated Securities    2008     1,808             19.29     34,883          2.26               --             6.61
  Investment Division
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth    2009 1,754,850      8.93 - 14.35 16,772,681            --             0.90    44.54 - 45.85
  Investment Division                2008 1,702,757       6.18 - 9.87 11,162,717          0.07             0.90 (40.16) - (37.28)
                                     2007 1,587,296     10.32 - 16.38 17,384,199          0.21             0.90    16.74 - 17.85
                                     2006 1,338,870      8.84 - 13.92 12,401,292            --      0.60 - 0.90      5.66 - 6.60
                                     2005 1,132,034      8.37 - 13.11  9,817,802            --      0.60 - 0.90    13.85 - 14.87
MIST MFS Research International      2009   885,756     13.14 - 15.26 13,178,754          3.35             0.90    30.75 - 31.93
  Investment Division                2008   870,603      9.99 - 11.57  9,814,566          2.06             0.90 (42.78) - (41.00)
                                     2007   695,827     17.33 - 20.03 13,629,924          1.44             0.90    12.59 - 13.61
                                     2006   566,593     15.30 - 17.63  9,803,525          1.59             0.90    25.80 - 26.90
                                     2005   294,107     12.09 - 13.89  4,058,072          0.63             0.90     6.38 - 16.77
MIST PIMCO Total Return              2009 2,378,221     16.46 - 17.80 41,820,317          7.36             0.90    17.33 - 18.39
  Investment Division                2008 2,287,745     14.03 - 15.03 34,041,059          3.92             0.90    (1.28) - 0.61
                                     2007 2,175,489     14.07 - 14.94 32,210,481          3.46             0.90      6.91 - 7.87
                                     2006 2,039,385     13.16 - 13.85 28,016,253          2.73             0.90      3.85 - 4.81
                                     2005 1,849,249     12.67 - 13.21 24,263,960          0.06             0.90      1.55 - 2.46
MIST RCM Technology                  2009 2,111,049       5.87 - 6.34 13,221,048            --             0.90    57.74 - 59.17
  Investment Division                2008 1,806,845       3.72 - 3.99  7,121,496         13.07             0.90 (44.79) - (37.82)
                                     2007 1,867,295       6.74 - 7.15 13,231,277            --             0.90    30.62 - 31.68
                                     2006 1,395,573       5.16 - 5.43  7,523,569            --             0.90      4.51 - 5.47
                                     2005 1,334,943       4.94 - 5.15  6,824,691            --             0.90    10.36 - 11.35
MIST Lord Abbett Bond Debenture      2009 1,300,112     17.61 - 26.05 26,033,742          7.18      0.45 - 0.90    35.89 - 37.12
  Investment Division                2008 1,205,110     12.96 - 19.00 17,548,678          4.38      0.45 - 0.90 (19.13) - (18.40)
                                     2007 1,249,287     16.02 - 19.29 22,262,379          5.32      0.45 - 0.90     5.88 - 14.15
                                     2006 1,162,806     14.77 - 18.05 19,368,414          6.71      0.40 - 0.90      1.42 - 9.34
                                     2005 1,085,144     13.96 - 16.51 16,531,209          4.70      0.40 - 0.90      0.90 - 1.81

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------- --------------------------------------------------
                                                     UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ----------------- ---------- ------------- ---------------- -------------------
MIST Lazard Mid Cap               2009   362,314     11.09 - 14.71  4,569,758          1.34             0.90    35.92 - 37.14
  Investment Division             2008   371,732      8.11 - 10.73  3,422,640          1.17             0.90 (38.70) - (36.07)
                                  2007   340,316     13.14 - 15.10  5,084,696          0.63             0.90   (3.37) - (2.45)
                                  2006   261,764     14.85 - 15.48  4,020,887          0.52             0.90     6.62 - 14.86
                                  2005   226,296     11.78 - 13.48  3,034,264          0.41             0.90      7.44 - 8.40
MIST Met/AIM Small Cap Growth     2009   268,049     12.01 - 14.58  3,392,636            --             0.90    33.01 - 34.21
  Investment Division             2008   230,618      9.03 - 10.86  2,187,257            --             0.90 (38.73) - (34.43)
                                  2007   208,985     14.84 - 15.62  3,233,322            --             0.90    10.42 - 11.41
                                  2006   170,794     13.44 - 14.02  2,376,804            --             0.90     3.77 - 13.93
                                  2005   129,221     11.71 - 12.31  1,587,237            --             0.90     7.63 - 10.16
MIST Harris Oakmark International 2009 1,439,875     17.38 - 18.61 26,459,351          7.87             0.90    54.07 - 55.46
  Investment Division             2008 1,337,674     11.28 - 11.97 15,844,670          1.96             0.90 (41.26) - (37.26)
                                  2007 1,335,770     19.20 - 20.20 26,700,786          0.89             0.90   (1.74) - (0.83)
                                  2006 1,060,490     19.54 - 20.37 21,411,537          2.33             0.90    28.05 - 29.18
                                  2005   636,793     15.26 - 15.77  9,973,856          0.16             0.90    13.47 - 14.48
MIST Legg Mason Partners          2009   918,435       6.11 - 7.30  6,533,459          0.12             0.90    32.26 - 33.45
  Aggressive Growth               2008   929,444       4.59 - 5.47  4,956,827          0.01             0.90 (39.49) - (36.35)
  Investment Division             2007   893,124       7.54 - 8.82  7,804,601          0.22             0.90      1.71 - 2.56
                                  2006   908,926       7.37 - 8.60  7,744,433            --      0.48 - 0.90   (2.53) - (1.60)
                                  2005   844,525       7.50 - 8.74  7,322,996            --      0.48 - 0.90    12.83 - 13.84
MIST Lord Abbett Growth and       2009   585,353              8.82  5,163,011          2.45               --            18.67
  Income Investment Division      2008   569,914      7.43 - 48.32  4,235,811          1.80               -- (36.20) - (32.76)
                                  2007   539,972             11.65  6,289,386          1.00               --             4.02
                                  2006   523,423             11.20  5,861,368          0.03      0.40 - 0.60            18.05
                                  2005   342,402      9.49 - 12.19  4,160,587          0.10      0.40 - 0.60      3.68 - 4.62
MIST Clarion Global Real Estate   2009 1,332,507     13.00 - 13.68 18,066,465          3.50             0.90    33.91 - 35.12
  Investment Division             2008 1,247,223      9.71 - 10.12 12,525,455          2.00             0.90 (44.73) - (41.56)
                                  2007 1,071,638     16.76 - 17.32 18,432,903          1.09             0.90 (15.57) - (14.81)
                                  2006   939,464     19.85 - 20.33 18,987,194          1.01      0.40 - 0.90    36.70 - 37.93
                                  2005   503,432     14.52 - 14.74  7,394,991            --      0.40 - 0.90    12.60 - 13.61
MIST Van Kampen Mid Cap Growth    2009    23,317     13.14 - 14.13    306,427            --               --    57.27 - 57.83
  Investment Division             2008     1,987       8.35 - 8.96     16,600          1.36               -- (46.77) - (43.85)
  (Commenced 5/3/2004 and began   2007     2,000             15.69     31,371            --               --            23.52
  transactions in 2007)
MIST Lord Abbett Mid Cap Value    2009     9,319             11.11    103,521          2.10               --            26.53
  Investment Division             2008    10,463              8.78     91,851          0.25               --           (38.78)
                                  2007     4,638             14.34     66,500          0.94               --             0.63
                                  2006     2,988             14.25     42,580          0.54      0.48 - 0.60            12.16
                                  2005     2,543             12.71     32,304          0.86      0.48 - 0.60             8.05
MIST Third Avenue Small Cap       2009    66,457             13.56    900,994          0.62               --            26.45
  Value Investment Division       2008    22,742             10.72    243,831          0.70               --           (29.73)
                                  2007    24,943             15.28    381,064          0.85               --            (2.98)
                                  2006    17,494             15.75    275,584          0.11      0.48 - 0.60            13.11
                                  2005     2,073             13.92     28,860            --      0.40 - 0.60            15.48

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- -------------- ----------- ------------- ---------------- -------------------
MIST Oppenheimer Capital           2009    155,544   9.02 - 10.61   1,631,638            --             0.90    42.73 - 44.02
  Appreciation Investment Division 2008    114,986    6.26 - 7.37     841,297          3.67             0.90 (46.29) - (43.37)
  (Commenced 5/1/2005)             2007     70,634  13.27 - 13.59     955,427          0.11             0.90    13.42 - 14.49
                                   2006     27,796  11.70 - 11.87     329,300          0.26             0.90      6.88 - 7.78
                                   2005     10,588  10.95 - 11.01     116,310          0.13             0.90      9.21 - 9.86
MIST Legg Mason Value Equity       2009    615,613    6.18 - 7.17   4,100,190          1.81             0.90    36.55 - 37.79
  Investment Division              2008    576,603    4.53 - 5.20   2,788,353          0.32             0.90 (54.82) - (47.12)
  (Commenced 5/1/2006)             2007    511,093  10.02 - 11.42   5,435,902            --             0.90   (6.62) - (5.70)
                                   2006    490,888  10.73 - 12.11   5,537,660          0.16      0.48 - 0.90     7.73 - 27.65
MIST SSgA Growth ETF               2009    181,473   9.61 - 10.74   1,789,007          1.53             0.90    28.34 - 29.51
  Investment Division              2008     59,898    7.48 - 8.29     457,331          1.65             0.90 (33.42) - (30.82)
  (Commenced 5/1/2006)             2007     56,164  11.24 - 11.41     639,459            --             0.90      4.95 - 5.94
                                   2006     16,395  10.71 - 10.77     176,315          2.52             0.90      7.10 - 7.70
MIST SSgA Growth and Income ETF    2009    149,333  10.31 - 11.31   1,581,109          1.61             0.90    23.84 - 24.96
  Investment Division              2008     39,742    8.33 - 9.05     336,449          1.95             0.90 (25.54) - (23.99)
  (Commenced 5/1/2006)             2007     30,551  11.18 - 11.35     345,473            --             0.90      4.78 - 5.78
                                   2006     10,875  10.67 - 10.73     116,548          3.14             0.90      6.70 - 7.30
MIST PIMCO Inflation               2009    618,801  12.12 - 14.47   7,734,444          3.75             0.90    17.31 - 18.37
  Protected Bond                   2008    523,888  10.33 - 12.23   5,523,166          3.28             0.90   (9.73) - (6.61)
  Investment Division              2007     80,592  11.16 - 11.33     911,539          1.27             0.90    10.06 - 11.08
  (Commenced 5/1/2006)             2006     12,722  10.14 - 10.20     129,728            --             0.90      1.40 - 2.00
MIST BlackRock Large Cap Core      2009 14,107,746   7.50 - 32.93 291,577,776          1.61      0.45 - 0.90    18.37 - 19.43
  Investment Division              2008 14,670,780   6.31 - 27.82 258,799,279          0.70      0.45 - 0.90 (37.68) - (31.87)
   (Commenced 4/30/2007)           2007 15,352,126  10.08 - 44.64 436,975,682            --      0.45 - 0.90      0.80 - 6.77
MIST Janus Forty                   2009  1,122,196 10.08 - 323.68  12,100,411            --             0.90    41.93 - 43.21
  Investment Division              2008    943,170  7.10 - 226.02   6,915,393          4.58             0.90 (44.68) - (41.84)
  (Commenced 4/30/2007)            2007    281,380  12.33 - 12.40   3,487,948            --             0.90    23.30 - 24.00
MIST Dreman Small Cap Value        2009      1,271          13.49      17,136            --               --            29.09
  Investment Division              2008         11          10.45         120            --               --           (25.08)
  (Commenced 4/28/2008)
MIST American Funds                2009     23,102           9.21     212,728            --               --            30.06
  Balanced Allocation              2008      1,427           7.08      10,107          5.25               --           (29.27)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009     15,564           8.67     134,986            --               --            34.36
  Growth Allocation                2008      2,439           6.45      15,747          8.38               --           (35.51)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009      9,961           9.63      95,893            --               --            23.90
  Moderate Allocation              2008        593           7.77       4,607          6.80               --           (22.46)
  Investment Division
  (Commenced 4/28/2008)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ -------------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------------- ------------------
MIST Met/Franklin Income        2009   5,364             10.35     55,505            --               --           28.05
  Investment Division           2008   2,408              8.08     19,461          4.29               --          (19.19)
  (Commenced 4/28/2008)
MIST Met/Franklin Mutual Shares 2009   2,904              8.36     24,280            --               --           25.15
  Investment Division           2008   1,208              6.68      8,064          3.53               --          (33.20)
  (Commenced 4/28/2008)
MIST Met/Franklin               2009  21,298              9.16    195,055            --               --           28.84
  Templeton Founding Strategy   2008   1,503              7.11     10,681          7.79               --          (28.92)
  Investment Division
  (Commenced 4/28/2008)
MIST Met/Templeton Growth       2009   2,173              8.83     19,197          0.02               --           33.08
  Investment Division           2008     480              6.64      3,188          1.08               --          (33.62)
  (Commenced 4/28/2008)
MIST Pioneer Fund               2009  20,277             11.79    239,136            --               --           17.93
  Investment Division
  (Commenced 5/4/2009)
American Century VP Vista       2009  13,115             11.17    146,455            --               --           22.47
  Investment Division           2008   8,686              9.12     79,193            --               --          (48.63)
                                2007   1,642             17.75     29,133            --               --           39.76
                                2006   1,963             12.70     24,927            --             0.40            9.03
                                2005   1,252             11.65     14,583            --             0.40            8.13
Delaware VIP Small Cap Value    2009  16,198             14.08    228,031          1.34               --           31.56
  Investment Division           2008  59,279             10.70    634,305          0.47               --          (30.06)
                                2007  67,044             15.30  1,025,844          0.21               --           (6.82)
                                2006  31,911             16.42    524,104          0.02             0.48           15.86
                                2005   9,876             14.17    139,966          0.26             0.48           17.85
Dreyfus VIF International Value 2009  21,676             13.46    291,742          3.77               --           30.67
  Investment Division           2008  33,156             10.30    341,560          2.14               --          (37.50)
                                2007  42,550             16.48    701,093          1.66               --            3.97
                                2006  45,198             15.85    716,432            --      0.40 - 0.48           22.35
                                2005  14,559             12.95    188,477            --      0.40 - 0.48           11.69
Goldman Sachs Mid Cap Value     2009  27,552             11.92    328,341          1.09               --           33.15
  Investment Division           2008 102,102              8.95    913,808          1.06               --          (37.33)
                                2007  84,789             14.28  1,210,921          1.16               --           (0.70)
                                2006  18,361             14.38    263,966          1.82      0.40 - 0.48           16.17
                                2005   3,769             12.38     46,646          0.91      0.40 - 0.48           12.83
Goldman Sachs Structured        2009   7,623              9.25     70,508          1.46               --           27.67
  Small Cap Equity              2008   6,818              7.24     49,396          0.66               --          (33.96)
  Investment Division           2007  12,264             10.97    134,527          0.51               --          (17.46)
                                2006   6,743             13.29     89,590          0.87             0.48           12.30
                                2005   4,239             11.83     50,166          0.45             0.48            6.07

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------ -------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ----------------- ---------- ------------- ---------------- ------------------
MFS VIT High Income               2009   9,209             12.80    117,897          1.48               --           45.22
  Investment Division             2008     354              8.82      3,111         10.38               --          (28.67)
                                  2007   1,776             12.36     21,944          9.79               --            1.56
                                  2006   6,738             12.17     82,011          5.42      0.40 - 0.48            9.98
                                  2005   6,238             11.07     69,027         11.32      0.40 - 0.48            2.05
MFS VIT Global Equity             2009   5,543             14.23     78,884          2.04               --           31.80
  Investment Division             2008   5,386             10.80     58,159          0.76               --          (33.95)
                                  2007   3,948             16.35     64,569          1.71               --            8.93
                                  2006   1,789             15.01     26,856            --      0.40 - 0.48           24.04
                                  2005      --                --         --            --               --              --
MFS VIT New Discovery             2009     396             12.70      5,029            --               --           62.92
  Investment Division             2008     249              7.80      1,942            --               --          (39.52)
  (Commenced 5/3/2004 and began   2007     253             12.89      3,269            --               --            2.25
  transactions in 2007)
MFS VIT Value Investment Division 2009   5,803             12.75     74,001          1.24               --           22.45
  (Commenced 5/3/2004 and began   2008   6,081             10.41     63,334          6.73               --          (32.72)
  transactions in 2007)           2007   2,966             15.48     45,933            --               --            7.56
Van Kampen LIT Government         2009   7,019             12.11     85,035          6.08               --            0.86
  Investment Division             2008   2,625             12.01     31,526          5.03               --            1.53
                                  2007   1,920             11.83     22,716          5.06               --            6.96
                                  2006   1,342             11.06     14,833          4.52             0.40            3.14
                                  2005   1,272             10.72     13,636            --             0.40            3.28
Wells Fargo VT Total Return Bond  2009  39,845             13.42    534,737          4.42               --           12.00
  Investment Division             2008  15,329             11.98    183,674          4.82               --            2.41
                                  2007   9,697             11.70    113,479          4.64               --            6.17
                                  2006   5,553             11.02     61,191          4.43             0.40            3.79
                                  2005   1,620             10.62     17,199          3.06             0.40            1.90
Wells Fargo VT Money Market       2009 104,453             11.54  1,205,652          0.15               --            0.11
  Investment Division             2008 181,207             11.53  2,089,402          2.24               --            2.31
  (Commenced 5/3/2004 and began   2007 181,995             11.27  2,051,734          4.42               --            4.64
  transactions in 2006)           2006  91,188             10.77    982,114          2.41             0.40            4.39
Pioneer VCT Emerging Markets      2009  37,577             20.55    772,123          0.96               --           74.02
  Investment Division             2008  13,031             11.81    153,859            --               --          (55.11)
  (Commenced 4/28/2008)
Pioneer VCT Mid Cap Value         2009     586             36.55     21,403            --               --           25.58
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Royce Small-Cap                   2009   4,703             12.43     58,471            --               --           35.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------- ----------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                      ------ ----------------- ---------- ------------- ---------------- ---------------
UIF Emerging Markets Debt        2009    223             25.82      5,747          2.19               --           30.21
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
UIF Emerging Markets Equity      2009    442             12.76      5,643            --               --           69.84
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
PIMCO VIT Low Duration           2009 66,450             11.06    734,746          1.55               --           10.57
  Investment Division
  (Commenced 5/4/2009)

(1) The Company sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(3) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Division.

This page is intentionally left blank.

                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                               NEW YORK, NY 10166

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #252) dated May 1, 2010. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.



                                    --------------------------------
--------------------------------
             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                    Issued by
                    Metropolitan Life Separate Account UL of
                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by Metropolitan Life Insurance Company ("MetLife").

     You allocate net premiums among the Investment Divisions of Metropolitan Life Separate Account UL (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND, INC.--Class A
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Loomis Sayles Small Cap Core Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio


MET INVESTORS SERIES TRUST--Class A
Clarion Global Real Estate Portfolio
Dreman Small Cap Value Portfolio
Harris Oakmark International Portfolio

Invesco Small Cap Growth Portfolio

Janus Forty Portfolio
Lazard Mid Cap Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio

Met/Franklin Income Portfolio

Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Founding Strategy Portfolio
Met/Templeton Growth Portfolio
MFS(R) Research International Portfolio

Morgan Stanley Mid Cap Growth Portfolio

PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio



AMERICAN FUNDS INSURANCE SERIES(R)--Class 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     You receive Fixed Account performance until 20 days after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2010

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
SUMMARY OF BENEFITS AND RISKS..........................................     A-4
     Benefits of the Policy............................................     A-4
     Risks of the Policy...............................................     A-5
     Risks of the Portfolios...........................................     A-6
FEE TABLES.............................................................     A-7
     Transaction Fees..................................................     A-7
     Periodic Charges Other Than Portfolio Operating Expenses..........     A-9
     Annual Portfolio Operating Expenses...............................    A-12
HOW THE POLICY WORKS...................................................    A-14
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................    A-15
     The Company.......................................................    A-15
     The Separate Account..............................................    A-15
     The Portfolios....................................................    A-15
     Share Classes of the Portfolios...................................    A-18
     Certain Payments We Receive with Regard to the Portfolios.........    A-18
     Selection of the Portfolios.......................................    A-18
     Voting Rights.....................................................    A-19
     Rights Reserved by MetLife........................................    A-19
THE POLICIES...........................................................    A-20
     Purchasing a Policy...............................................    A-20
     Replacing Existing Insurance......................................    A-20
     Policy Owner and Beneficiary......................................    A-20
     24 Month Conversion Right.........................................    A-21
     Exchange Right....................................................    A-21
PREMIUMS...............................................................    A-21
     Flexible Premiums.................................................    A-21
     Amount Provided for Investment under the Policy...................    A-22
     Right to Examine Policy...........................................    A-22
     Allocation of Net Premiums........................................    A-22
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE..    A-23
     Payment of Proceeds...............................................    A-24
CASH VALUE.............................................................    A-24
DEATH BENEFITS.........................................................    A-25
     Death Proceeds Payable............................................    A-26
     Change in Death Benefit Option....................................    A-26
     Increase in Face Amount...........................................    A-27
     Reduction in Face Amount..........................................    A-27
SURRENDERS AND PARTIAL WITHDRAWALS.....................................    A-27
     Surrender.........................................................    A-27
     Partial Withdrawal................................................    A-28
TRANSFERS..............................................................    A-29
     Transfer Option...................................................    A-29
AUTOMATED INVESTMENT STRATEGIES........................................    A-31
LOANS..................................................................    A-32
LAPSE AND REINSTATEMENT................................................    A-33
     Lapse.............................................................    A-33
     Reinstatement.....................................................    A-34

                                                                           PAGE
                                                                           ----
ADDITIONAL BENEFITS BY RIDER...........................................    A-34
THE FIXED ACCOUNT......................................................    A-35
     General Description...............................................    A-35
     Values and Benefits...............................................    A-35
     Policy Transactions...............................................    A-36
CHARGES................................................................    A-36
     Deductions from Premiums..........................................    A-37
     Surrender Charge..................................................    A-37
     Partial Withdrawal Charge.........................................    A-38
     Transfer Charge...................................................    A-38
     Illustration of Benefits Charge...................................    A-38
     Monthly Deduction from Cash Value.................................    A-39
     Loan Interest Spread..............................................    A-41
     Charges Against the Portfolios and the Investment Divisions of the
       Separate Account................................................    A-41
TAX CONSIDERATIONS.....................................................    A-41
     Introduction......................................................    A-41
     Tax Status of the Policy..........................................    A-42
     Tax Treatment of Policy Benefits..................................    A-42
     MetLife's Income Taxes............................................    A-46
DISTRIBUTION OF THE POLICIES...........................................    A-47
LEGAL PROCEEDINGS......................................................    A-48
RESTRICTIONS ON FINANCIAL TRANSACTIONS.................................    A-49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................    A-49
FINANCIAL STATEMENTS...................................................    A-49
GLOSSARY...............................................................    A-50
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST....    A-51
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH
  SURRENDER VALUES.....................................................    A-52

                          SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy, you have the right to return the Policy to us. If you exercise this right, we will refund the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of thirty-nine Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and asset allocation funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer four automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (or within the first ten Policy years following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (or the first ten Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section

7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS


A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------

 Sales Charge Imposed      On payment of premium      2.25% of premiums paid     2.25% of each premium
 on Premiums                                          up to the Target Premium   paid
                                                      per Policy year(1)
---------------------------------------------------------------------------------------------------------

 Premium Tax Imposed on    On payment of premium      2.0% in all Policy years   2.0% in all Policy years
 Premiums
---------------------------------------------------------------------------------------------------------

 Federal Tax Imposed on    On payment of premium      1.25% in all Policy        1.25% in all Policy
 Premiums                                             years                      years
---------------------------------------------------------------------------------------------------------


(1) The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------

 Surrender Charge(1)       On surrender, lapse, or
                           face amount reduction in
                           the first ten Policy
                           years (and, with respect
                           to a face amount
                           increase, in the first
                           ten Policy years after
                           the increase)


  Minimum and Maximum                                 In Policy year 1, $3.75    In Policy year 1, $3.75
  Charge                                              to $38.25 per $1,000 of    to $38.25 per $1,000 of
                                                      base Policy face           base Policy face
                                                      amount(2)                  amount(2)

  Charge in the first                                 $14.00 per $1,000 of       $14.00 per $1,000 of
  Policy year for a                                   base Policy face amount    base Policy face amount
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Transfer Charge(3)        On transfer of cash        Not currently charged      $25 for each transfer
                           value among the
                           Investment Divisions and
                           to and from the Fixed
                           Account
---------------------------------------------------------------------------------------------------------

 Partial Withdrawal        On partial withdrawal of   Not currently charged      $25 for each partial
 Charge                    cash value                                            withdrawal(4)
---------------------------------------------------------------------------------------------------------

 Illustration of           On provision of each       Not currently charged      $25 per illustration
 Benefits Charge           illustration in excess
                           of one per year
---------------------------------------------------------------------------------------------------------


(1) The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

(2) No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year. The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

(3) The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

(4) If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------

 Cost of Insurance(1)


  Minimum and Maximum      Monthly                    $.01 to $83.33 per         $.02 to $83.33 per
  Charge                                              $1,000 of net amount at    $1,000 of net amount at
                                                      risk(2)                    risk(2)
  Charge in the first      Monthly                    $.02 per $1,000 of net     $.09 per $1,000 of net
  Policy year for a                                   amount at risk             amount at risk
  male insured, age 35,
  in the preferred
  nonsmoker risk class
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Policy Charge(3)


  Policy face amount       Monthly                    $12 in Policy year 1       $12 in Policy year 1
  less than $50,000                                   $9 in Policy years 2+      $9 in Policy years 2+
  Policy face amount of    Monthly                    $15 in Policy year 1       $15 in Policy year 1
  $50,000 or greater                                  $8 in Policy years 2+      $8 in Policy years 2+
  but less than
  $250,000
---------------------------------------------------------------------------------------------------------

 Mortality and Expense     Monthly                    .60% in Policy years 1-    .80% in Policy years 1-
 Risk Charge (annual                                  10                         10
 rate imposed on cash                                 .35% in Policy years 11-   .35% in Policy years 11-
 value in the Separate                                19                         19
 Account)(4)                                          .20% in Policy years 20-   .20% in Policy years 20-
                                                      29                         29
                                                      .05% in Policy years 30+   .05% in Policy years 30+
---------------------------------------------------------------------------------------------------------

 Coverage Expense
 Charge(5)



  Minimum and              Monthly                    $.04 to $2.30 per $1,000   $.04 to $2.30 per $1,000
  Maximum Charge                                      of base Policy face        of base Policy face
                                                      amount in first eight      amount
                                                      Policy years(6)

  Charge for a male        Monthly                    $.16 per $1,000 of base    $.16 per $1,000 of base
  insured, age 35, in                                 Policy face amount in      Policy face amount
  the preferred                                       first eight Policy
  nonsmoker risk class                                years(6)
  with a base Policy
  face amount of
  $350,000
---------------------------------------------------------------------------------------------------------

 Loan Interest             Annually (or on loan       1.00% of loan collateral   1.00% of loan collateral
 Spread(7)                 termination, if earlier)   in Policy years 1-10       in Policy years 1-10
---------------------------------------------------------------------------------------------------------


(1) The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class and, except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

(4) The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter.

(5) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

(6) The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.


(7) We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.


CHARGES FOR OPTIONAL FEATURES (RIDERS):

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------

 Guaranteed Survivor
 Income Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $1.08 per $1,000   $.01 to $83.33 per
  Charge                                              of Eligible Death          $1,000 of Eligible Death
                                                      Benefit                    Benefit

  Charge for a male        Monthly                    $.02 per $1,000 of         $.02 per $1,000 of
  insured, age 35, in                                 Eligible Death Benefit     Eligible Death Benefit
  the preferred
  nonsmoker risk class
  with an Eligible
  Death Benefit of
  $350,000
---------------------------------------------------------------------------------------------------------

 Children's Term           Monthly                    $.40 per $1,000 of rider   $.40 per $1,000 of rider
 Insurance Rider                                      face amount                face amount
---------------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider

  Minimum and Maximum      Monthly                    $.00 to $61.44 per $100    $.00 to $61.44 per $100
  Charge                                              of Monthly Deduction       of Monthly Deduction

  Charge in the first      Monthly                    $6.30 per $100 of          $6.30 per $100 of
  Policy year for a                                   Monthly Deduction          Monthly Deduction
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Waiver of Specified
 Premium Rider

  Minimum and Maximum      Monthly                    $.00 to $21.75 per $100    $.00 to $21.75 per $100
  Charge                                              of Specified Premium       of Specified Premium

  Charge in the first      Monthly                    $3.00 per $100 of          $3.00 per $100 of
  Policy year for a                                   Specified Premium          Specified Premium
  male insured, age 35,
  in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM AMOUNT
 CHARGE                     WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED          DEDUCTIBLE
---------------------------------------------------------------------------------------------------------

 Options to Purchase
 Additional Insurance
 Coverage Rider

  Minimum and Maximum      Monthly                    $.02 to $.25 per $1,000    $.02 to $.25 per $1,000
  Charge                                              of Option amount           of Option amount

  Charge for a male        Monthly                    $.03 per $1,000 of         $.03 per $1,000 of
  insured, age 35, in                                 Option amount              Option amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Option to Purchase
 Long Term Care
 Insurance Rider

  Minimum and Maximum      Monthly                    $.20 to $1.88 per $10 of   $.20 to $1.88 per $10 of
  Charge                                              initial daily benefit      initial daily benefit
                                                      amount                     amount

  Charge for a male        Monthly                    $.37 per $10 of initial    $.37 per $10 of initial
  insured, age 35, in                                 daily benefit amount       daily benefit amount
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Accidental Death
 Benefit Rider

  Minimum and Maximum      Monthly                    $.00 to $.34 per $1,000    $.00 to $83.33 per
  Charge                                              of rider face amount       $1,000 of rider face
                                                                                 amount

  Charge in the first      Monthly                    $.05 per $1,000 of rider   $.08 per $1,000 of rider
  Policy year for a                                   face amount                face amount
  male  insured, age
  35, in the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

 Guaranteed Minimum
 Death Benefit Rider

  Minimum and Maximum      Monthly                    $.01 to $.04 per $1,000    $.01 to $83.33 per
  Charge                                              of net amount at risk      $1,000 of net amount at
                                                                                 risk

  Charge for a male        Monthly                    $.01 per $1,000 of net     $.01 per $1,000 of net
  insured, age 35, in                                 amount at risk             amount at risk
  the preferred
  nonsmoker risk class
---------------------------------------------------------------------------------------------------------

  Acceleration of Death    At time of benefit         Not currently charged      One-time fee of $150
  Benefit Rider            payment
---------------------------------------------------------------------------------------------------------

  Overloan Protection      At time of exercise        One-time fee of 3.5% of    One-time fee of 3.5% of
  Rider                                               Policy cash value          Policy cash value
---------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES


     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2009. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.



                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
  assets, including management fees, distribution
  (12b-1) fees and other expenses).................     0.28%      1.01%




     The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                               DISTRIBUTION                             TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR               ACQUIRED FUND    ANNUAL    WAIVER AND/OR     ANNUAL
                                   MANAGEMENT     SERVICE      OTHER      FEES AND    OPERATING      EXPENSE       OPERATING
                                       FEE     (12B-1) FEES  EXPENSES    EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  -------------  ---------  ---------------  ----------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Barclays Capital Aggregate Bond
  Index Portfolio................     0.25%           --       0.05%          --        0.30%         0.01%       0.29%(1)
BlackRock Aggressive Growth
  Portfolio......................     0.73%           --       0.06%          --        0.79%            --       0.79%
BlackRock Large Cap Value
  Portfolio......................     0.64%           --       0.03%          --        0.67%            --       0.67%
Davis Venture Value Portfolio....     0.71%           --       0.03%          --        0.74%         0.05%       0.69%(2)
FI Value Leaders Portfolio.......     0.67%           --       0.10%          --        0.77%            --       0.77%
Loomis Sayles Small Cap Core
  Portfolio......................     0.90%           --       0.09%          --        0.99%         0.05%       0.94%(3)
Met/Artisan Mid Cap Value
  Portfolio......................     0.82%           --       0.05%          --        0.87%            --       0.87%(4)
MetLife Stock Index Portfolio....     0.25%           --       0.03%          --        0.28%         0.01%       0.27%(1)
MFS(R) Total Return Portfolio....     0.54%           --       0.06%          --        0.60%            --       0.60%
Neuberger Berman Mid Cap Value
  Portfolio......................     0.65%           --       0.07%          --        0.72%            --       0.72%
Oppenheimer Global Equity
  Portfolio......................     0.53%           --       0.11%          --        0.64%            --       0.64%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     0.62%           --       0.07%          --        0.69%         0.04%       0.65%(5)
Western Asset Management U.S.
  Government Portfolio...........     0.48%           --       0.04%          --        0.52%         0.01%       0.51%(6)
MetLife Conservative Allocation
  Portfolio......................     0.10%           --       0.02%       0.58%        0.70%         0.02%       0.68%(7)
MetLife Conservative to Moderate
  Allocation Portfolio...........     0.09%           --       0.01%       0.63%        0.73%            --       0.73%(8)
MetLife Moderate Allocation
  Portfolio......................     0.07%           --          --       0.67%        0.74%            --       0.74%(8)
MetLife Moderate to Aggressive
  Allocation Portfolio...........     0.07%           --          --       0.71%        0.78%            --       0.78%(8)
MetLife Aggressive Allocation
  Portfolio......................     0.10%           --       0.04%       0.74%        0.88%         0.04%       0.84%(7)
MET INVESTORS SERIES
  TRUST -- CLASS A
Clarion Global Real Estate
  Portfolio......................     0.64%           --       0.09%          --        0.73%            --       0.73%
Dreman Small Cap Value
  Portfolio......................     0.79%           --       0.10%          --        0.89%            --       0.89%
Harris Oakmark International
  Portfolio......................     0.79%           --       0.05%          --        0.84%            --       0.84%
Invesco Small Cap Growth
  Portfolio......................     0.86%           --       0.04%          --        0.90%            --       0.90%
Janus Forty Portfolio............     0.64%           --       0.04%          --        0.68%            --       0.68%
Lazard Mid Cap Portfolio.........     0.70%           --       0.04%          --        0.74%            --       0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio...............     0.64%           --       0.03%          --        0.67%            --       0.67%
Legg Mason Value Equity
  Portfolio......................     0.64%           --       0.07%          --        0.71%            --       0.71%
Lord Abbett Bond Debenture
  Portfolio......................     0.51%           --       0.04%          --        0.55%            --       0.55%
Met/Franklin Income Portfolio....     0.79%           --       0.14%          --        0.93%            --       0.93%
Met/Franklin Mutual Shares
  Portfolio......................     0.80%           --       0.10%          --        0.90%            --       0.90%
Met/Franklin Templeton Founding
  Strategy Portfolio.............     0.05%           --       0.03%       0.84%        0.92%         0.03%       0.89%(9)
Met/Templeton Growth Portfolio...     0.69%           --       0.18%          --        0.87%         0.07%       0.80%(10)

                                               DISTRIBUTION                             TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR               ACQUIRED FUND    ANNUAL    WAIVER AND/OR     ANNUAL
                                   MANAGEMENT     SERVICE      OTHER      FEES AND    OPERATING      EXPENSE       OPERATING
                                       FEE     (12B-1) FEES  EXPENSES    EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  -------------  ---------  ---------------  ----------
MFS(R) Research International
  Portfolio......................     0.71%           --       0.10%          --        0.81%            --       0.81%
Morgan Stanley Mid Cap Growth
  Portfolio......................     0.70%           --       0.20%          --        0.90%            --       0.90%
PIMCO Inflation Protected Bond
  Portfolio......................     0.48%           --       0.05%          --        0.53%            --       0.53%
PIMCO Total Return Portfolio.....     0.48%           --       0.04%          --        0.52%            --       0.52%
AMERICAN FUNDS INSURANCE
  SERIES(R) --
  CLASS 2
American Funds Bond Fund.........     0.38%        0.25%       0.01%          --        0.64%            --       0.64%
American Funds Global Small
  Capitalization Fund............     0.72%        0.25%       0.04%          --        1.01%            --       1.01%
American Funds Growth Fund.......     0.33%        0.25%       0.02%          --        0.60%            --       0.60%
American Funds Growth-Income
  Fund...........................     0.28%        0.25%       0.01%          --        0.54%            --       0.54%




* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



1 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.



2 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.



3 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



4 Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



5 MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.



6 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.



7 The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.



8 The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.





9 The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



10 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.


     The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with Metropolitan Life Insurance Company.
     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year; (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account).

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.

- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121), plus the Policy's cash value.

-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 or greater, but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000.

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in the first ten Policy years following a face amount increase). Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases on a monthly basis over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                        THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 200 Park Avenue, New York, New York 10166. MetLife is licensed to sell life insurance in all states and the District of Columbia, but we only offer the Policies in New York. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT


     Metropolitan Life Separate Account UL is the funding vehicle for the Policies and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, Inc., the Met Investors Series Trust and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(1)
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Aggressive Allocation    N/A                              Growth of capital.
  Portfolio




MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Clarion Global Real Estate       ING Clarion Real Estate          Total return through
  Portfolio                      Securities LLC                   investment in real estate
                                                                  securities, emphasizing both
                                                                  capital appreciation and
                                                                  current income.
Dreman Small Cap Value           Dreman Value Management, LLC     Capital appreciation.
  Portfolio
Harris Oakmark International     Harris Associates L.P.           Long-term capital
  Portfolio                                                       appreciation.
Invesco Small Cap Growth         Invesco Advisers, Inc.(2)        Long-term growth of capital.
  Portfolio (formerly Met/AIM
  Small Cap Growth Portfolio)
Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.
Lazard Mid Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
Legg Mason ClearBridge           ClearBridge Advisors, LLC        Capital appreciation.
  Aggressive Growth Portfolio
  (formerly Legg Mason
  Partners Aggressive Growth
  Portfolio)
Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
  Portfolio                      Inc.
Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                       opportunity for capital
                                                                  appreciation to produce a high
                                                                  total return.
Met/Franklin Income Portfolio    Franklin Advisers, Inc.          To maximize income while
                                                                  maintaining prospects for
                                                                  capital appreciation.
Met/Franklin Mutual Shares       Franklin Mutual Advisers, LLC    Capital appreciation, which
  Portfolio                                                       may occasionally be short-
                                                                  term. The Portfolio's
                                                                  secondary investment objective
                                                                  is income.
Met/Franklin Templeton           N/A                              Primarily seeks capital
  Founding Strategy Portfolio                                     appreciation and secondarily
                                                                  seeks income.
Met/Templeton Growth Portfolio   Templeton Global Advisors        Long-term capital growth.
                                 Limited
MFS(R) Research International    Massachusetts Financial          Capital appreciation.
  Portfolio                      Services Company
Morgan Stanley Mid Cap Growth    Morgan Stanley Investment        Capital appreciation.
  Portfolio (formerly Van        Management Inc.
  Kampen Mid Cap Growth
  Portfolio)
PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return,
  Portfolio                      Company LLC                      consistent with preservation
                                                                  of capital and prudent
                                                                  investment management.
PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return,
                                 Company LLC                      consistent with the
                                                                  preservation of capital and
                                                                  prudent investment management.




AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY


PORTFOLIO                                  SUB-ADVISER                 INVESTMENT OBJECTIVE
---------                                  -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.
American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund
American Funds Growth Fund       N/A                              Growth of capital.
American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.



--------

(1) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(2) Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.


     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only; and for the American Funds Insurance Series, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue.

Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and the New York Insurance Department. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Investment Division performance and cash values. To obtain more information about these other policies, contact our Designated Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, or in the event of a material change in the investment policy of the Separate Account, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

EXCHANGE RIGHT

     At least once each year you have the option to transfer all of your cash value to the Fixed Account and apply the cash surrender value to a new policy issued by us or an affiliate which provides paid-up insurance. Paid-up insurance is permanent insurance with no further premiums due. The face amount of the new policy of paid-up insurance may be less than the face amount of the Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit" we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid.

ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the Fixed Account as of the investment start date. We will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                      MetLife
                                      P.O. Box 371862
                                      Pittsburgh, PA 15250-7862

Payment Inquiries and                 MetLife
Correspondence                        P.O. Box 354
                                      Warwick, RI 02887-0354

Beneficiary and Ownership             MetLife
Changes                               P.O. Box 358
                                      Warwick, RI 02887-0358

Surrenders, Loans,                    MetLife
Withdrawals and                       P.O. Box 358
Investment Division Transfers         Warwick, RI 02887-0358

Cancellations (Right to Examine       MetLife
Policy Period)                        Free Look Unit
                                      500 Schoolhouse Road
                                      Johnstown, PA 15904

Death Claims                          MetLife
                                      P.O. Box 358
                                      Warwick, RI 02887-0358

Investment Division Transfers and     (800) 638-5000
Other Telephone Transactions and
Inquiries



     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


     Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     --  the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years from the date of issue, the death benefit will be limited to premiums paid less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured commits suicide within two years after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase.

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. The increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

Face Amount:..........    $          350,000
Death Benefit
  Option:.............     Option A -- Level

Cash Value:...........    $           12,000
Surrender Charge:.....    $          - 4,900   ($14.00   x   $350,000   /   1,000)
                          ------------------
Cash Surrender
  Value:..............    $            7,100
                                        x 20%
                          ------------------
Withdrawal Amount:....    $            1,420

     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


Surrender Charge        x      Withdrawal Amount in                 =      Surrender Charge
                               Excess of Free Withdrawal
                               ---------------------------------
                               Face Amount less Surrender Charge           On Withdrawal


       $4,900           x                     $710                  =      $10
                               ---------------------------------
                                       $350,000 - $4,900




     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

Face Amount before Withdrawal.............................    $350,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------

Face Amount after Withdrawal..............................    $348,570

Surrender Charge before Withdrawal........................    $  4,900
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Surrender Charge after Withdrawal.........................    $  4,890

Cash Value before Withdrawal..............................    $ 12,000
  Withdrawal..............................................    -  1,420
  Surrender Charge on Withdrawal..........................    -     10
                                                              --------
Cash Value after Withdrawal...............................    $ 10,570

Surrender Charge after Withdrawal.........................    -  4,890
                                                              --------
Cash Surrender Value after Withdrawal.....................    $  5,680


     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                    TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. Your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Loomis Sayles Small Cap Core Portfolio, Oppenheimer Global Equity Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, Clarion Global Real Estate Portfolio, Dreman Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS Research International Portfolio, and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an Automated Investment Strategy are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Portfolio prospectuses for more details.

                         AUTOMATED INVESTMENT STRATEGIES

     You can choose one of four automated investment strategies. You can change or cancel your choice at any time.


     EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.



     ALLOCATOR(SM). The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, payments must continue for at least a three month period.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.


     REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.


     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                      LOANS

     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is the greater of 75% of the Policy's cash surrender value or:

     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next
        Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                             LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect.

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements of the Overloan Protection Rider have been met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Option to Purchase Long-Term Care Insurance Rider and the Options to Purchase Additional Insurance Coverage Rider, nor may you elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $50,000 (or 25% of the death benefit, if less), but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699.

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.


     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.


     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121.

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                                THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months. We will not delay loans to pay premiums on policies issued by us.

                                     CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).


                NET
PREMIUM       PREMIUM
-------       -------
 $4,000         $4,000
                           (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium
            - 175          tax and Federal tax charges
            -----
                $3,825     Net Premium




SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

     The table below shows the maximum Surrender Charge that applies if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                                        FOR POLICIES WHICH         THE MAXIMUM
                                                         ARE SURRENDERED,       SURRENDER CHARGE
                                                             LAPSED OR         PER $1,000 OF BASE
                                                          REDUCED DURING       POLICY FACE AMOUNT
                                                        ------------------     ------------------
Entire Policy Year                                               1                   $38.25
Last Month of Policy Year                                        2                    35.81
                                                                 3                    32.56
                                                                 4                    31.74
                                                                 5                    29.84
                                                                 6                    27.13
                                                                 7                    24.42
                                                                 8                    18.99
                                                                 9                     9.50
                                                                10                     0.00


     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight Policy years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  risk class

     --  attained age

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase)

     --  the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. For Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

-------------------------------------------------------------------------------------------
                                                                          CHARGE APPLIED
                                                                         TO CASH VALUE IN
     POLICY YEAR                       NET CASH VALUE                    SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.60%
                             5 but less than 10 target premiums               0.55%
        1 - 10              10 but less than 20 target premiums               0.30%
                                 20 target premiums or more                   0.15%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.35%
                             5 but less than 10 target premiums               0.30%
       11 - 19              10 but less than 20 target premiums               0.15%
                                 20 target premiums or more                   0.10%

-------------------------------------------------------------------------------------------
                                less than 5 target premiums                   0.20%
                             5 but less than 10 target premiums               0.15%
       20 - 29              10 but less than 20 target premiums               0.10%
                                 20 target premiums or more                   0.05%

-------------------------------------------------------------------------------------------
         30+                                                                  0.05%

-------------------------------------------------------------------------------------------




LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife's Income Taxes.")

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2008 and $3,500,000 in 2009.


     In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



     During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.



     It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.



     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.



     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE'S INCOME TAXES

     Under current Federal income tax law, MetLife is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

     The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 90% of premiums paid up to the Commissionable Target Premium, and 3.0% of premiums paid in excess of Commissionable Target Premium in Policy year 1; 1.25% of all premiums paid in Policy years 2 through 10; and 0.25% of all premiums paid thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 9.0% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; 19.75% of premiums paid up to the Commissionable Target Premium and 0.25% of premiums paid in excess of the Commissionable Target Premium in Policy year 2; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

     Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Sales representatives and Managers of our affiliates are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with our affiliates, Walnut Street Securities Inc. and Tower Square Securities, Inc. and with the unaffiliated selling firms identified in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates, MSI and NES. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                              FINANCIAL STATEMENTS

     You may find the financial statements of MetLife in the Statement of Additional Information. MetLife's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. Metropolitan Life Separate Account UL, a separate account established by MetLife to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

             GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


       AGE OF                                  AGE OF
INSURED AT START OF    PERCENTAGE OF    INSURED AT START OF    PERCENTAGE OF
  THE POLICY YEAR        CASH VALUE       THE POLICY YEAR        CASH VALUE
-------------------    -------------    -------------------    -------------
    0 through 40            250                  61                 128
         41                 243                  62                 126
         42                 236                  63                 124
         43                 229                  64                 122
         44                 222                  65                 120
         45                 215                  66                 119
         46                 209                  67                 118
         47                 203                  68                 117
         48                 197                  69                 116
         49                 191                  70                 115
         50                 185                  71                 113
         51                 178                  72                 111
         52                 171                  73                 109
         53                 164                  74                 107
         54                 157            75 through 90            105
         55                 150                  91                 104
         56                 146                  92                 103
         57                 142                  93                 102
         58                 138            94 through 121           101
         59                 134
         60                 130



     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                                 NET SINGLE PREMIUM
                                                                       FACTOR
                                                                 ------------------
AGE                                                                MALE      FEMALE
---                                                              -------    -------
30............................................................   5.82979    6.59918
40............................................................   4.11359    4.63373
50............................................................   2.93292    3.28706
60............................................................   2.14246    2.40697
70............................................................   1.64028    1.82665
80............................................................   1.32530    1.44515
90............................................................   1.15724    1.22113
100...........................................................   1.08417    1.10646
120...........................................................   1.02597    1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                            AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .73% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.



     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.73%, 5.23% and 9.20%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

              THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                     DEATH BENEFIT                     CASH SURRENDER VALUE                       CASH VALUE
                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                          GROSS ANNUAL
END OF             RATE OF RETURN OF                     RATE OF RETURN OF                     RATE OF RETURN OF
POLICY       ----------------------------           ---------------------------           ---------------------------
YEAR         0%          6%           10%           0%         6%           10%           0%         6%           10%
------       --          --           ---           --         --           ---           --         --           ---
   1      $350,000    $350,000    $   350,000    $     0    $      0    $         0    $ 1,004    $  1,086    $     1,140
   2       350,000     350,000        350,000          0           0              0      1,965       2,190          2,346
   3       350,000     350,000        350,000          0           0              0      2,881       3,313          3,622
   4       350,000     350,000        350,000          0         207            726      3,753       4,454          4,973
   5       350,000     350,000        350,000        984       2,017          2,808      4,577       5,610          6,401
   6       350,000     350,000        350,000      2,083       3,511          4,643      5,350       6,778          7,910
   7       350,000     350,000        350,000      3,129       5,016          6,563      6,069       7,957          9,504
   8       350,000     350,000        350,000      4,451       6,860          8,904      6,738       9,147         11,191
   9       350,000     350,000        350,000      6,902       9,918         12,563      8,045      11,061         13,706
  10       350,000     350,000        350,000      9,297      13,025         16,398      9,297      13,025         16,398
  15       350,000     350,000        350,000     15,168      24,283         33,904     15,168      24,283         33,904
  20       350,000     350,000        350,000     20,001      37,917         60,360     20,001      37,917         60,360
  25       350,000     350,000        350,000     23,079      54,009        100,191     23,079      54,009        100,191
  30       350,000     350,000        350,000     23,040      71,979        160,247     23,040      71,979        160,247
  35       350,000     350,000        350,000     17,841      90,813        252,520     17,841      90,813        252,520
  40       350,000     350,000        427,116      5,343     109,939        399,173      5,343     109,939        399,173
  45                   350,000        657,867                123,277        626,540                123,277        626,540
  50                   350,000      1,019,397                109,626        970,854                109,626        970,854
  55                   350,000      1,554,993                  5,500      1,480,945                  5,500      1,480,945
  60                                2,280,663                             2,258,083                             2,258,083
  65                                3,508,573                             3,473,835                             3,473,835
  70                                5,382,588                             5,329,296                             5,329,296
  75                                8,225,680                             8,144,237                             8,144,237
  80                               12,488,446                            12,364,798                            12,364,798
  85                               18,775,646                            18,589,749                            18,589,749
  86                               20,359,105                            20,157,530                            20,157,530




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                MALE ISSUE AGE 35
                            $1,890 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                              $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                 CASH SURRENDER VALUE                 CASH VALUE
                ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
END OF            RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY       ----------------------- ---        ------------------------        ------------------------
YEAR         0%          6%          10%        0%         6%        10%        0%         6%        10%
------       --          --          ---        --         --        ---        --         --        ---
   1      $350,000    $350,000    $350,000    $    0    $     0    $     0    $  697    $   768    $   816
   2       350,000     350,000     350,000         0          0          0     1,363      1,550      1,679
   3       350,000     350,000     350,000         0          0          0     2,002      2,348      2,597
   4       350,000     350,000     350,000         0          0          0     2,602      3,151      3,561
   5       350,000     350,000     350,000         0        369        983     3,165      3,962      4,577
   6       350,000     350,000     350,000       423      1,511      2,379     3,690      4,778      5,646
   7       350,000     350,000     350,000     1,227      2,649      3,824     4,167      5,589      6,764
   8       350,000     350,000     350,000     2,299      4,098      5,636     4,586      6,385      7,923
   9       350,000     350,000     350,000     3,798      6,013      7,977     4,942      7,157      9,121
  10       350,000     350,000     350,000     5,224      7,894     10,349     5,224      7,894     10,349
  15       350,000     350,000     350,000     5,654     11,206     17,404     5,654     11,206     17,404
  20       350,000     350,000     350,000     3,905     13,061     25,784     3,905     13,061     25,784
  25                   350,000     350,000               10,237     33,553               10,237     33,553
  30                               350,000                          37,164                          37,164
  35                               350,000                          28,279                          28,279
  40
  45
  50
  55
  60
  65
  70
  75
  80
  85
  86




IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-06025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 8 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations and changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

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METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                   MSF BLACKROCK       MSF BLACKROCK         MSF METLIFE           MSF ARTIO
                                     DIVERSIFIED   AGGRESSIVE GROWTH         STOCK INDEX INTERNATIONAL STOCK
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 257,389,150       $ 187,529,115       $ 597,731,363        $ 45,163,509
  Due from Metropolitan Life
     Insurance Company                     3,109               3,777                  42                 353
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  257,392,259         187,532,892         597,731,405          45,163,862
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 257,391,816       $ 187,532,635       $ 597,707,546        $ 45,163,862
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                  MSF FI MID CAP   MSF T. ROWE PRICE     MSF OPPENHEIMER
                                   OPPORTUNITIES    SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 166,025,093        $ 68,809,285        $ 38,882,380        $ 49,365,832
  Due from Metropolitan Life
     Insurance Company                       394                 974                  89                  80
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  166,025,487          68,810,259          38,882,469          49,365,912
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 166,025,413        $ 68,810,021        $ 38,882,417        $ 49,365,491
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                MSF
   NEUBERGER BERMAN   MSF T. ROWE PRICE MSF BARCLAYS CAPITAL  MSF MORGAN STANLEY         MSF RUSSELL        MSF JENNISON
      MID CAP VALUE    LARGE CAP GROWTH AGGREGATE BOND INDEX          EAFE INDEX          2000 INDEX              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,080        $ 42,520,959        $ 106,348,870        $ 58,914,111        $ 47,243,179        $ 13,473,375
                720                  52                2,769                 355                 136                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
         63,957,800          42,521,011          106,351,639          58,914,466          47,243,315          13,473,375
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,799        $ 42,520,597        $ 106,351,639        $ 58,913,857        $ 47,243,288        $ 13,473,347
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   MSF BLACKROCK         MSF METLIFE   MSF LOOMIS SAYLES       MSF BLACKROCK
                                 STRATEGIC VALUE MID CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 67,433,029        $ 53,691,398         $ 5,593,331        $ 11,724,046
  Due from Metropolitan Life
     Insurance Company                       237                 481                  37                   6
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   67,433,266          53,691,879           5,593,368          11,724,052
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 67,433,059        $ 53,691,851         $ 5,593,368        $ 11,723,889
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                              MSF BLACKROCK
          MSF DAVIS   MSF LOOMIS SAYLES    LEGACY LARGE CAP       MSF BLACKROCK              MSF FI     MSF MET/ARTISAN
      VENTURE VALUE      SMALL CAP CORE              GROWTH         BOND INCOME       VALUE LEADERS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,233        $ 14,825,415         $ 5,950,519        $ 82,419,236         $ 5,481,159        $ 41,071,638
                123                  33                  --                  22                   4                 281
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         52,773,356          14,825,448           5,950,519          82,419,258           5,481,163          41,071,919
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,242        $ 14,825,414         $ 5,950,495        $ 82,419,233         $ 5,481,161        $ 41,071,915
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                     MSF WESTERN
                                ASSET MANAGEMENT         MSF WESTERN
                                  STRATEGIC BOND    ASSET MANAGEMENT       MSF BLACKROCK             MSF MFS
                                   OPPORTUNITIES     U.S. GOVERNMENT        MONEY MARKET        TOTAL RETURN
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 20,580,163        $ 16,359,276        $ 35,239,572         $ 7,134,157
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   20,580,163          16,359,276          35,239,572           7,134,160
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 20,580,082        $ 16,359,270        $ 35,228,518         $ 7,134,157
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
         ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION   JANUS ASPEN JANUS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,216         $ 5,262,589        $ 28,790,173          $ 52,449,118          $ 10,645,631         $ 6,630,464
                 21                  --                  11                   160                    39                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          2,188,237           5,262,589          28,790,184            52,449,278            10,645,670           6,630,464
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,237         $ 5,262,543        $ 28,790,175          $ 52,449,221          $ 10,645,616         $ 6,630,451
=================== =================== =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                     JANUS ASPEN
                             JANUS ASPEN BALANCED   JANUS ASPEN FORTY JANUS ASPEN OVERSEAS PERKINS MID CAP VALUE
                              INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                             -------------------- ------------------- -------------------- ---------------------
ASSETS:
  Investments at fair value           $ 1,490,482           $ 950,983             $ 82,142           $ 1,402,752
  Due from Metropolitan Life
     Insurance Company                         --                  --                   --                    --
                             -------------------- ------------------- -------------------- ---------------------
       Total Assets                     1,490,482             950,983               82,142             1,402,752
                             -------------------- ------------------- -------------------- ---------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
       Total Liabilities                       18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
NET ASSETS                            $ 1,490,464           $ 950,941             $ 82,093           $ 1,402,749
                             ==================== =================== ==================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                           FTVIPT FTVIPT                ALLIANCEBERNSTEIN
    AIM V.I. GLOBAL             AIM V.I.    FTVIPT TEMPLETON        MUTUAL GLOBAL    TEMPLETON GLOBAL              GLOBAL
        REAL ESTATE INTERNATIONAL GROWTH  FOREIGN SECURITIES DISCOVERY SECURITIES     BOND SECURITIES     THEMATIC GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- -------------------- ------------------- -------------------
        $ 1,507,151             $ 18,360         $ 7,935,626            $ 882,621             $ 3,705           $ 129,529
                 --                    1                  --                   --                  --                   1
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
          1,507,151               18,361           7,935,626              882,621               3,705             129,530
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
        $ 1,506,522             $ 18,360         $ 7,935,141            $ 882,515             $ 3,704           $ 129,504
=================== ==================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                FIDELITY VIP
                               ALLIANCEBERNSTEIN        FIDELITY VIP  FIDELITY VIP ASSET          INVESTMENT
                               INTERMEDIATE BOND          CONTRAFUND     MANAGER: GROWTH          GRADE BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 28,402         $ 3,988,359         $ 1,722,476           $ 233,951
  Due from Metropolitan Life
     Insurance Company                        --                   1                  --                   1
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       28,402           3,988,360           1,722,476             233,952
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 28,308         $ 3,988,185         $ 1,722,435           $ 233,950
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP        FIDELITY VIP                             FIDELITY VIP        FIDELITY VIP        FIDELITY VIP
      EQUITY-INCOME         HIGH INCOME FIDELITY VIP MID CAP        FREEDOM 2010        FREEDOM 2020        FREEDOM 2030
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,776            $ 40,917            $ 215,873            $ 14,550           $ 648,515            $ 31,742
                 --                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            245,776              40,917              215,873              14,550             648,515              31,742
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,766            $ 40,915            $ 215,869            $ 14,548           $ 648,511            $ 31,738
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                          AMERICAN FUNDS
                                  AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
                                          GROWTH       GROWTH-INCOME      CAPITALIZATION                BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 109,197,211        $ 66,537,547        $ 56,054,380         $ 3,760,682
  Due from Metropolitan Life
     Insurance Company                       285                  15                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  109,197,496          66,537,562          56,054,380           3,760,682
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 109,197,492        $ 66,537,414        $ 56,054,284         $ 3,760,642
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                         AMERICAN FUNDS
     AMERICAN FUNDS U.S. GOVERNMENT/AAA  MIST T. ROWE PRICE   MIST MFS RESEARCH          MIST PIMCO            MIST RCM
      INTERNATIONAL    RATED SECURITIES      MID CAP GROWTH       INTERNATIONAL        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,347            $ 90,233        $ 16,772,722        $ 13,180,171        $ 41,820,391        $ 13,221,189
                 --                  --                  --                  16                  --                   6
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            465,347              90,233          16,772,722          13,180,187          41,820,391          13,221,195
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,344            $ 90,231        $ 16,772,681        $ 13,178,754        $ 41,820,317        $ 13,221,048
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                        MIST
                                MIST LORD ABBETT         MIST LAZARD        MIST MET/AIM      HARRIS OAKMARK
                                  BOND DEBENTURE             MID CAP    SMALL CAP GROWTH       INTERNATIONAL
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 26,033,583         $ 4,569,822         $ 3,392,626        $ 26,460,204
  Due from Metropolitan Life
     Insurance Company                       172                  --                  16                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   26,033,755           4,569,822           3,392,642          26,460,204
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 26,033,742         $ 4,569,758         $ 3,392,636        $ 26,459,351
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MIST LEGG
     MASON PARTNERS    MIST LORD ABBETT        MIST CLARION     MIST VAN KAMPEN    MIST LORD ABBETT   MIST THIRD AVENUE
  AGGRESSIVE GROWTH   GROWTH AND INCOME  GLOBAL REAL ESTATE      MID CAP GROWTH       MID CAP VALUE     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,157         $ 5,163,116        $ 18,065,716           $ 306,444           $ 103,526           $ 901,005
                305                  --                 781                  --                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          6,533,462           5,163,116          18,066,497             306,444             103,527             901,005
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,459         $ 5,163,011        $ 18,066,465           $ 306,427           $ 103,521           $ 900,994
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                 MIST OPPENHEIMER     MIST LEGG MASON           MIST SSGA    MIST SSGA GROWTH
                             CAPITAL APPRECIATION        VALUE EQUITY          GROWTH ETF      AND INCOME ETF
                              INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value           $ 1,631,630         $ 4,100,102         $ 1,788,989         $ 1,581,088
  Due from Metropolitan Life
     Insurance Company                          8                 153                  18                  21
                             -------------------- ------------------- ------------------- -------------------
       Total Assets                     1,631,638           4,100,255           1,789,007           1,581,109
                             -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
       Total Liabilities                       --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
NET ASSETS                            $ 1,631,638         $ 4,100,190         $ 1,789,007         $ 1,581,109
                             ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                                                            MIST                MIST
    PIMCO INFLATION      MIST BLACKROCK                             MIST DREMAN      AMERICAN FUNDS      AMERICAN FUNDS
     PROTECTED BOND      LARGE CAP CORE    MIST JANUS FORTY     SMALL CAP VALUE BALANCED ALLOCATION   GROWTH ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,407       $ 291,572,844        $ 12,100,392            $ 17,138           $ 212,729           $ 134,988
                 37               4,935                  47                  14                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          7,734,444         291,577,779          12,100,439              17,152             212,729             134,988
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,444       $ 291,577,776        $ 12,100,411            $ 17,136           $ 212,728           $ 134,986
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                             MIST                                                          MIST MET/FRANKLIN
                                  AMERICAN FUNDS   MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                             MODERATE ALLOCATION              INCOME       MUTUAL SHARES            STRATEGY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 95,894            $ 55,507            $ 24,281           $ 195,057
  Due from Metropolitan Life
     Insurance Company                        --                  12                  --                   7
                             ---- -------------- ------------------- ------------------- -------------------
       Total Assets                       95,894              55,519              24,281             195,064
                             ---- -------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 95,893            $ 55,505            $ 24,280           $ 195,055
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST MET/TEMPLETON                                AMERICAN        DELAWARE VIP         DREYFUS VIF       GOLDMAN SACHS
             GROWTH   MIST PIONEER FUND    CENTURY VP VISTA     SMALL CAP VALUE INTERNATIONAL VALUE       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,198           $ 238,643           $ 146,479           $ 228,029           $ 291,774           $ 328,372
                 --                 494                  --                   2                   1                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             19,198             239,137             146,479             228,031             291,775             328,373
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,197           $ 239,136           $ 146,455           $ 228,031           $ 291,742           $ 328,341
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   GOLDMAN SACHS
                                      STRUCTURED             MFS VIT             MFS VIT             MFS VIT
                                SMALL CAP EQUITY         HIGH INCOME       GLOBAL EQUITY       NEW DISCOVERY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 70,526           $ 118,300            $ 78,917             $ 5,036
  Due from Metropolitan Life
     Insurance Company                        --                  --                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       70,526             118,300              78,918               5,036
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 70,508           $ 117,897            $ 78,884             $ 5,029
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

            MFS VIT      VAN KAMPEN LIT      WELLS FARGO VT      WELLS FARGO VT         PIONEER VCT         PIONEER VCT
              VALUE          GOVERNMENT   TOTAL RETURN BOND        MONEY MARKET    EMERGING MARKETS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,005            $ 85,038           $ 534,656         $ 1,206,171           $ 772,124            $ 21,403
                 --                  --                  81                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             74,005              85,038             534,737           1,206,171             772,124              21,403
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,001            $ 85,035           $ 534,737         $ 1,205,652           $ 772,123            $ 21,403
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                                        UIF EMERGING        UIF EMERGING           PIMCO VIT
                                 ROYCE SMALL-CAP        MARKETS DEBT      MARKETS EQUITY        LOW DURATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 58,472             $ 5,748             $ 5,644           $ 734,571
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                 175
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       58,472               5,748               5,644             734,746
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 58,471             $ 5,747             $ 5,643           $ 734,746
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK DIVERSIFIED
                                                                                 INVESTMENT DIVISION
                                                           ---------------------------------------------------------
                                                                   2009                         2008            2007
                                                           --------------- ---------------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 12,214,068                  $ 8,110,111     $ 8,526,571
                                                           --------------- ---------------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
        Total expenses                                        2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
           Net investment income (loss)                      10,169,948                    5,620,528       5,593,077
                                                           --------------- ---------------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    3,156,956              --
      Realized gains (losses) on sale of investments         (4,609,576)                  (1,882,360)      3,011,483
                                                           --------------- ---------------------------- ------------
           Net realized gains (losses)                       (4,609,576)                   1,274,596       3,011,483
                                                           --------------- ---------------------------- ------------
      Change in unrealized gains (losses) on investments     31,028,944                  (90,018,067)      7,614,036
                                                           --------------- ---------------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       26,419,368                  (88,743,471)     10,625,519
                                                           --------------- ---------------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 36,589,316                $ (83,122,943)   $ 16,218,596
                                                           =============== ============================ ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK AGGRESSIVE GROWTH                                MSF METLIFE STOCK INDEX
                INVESTMENT DIVISION                                           INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
        2009                   2008              2007             2009                       2008            2007
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   $ 309,682                   $ --              $ --     $ 13,698,992               $ 12,272,736     $ 7,661,035
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (1,057,460)            (1,837,501)       (2,172,462)       9,682,465                  7,210,587       1,607,854
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
          --                     --                --       10,241,628                 26,321,788      14,892,115
  (3,328,441)               740,184         1,382,763      (11,218,400)                (1,738,927)      7,438,301
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (3,328,441)               740,184         1,382,763         (976,772)                24,582,861      22,330,416
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  66,805,065           (115,833,611)       44,452,957      112,925,652               (312,125,621)      7,171,409
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  63,476,624           (115,093,427)       45,835,720      111,948,880               (287,542,760)     29,501,825
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
$ 62,419,164         $ (116,930,928)     $ 43,663,258    $ 121,631,345             $ (280,332,173)   $ 31,109,679
=============== ====================== ================= ================ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MSF ARTIO INTERNATIONAL STOCK
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 284,863            $ 1,797,231        $ 757,552
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
        Total expenses                                         333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                        (49,120)             1,319,521          147,518
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              6,924,494        3,680,153
      Realized gains (losses) on sale of investments        (2,053,375)              (470,754)       1,481,666
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                      (2,053,375)             6,453,740        5,161,819
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments    10,298,349            (39,671,178)       1,044,733
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       8,244,974            (33,217,438)       6,206,552
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 8,195,854          $ (31,897,917)     $ 6,354,070
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF FI MID CAP OPPORTUNITIES                       MSF T. ROWE PRICE SMALL CAP GROWTH
                       INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- -------------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
 $ 2,150,778              $ 914,818         $ 384,517       $ 200,547                   $ --             $ --
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
     945,817               (979,736)       (2,156,929)       (277,201)              (578,209)        (695,384)
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
          --                     --                --       1,576,442             14,302,639               --
  (4,289,454)            (1,134,327)       (3,610,711)     (1,108,337)              (118,445)       1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  (4,289,454)            (1,134,327)       (3,610,711)        468,105             14,184,194        1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  44,410,868           (152,860,483)       25,889,645      19,138,611            (44,529,670)       6,321,798
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  40,121,414           (153,994,810)       22,278,934      19,606,716            (30,345,476)       7,999,993
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
$ 41,067,231         $ (154,974,546)     $ 20,122,005    $ 19,329,515          $ (30,923,685)     $ 7,304,609
=============== ====================== ================= =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF OPPENHEIMER GLOBAL EQUITY
                                                                                  INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                   2009                   2008          2007
                                                           --------------- ----------------------  ---------
INVESTMENT INCOME:
      Dividends                                               $ 852,361              $ 913,382     $ 569,763
                                                           --------------- ---------------------- ----------
EXPENSES:
      Mortality and expense risk charges                        258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
        Total expenses                                          258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
           Net investment income (loss)                         593,945                579,985       151,331
                                                           --------------- ----------------------  ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              1,578,466       743,295
      Realized gains (losses) on sale of investments           (362,452)               228,413       716,979
                                                           --------------- ----------------------  ---------
           Net realized gains (losses)                         (362,452)             1,806,879     1,460,274
                                                           --------------- ----------------------  ---------
      Change in unrealized gains (losses) on investments     11,124,292            (23,254,667)    1,125,527
                                                           --------------- ----------------------  ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       10,761,840            (21,447,788)    2,585,801
                                                           --------------- ----------------------  ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 11,355,785          $ (20,867,803)   $2,737,132
                                                           =============== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                     MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007            2009                   2008          2007
-------------- ---------------------- --------------- --------------- ---------------------- -------------
       $ --              $ 994,357       $ 515,161       $ 813,259              $ 575,882     $ 454,135
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (360,654)               561,336         (28,106)        373,237                 (1,022)     (261,148)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
         --             11,141,028       1,800,935          16,184                827,106     2,444,204
   (877,734)            (6,522,665)      1,197,838      (1,401,599)              (361,462)    1,469,284
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (877,734)             4,618,363       2,998,773      (1,385,415)               465,644     3,913,488
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)   (1,796,392)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  8,615,808            (21,506,363)     (2,880,027)     20,452,722            (39,321,731)    2,117,096
-------------- ---------------------- --------------- --------------- ---------------------- -------------
$ 8,255,154          $ (20,945,027)   $ (2,908,133)   $ 20,825,959          $ (39,322,753)   $1,855,948
============== ====================== =============== =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                           INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                               $ 224,945              $ 256,837        $ 236,325
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
        Total expenses                                          295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         (70,974)               (96,719)        (199,231)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              2,456,006          469,367
      Realized gains (losses) on sale of investments           (485,740)               109,779        1,613,290
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                         (485,740)             2,565,785        2,082,657
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,392,122            (24,832,884)       2,367,516
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,906,382            (22,267,099)       4,450,173
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,835,408          $ (22,363,818)     $ 4,250,942
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                        MSF MORGAN STANLEY EAFE INDEX
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
       2009                   2008             2007         2009                   2008             2007
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 5,910,030            $ 4,492,337      $ 4,412,510  $ 2,127,820            $ 1,719,052      $ 1,286,968
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
  5,177,513              3,745,554        3,682,982    1,709,359              1,230,251          725,557
-------------- ------------------- ---------------- --------------- ---------------------- -------------
         --                     --               --      345,458              2,375,115          686,383
    195,723                578,961          192,840     (800,654)               523,799        1,572,951
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    195,723                578,961          192,840     (455,196)             2,898,914        2,259,334
-------------- ------------------- ---------------- --------------- ---------------------- -------------
 (1,139,158)               873,489        2,133,669   11,844,795            (35,342,222)       2,980,876
-------------- ------------------- ---------------- --------------- ---------------------- -------------
   (943,435)             1,452,450        2,326,509   11,389,599            (32,443,308)       5,240,210
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 4,234,078            $ 5,198,004      $ 6,009,491 $ 13,098,958          $ (31,213,057)     $ 5,965,767
============== =================== ================ =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MSF RUSSELL 2000 INDEX
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                  2009                      2008            2007
                                                           -------------- ------------------------- ---------------
INVESTMENT INCOME:
      Dividends                                              $ 812,284                 $ 619,536       $ 526,533
                                                           -------------- ------------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
        Total expenses                                         318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
           Net investment income (loss)                        494,140                   223,659          50,303
                                                           -------------- ------------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            1,106,089                 2,430,488       4,308,974
      Realized gains (losses) on sale of investments        (1,035,970)                 (448,303)      1,194,459
                                                           -------------- ------------------------- ---------------
           Net realized gains (losses)                          70,119                 1,982,185       5,503,433
                                                           -------------- ------------------------- ---------------
      Change in unrealized gains (losses) on investments     9,093,620               (21,357,274)     (6,890,836)
                                                           -------------- ------------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       9,163,739               (19,375,089)     (1,387,403)
                                                           -------------- ------------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,657,879             $ (19,151,430)   $ (1,337,100)
                                                           ============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON GROWTH                               MSF BLACKROCK STRATEGIC VALUE
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------------
       2009                   2008           2007           2009                   2008               2007
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   $ 21,249              $ 321,658       $ 62,722      $ 663,127              $ 450,385          $ 321,242
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
    (75,210)               209,436        (64,681)       150,638               (263,415)          (601,992)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
         --              1,109,205        525,988             --              8,172,204         12,338,055
   (140,559)                (8,418)       217,837     (2,703,187)            (2,015,489)           644,889
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   (140,559)             1,100,787        743,825     (2,703,187)             6,156,715         12,982,944
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  4,015,386             (7,064,823)       832,560     10,045,644            (44,228,185)       (16,875,056)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  3,874,827             (5,964,036)     1,576,385      7,342,457            (38,071,470)        (3,892,112)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
$ 3,799,617           $ (5,754,600)   $ 1,511,704    $ 7,493,095          $ (38,334,885)      $ (4,494,104)
============== ====================== ============== ============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF METLIFE MID CAP STOCK INDEX
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- ---------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                               $ 810,735              $ 771,366        $ 463,568
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
        Total expenses                                          374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         436,208                324,526          (53,618)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             1,783,617              5,083,631        2,483,952
      Realized gains (losses) on sale of investments         (1,475,288)              (306,285)       1,219,996
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                          308,329              4,777,346        3,703,948
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,600,526            (28,232,883)         158,945
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       13,908,855            (23,455,537)       3,862,893
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 14,345,063          $ (23,131,011)     $ 3,809,275
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                         MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007           2009                   2008            2007
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
       $ --                   $ --            $ --      $ 155,310               $ 93,435       $ 112,942
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
    (39,304)               (48,690)        (60,634)        73,451                 (2,759)         13,846
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
         --                589,617         476,487             --                181,207         429,497
   (219,528)              (127,526)        249,458       (513,587)              (190,470)        332,037
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
   (219,528)               462,091         725,945       (513,587)                (9,263)        761,534
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,519,136             (3,371,627)       (436,173)     1,615,283             (4,899,187)       (536,165)
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,299,608             (2,909,536)        289,772      1,101,696             (4,908,450)        225,369
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
$ 1,260,304           $ (2,958,226)      $ 229,138    $ 1,175,147           $ (4,911,209)      $ 239,215
============== ====================== =============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF DAVIS VENTURE VALUE
                                                                               INVESTMENT DIVISION
                                                           --------------- -------------------------- --------------
                                                                   2009                       2008           2007
                                                           --------------- -------------------------- --------------
INVESTMENT INCOME:
      Dividends                                               $ 679,120                  $ 686,382      $ 429,495
                                                           --------------- -------------------------- --------------
EXPENSES:
      Mortality and expense risk charges                        366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
        Total expenses                                          366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
           Net investment income (loss)                         312,737                    252,624        (49,271)
                                                           --------------- -------------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    285,719             --
      Realized gains (losses) on sale of investments           (723,952)                    (1,167)       581,875
                                                           --------------- -------------------------- --------------
           Net realized gains (losses)                         (723,952)                   284,552        581,875
                                                           --------------- -------------------------- --------------
      Change in unrealized gains (losses) on investments     12,907,686                (24,908,606)     1,282,046
                                                           --------------- -------------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,183,734                (24,624,054)     1,863,921
                                                           --------------- -------------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,496,471              $ (24,371,430)   $ 1,814,650
                                                           =============== ========================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MSF LOOMIS SAYLES SMALL CAP CORE                  MSF BLACKROCK LEGACY LARGE CAP GROWTH
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ----------------------------------------------------
       2009                   2008             2007           2009                   2008           2007
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   $ 34,048                   $ --         $ 11,412       $ 29,634               $ 18,838        $ 5,522
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    (66,505)              (116,679)        (113,405)        (5,579)               (18,267)       (19,922)
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
         --              2,223,393        1,567,864             --                     --             --
   (439,969)              (217,249)         234,076       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   (439,969)             2,006,144        1,801,940       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,809,050             (7,889,493)        (305,465)     1,684,656             (1,924,420)       437,029
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,369,081             (5,883,349)       1,496,475      1,538,372             (2,044,898)       501,284
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
$ 3,302,576           $ (6,000,028)     $ 1,383,070    $ 1,532,793           $ (2,063,165)     $ 481,362
============== ====================== ================ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK BOND INCOME
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                            $ 5,731,533            $ 4,557,033      $ 2,988,878
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
        Total expenses                                         651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                      5,080,494              3,846,123        2,245,950
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --               --
      Realized gains (losses) on sale of investments          (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                        (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments     2,142,811             (7,357,146)       2,574,419
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,589,024             (7,619,097)       2,660,830
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,669,518           $ (3,772,974)     $ 4,906,780
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF FI VALUE LEADERS                              MSF MET/ARTISAN MID CAP VALUE
              INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------------------
     2009                    2008         2007            2009                   2008               2007
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 128,519               $ 109,493     $ 58,988       $ 390,395              $ 164,568          $ 328,815
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   90,114                  62,174        3,233          94,579               (210,128)          (184,504)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
       --                 594,849      558,447              --              5,071,026          7,250,319
 (259,906)               (183,807)     116,557      (2,074,439)              (724,686)           896,818
------------ ----------------------- ------------ --------------- ---------------------- ------------------
 (259,906)                411,042      675,004      (2,074,439)             4,346,340          8,147,137
------------ ----------------------- ------------ --------------- ---------------------- ------------------
1,128,894              (3,184,937)    (503,196)     14,134,862            (29,274,257)       (12,430,441)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
  868,988              (2,773,895)     171,808      12,060,423            (24,927,917)        (4,283,304)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 959,102            $ (2,711,721)   $ 175,041    $ 12,155,002          $ (25,138,045)      $ (4,467,808)
============ ======================= ============ =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------------
                                                                  2009                   2008                   2007
                                                           -------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                            $ 1,175,403              $ 717,999              $ 459,233
                                                           -------------- ---------------------- -------------------
EXPENSES:
      Mortality and expense risk charges                       148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
        Total expenses                                         148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
           Net investment income (loss)                      1,027,387                570,564                315,401
                                                           -------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              518,778                105,934                 15,836
      Realized gains (losses) on sale of investments          (136,510)              (211,377)                29,149
                                                           -------------- ---------------------- -------------------
           Net realized gains (losses)                         382,268               (105,443)                44,985
                                                           -------------- ---------------------- -------------------
      Change in unrealized gains (losses) on investments     3,433,572             (3,452,504)               187,688
                                                           -------------- ---------------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       3,815,840             (3,557,947)               232,673
                                                           -------------- ---------------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,843,227           $ (2,987,383)             $ 548,074
                                                           ============== ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

 MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT           MSF BLACKROCK MONEY MARKET
             INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ----------------------------------------------
     2009                   2008         2007      2009                   2008          2007
------------ ---------------------- --------- ------------ ------------------- -------------
$ 714,343              $ 678,587    $ 398,651 $ 269,650            $ 1,783,326   $ 3,017,412
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  583,308                545,979      274,009   (11,349)             1,496,178     2,722,729
------------ ---------------------- --------- ------------ ------------------- -------------
       --                     --           --        --                     --            --
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
   44,105               (712,221)     246,140        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (44,924)              (738,502)     247,128        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
$ 538,384             $ (192,523)   $ 521,137 $ (11,349)           $ 1,496,178   $ 2,722,729
============ ====================== ========= ============ =================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF MFS TOTAL RETURN
                                                                         INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                2009                    2008         2007
                                                           ------------ ----------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 230,711               $ 192,751     $ 93,266
                                                           ------------ ----------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
        Total expenses                                        51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
           Net investment income (loss)                      179,213                 147,927       53,260
                                                           ------------ ----------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                 418,385      141,980
      Realized gains (losses) on sale of investments        (173,243)               (118,819)      25,643
                                                           ------------ ----------------------- ------------
           Net realized gains (losses)                      (173,243)                299,566      167,623
                                                           ------------ ----------------------- ------------
      Change in unrealized gains (losses) on investments     937,515              (1,824,737)    (104,370)
                                                           ------------ ----------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       764,272              (1,525,171)      63,253
                                                           ------------ ----------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 943,485            $ (1,377,244)   $ 116,513
                                                           ============ ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MSF METLIFE CONSERVATIVE ALLOCATION                MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
             INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
     2009                   2008           2007         2009                   2008           2007
------------ ---------------------- -------------- ------------ ---------------------- --------------
 $ 56,682               $ 27,593           $ --    $ 133,159               $ 46,035           $ --
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   42,263                 10,090         (5,884)      97,885                 15,426        (21,161)
------------ ---------------------- -------------- ------------ ---------------------- --------------
   10,668                 19,805            413       27,807                 39,596          3,872
   (4,941)              (164,759)        23,983      (95,953)               (49,375)        26,078
------------ ---------------------- -------------- ------------ ---------------------- --------------
    5,727               (144,954)        24,396      (68,146)                (9,779)        29,950
------------ ---------------------- -------------- ------------ ---------------------- --------------
  276,504               (182,260)        12,074      828,280               (847,823)        79,599
------------ ---------------------- -------------- ------------ ---------------------- --------------
  282,231               (327,214)        36,470      760,134               (857,602)       109,549
------------ ---------------------- -------------- ------------ ---------------------- --------------
$ 324,494             $ (317,124)      $ 30,586    $ 858,019             $ (842,176)      $ 88,388
============ ====================== ============== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF METLIFE MODERATE ALLOCATION
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 699,782              $ 202,771       $ 27,294
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
        Total expenses                                         193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                        506,612                 37,558        (97,780)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              337,203                246,852         18,896
      Realized gains (losses) on sale of investments          (340,090)              (436,886)       170,037
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (2,887)              (190,034)       188,933
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments     5,007,760             (6,087,839)       262,197
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,004,873             (6,277,873)       451,130
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 5,511,485           $ (6,240,315)     $ 353,350
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION            MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
        2009                   2008         2007           2009                   2008           2007
--------------- ---------------------- ------------ -------------- ---------------------- --------------
 $ 1,144,971              $ 302,200     $ 45,711      $ 195,883               $ 61,269       $ 12,813
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     779,492                (16,159)    (170,147)       123,185                (10,348)       (40,153)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     560,846                559,864       26,120         14,230                224,171          8,186
    (694,062)              (384,363)      96,319       (331,533)              (133,321)        93,620
--------------- ---------------------- ------------ -------------- ---------------------- --------------
    (133,216)               175,501      122,439       (317,303)                90,850        101,806
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,602,923            (15,640,562)     371,705      2,668,257             (4,222,544)       (95,922)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,469,707            (15,465,061)     494,144      2,350,954             (4,131,694)         5,884
--------------- ---------------------- ------------ -------------- ---------------------- --------------
$ 11,249,199          $ (15,481,220)   $ 323,997    $ 2,474,139           $ (4,142,042)     $ (34,269)
=============== ====================== ============ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                            JANUS ASPEN JANUS
                                                                          INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                  2009                   2008         2007
                                                           -------------- ---------------------- ---------
INVESTMENT INCOME:
      Dividends                                               $ 28,575               $ 45,216     $ 48,004
                                                           -------------- ---------------------- ---------
EXPENSES:
      Mortality and expense risk charges                        22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
        Total expenses                                          22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
           Net investment income (loss)                          5,686                 16,320       16,929
                                                           -------------- ---------------------- ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --           --
      Realized gains (losses) on sale of investments           (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
           Net realized gains (losses)                         (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
      Change in unrealized gains (losses) on investments     1,662,317             (3,051,413)     750,675
                                                           -------------- ---------------------- ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,631,116             (3,001,940)     810,944
                                                           -------------- ---------------------- ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,636,802           $ (2,985,620)   $ 827,873
                                                           ============== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          JANUS ASPEN BALANCED                              JANUS ASPEN FORTY
           INVESTMENT DIVISION                            INVESTMENT DIVISION
-------------------------------------------- --------------------------------------------------
     2009                 2008          2007      2009                   2008           2007
--------- ----------------------- ---------- ------------ ---------------------- --------------
 $ 14,836              $ 3,357       $ 1,879      $ 81                   $ 53          $ 676
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
   12,907                2,996         1,623    (2,048)                (2,300)          (384)
--------- ----------------------- ---------- ------------ ---------------------- --------------
   18,519                2,380            --        --                     --             --
      655                1,314           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   19,174                3,694           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   93,262              (21,788)        2,101   310,554               (295,412)        82,907
--------- ----------------------- ---------- ------------ ---------------------- --------------
  112,436              (18,094)        2,848   231,932               (389,348)        89,205
--------- ----------------------- ---------- ------------ ---------------------- --------------
$ 125,343            $ (15,098)      $ 4,471 $ 229,884             $ (391,648)      $ 88,821
========= ======================= ========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                            INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                           ----------------------- ------------------------------------
                                                               2009     2008 (a)        2009                 2008 (a)
                                                           -------- -------------- --------- --------------------------
INVESTMENT INCOME:
      Dividends                                               $ 413        $ --      $ 3,872                   $ 505
                                                           -------- -------------- --------- --------------------------
EXPENSES:
      Mortality and expense risk charges                        355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
        Total expenses                                          355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
           Net investment income (loss)                          58         (44)         415                     428
                                                           -------- -------------- --------- --------------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             3,372          --       26,903                      --
      Realized gains (losses) on sale of investments         23,192        (177)       6,433                     (45)
                                                           -------- -------------- --------- --------------------------
           Net realized gains (losses)                       26,564        (177)      33,336                     (45)
                                                           -------- -------------- --------- --------------------------
      Change in unrealized gains (losses) on investments     37,885     (18,504)     261,473                  (2,160)
                                                           -------- -------------- --------- --------------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       64,449     (18,681)     294,809                  (2,205)
                                                           -------- -------------- --------- --------------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 64,507   $ (18,725)   $ 295,224                $ (1,777)
                                                           ======== ============== ========= ==========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                AIM V.I.
                                                           INTERNATIONAL
             AIM V.I. GLOBAL REAL ESTATE                          GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
              INVESTMENT DIVISION                    INVESTMENT DIVISION                   INVESTMENT DIVISION
---------------------------------------------------- ---------------------- ---------------------------------------------------
      2009                   2008            2007                2009 (b)          2009                   2008             2007
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
      $ --              $ 127,467       $ 166,720                  $ 242      $ 239,754              $ 202,235        $ 176,501
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
    (5,813)               117,347         152,743                    213        211,754                166,480          135,851
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
        --                197,001         397,922                     --        268,234                731,763          365,468
  (698,156)              (258,510)        172,588                     34       (421,623)                 3,883          366,226
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
  (698,156)               (61,509)        570,510                     34       (153,389)               735,646          731,694
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 1,038,943             (1,334,686)       (881,479)                 2,258      2,059,948             (4,855,241)         305,602
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
   340,787             (1,396,195)       (310,969)                 2,292      1,906,559             (4,119,595)       1,037,296
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 $ 334,974           $ (1,278,848)     $ (158,226)               $ 2,505    $ 2,118,313           $ (3,953,115)     $ 1,173,147
============= ====================== =============== ====================== ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                    FTVIPT
                                                                                                                 TEMPLETON
                                                                                                               GLOBAL BOND
                                                             FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES          SECURITIES
                                                                        INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------------- ----------------------
                                                                2009                   2008       2007               2009 (c)
                                                           ------------ ---------------------- ------- ----------------------
INVESTMENT INCOME:
      Dividends                                              $ 7,899               $ 47,911    $21,726                $ --
                                                           ------------ ---------------------- ------- ----------------------
EXPENSES:
      Mortality and expense risk charges                       4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
        Total expenses                                         4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
           Net investment income (loss)                        3,112                 39,464     15,708                  (4)
                                                           ------------ ---------------------- ------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             18,638                 89,758     17,873                  --
      Realized gains (losses) on sale of investments        (456,806)               (11,513)    71,623                   5
                                                           ------------ ---------------------- ------- ----------------------
           Net realized gains (losses)                      (438,168)                78,245     89,496                   5
                                                           ------------ ---------------------- ------- ----------------------
      Change in unrealized gains (losses) on investments     609,659               (759,844)     8,690                 239
                                                           ------------ ---------------------- ------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       171,491               (681,599)    98,186                 244
                                                           ------------ ---------------------- ------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 174,603          $ (642,135)     $113,894               $ 240
                                                           ============ ====================== ======= ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                 FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------------- ---------------------- ----------------------------------------------------
        2009                2008        2007                2009 (b)        2009                       2008         2007
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     $ --                   $ --        $ --                  $ 763     $ 43,475                   $ 24,698     $ 24,439
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     (370)                  (223)       (334)                   692       30,836                     13,305       11,445
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
       --                     --          --                     --          957                     76,672      728,457
   (2,773)                  (414)     13,926                    716     (199,492)                  (319,330)     133,390
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   (2,773)                  (414)     13,926                    716     (198,535)                  (242,658)     861,847
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   45,397                (37,457)     (1,759)                 2,187    1,136,586                 (1,292,698)    (453,602)
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   42,624                (37,871)     12,167                  2,903      938,051                 (1,535,356)     408,245
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
 $ 42,254              $ (38,094)   $ 11,833                $ 3,595    $ 968,887               $ (1,522,051)   $ 419,690
============ ====================== =========== ====================== ============ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                FIDELITY VIP ASSET MANAGER: GROWTH
                                                                        INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                             $ 22,283               $ 22,937       $ 47,327
                                                           ------------ ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
        Total expenses                                         6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
           Net investment income (loss)                       15,866                 17,011         41,848
                                                           ------------ ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              3,095                    910             --
      Realized gains (losses) on sale of investments         (19,280)                 8,025         14,373
                                                           ------------ ---------------------- -----------
           Net realized gains (losses)                       (16,185)                 8,935         14,373
                                                           ------------ ---------------------- -----------
      Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                           ------------ ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       410,994               (523,221)       154,677
                                                           ------------ ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 426,860             $ (506,210)     $ 196,525
                                                           ============ ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
               INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008              2007     2009                          2008        2007
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 10,680                $ 2,038           $ 1,370  $ 4,739                      $ 20,119    $ 21,939
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     10,311                  1,503               873    3,688                        16,347      19,214
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        654                     40                --       --                           931     103,323
      3,233                 13,627             1,728 (392,905)                     (282,918)     17,259
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      3,887                 13,667             1,728 (392,905)                     (281,987)    120,582
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     (1,678)                (8,842)            6,849  405,695                      (292,885)   (137,717)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      2,209                  4,825             8,577   12,790                      (574,872)    (17,135)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 12,520                $ 6,328           $ 9,450 $ 16,478                    $ (558,525)    $ 2,079
============== ====================== ============== =========== ============================= ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  FIDELITY VIP
                                                                   HIGH INCOME     FIDELITY VIP MID CAP
                                                           INVESTMENT DIVISION      INVESTMENT DIVISION
                                                           ---------------------- ------------------------
                                                                      2009 (b)        2009      2008 (a)
                                                           ---------------------- ----------- ------------
INVESTMENT INCOME:
      Dividends                                                        $ 2,882       $ 119         $ 49
                                                           ---------------------- ----------- ------------
EXPENSES:
      Mortality and expense risk charges                                    33         142           35
                                                           ---------------------- ----------- ------------
        Total expenses                                                      33         142           35
                                                           ---------------------- ----------- ------------
           Net investment income (loss)                                  2,849         (23)          14
                                                           ---------------------- ----------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                           --         129           --
      Realized gains (losses) on sale of investments                        11         613          (70)
                                                           ---------------------- ----------- ------------
           Net realized gains (losses)                                      11         742          (70)
                                                           ---------------------- ----------- ------------
      Change in unrealized gains (losses) on investments                  (647)     13,131      (10,714)
                                                           ---------------------- ----------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                                    (636)     13,873      (10,784)
                                                           ---------------------- ----------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                                $ 2,213    $ 13,850    $ (10,770)
                                                           ====================== =========== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
       2009      2008 (a)         2009         2008 (a)      2009           2008 (a)
-------------- ------------- ------------ --------------- ------- --------------------
      $ 529         $ 828     $ 19,275         $ 1,266      $ 624             $ 669
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
        457           802       17,181           1,217        512               652
-------------- ------------- ------------ --------------- ------- --------------------
        190           721       10,109           1,384        329             1,202
     (1,846)         (176)     (11,027)           (106)        38               (88)
-------------- ------------- ------------ --------------- ------- --------------------
     (1,656)          545         (918)          1,278        367             1,114
-------------- ------------- ------------ --------------- ------- --------------------
      3,793        (2,956)     149,817         (11,135)     6,395            (3,051)
-------------- ------------- ------------ --------------- ------- --------------------
      2,137        (2,411)     148,899          (9,857)     6,762            (1,937)
-------------- ------------- ------------ --------------- ------- --------------------
    $ 2,594      $ (1,609)   $ 166,080        $ (8,640)   $ 7,274          $ (1,285)
============== ============= ============ =============== ======= ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           AMERICAN FUNDS GROWTH
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                   2009                     2008            2007
                                                           --------------- ------------------------ ---------------
INVESTMENT INCOME:
      Dividends                                               $ 607,594                $ 916,946       $ 910,466
                                                           --------------- ------------------------ ---------------
EXPENSES:
      Mortality and expense risk charges                        768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
        Total expenses                                          768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
           Net investment income (loss)                        (160,985)                   8,765         (52,702)
                                                           --------------- ------------------------ ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --               12,124,971       7,520,494
      Realized gains (losses) on sale of investments         (1,821,468)                (207,564)        893,765
                                                           --------------- ------------------------ ---------------
           Net realized gains (losses)                       (1,821,468)              11,917,407       8,414,259
                                                           --------------- ------------------------ ---------------
      Change in unrealized gains (losses) on investments     31,985,158              (70,192,654)      3,035,574
                                                           --------------- ------------------------ ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       30,163,690              (58,275,247)     11,449,833
                                                           --------------- ------------------------ ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 30,002,705            $ (58,266,482)   $ 11,397,131
                                                           =============== ======================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME               AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- ----------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
   $ 922,229            $ 1,175,716       $ 1,142,855       $ 125,985                   $ --      $ 1,729,457
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     446,910                616,716           523,110        (246,097)              (466,291)       1,230,864
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
          --              4,335,077         2,332,094              --              7,571,704        4,252,758
    (956,152)              (236,359)          792,717      (2,366,209)              (694,299)       1,739,097
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
    (956,152)             4,098,718         3,124,811      (2,366,209)             6,877,405        5,991,855
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  15,943,649            (34,739,655)       (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  14,987,497            (30,640,937)        2,097,156      20,793,601            (37,367,100)       7,939,871
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
$ 15,434,407          $ (30,024,221)      $ 2,620,266    $ 20,547,504          $ (37,833,391)     $ 9,170,735
=============== ====================== ================= =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        AMERICAN FUNDS BOND
                                                                        INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                2009                   2008         2007
                                                           ------------ ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 116,930              $ 196,489    $ 185,659
                                                           ------------ ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
        Total expenses                                        28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
           Net investment income (loss)                       88,860                168,134      170,600
                                                           ------------ ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  8,541           --
      Realized gains (losses) on sale of investments         (91,981)               (86,900)      13,076
                                                           ------------ ---------------------- ------------
           Net realized gains (losses)                       (91,981)               (78,359)      13,076
                                                           ------------ ---------------------- ------------
      Change in unrealized gains (losses) on investments     381,938               (446,834)    (143,419)
                                                           ------------ ---------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,957               (525,193)    (130,343)
                                                           ------------ ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 378,817             $ (357,059)    $ 40,257
                                                           ============ ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES            MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
    2009             2008 (a)      2009                      2008 (a)          2009                   2008             2007
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
 $ 1,021             $ 1,123    $ 2,005                        $ 745           $ --               $ 10,159         $ 32,087
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     799               1,075      1,740                          709       (115,483)              (121,466)         (87,125)
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     255                  --        505                           --             --              1,828,446          624,268
   1,282                 (88)       619                            1       (381,122)              (329,119)         750,188
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
   1,537                 (88)     1,124                            1       (381,122)             1,499,327        1,374,456
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  19,842             (13,968)    (1,799)                         862      5,596,487             (8,808,387)         843,627
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  21,379             (14,056)      (675)                         863      5,215,365             (7,309,060)       2,218,083
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
$ 22,178           $ (12,981)   $ 1,065                      $ 1,572    $ 5,099,882           $ (7,430,526)     $ 2,130,958
======== ====================== ========== ============================ ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST MFS RESEARCH INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 369,327              $ 256,943        $ 175,461
                                                           -------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
        Total expenses                                          89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
           Net investment income (loss)                        280,264                153,553           72,282
                                                           -------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,302,185        1,709,535
      Realized gains (losses) on sale of investments        (1,024,253)              (411,130)         462,480
                                                           -------------- ---------------------- ----------------
           Net realized gains (losses)                      (1,024,253)               891,055        2,172,015
                                                           -------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     3,897,065             (7,755,181)        (879,168)
                                                           -------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,872,812             (6,864,126)       1,292,847
                                                           -------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,153,076           $ (6,710,573)     $ 1,365,129
                                                           ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
       2009                    2008           2007        2009                   2008           2007
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 2,762,595             $ 1,327,240    $ 1,037,985        $ --            $ 1,349,744           $ --
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
  2,452,300               1,044,114        788,424     (82,504)             1,260,852        (78,918)
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,566,277                 807,479             --          --              2,816,232        297,201
     10,564                 (11,712)        88,836    (600,648)              (702,139)       321,209
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,576,841                 795,767         88,836    (600,648)             2,114,093        618,410
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,911,046              (1,944,451)     1,198,111   5,182,655             (9,308,569)     1,944,863
----------- -------------------------- ----------- -------------- ---------------------- --------------
  3,487,887              (1,148,684)     1,286,947   4,582,007             (7,194,476)     2,563,273
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 5,940,187              $ (104,570)   $ 2,075,371 $ 4,499,503           $ (5,933,624)   $ 2,484,355
=========== ========================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST LORD ABBETT BOND DEBENTURE
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                            $ 1,572,315              $ 901,666    $ 1,117,160
                                                           -------------- ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
        Total expenses                                         180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
           Net investment income (loss)                      1,391,406                741,410        950,684
                                                           -------------- ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                312,735         25,764
      Realized gains (losses) on sale of investments          (126,749)              (153,114)       179,522
                                                           -------------- ---------------------- -----------
           Net realized gains (losses)                        (126,749)               159,621        205,286
                                                           -------------- ---------------------- -----------
      Change in unrealized gains (losses) on investments     5,411,601             (5,045,528)        39,883
                                                           -------------- ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,284,852             (4,885,907)       245,169
                                                           -------------- ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,676,258           $ (4,144,497)   $ 1,195,853
                                                           ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                            MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                               INVESTMENT DIVISION
--------------------------------------------------- --------------------------------------------------
       2009                   2008          2007         2009                   2008           2007
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   $ 51,729               $ 55,298      $ 32,279         $ --                   $ --           $ --
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     19,267                 16,248       (12,219)     (22,254)               (24,205)       (24,194)
-------------- ---------------------- ------------- ------------ ---------------------- --------------
         --                338,409       442,382           --                254,249         37,183
   (283,748)              (302,807)       40,395      (84,509)               (56,467)        80,971
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   (283,748)                35,602       482,777      (84,509)               197,782        118,154
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,519,608             (2,239,073)     (720,263)     919,328             (1,510,157)       135,230
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,235,860             (2,203,471)     (237,486)     834,819             (1,312,375)       253,384
-------------- ---------------------- ------------- ------------ ---------------------- --------------
$ 1,255,127           $ (2,187,223)   $ (249,705)   $ 812,565           $ (1,336,580)     $ 229,190
============== ====================== ============= ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MIST HARRIS OAKMARK INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -----------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                            $ 1,589,352              $ 427,414         $ 234,443
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
        Total expenses                                         170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                      1,418,689                242,385             5,167
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              3,659,339         2,011,612
      Realized gains (losses) on sale of investments        (1,294,657)              (984,052)          713,857
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,294,657)             2,675,287         2,725,469
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     8,897,628            (13,913,907)       (3,512,929)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       7,602,971            (11,238,620)         (787,460)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,021,660          $ (10,996,235)       $ (782,293)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH         MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                              INVESTMENT DIVISION
-------------------------------------------------- ---------------------------------------------------
       2009                   2008         2007         2009                   2008            2007
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    $ 6,856                  $ 943     $ 17,148    $ 104,472               $ 96,064        $ 59,988
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    (40,420)               (56,576)     (50,642)      86,241                 70,536          31,039
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
         --                 54,432      718,994           --                543,774         259,517
   (166,346)               (72,581)     207,519     (261,167)               (71,592)         36,864
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
   (166,346)               (18,149)     926,513     (261,167)               472,182         296,381
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,815,976             (3,076,964)    (747,047)     894,542             (2,888,440)       (147,617)
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,649,630             (3,095,113)     179,466      633,375             (2,416,258)        148,764
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
$ 1,609,210           $ (3,151,689)   $ 128,824    $ 719,616           $ (2,345,722)      $ 179,803
============== ====================== ============ ============ ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST CLARION GLOBAL REAL ESTATE
                                                                          INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                              $ 496,210              $ 332,725         $ 222,388
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
        Total expenses                                         119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                        376,681                192,412            44,687
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,614,459         1,785,543
      Realized gains (losses) on sale of investments        (1,092,248)              (667,437)          745,343
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,092,248)               947,022         2,530,886
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     5,493,585             (9,433,208)       (6,132,457)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       4,401,337             (8,486,186)       (3,601,571)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,778,018           $ (8,293,774)     $ (3,556,884)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MIST VAN KAMPEN MID CAP GROWTH                      MIST LORD ABBETT MID CAP VALUE
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------
       2009                   2008             2007        2009                   2008           2007
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       $ --                  $ 345             $ --     $ 1,893                  $ 197          $ 530
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       (870)                   267              (24)      1,558                   (115)           312
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
         --                  2,390               --          --                  5,229         11,174
      1,780                    (81)              --     (38,897)               (14,654)        (1,133)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
      1,780                  2,309               --     (38,897)                (9,425)        10,041
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     75,648                (17,251)            (570)     57,059                (38,556)       (10,458)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     77,428                (14,942)            (570)     18,162                (47,981)          (417)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
   $ 76,558              $ (14,675)          $ (594)   $ 19,720              $ (48,096)        $ (105)
============== ====================== ================ =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                 MIST THIRD AVENUE SMALL CAP VALUE
                                                                        INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                              $ 3,058                $ 2,384        $ 2,794
                                                           ------------ ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
        Total expenses                                         2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
           Net investment income (loss)                          839                    888          1,338
                                                           ------------ ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              2,838                 21,799         18,350
      Realized gains (losses) on sale of investments         (17,013)               (21,646)         4,229
                                                           ------------ ---------------------- --------------
           Net realized gains (losses)                       (14,175)                   153         22,579
                                                           ------------ ---------------------- --------------
      Change in unrealized gains (losses) on investments     152,916               (119,764)       (41,016)
                                                           ------------ ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       138,741               (119,611)       (18,437)
                                                           ------------ ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 139,580             $ (118,723)     $ (17,099)
                                                           ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST OPPENHEIMER CAPITAL APPRECIATION                             MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                       INVESTMENT DIVISION
--------------------------------------------------------- -----------------------------------------------------
       2009                   2008         2007                  2009                   2008            2007
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
       $ --               $ 40,326               $ 618       $ 60,620               $ 12,937           $ 190
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    (10,277)                30,626              (4,302)        32,368                (20,992)        (54,295)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
         --                295,189              27,608             --                176,346           6,404
   (109,001)              (106,123)              9,182       (273,743)              (135,383)         31,337
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
   (109,001)               189,066              36,790       (273,743)                40,963          37,741
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    558,202               (860,586)             18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    449,201               (671,520)             55,698      1,080,686             (3,067,533)       (333,794)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
  $ 438,924             $ (640,894)           $ 51,396    $ 1,113,054           $ (3,088,525)     $ (388,089)
============== ====================== =================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST SSGA GROWTH ETF
                                                                         INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                2009                    2008    2007
                                                           ------------ ----------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 15,419                 $ 9,041           $ --
                                                           ------------ ----------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
        Total expenses                                         8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
           Net investment income (loss)                        7,006                   4,529         (3,337)
                                                           ------------ ----------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  11,307             --
      Realized gains (losses) on sale of investments         (20,730)                (32,358)        10,329
                                                           ------------ ----------------------- --------------
           Net realized gains (losses)                       (20,730)                (21,051)        10,329
                                                           ------------ ----------------------- --------------
      Change in unrealized gains (losses) on investments     309,775                (210,490)        (2,639)
                                                           ------------ ----------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,045                (231,541)         7,690
                                                           ------------ ----------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 296,051              $ (227,012)       $ 4,353
                                                           ============ ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST SSGA GROWTH AND INCOME ETF                      MIST PIMCO INFLATION PROTECTED BOND
          INVESTMENT DIVISION                                      INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
     2009                2008               2007           2009                   2008               2007
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
 $ 13,156             $ 7,559                $ 1      $ 247,574              $ 129,679            $ 5,472
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,273               4,258             (2,340)       194,864                 95,597              1,791
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
       --               8,201                 15             --                  6,847                 --
    3,801             (45,016)             9,148        (46,474)              (100,879)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    3,801             (36,815)             9,163        (46,474)               (94,032)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  204,020             (94,558)            (2,024)       877,182               (678,454)            50,303
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  207,821            (131,373)             7,139        830,708               (772,486)            54,321
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
$ 214,094          $ (127,115)           $ 4,799    $ 1,025,572             $ (676,889)          $ 56,112
========= ====================== ================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST BLACKROCK LARGE CAP CORE
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- -----------------
                                                                   2009                   2008           2007 (d)
                                                           --------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                             $ 4,180,146            $ 2,475,191              $ --
                                                           --------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                      2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
        Total expenses                                        2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
           Net investment income (loss)                       2,132,876               (317,267)       (2,431,291)
                                                           --------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --             16,168,718                --
      Realized gains (losses) on sale of investments        (10,716,690)            (6,439,384)          181,462
                                                           --------------- ---------------------- -----------------
           Net realized gains (losses)                      (10,716,690)             9,729,334           181,462
                                                           --------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     54,384,062           (169,653,539)        4,642,363
                                                           --------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       43,667,372           (159,924,205)        4,823,825
                                                           --------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 45,800,248          $(160,241,472)      $ 2,392,534
                                                           =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                   MIST AMERICAN FUNDS
                  MIST JANUS FORTY                 MIST DREMAN SMALL CAP VALUE     BALANCED ALLOCATION
               INVESTMENT DIVISION                         INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------------- ------------------------------ -----------------------
       2009                   2008      2007 (d)       2009            2008 (a)       2009     2008 (a)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
       $ --              $ 306,277         $ --         $ 1               $ --        $ --       $ 368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
    (75,162)               249,198       (4,282)       (427)                --          --         368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
         --                132,557           --          --                 --          --           1
   (540,105)              (167,618)      23,570      58,177                (10)        (28)        (91)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
   (540,105)               (35,061)      23,570      58,177                (10)        (28)        (90)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,887,171             (4,523,728)     188,079       2,844                  6      14,667      (1,781)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,347,066             (4,558,789)     211,649      61,021                 (4)     14,639      (1,871)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
$ 3,271,904           $ (4,309,591)   $ 207,367    $ 60,594               $ (4)   $ 14,639    $ (1,503)
============== ====================== ============ =========== ================== =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST AMERICAN FUNDS            MIST AMERICAN FUNDS
                                                             GROWTH ALLOCATION            MODERATE ALLOCATION
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------ ----------------------
                                                               2009    2008 (a)               2009    2008 (a)
                                                           -------- --------------------- -------- -------------
INVESTMENT INCOME:
      Dividends                                                $ --              $ 644        $ --      $ 165
                                                           -------- --------------------- -------- -------------
EXPENSES:
      Mortality and expense risk charges                         --                 --          --         --
                                                           -------- --------------------- -------- -------------
        Total expenses                                           --                 --          --         --
                                                           -------- --------------------- -------- -------------
           Net investment income (loss)                          --                644          --        165
                                                           -------- --------------------- -------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 --          --         --
      Realized gains (losses) on sale of investments          1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
           Net realized gains (losses)                        1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
      Change in unrealized gains (losses) on investments     20,909                (48)     11,101       (130)
                                                           -------- --------------------- -------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       22,207                (36)     11,471       (159)
                                                           -------- --------------------- -------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 22,207              $ 608    $ 11,471        $ 6
                                                           ======== ===================== ======== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
   2009          2008 (a)      2009                 2008 (a)       2009            2008 (a)
------- ------------------- ---------- ----------------------- -------- ---------------------
   $ --            $ 469       $ --                   $ 234        $ --              $ 207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --              469         --                     234          --                207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,507           (2,459)     4,710                  (2,584)     14,572               (146)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,561           (2,522)     4,619                  (2,667)     15,137               (167)
------- ------------------- ---------- ----------------------- -------- ---------------------
$ 9,561         $ (2,053)   $ 4,619                $ (2,433)   $ 15,137               $ 40
======= =================== ========== ======================= ======== =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                                 INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------ ----------------------
                                                                 2009                2008 (a)               2009 (c)
                                                           ------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                                   $ 2                   $ 18                   $ --
                                                           ------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk charges                           --                     --                    580
                                                           ------------- ---------------------- ----------------------
        Total expenses                                             --                     --                    580
                                                           ------------- ---------------------- ----------------------
           Net investment income (loss)                             2                     18                   (580)
                                                           ------------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                  --                     --                     --
      Realized gains (losses) on sale of investments              (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
           Net realized gains (losses)                            (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
      Change in unrealized gains (losses) on investments        3,117                   (322)                48,304
                                                           ------------- ---------------------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                          3,057                   (361)                50,290
                                                           ------------- ---------------------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 3,059                 $ (343)              $ 49,710
                                                           ============= ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               AMERICAN CENTURY VP VISTA                            DELAWARE VIP SMALL CAP VALUE
                     INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------------------------------------------------- --------------------------------------------------
       2009                         2008    2007              2009                   2008            2007
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       $ --                         $ --          $ --     $ 4,242                $ 4,853         $ 1,797
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       (472)                        (285)          (93)      2,698                    195          (2,015)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
         --                        1,116            --          --                 70,050          53,893
    (47,927)                        (912)        1,950    (324,068)              (158,860)            765
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
    (47,927)                         204         1,950    (324,068)               (88,810)         54,658
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     67,433                      (65,328)        4,790     372,833               (269,207)       (146,882)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     19,506                      (65,124)        6,740      48,765               (358,017)        (92,224)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
   $ 19,034                    $ (65,409)      $ 6,647    $ 51,463             $ (357,822)      $ (94,239)
============== ============================ ============= =========== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  DREYFUS VIF INTERNATIONAL VALUE
                                                                       INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                               2009                   2008            2007
                                                           ----------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 10,533               $ 10,713        $ 11,153
                                                           ----------- ---------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
        Total expenses                                        1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
           Net investment income (loss)                       9,269                  8,347           7,908
                                                           ----------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 92,929          99,784
      Realized gains (losses) on sale of investments       (185,176)               (67,586)         23,384
                                                           ----------- ---------------------- ---------------
           Net realized gains (losses)                     (185,176)                25,343         123,168
                                                           ----------- ---------------------- ---------------
      Change in unrealized gains (losses) on investments    238,024               (268,322)       (101,858)
                                                           ----------- ---------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       52,848               (242,979)         21,310
                                                           ----------- ---------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 62,117             $ (234,632)       $ 29,218
                                                           =========== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
               INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ----------------------------------------------------
2009                          2008            2007        2009                   2008              2007
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    $ 5,173               $ 13,616        $ 10,129       $ 724                  $ 447             $ 579
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,747                  7,940           6,291         551                    192                69
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
         --                  2,438         187,441          --                    113            15,009
   (540,331)              (114,620)         15,940     (17,708)               (35,096)             (448)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   (540,331)              (112,182)        203,381     (17,708)               (34,983)           14,561
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    633,578               (486,662)       (272,066)     28,044                   (655)          (37,975)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
     93,247               (598,844)        (68,685)     10,336                (35,638)          (23,414)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   $ 95,994             $ (590,904)      $ (62,394)   $ 10,887              $ (35,446)        $ (23,345)
============== ====================== =============== =========== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MFS VIT HIGH INCOME
                                                                       INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                 2009                 2008          2007
                                                           ----------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 933             $ 1,656        $ 4,038
                                                           ----------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           273                  62            175
                                                           ----------- ---------------------- --------------
        Total expenses                                             273                  62            175
                                                           ----------- ---------------------- --------------
           Net investment income (loss)                            660               1,594          3,863
                                                           ----------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                  --             --
      Realized gains (losses) on sale of investments               326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
           Net realized gains (losses)                             326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        21,466              (1,097)        (3,019)
                                                           ----------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          21,792              (4,202)        (1,502)
                                                           ----------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 22,452            $ (2,608)       $ 2,361
                                                           =========== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                 MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------
       2009                     2008           2007          2009                     2008          2007
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    $ 1,242                    $ 480          $ 796          $ --                     $ --         $ --
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
      1,004                      225            612           (27)                     (11)         (13)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
         --                    4,968          2,587            --                      561          243
    (11,994)                    (670)         2,926         1,560                      (22)          (4)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    (11,994)                   4,298          5,513         1,560                      539          239
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     27,307                  (30,617)        (2,915)        3,314                   (1,817)        (349)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     15,313                  (26,319)         2,598         4,874                   (1,278)        (110)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
   $ 16,317                $ (26,094)       $ 3,210       $ 4,847                 $ (1,289)      $ (123)
============== ======================== ============== ============= ======================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                MFS VIT VALUE
                                                                          INVESTMENT DIVISION
                                                           ----------------------------------------------------
                                                           2009                          2008    2007
                                                           -------------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 803               $ 10,331           $ --
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           257                    302             78
                                                           -------------- ---------------------- --------------
        Total expenses                                             257                    302             78
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                            546                 10,029            (78)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                 42,245             --
      Realized gains (losses) on sale of investments            (1,224)               (23,850)         2,376
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (1,224)                18,395          2,376
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        14,082                (26,364)        (1,846)
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          12,858                 (7,969)           530
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 13,404                $ 2,060          $ 452
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 VAN KAMPEN LIT GOVERNMENT           WELLS FARGO VT TOTAL RETURN BOND
                       INVESTMENT DIVISION                        INVESTMENT DIVISION
---------------------------------------------- -------------------------------------------------
       2009                   2008        2007        2009                2008              2007
-------------- ---------------------- -------- ----------- ---------------------- --------------
    $ 3,817                $ 2,019       $ 863    $ 18,789             $ 7,542           $ 4,429
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
      3,609                  1,876         795      16,897               6,923             4,036
-------------- ---------------------- -------- ----------- ---------------------- --------------
         --                     --          --       2,046                  --                --
       (289)                (1,270)         38       3,173                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
       (289)                (1,270)         38       5,219                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (2,868)                  (983)         35      23,526              (2,943)              726
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (3,157)                (2,253)         73      28,745              (3,475)            1,208
-------------- ---------------------- -------- ----------- ---------------------- --------------
      $ 452                 $ (377)      $ 868    $ 45,642             $ 3,448           $ 5,244
============== ====================== ======== =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                       INVESTMENT DIVISION
                                                           ------------------------------------------
                                                               2009                   2008       2007
                                                           ----------- ------------------- ----------
INVESTMENT INCOME:
      Dividends                                             $ 2,013               $ 46,050   $ 56,709
                                                           ----------- ------------------- ----------
EXPENSES:
      Mortality and expense risk charges                      5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
        Total expenses                                        5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
           Net investment income (loss)                      (3,264)                37,763     51,705
                                                           ----------- ------------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                     --         --
      Realized gains (losses) on sale of investments             --                     --         --
                                                           ----------- ------------------- ----------
           Net realized gains (losses)                           --                     --         --
                                                           ----------- ------------------- ----------
      Change in unrealized gains (losses) on investments         --                     --         --
                                                           ----------- ------------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                           --                     --         --
                                                           ----------- ------------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ (3,264)              $ 37,763   $ 51,705
                                                           =========== =================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          PIONEER VCT         PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
     EMERGING MARKETS       MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT  DIVISION
--------------------- -------------------- -------------------- -------------------- --------------------  -------------------
     2009    2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 5,200       $ --                 $ --                 $ --                 $ 74                 $ --              $ 11,216
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    3,201       (141)                 (34)                 (57)                  68                  (17)                9,485
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
       --         --                   --                   --                   --                   --                32,906
    8,989       (554)                  32                   16                   32                  480                   180
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    8,989       (554)                  32                   16                   32                  480                33,086
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  311,181    (40,541)               2,439                2,984                   95                1,146                 1,601
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  320,170    (41,095)               2,471                3,000                  127                1,626                34,687
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 323,371  $ (41,236)             $ 2,437              $ 2,943                $ 195              $ 1,609  $             44,172
========= =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK DIVERSIFIED
                                                                            INVESTMENT DIVISION
                                                     --------------------------------------------------------------
                                                              2009                         2008             2007
                                                     ---------------- ---------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 10,169,948                  $ 5,620,528      $ 5,593,077
  Net realized gains (losses)                           (4,609,576)                   1,274,596        3,011,483
  Change in unrealized gains (losses) on investments    31,028,944                  (90,018,067)       7,614,036
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  36,589,316                  (83,122,943)      16,218,596
                                                     ---------------- ---------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          32,386,040                   36,312,304       40,003,652
  Net transfers (including fixed account)               (4,711,176)                  (7,645,743)      (6,583,051)
  Policy charges                                       (25,234,205)                 (25,234,783)     (24,846,715)
  Transfers for policy benefits and terminations       (17,354,140)                 (18,838,290)     (21,979,765)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (14,913,481)                 (15,406,512)     (13,405,879)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets              21,675,835                  (98,529,455)       2,812,717
NET ASSETS:
  Beginning of year                                    235,715,981                  334,245,436      331,432,719
                                                     ---------------- ---------------------------- ----------------
  End of year                                        $ 257,391,816                $ 235,715,981    $ 334,245,436
                                                     ================ ============================ ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK AGGRESSIVE GROWTH                                 MSF METLIFE STOCK INDEX
                 INVESTMENT DIVISION                                            INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------------
         2009                   2008               2007             2009                       2008             2007
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
 $ (1,057,460)          $ (1,837,501)      $ (2,172,462)     $ 9,682,465                $ 7,210,587      $ 1,607,854
   (3,328,441)               740,184          1,382,763         (976,772)                24,582,861       22,330,416
   66,805,065           (115,833,611)        44,452,957      112,925,652               (312,125,621)       7,171,409
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   62,419,164           (116,930,928)        43,663,258      121,631,345               (280,332,173)      31,109,679
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   20,361,017             22,493,319         24,166,939       95,757,402                104,846,071      108,420,954
   (3,469,034)            (1,853,857)        (6,084,428)     (18,281,346)               (10,320,663)      (8,388,405)
  (14,222,944)           (14,747,697)       (14,515,068)     (43,260,398)               (45,394,792)     (45,320,834)
  (11,832,605)           (14,745,615)       (15,886,481)     (30,750,386)               (44,256,002)     (45,317,699)
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   (9,163,566)            (8,853,850)       (12,319,038)       3,465,272                  4,874,614        9,394,016
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   53,255,598           (125,784,778)        31,344,220      125,096,617               (275,457,559)      40,503,695
  134,277,037            260,061,815        228,717,595      472,610,929                748,068,488      707,564,793
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
$ 187,532,635          $ 134,277,037      $ 260,061,815    $ 597,707,546              $ 472,610,929    $ 748,068,488
================ ====================== ================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF ARTIO INTERNATIONAL STOCK
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (49,120)           $ 1,319,521         $ 147,518
  Net realized gains (losses)                          (2,053,375)             6,453,740         5,161,819
  Change in unrealized gains (losses) on investments   10,298,349            (39,671,178)        1,044,733
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  8,195,854            (31,897,917)        6,354,070
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,947,335              6,916,925         7,358,066
  Net transfers (including fixed account)              (1,694,751)            (1,195,679)          338,266
  Policy charges                                       (3,532,211)            (3,925,209)       (4,047,380)
  Transfers for policy benefits and terminations       (2,746,693)            (3,608,501)       (4,807,457)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,026,320)            (1,812,464)       (1,158,505)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              6,169,534            (33,710,381)        5,195,565
NET ASSETS:
  Beginning of year                                    38,994,328             72,704,709        67,509,144
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 45,163,862           $ 38,994,328      $ 72,704,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI MID CAP OPPORTUNITIES                        MSF T. ROWE PRICE SMALL CAP GROWTH
                 INVESTMENT DIVISION                                       INVESTMENT DIVISION
---------------------------------------------------------- --------------------------------------------------------
         2009                   2008               2007            2009                   2008              2007
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
    $ 945,817             $ (979,736)      $ (2,156,929)     $ (277,201)            $ (578,209)       $ (695,384)
   (4,289,454)            (1,134,327)        (3,610,711)        468,105             14,184,194         1,678,195
   44,410,868           (152,860,483)        25,889,645      19,138,611            (44,529,670)        6,321,798
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,067,231           (154,974,546)        20,122,005      19,329,515            (30,923,685)        7,304,609
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   27,741,265             31,724,715         35,873,638       7,344,778              8,304,333         9,360,936
   (4,284,700)            (4,453,234)        (7,434,397)     (1,819,482)            (1,832,472)       (3,254,756)
  (13,813,952)           (15,821,684)       (17,322,434)     (4,555,731)            (4,567,009)       (4,451,023)
   (9,523,131)           (14,714,403)       (19,624,632)     (3,780,276)            (4,436,137)       (5,026,325)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
      119,482             (3,264,606)        (8,507,825)     (2,810,711)            (2,531,285)       (3,371,168)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,186,713           (158,239,152)        11,614,180      16,518,804            (33,454,970)        3,933,441
  124,838,700            283,077,852        271,463,672      52,291,217             85,746,187        81,812,746
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
$ 166,025,413          $ 124,838,700      $ 283,077,852    $ 68,810,021           $ 52,291,217      $ 85,746,187
================ ====================== ================== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF OPPENHEIMER GLOBAL EQUITY
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 593,945              $ 579,985         $ 151,331
  Net realized gains (losses)                            (362,452)             1,806,879         1,460,274
  Change in unrealized gains (losses) on investments   11,124,292            (23,254,667)        1,125,527
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 11,355,785            (20,867,803)        2,737,132
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,170,777              4,811,674         5,517,581
  Net transfers (including fixed account)              (1,832,917)            (1,307,371)          265,706
  Policy charges                                       (2,484,658)            (2,551,030)       (2,601,520)
  Transfers for policy benefits and terminations       (1,971,254)            (2,513,495)       (2,790,725)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,118,051)            (1,560,222)          391,042
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              9,237,733            (22,428,025)        3,128,174
NET ASSETS:
  Beginning of year                                    29,644,684             52,072,709        48,944,535
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 38,882,417           $ 29,644,684      $ 52,072,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                      MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
  $ (360,654)             $ 561,336       $ (28,106)      $ 373,237               $ (1,022)       $ (261,148)
    (877,734)             4,618,363       2,998,773      (1,385,415)               465,644         3,913,488
   9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)       (1,796,392)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,255,154            (20,945,027)     (2,908,133)     20,825,959            (39,322,753)        1,855,948
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   7,793,992              9,258,644      10,581,263       9,917,985             12,028,118        13,273,938
  (1,188,905)            (2,421,442)     (1,429,602)     (2,538,823)            (1,512,789)         (503,917)
  (3,789,583)            (4,038,000)     (4,317,588)     (4,785,680)            (5,289,330)       (5,570,345)
  (2,718,079)            (2,767,928)     (4,292,114)     (3,527,386)            (3,842,875)       (4,785,600)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
      97,424                 31,274         541,959        (933,904)             1,383,124         2,414,076
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,352,579            (20,913,753)     (2,366,174)     19,892,055            (37,939,629)        4,270,024
  41,012,912             61,926,665      64,292,839      44,065,744             82,005,373        77,735,349
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 49,365,491           $ 41,012,912    $ 61,926,665    $ 63,957,799           $ 44,065,744      $ 82,005,373
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (70,974)             $ (96,719)       $ (199,231)
  Net realized gains (losses)                            (485,740)             2,565,785         2,082,657
  Change in unrealized gains (losses) on investments   13,392,122            (24,832,884)        2,367,516
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,835,408            (22,363,818)        4,250,942
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,247,409              6,714,567         7,257,794
  Net transfers (including fixed account)                (479,252)              (722,396)       (2,228,506)
  Policy charges                                       (3,146,728)            (3,279,014)       (3,216,395)
  Transfers for policy benefits and terminations       (2,638,815)            (2,458,005)       (2,568,167)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,017,386)               255,152          (755,274)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             11,818,022            (22,108,666)        3,495,668
NET ASSETS:
  Beginning of year                                    30,702,575             52,811,241        49,315,573
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 42,520,597           $ 30,702,575      $ 52,811,241
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                 MSF MORGAN STANLEY EAFE INDEX
                 INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
         2009                   2008             2007            2009                   2008              2007
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
  $ 5,177,513            $ 3,745,554      $ 3,682,982     $ 1,709,359            $ 1,230,251         $ 725,557
      195,723                578,961          192,840        (455,196)             2,898,914         2,259,334
   (1,139,158)               873,489        2,133,669      11,844,795            (35,342,222)        2,980,876
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    4,234,078              5,198,004        6,009,491      13,098,958            (31,213,057)        5,965,767
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
   15,575,764             17,571,072       17,877,600       9,558,645             11,532,998        11,289,849
    5,185,787            (10,724,107)       3,276,682      (1,404,247)             1,253,714         4,399,093
   (8,703,722)            (8,741,597)      (7,537,250)     (4,356,028)            (4,798,345)       (4,672,031)
   (6,465,006)           (11,706,897)      (5,115,587)     (2,974,891)            (3,419,820)       (3,748,512)
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    5,592,822            (13,601,529)       8,501,445         823,479              4,568,547         7,268,399
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    9,826,901             (8,403,525)      14,510,936      13,922,437            (26,644,510)       13,234,166
   96,524,738            104,928,263       90,417,327      44,991,420             71,635,930        58,401,764
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
$ 106,351,639           $ 96,524,738    $ 104,928,263    $ 58,913,857           $ 44,991,420      $ 71,635,930
================ ====================== ================ =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF RUSSELL 2000 INDEX
                                                                        INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                             2009                      2008            2007
                                                     --------------- ------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 494,140                 $ 223,659        $ 50,303
  Net realized gains (losses)                              70,119                 1,982,185       5,503,433
  Change in unrealized gains (losses) on investments    9,093,620               (21,357,274)     (6,890,836)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,657,879               (19,151,430)     (1,337,100)
                                                     --------------- ------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,872,994                 7,965,817       8,728,900
  Net transfers (including fixed account)                (966,184)               (1,376,858)        182,391
  Policy charges                                       (3,197,900)               (3,405,238)     (3,451,476)
  Transfers for policy benefits and terminations       (2,569,871)               (2,830,521)     (3,167,104)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           139,039                   353,200       2,292,711
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets              9,796,918               (18,798,230)        955,611
NET ASSETS:
  Beginning of year                                    37,446,370                56,244,600      55,288,989
                                                     --------------- ------------------------- ---------------
  End of year                                        $ 47,243,288              $ 37,446,370    $ 56,244,600
                                                     =============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF JENNISON GROWTH                                 MSF BLACKROCK STRATEGIC VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------------
        2009                   2008            2007            2009                   2008               2007
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   $ (75,210)             $ 209,436       $ (64,681)      $ 150,638             $ (263,415)        $ (601,992)
    (140,559)             1,100,787         743,825      (2,703,187)             6,156,715         12,982,944
   4,015,386             (7,064,823)        832,560      10,045,644            (44,228,185)       (16,875,056)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,799,617             (5,754,600)      1,511,704       7,493,095            (38,334,885)        (4,494,104)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   1,719,206              1,982,892       2,217,875      11,539,415             13,840,463         15,755,463
    (143,027)              (361,588)       (414,141)     (1,847,368)            (4,686,927)        (2,527,871)
    (963,364)              (951,173)       (905,170)     (5,408,103)            (6,294,459)        (6,814,895)
    (752,854)              (843,478)       (767,811)     (4,050,199)            (5,526,338)        (6,624,745)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
    (140,039)              (173,347)        130,753         233,745             (2,667,261)          (212,048)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,659,578             (5,927,947)      1,642,457       7,726,840            (41,002,146)        (4,706,152)
   9,813,769             15,741,716      14,099,259      59,706,219            100,708,365        105,414,517
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
$ 13,473,347            $ 9,813,769    $ 15,741,716    $ 67,433,059           $ 59,706,219      $ 100,708,365
=============== ====================== =============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MID CAP STOCK INDEX
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 436,208              $ 324,526         $ (53,618)
  Net realized gains (losses)                             308,329              4,777,346         3,703,948
  Change in unrealized gains (losses) on investments   13,600,526            (28,232,883)          158,945
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 14,345,063            (23,131,011)        3,809,275
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,322,995              9,503,166        10,058,472
  Net transfers (including fixed account)              (1,733,152)               922,808         1,446,934
  Policy charges                                       (3,929,463)            (4,174,112)       (4,088,802)
  Transfers for policy benefits and terminations       (4,046,727)            (6,346,919)       (3,356,812)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,386,348)               (95,057)        4,059,792
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             12,958,716            (23,226,068)        7,869,067
NET ASSETS:
  Beginning of year                                    40,733,135             63,959,203        56,090,136
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 53,691,851           $ 40,733,135      $ 63,959,203
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                           MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------------
       2009                   2008             2007            2009                   2008             2007
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  $ (39,304)             $ (48,690)       $ (60,634)       $ 73,451               $ (2,759)        $ 13,846
   (219,528)               462,091          725,945        (513,587)                (9,263)         761,534
  1,519,136             (3,371,627)        (436,173)      1,615,283             (4,899,187)        (536,165)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,260,304             (2,958,226)         229,138       1,175,147             (4,911,209)         239,215
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    988,520              1,143,026        1,295,669       2,432,547              2,920,669        2,853,366
   (173,065)              (232,983)         (34,464)         29,524                905,258        1,496,583
   (408,126)              (445,177)        (461,653)       (969,741)            (1,106,269)        (997,837)
   (281,193)              (339,761)        (356,935)       (514,960)              (512,125)        (713,538)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    126,136                125,105          442,617         977,370              2,207,533        2,638,574
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,386,440             (2,833,121)         671,755       2,152,517             (2,703,676)       2,877,789
  4,206,928              7,040,049        6,368,294       9,571,372             12,275,048        9,397,259
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 5,593,368            $ 4,206,928      $ 7,040,049    $ 11,723,889            $ 9,571,372     $ 12,275,048
============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF DAVIS VENTURE VALUE
                                                                         INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                             2009                       2008            2007
                                                     --------------- -------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 312,737                  $ 252,624       $ (49,271)
  Net realized gains (losses)                            (723,952)                   284,552         581,875
  Change in unrealized gains (losses) on investments   12,907,686                (24,908,606)      1,282,046
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,496,471                (24,371,430)      1,814,650
                                                     --------------- -------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,217,297                 10,613,485      10,865,750
  Net transfers (including fixed account)                (601,386)                   154,312       3,012,023
  Policy charges                                       (4,013,443)                (4,201,518)     (4,001,496)
  Transfers for policy benefits and terminations       (2,327,459)                (2,743,331)     (3,000,396)
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         2,275,010                  3,822,948       6,875,881
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets             14,771,480                (20,548,482)      8,690,531
NET ASSETS:
  Beginning of year                                    38,001,762                 58,550,244      49,859,713
                                                     --------------- -------------------------- ---------------
  End of year                                        $ 52,773,242               $ 38,001,762    $ 58,550,244
                                                     =============== ========================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MSF LOOMIS SAYLES SMALL CAP CORE                   MSF BLACKROCK LEGACY LARGE CAP GROWTH
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- ------------------------------------------------------
        2009                   2008              2007           2009                   2008             2007
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   $ (66,505)            $ (116,679)       $ (113,405)      $ (5,579)             $ (18,267)       $ (19,922)
    (439,969)             2,006,144         1,801,940       (146,284)              (120,478)          64,255
   3,809,050             (7,889,493)         (305,465)     1,684,656             (1,924,420)         437,029
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,302,576             (6,000,028)        1,383,070      1,532,793             (2,063,165)         481,362
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   2,435,828              2,662,737         2,609,684      1,097,152              1,197,008          860,589
    (114,204)               421,215         1,184,072        217,819              1,571,610          621,856
  (1,044,037)            (1,093,210)         (976,939)      (460,694)              (466,831)        (303,215)
    (789,008)              (727,927)         (762,075)      (223,463)              (276,284)        (105,375)
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
     488,579              1,262,815         2,054,742        630,814              2,025,503        1,073,855
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,791,155             (4,737,213)        3,437,812      2,163,607                (37,662)       1,555,217
  11,034,259             15,771,472        12,333,660      3,786,888              3,824,550        2,269,333
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
$ 14,825,414           $ 11,034,259      $ 15,771,472    $ 5,950,495            $ 3,786,888      $ 3,824,550
=============== ====================== ================= ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK BOND INCOME
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 5,080,494            $ 3,846,123       $ 2,245,950
  Net realized gains (losses)                            (553,787)              (261,951)           86,411
  Change in unrealized gains (losses) on investments    2,142,811             (7,357,146)        2,574,419
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,669,518             (3,772,974)        4,906,780
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,587,028             10,790,630        12,386,608
  Net transfers (including fixed account)              (2,591,044)            (3,035,916)       (1,778,536)
  Policy charges                                       (7,385,796)            (7,121,758)       (6,382,704)
  Transfers for policy benefits and terminations       (5,845,823)            (7,310,990)       (9,006,967)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (6,235,635)            (6,678,034)       (4,781,599)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets                433,883            (10,451,008)          125,181
NET ASSETS:
  Beginning of year                                    81,985,350             92,436,358        92,311,177
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 82,419,233           $ 81,985,350      $ 92,436,358
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI VALUE LEADERS                                MSF MET/ARTISAN MID CAP VALUE
                INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- ---------------------------------------------------------
       2009                    2008           2007            2009                   2008               2007
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
   $ 90,114                $ 62,174        $ 3,233        $ 94,579             $ (210,128)        $ (184,504)
   (259,906)                411,042        675,004      (2,074,439)             4,346,340          8,147,137
  1,128,894              (3,184,937)      (503,196)     14,134,862            (29,274,257)       (12,430,441)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    959,102              (2,711,721)       175,041      12,155,002            (25,138,045)        (4,467,808)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,137,076               1,366,282      1,529,707       7,222,155              8,854,520         10,174,883
   (112,167)               (339,700)       104,032      (2,763,216)            (1,996,000)        (2,660,752)
   (473,372)               (540,376)      (556,747)     (3,172,696)            (3,462,919)        (4,002,257)
   (254,916)               (291,811)      (288,167)     (2,344,946)            (2,411,660)        (3,090,850)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    296,621                 194,395        788,825      (1,058,703)               983,941            421,024
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,255,723              (2,517,326)       963,866      11,096,299            (24,154,104)        (4,046,784)
  4,225,438               6,742,764      5,778,898      29,975,616             54,129,720         58,176,504
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
$ 5,481,161             $ 4,225,438    $ 6,742,764    $ 41,071,915           $ 29,975,616       $ 54,129,720
============== ======================= ============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------------------------
                                                             2009                   2008                  2007
                                                     --------------- ---------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,027,387              $ 570,564             $ 315,401
  Net realized gains (losses)                             382,268               (105,443)               44,985
  Change in unrealized gains (losses) on investments    3,433,572             (3,452,504)              187,688
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,843,227             (2,987,383)              548,074
                                                     --------------- ---------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,046,053              3,632,344             3,898,365
  Net transfers (including fixed account)                  35,565               (873,301)              466,692
  Policy charges                                       (1,611,112)            (1,570,638)           (1,437,856)
  Transfers for policy benefits and terminations       (1,198,113)            (1,108,566)             (905,402)
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           272,393                 79,839             2,021,799
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets              5,115,620             (2,907,544)            2,569,873
NET ASSETS:
  Beginning of year                                    15,464,462             18,372,006            15,802,133
                                                     --------------- ---------------------- ---------------------
  End of year                                        $ 20,580,082           $ 15,464,462          $ 18,372,006
                                                     =============== ====================== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT                    MSF BLACKROCK MONEY MARKET
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ --------------------------------------------------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   $ 583,308              $ 545,979       $ 274,009       $ (11,349)           $ 1,496,178       $ 2,722,729
     (89,029)               (26,281)            988              --                     --                --
      44,105               (712,221)        246,140              --                     --                --
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     538,384               (192,523)        521,137         (11,349)             1,496,178         2,722,729
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   2,652,804              3,041,844       3,196,989       8,264,492              7,147,517         5,145,397
   3,368,164               (439,337)         65,805     (31,859,828)            (3,230,345)          (71,102)
  (1,485,448)            (1,426,939)     (1,262,963)     (1,914,003)            (1,791,374)       (3,180,663)
  (4,351,515)            (1,143,545)       (773,977)     (2,515,809)            (3,755,019)         (547,125)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     184,006                 32,023       1,225,854     (28,025,148)            (1,629,221)        1,346,507
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     722,389               (160,500)      1,746,991     (28,036,497)              (133,043)        4,069,236
  15,636,881             15,797,381      14,050,390      63,265,014             63,398,057        59,328,821
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 16,359,270           $ 15,636,881    $ 15,797,381    $ 35,228,518           $ 63,265,014      $ 63,398,057
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MSF MFS TOTAL RETURN
                                                                     INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                    2008           2007
                                                     -------------- ----------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 179,213               $ 147,927       $ 53,260
  Net realized gains (losses)                           (173,243)                299,566        167,623
  Change in unrealized gains (losses) on investments     937,515              (1,824,737)      (104,370)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   943,485              (1,377,244)       116,513
                                                     -------------- ----------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,270,198               1,252,582      1,181,286
  Net transfers (including fixed account)                999,337                 209,612      1,133,382
  Policy charges                                        (577,409)               (544,548)      (457,695)
  Transfers for policy benefits and terminations        (362,991)               (228,375)      (205,897)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,329,135                 689,271      1,651,076
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets             2,272,620                (687,973)     1,767,589
NET ASSETS:
  Beginning of year                                    4,861,537               5,549,510      3,781,921
                                                     -------------- ----------------------- --------------
  End of year                                        $ 7,134,157             $ 4,861,537    $ 5,549,510
                                                     ============== ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE CONSERVATIVE ALLOCATION              MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------------------------------------------------------------
       2009                   2008           2007           2009                   2008           2007
-------------- ---------------------- -------------- -------------- ---------------------- --------------
   $ 42,263               $ 10,090       $ (5,884)      $ 97,885               $ 15,426      $ (21,161)
      5,727               (144,954)        24,396        (68,146)                (9,779)        29,950
    276,504               (182,260)        12,074        828,280               (847,823)        79,599
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    324,494               (317,124)        30,586        858,019               (842,176)        88,388
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    374,777                277,237        157,209      1,081,983              1,068,633        793,665
    493,401                917,176        218,409        990,434                821,833        772,317
   (222,010)              (193,582)       (89,575)      (588,201)              (557,733)      (367,535)
   (132,555)              (117,612)       (24,846)      (298,169)              (249,480)      (193,487)
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    513,613                883,219        261,197      1,186,047              1,083,253      1,004,960
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    838,107                566,095        291,783      2,044,066                241,077      1,093,348
  1,350,130                784,035        492,252      3,218,477              2,977,400      1,884,052
-------------- ---------------------- -------------- -------------- ---------------------- --------------
$ 2,188,237            $ 1,350,130      $ 784,035    $ 5,262,543            $ 3,218,477    $ 2,977,400
============== ====================== ============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MODERATE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 506,612               $ 37,558         $ (97,780)
  Net realized gains (losses)                              (2,887)              (190,034)          188,933
  Change in unrealized gains (losses) on investments    5,007,760             (6,087,839)          262,197
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  5,511,485             (6,240,315)          353,350
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,448,156              6,618,762         4,870,486
  Net transfers (including fixed account)               2,562,902              3,791,639         6,540,248
  Policy charges                                       (2,812,947)            (2,810,307)       (1,921,467)
  Transfers for policy benefits and terminations       (1,454,530)            (1,220,615)         (852,946)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         4,743,580              6,379,479         8,636,321
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             10,255,066                139,164         8,989,671
NET ASSETS:
  Beginning of year                                    18,535,109             18,395,945         9,406,274
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 28,790,175           $ 18,535,109      $ 18,395,945
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION             MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
        2009                   2008            2007            2009                   2008             2007
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   $ 779,492              $ (16,159)     $ (170,147)      $ 123,185              $ (10,348)       $ (40,153)
    (133,216)               175,501         122,439        (317,303)                90,850          101,806
  10,602,923            (15,640,562)        371,705       2,668,257             (4,222,544)         (95,922)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  11,249,199            (15,481,220)        323,997       2,474,139             (4,142,042)         (34,269)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  16,058,041             18,467,427      11,490,456       3,280,605              3,819,292        2,720,243
    (778,406)             5,509,124      12,371,719        (255,947)               697,397        3,811,580
  (5,739,610)            (6,415,360)     (3,994,239)     (1,143,655)            (1,345,001)        (899,415)
  (2,211,947)            (1,143,926)     (1,174,499)       (607,225)              (323,045)        (341,600)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   7,328,078             16,417,265      18,693,437       1,273,778              2,848,643        5,290,808
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  18,577,277                936,045      19,017,434       3,747,917             (1,293,399)       5,256,539
  33,871,944             32,935,899      13,918,465       6,897,699              8,191,098        2,934,559
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
$ 52,449,221           $ 33,871,944    $ 32,935,899    $ 10,645,616            $ 6,897,699      $ 8,191,098
=============== ====================== =============== =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      JANUS ASPEN JANUS
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 5,686               $ 16,320       $ 16,929
  Net realized gains (losses)                            (31,201)                49,473         60,269
  Change in unrealized gains (losses) on investments   1,662,317             (3,051,413)       750,675
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,636,802             (2,985,620)       827,873
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           658,401                663,301        704,439
  Net transfers (including fixed account)                  8,858                122,598         57,292
  Policy charges                                        (310,790)              (245,583)      (191,669)
  Transfers for policy benefits and terminations          (1,693)              (135,708)        20,341
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          354,776                404,608        590,403
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,991,578             (2,581,012)     1,418,276
NET ASSETS:
  Beginning of year                                    4,638,873              7,219,885      5,801,609
                                                     -------------- ---------------------- --------------
  End of year                                        $ 6,630,451            $ 4,638,873    $ 7,219,885
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               JANUS ASPEN BALANCED                                  JANUS ASPEN FORTY
                INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ------------------------------------------------
       2009                    2008           2007         2009                   2008         2007
-------------- ----------------------- -------------- ------------ ---------------------- ------------
   $ 12,907                 $ 2,996        $ 1,623     $ (2,048)              $ (2,300)      $ (384)
     19,174                   3,694            747      (78,622)               (93,936)       6,298
     93,262                 (21,788)         2,101      310,554               (295,412)      82,907
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    125,343                 (15,098)         4,471      229,884               (391,648)      88,821
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    116,443                  43,848         34,534      165,769                 22,794      216,674
  1,020,529                 144,876         41,177      209,535                641,922      107,905
    (15,717)                 (4,348)        (3,275)     (23,392)               (14,473)      (5,310)
     (2,543)                 (2,904)           817     (106,150)              (302,227)        (525)
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,118,712                 181,472         73,253      245,762                348,016      318,744
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,244,055                 166,374         77,724      475,646                (43,632)     407,565
    246,409                  80,035          2,311      475,295                518,927      111,362
-------------- ----------------------- -------------- ------------ ---------------------- ------------
$ 1,490,464               $ 246,409       $ 80,035    $ 950,941              $ 475,295    $ 518,927
============== ======================= ============== ============ ====================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                      INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                     ----------------------- ------------------------------------
                                                         2009     2008 (a)          2009               2008 (a)
                                                     ----------- ----------- -------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 58       $ (44)         $ 415                 $ 428
  Net realized gains (losses)                          26,564        (177)        33,336                   (45)
  Change in unrealized gains (losses) on investments   37,885     (18,504)       261,473                (2,160)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                 64,507     (18,725)       295,224                (1,777)
                                                     ----------- ----------- -------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,283          38        170,474                42,634
  Net transfers (including fixed account)              11,467      45,738        820,843               114,248
  Policy charges                                       (3,624)       (400)       (22,353)                 (649)
  Transfers for policy benefits and terminations      (25,524)       (667)       (11,826)               (4,069)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (8,398)     44,709        957,138               152,164
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets             56,109      25,984      1,252,362               150,387
NET ASSETS:
  Beginning of year                                    25,984          --        150,387                    --
                                                     ----------- ----------- -------------- ---------------------
  End of year                                        $ 82,093    $ 25,984    $ 1,402,749             $ 150,387
                                                     =========== =========== ============== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                  AIM V.I.
                                                             INTERNATIONAL
              AIM V.I. GLOBAL REAL ESTATE                           GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
               INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------- -----------------------------------------------------
       2009                   2008             2007                2009 (b)          2009                   2008             2007
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   $ (5,813)             $ 117,347        $ 152,743                  $ 213      $ 211,754              $ 166,480        $ 135,851
   (698,156)               (61,509)         570,510                     34       (153,389)               735,646          731,694
  1,038,943             (1,334,686)        (881,479)                 2,258      2,059,948             (4,855,241)         305,602
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    334,974             (1,278,848)        (158,226)                 2,505      2,118,313             (3,953,115)       1,173,147
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    143,426                125,102          118,444                     --        807,327                773,781        1,046,007
   (367,827)                28,052          155,185                 16,392       (284,673)               350,298          (11,614)
    (55,212)               (71,189)         (75,484)                  (495)      (372,860)              (323,164)        (294,839)
     (3,924)                80,702         (231,266)                   (42)      (189,134)              (355,256)        (115,394)
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   (283,537)               162,667          (33,121)                15,855        (39,340)               445,659          624,160
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
     51,437             (1,116,181)        (191,347)                18,360      2,078,973             (3,507,456)       1,797,307
  1,455,085              2,571,266        2,762,613                     --      5,856,168              9,363,624        7,566,317
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
$ 1,506,522            $ 1,455,085      $ 2,571,266               $ 18,360    $ 7,935,141            $ 5,856,168      $ 9,363,624
============== ====================== ================ ====================== ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                      FTVIPT
                                                                                                                   TEMPLETON
                                                                                                                 GLOBAL BOND
                                                            FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES             SECURITIES
                                                                   INVESTMENT DIVISION                   INVESTMENT DIVISION
                                                     --------------------------------------------------- ----------------------
                                                           2009                   2008           2007                2009 (c)
                                                     ------------- ---------------------- -------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 3,112               $ 39,464       $ 15,708                   $ (4)
  Net realized gains (losses)                          (438,168)                78,245         89,496                      5
  Change in unrealized gains (losses) on investments    609,659               (759,844)         8,690                    239
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                  174,603               (642,135)       113,894                    240
                                                     ------------- ---------------------- -------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          291,315                407,392        388,710                     --
  Net transfers (including fixed account)            (1,354,085)               463,793        341,064                  3,614
  Policy charges                                        (31,930)               (44,076)       (29,330)                  (140)
  Transfers for policy benefits and terminations        (32,906)               (55,518)        (7,385)                   (10)
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                      (1,127,606)               771,591        693,059                  3,464
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets             (953,003)               129,456        806,953                  3,704
NET ASSETS:
  Beginning of year                                   1,835,518              1,706,062        899,109                     --
                                                     ------------- ---------------------- -------------- ----------------------
  End of year                                         $ 882,515            $ 1,835,518    $ 1,706,062                $ 3,704
                                                     ============= ====================== ============== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                   FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                       INVESTMENT DIVISION
----------------------------------------------- ---------------------- --------------------------------------------------------
     2009                   2008        2007                2009 (b)          2009                       2008           2007
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   $ (370)                $ (223)     $ (334)                 $ 692       $ 30,836                   $ 13,305       $ 11,445
   (2,773)                  (414)     13,926                    716       (198,535)                  (242,658)       861,847
   45,397                (37,457)     (1,759)                 2,187      1,136,586                 (1,292,698)      (453,602)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   42,254                (38,094)     11,833                  3,595        968,887                 (1,522,051)       419,690
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   21,200                  5,432       8,465                 13,019        431,847                    540,486        608,723
   29,509                 30,492      (9,577)                23,126        898,388                    269,458        115,952
   (2,499)                  (913)     (2,740)                  (590)       (99,153)                   (91,935)      (106,944)
  (10,407)                  (567)    (17,975)               (10,842)      (139,114)                  (170,946)      (226,422)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   37,803                 34,444     (21,827)                24,713      1,091,968                    547,063        391,309
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   80,057                 (3,650)     (9,994)                28,308      2,060,855                   (974,988)       810,999
   49,447                 53,097      63,091                     --      1,927,330                  2,902,318      2,091,319
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
$ 129,504               $ 49,447    $ 53,097               $ 28,308    $ 3,988,185                $ 1,927,330    $ 2,902,318
============ ====================== =========== ====================== ============== ========================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                    INVESTMENT DIVISION
                                                     -------------- ---------------------- -------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 15,866               $ 17,011       $ 41,848
  Net realized gains (losses)                            (16,185)                 8,935         14,373
  Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   426,860               (506,210)       196,525
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           240,196                167,675        166,685
  Net transfers (including fixed account)                256,106                 79,494         19,124
  Policy charges                                         (64,669)               (45,464)       (37,503)
  Transfers for policy benefits and terminations         (44,925)               (46,018)       (43,517)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          386,708                155,687        104,789
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               813,568               (350,523)       301,314
NET ASSETS:
  Beginning of year                                      908,867              1,259,390        958,076
                                                     -------------- ---------------------- -------------
  End of year                                        $ 1,722,435              $ 908,867    $ 1,259,390
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
             INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------ ---------------------- ------------- ------------ ----------------------------- --------------
     2009                   2008          2007         2009                          2008           2007
------------ ---------------------- ------------- ------------ ----------------------------- --------------
 $ 10,311                $ 1,503         $ 873      $ 3,688                      $ 16,347       $ 19,214
    3,887                 13,667         1,728     (392,905)                     (281,987)       120,582
   (1,678)                (8,842)        6,849      405,695                      (292,885)      (137,717)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
   12,520                  6,328         9,450       16,478                      (558,525)         2,079
------------ ---------------------- ------------- ------------ ----------------------------- --------------
    4,336                  5,021        13,197       60,293                       140,670        252,674
  183,821               (563,563)      806,070     (169,930)                      350,624        593,876
   (4,482)                (5,850)       (4,182)     (10,922)                      (27,027)       (17,750)
   (5,946)              (250,607)       (9,141)    (227,954)                     (544,605)       (47,391)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  177,729               (814,999)      805,944     (348,513)                      (80,338)       781,409
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  190,249               (808,671)      815,394     (332,035)                     (638,863)       783,488
   43,701                852,372        36,978      577,801                     1,216,664        433,176
------------ ---------------------- ------------- ------------ ----------------------------- --------------
$ 233,950               $ 43,701      $852,372    $ 245,766                     $ 577,801    $ 1,216,664
============ ====================== ============= ============ ============================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP
                                                             HIGH INCOME     FIDELITY VIP MID CAP
                                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                                     ---------------------- ------------------------
                                                                 2009 (b)        2009     2008 (a)
                                                     ---------------------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                   $ 2,849        $ (23)       $ 14
  Net realized gains (losses)                                         11          742         (70)
  Change in unrealized gains (losses) on investments                (647)      13,131     (10,714)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from operations                                             2,213       13,850     (10,770)
                                                     ---------------------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                    16,782        3,949          --
  Net transfers (including fixed account)                         22,156      192,734      43,089
  Policy charges                                                    (236)        (835)       (179)
  Transfers for policy benefits and terminations                      --      (25,654)       (315)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                                   38,702      170,194      42,595
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets                        40,915      184,044      31,825
NET ASSETS:
  Beginning of year                                                   --       31,825          --
                                                     ---------------------- ------------ -----------
  End of year                                                   $ 40,915    $ 215,869    $ 31,825
                                                     ====================== ============ ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
2009              2008 (a)        2009         2008 (a)       2009          2008 (a)
-------------- ------------- ------------ --------------- ----------- ----------------
      $ 457         $ 802     $ 17,181         $ 1,217       $ 512            $ 652
     (1,656)          545         (918)          1,278         367            1,114
      3,793        (2,956)     149,817         (11,135)      6,395           (3,051)
-------------- ------------- ------------ --------------- ----------- ----------------
      2,594        (1,609)     166,080          (8,640)      7,274           (1,285)
-------------- ------------- ------------ --------------- ----------- ----------------
      1,353           339        2,536             344       1,286              109
    (12,215)       26,580      449,027          46,772       2,573           22,132
         --            --       (5,925)           (315)        (28)              --
       (753)       (1,741)        (928)           (440)       (754)             431
-------------- ------------- ------------ --------------- ----------- ----------------
    (11,615)       25,178      444,710          46,361       3,077           22,672
-------------- ------------- ------------ --------------- ----------- ----------------
     (9,021)       23,569      610,790          37,721      10,351           21,387
     23,569            --       37,721              --      21,387               --
-------------- ------------- ------------ --------------- ----------- ----------------
   $ 14,548      $ 23,569    $ 648,511        $ 37,721    $ 31,738         $ 21,387
============== ============= ============ =============== =========== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      AMERICAN FUNDS GROWTH
                                                                        INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                              2009                     2008             2007
                                                     ---------------- ------------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (160,985)                 $ 8,765        $ (52,702)
  Net realized gains (losses)                           (1,821,468)              11,917,407        8,414,259
  Change in unrealized gains (losses) on investments    31,985,158              (70,192,654)       3,035,574
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  30,002,705              (58,266,482)      11,397,131
                                                     ---------------- ------------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          18,769,815               22,132,573       21,780,214
  Net transfers (including fixed account)               (2,195,305)               5,909,829        5,478,471
  Policy charges                                        (8,384,980)              (9,064,293)      (8,331,204)
  Transfers for policy benefits and terminations        (5,510,035)              (5,469,352)      (6,086,335)
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          2,679,495               13,508,757       12,841,146
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets              32,682,200              (44,757,725)      24,238,277
NET ASSETS:
  Beginning of year                                     76,515,292              121,273,017       97,034,740
                                                     ---------------- ------------------------ ----------------
  End of year                                        $ 109,197,492             $ 76,515,292    $ 121,273,017
                                                     ================ ======================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------- -------------------------------------------------------
        2009                   2008             2007            2009                   2008             2007
--------------- ----------------------    ------------- --------------- ---------------------- ----------------
   $ 446,910              $ 616,716        $ 523,110      $ (246,097)            $ (466,291)      $1,230,864
    (956,152)             4,098,718        3,124,811      (2,366,209)             6,877,405        5,991,855
  15,943,649            (34,739,655)      (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  15,434,407            (30,024,221)       2,620,266      20,547,504            (37,833,391)       9,170,735
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  11,825,982             13,919,840       14,383,389       9,330,898             11,097,448       10,006,735
  (1,377,002)              (337,648)       4,796,374      (1,354,960)                87,246       11,624,893
  (5,387,634)            (5,766,937)      (5,606,686)     (3,968,778)            (4,406,590)      (3,980,217)
  (3,569,007)            (3,550,594)      (4,721,206)     (2,381,130)            (2,679,242)      (2,849,609)
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
   1,492,340              4,264,661        8,851,871       1,626,030              4,098,862       14,801,802
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  16,926,746            (25,759,560)      11,472,137      22,173,534            (33,734,529)      23,972,537
  49,610,668             75,370,228       63,898,091      33,880,750             67,615,279       43,642,742
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 66,537,414           $ 49,610,668      $75,370,228    $ 56,054,284           $ 33,880,750      $67,615,279
=============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    AMERICAN FUNDS BOND
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 88,860              $ 168,134      $ 170,600
  Net realized gains (losses)                            (91,981)               (78,359)        13,076
  Change in unrealized gains (losses) on investments     381,938               (446,834)      (143,419)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   378,817               (357,059)        40,257
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           777,097                813,635        628,735
  Net transfers (including fixed account)                (59,617)                63,592      2,131,106
  Policy charges                                        (371,335)              (377,262)      (207,007)
  Transfers for policy benefits and terminations        (107,448)              (182,193)       (54,852)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          238,697                317,772      2,497,982
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets               617,514                (39,287)     2,538,239
NET ASSETS:
  Beginning of year                                    3,143,128              3,182,415        644,176
                                                     -------------- ---------------------- --------------
  End of year                                        $ 3,760,642            $ 3,143,128    $ 3,182,415
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                      MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
     2009            2008 (a)       2009                     2008 (a)           2009                   2008            2007
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
    $ 799            $ 1,075     $ 1,740                       $ 709      $ (115,483)            $ (121,466)      $ (87,125)
    1,537                (88)      1,124                           1        (381,122)             1,499,327       1,374,456
   19,842            (13,968)     (1,799)                        862       5,596,487             (8,808,387)        843,627
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,178            (12,981)      1,065                       1,572       5,099,882             (7,430,526)      2,130,958
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,210                 --      43,406                          --       2,540,664              3,106,587       2,924,293
  416,930             57,452      40,706                      33,514         (25,606)               478,281       2,016,463
   (1,457)              (246)     (8,355)                       (181)     (1,208,476)            (1,260,749)     (1,027,788)
  (38,651)               (91)    (21,474)                        (22)       (796,500)            (1,115,075)     (1,061,019)
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  399,032             57,115      54,283                      33,311         510,083              1,209,044       2,851,949
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  421,210             44,134      55,348                      34,883       5,609,964             (6,221,482)      4,982,907
   44,134                 --      34,883                          --      11,162,717             17,384,199      12,401,292
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
$ 465,344           $ 44,134    $ 90,231                    $ 34,883    $ 16,772,681           $ 11,162,717    $ 17,384,199
============ ================== =========== =========================== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 280,264              $ 153,553         $ 72,282
  Net realized gains (losses)                          (1,024,253)               891,055        2,172,015
  Change in unrealized gains (losses) on investments    3,897,065             (7,755,181)        (879,168)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,153,076             (6,710,573)       1,365,129
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,210,375              2,439,035        2,129,890
  Net transfers (including fixed account)                (550,815)             2,279,426        2,358,045
  Policy charges                                         (902,498)              (971,130)        (783,344)
  Transfers for policy benefits and terminations         (545,950)              (852,116)      (1,243,321)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           211,112              2,895,215        2,461,270
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              3,364,188             (3,815,358)       3,826,399
NET ASSETS:
  Beginning of year                                     9,814,566             13,629,924        9,803,525
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 13,178,754            $ 9,814,566      $13,629,924
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                    MIST RCM TECHNOLOGY
                    INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------
        2009                       2008            2007            2009                   2008            2007
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
 $ 2,452,300                $ 1,044,114       $ 788,424       $ (82,504)           $ 1,260,852       $ (78,918)
   1,576,841                    795,767          88,836        (600,648)             2,114,093         618,410
   1,911,046                 (1,944,451)      1,198,111       5,182,655             (9,308,569)      1,944,863
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,940,187                   (104,570)      2,075,371       4,499,503             (5,933,624)      2,484,355
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,672,803                  6,020,557       6,177,463       1,674,647              1,927,758       1,463,874
   2,447,477                    960,679         (29,170)      1,430,181               (675,929)      2,934,006
  (3,246,181)                (2,840,352)     (2,306,501)       (886,510)              (820,489)       (611,502)
  (3,035,028)                (2,205,736)     (1,722,935)       (618,269)              (607,497)       (563,025)
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   1,839,070                  1,935,148       2,118,857       1,600,049               (176,157)      3,223,353
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   7,779,258                  1,830,578       4,194,228       6,099,552             (6,109,781)      5,707,708
  34,041,059                 32,210,481      28,016,253       7,121,496             13,231,277       7,523,569
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
$ 41,820,317               $ 34,041,059    $ 32,210,481    $ 13,221,048            $ 7,121,496    $ 13,231,277
=============== ========================== =============== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST LORD ABBETT BOND DEBENTURE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,391,406              $ 741,410        $ 950,684
  Net realized gains (losses)                            (126,749)               159,621          205,286
  Change in unrealized gains (losses) on investments    5,411,601             (5,045,528)          39,883
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,676,258             (4,144,497)       1,195,853
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,703,439              3,044,630        3,554,382
  Net transfers (including fixed account)               2,036,045               (840,812)         500,659
  Policy charges                                       (1,703,902)            (1,532,129)      (1,363,634)
  Transfers for policy benefits and terminations       (1,226,776)            (1,240,893)        (993,295)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,808,806               (569,204)       1,698,112
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              8,485,064             (4,713,701)       2,893,965
NET ASSETS:
  Beginning of year                                    17,548,678             22,262,379       19,368,414
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,033,742           $ 17,548,678      $22,262,379
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                               MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   $ 19,267               $ 16,248      $ (12,219)     $ (22,254)             $ (24,205)      $ (24,194)
   (283,748)                35,602        482,777        (84,509)               197,782         118,154
  1,519,608             (2,239,073)      (720,263)       919,328             (1,510,157)        135,230
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,255,127             (2,187,223)      (249,705)       812,565             (1,336,580)        229,190
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    796,272                992,305      1,149,737        525,764                623,838         601,183
   (267,754)               293,008        838,156        214,625                 84,613         354,513
   (346,321)              (394,747)      (393,479)      (223,502)              (237,487)       (197,171)
   (290,206)              (365,399)      (280,900)      (124,073)              (180,449)       (131,197)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   (108,009)               525,167      1,313,514        392,814                290,515         627,328
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,147,118             (1,662,056)     1,063,809      1,205,379             (1,046,065)        856,518
  3,422,640              5,084,696      4,020,887      2,187,257              3,233,322       2,376,804
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 4,569,758            $ 3,422,640    $ 5,084,696    $ 3,392,636            $ 2,187,257      $3,233,322
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,418,689              $ 242,385          $ 5,167
  Net realized gains (losses)                          (1,294,657)             2,675,287        2,725,469
  Change in unrealized gains (losses) on investments    8,897,628            (13,913,907)      (3,512,929)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,021,660            (10,996,235)        (782,293)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,204,850              5,154,234        5,746,134
  Net transfers (including fixed account)                 154,538             (2,283,317)       3,549,633
  Policy charges                                       (1,715,379)            (1,786,246)      (1,935,617)
  Transfers for policy benefits and terminations       (1,050,988)              (944,552)      (1,288,608)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,593,020                140,119        6,071,542
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets             10,614,681            (10,856,116)       5,289,249
NET ASSETS:
  Beginning of year                                    15,844,670             26,700,786       21,411,537
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,459,351           $ 15,844,670      $26,700,786
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH           MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ----------------------    ------------
  $ (40,420)             $ (56,576)     $ (50,642)      $ 86,241               $ 70,536        $ 31,039
   (166,346)               (18,149)       926,513       (261,167)               472,182         296,381
  1,815,976             (3,076,964)      (747,047)       894,542             (2,888,440)       (147,617)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,609,210             (3,151,689)       128,824        719,616             (2,345,722)        179,803
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,020,767              1,253,068      1,456,917        455,197                479,313         510,985
   (178,569)               (80,248)      (281,052)       (56,090)               (17,411)       (145,041)
   (500,322)              (526,115)      (539,471)      (175,840)              (146,058)       (120,041)
   (374,454)              (342,790)      (705,050)       (15,683)               (23,697)          2,312
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    (32,578)               303,915        (68,656)       207,584                292,147         248,215
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,576,632             (2,847,774)        60,168        927,200             (2,053,575)        428,018
  4,956,827              7,804,601      7,744,433      4,235,811              6,289,386       5,861,368
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 6,533,459            $ 4,956,827    $ 7,804,601    $ 5,163,011            $ 4,235,811      $6,289,386
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 376,681              $ 192,412         $ 44,687
  Net realized gains (losses)                          (1,092,248)               947,022        2,530,886
  Change in unrealized gains (losses) on investments    5,493,585             (9,433,208)      (6,132,457)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,778,018             (8,293,774)      (3,556,884)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,655,037              4,540,759        5,237,292
  Net transfers (including fixed account)                (802,883)               360,392          710,529
  Policy charges                                       (1,374,865)            (1,606,318)      (1,829,684)
  Transfers for policy benefits and terminations         (714,297)              (908,507)      (1,115,544)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           762,992              2,386,326        3,002,593
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              5,541,010             (5,907,448)        (554,291)
NET ASSETS:
  Beginning of year                                    12,525,455             18,432,903       18,987,194
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 18,066,465           $ 12,525,455      $18,432,903
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MIST VAN KAMPEN MID CAP GROWTH                       MIST LORD ABBETT MID CAP VALUE
             INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -------------------------------------------------
     2009                   2008       2007               2009                   2008          2007
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   $ (870)                 $ 267            $ (24)     $ 1,558                 $ (115)        $ 312
    1,780                  2,309               --      (38,897)                (9,425)       10,041
   75,648                (17,251)            (570)      57,059                (38,556)      (10,458)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   76,558                (14,675)            (594)      19,720                (48,096)         (105)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   13,014                     31               --       75,266                  6,403        13,650
  208,259                     36           32,025      (77,923)                79,533        12,564
   (2,906)                  (162)             (33)      (4,803)                (4,269)       (2,281)
   (5,098)                    (1)             (27)        (590)                (8,220)           92
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  213,269                    (96)          31,965       (8,050)                73,447        24,025
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  289,827                (14,771)          31,371       11,670                 25,351        23,920
   16,600                 31,371               --       91,851                 66,500        42,580
------------ ---------------------- ---------------- ------------ ---------------------- -------------
$ 306,427               $ 16,600          $31,371    $ 103,521               $ 91,851       $66,500
============ ====================== ================ ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                    INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                     2009                          2008          2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 839                  $ 888       $ 1,338
  Net realized gains (losses)                            (14,175)                   153        22,579
  Change in unrealized gains (losses) on investments     152,916               (119,764)      (41,016)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   139,580               (118,723)      (17,099)
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            57,631                 48,914       129,727
  Net transfers (including fixed account)                486,247                 30,930        12,080
  Policy charges                                         (12,877)               (11,149)       (9,900)
  Transfers for policy benefits and terminations         (13,418)               (87,205)       (9,328)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          517,583                (18,510)      122,579
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               657,163               (137,233)      105,480
NET ASSETS:
  Beginning of year                                      243,831                381,064       275,584
                                                     -------------- ---------------------- -------------
  End of year                                          $ 900,994              $ 243,831      $381,064
                                                     ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MIST OPPENHEIMER CAPITAL APPRECIATION                        MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
       2009                   2008          2007           2009                   2008            2007
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
  $ (10,277)              $ 30,626       $(4,302)      $ 32,368              $ (20,992)      $ (54,295)
   (109,001)               189,066        36,790       (273,743)                40,963          37,741
    558,202               (860,586)       18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    438,924               (640,894)       51,396      1,113,054             (3,088,525)       (388,089)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    338,372                373,345       205,021        817,337                938,630       1,048,842
    205,296                325,069       461,399        (92,993)               186,585         (45,958)
   (126,102)              (131,344)      (68,093)      (317,442)              (346,212)       (411,469)
    (66,149)               (40,306)      (23,596)      (208,119)              (338,027)       (305,084)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    351,417                526,764       574,731        198,783                440,976         286,331
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    790,341               (114,130)      626,127      1,311,837             (2,647,549)       (101,758)
    841,297                955,427       329,300      2,788,353              5,435,902       5,537,660
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
$ 1,631,638              $ 841,297      $955,427    $ 4,100,190            $ 2,788,353      $5,435,902
============== ====================== ============= ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MIST SSGA GROWTH ETF
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                            2009                    2008         2007
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 7,006                 $ 4,529     $ (3,337)
  Net realized gains (losses)                            (20,730)                (21,051)      10,329
  Change in unrealized gains (losses) on investments     309,775                (210,490)      (2,639)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   296,051                (227,012)       4,353
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           229,022                 168,313       89,074
  Net transfers (including fixed account)                921,197                 (72,658)     415,367
  Policy charges                                         (75,749)                (43,964)     (30,535)
  Transfers for policy benefits and terminations         (38,845)                 (6,807)     (15,115)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,035,626                  44,884      458,791
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets             1,331,676                (182,128)     463,144
NET ASSETS:
  Beginning of year                                      457,331                 639,459      176,315
                                                     -------------- ----------------------- ------------
  End of year                                        $ 1,789,007               $ 457,331    $ 639,459
                                                     ============== ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MIST SSGA GROWTH AND INCOME ETF                 MIST PIMCO INFLATION PROTECTED BOND
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
       2009                   2008          2007           2009                   2008          2007
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    $ 6,273                $ 4,258       $(2,340)     $ 194,864               $ 95,597       $ 1,791
      3,801                (36,815)        9,163        (46,474)               (94,032)        4,018
    204,020                (94,558)       (2,024)       877,182               (678,454)       50,303
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    214,094               (127,115)        4,799      1,025,572               (676,889)       56,112
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    200,034                163,517       139,370      1,284,337                878,509       100,106
    921,708                 17,087       115,257        842,827              4,986,265       716,990
    (67,668)               (43,029)      (28,375)      (561,645)              (339,089)      (37,516)
    (23,508)               (19,484)       (2,126)      (379,814)              (237,169)      (53,881)
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,030,566                118,091       224,126      1,185,706              5,288,516       725,699
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,244,660                 (9,024)      228,925      2,211,278              4,611,627       781,811
    336,449                345,473       116,548      5,523,166                911,539       129,728
-------------- ---------------------- ------------- -------------- ---------------------- -------------
$ 1,581,109              $ 336,449      $345,473    $ 7,734,444            $ 5,523,166      $911,539
============== ====================== ============= ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                             MIST BLACKROCK LARGE CAP CORE
                                                                                       INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                              2009                   2008          2007 (d)
                                                     ---------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 2,132,876             $ (317,267)    $ (2,431,291)
  Net realized gains (losses)                          (10,716,690)             9,729,334          181,462
  Change in unrealized gains (losses) on investments    54,384,062           (169,653,539)       4,642,363
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  45,800,248           (160,241,472)       2,392,534
                                                     ---------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          38,206,877             42,625,658       31,838,356
  Net transfers (including fixed account)               (5,847,879)            (7,982,176)     442,192,771
  Policy charges                                       (26,968,042)           (28,104,995)     (19,369,800)
  Transfers for policy benefits and terminations       (18,412,707)           (24,473,418)     (20,078,179)
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,021,751)           (17,934,931)     434,583,148
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets              32,778,497           (178,176,403)     436,975,682
NET ASSETS:
  Beginning of year                                    258,799,279            436,975,682               --
                                                     ---------------- ---------------------- ----------------
  End of year                                        $ 291,577,776          $ 258,799,279    $ 436,975,682
                                                     ================ ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                       MIST AMERICAN FUNDS
                   MIST JANUS FORTY                   MIST DREMAN SMALL CAP VALUE      BALANCED ALLOCATION
                INVESTMENT DIVISION                           INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------------------------------------- ------------------------------ ------------------------
        2009                   2008        2007 (d)       2009            2008 (a)        2009     2008 (a)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   $ (75,162)             $ 249,198       $ (4,282)     $ (427)              $ --         $ --       $ 368
    (540,105)               (35,061)        23,570      58,177                (10)         (28)        (90)
   3,887,171             (4,523,728)       188,079       2,844                  6       14,667      (1,781)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   3,271,904             (4,309,591)       207,367      60,594                 (4)      14,639      (1,503)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   2,031,808              1,649,448        150,350         412                 --       30,361         302
   1,027,089              7,003,261      3,200,586     240,274                114      167,911      12,281
    (846,828)              (590,128)       (32,750)     (5,500)                --       (9,727)       (973)
    (298,955)              (325,545)       (37,605)   (278,764)                10         (563)         --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   1,913,115              7,737,036      3,280,581     (43,578)               124      187,982      11,610
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   5,185,018              3,427,445      3,487,948      17,016                120      202,621      10,107
   6,915,393              3,487,948             --         120                 --       10,107          --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
$ 12,100,411            $ 6,915,393    $ 3,487,948    $ 17,136              $ 120    $ 212,728    $ 10,107
=============== ====================== ============== =========== ================== ============ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                                                         GROWTH ALLOCATION    MODERATE ALLOCATION
                                                       INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     ------------------------ ----------------------
                                                          2009     2008 (a)       2009    2008 (a)
                                                     ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ --       $ 644        $ --      $ 165
  Net realized gains (losses)                            1,298          12         370        (29)
  Change in unrealized gains (losses) on investments    20,909         (48)     11,101       (130)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from operations                                  22,207         608      11,471          6
                                                     ------------ ----------- ----------- ----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          87,422       2,162      36,169      3,061
  Net transfers (including fixed account)               36,431      14,336      57,483      2,966
  Policy charges                                       (24,118)     (1,358)    (13,816)    (1,421)
  Transfers for policy benefits and terminations        (2,703)         (1)        (21)        (5)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from policy transactions                         97,032      15,139      79,815      4,601
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets             119,239      15,747      91,286      4,607
NET ASSETS:
  Beginning of year                                     15,747          --       4,607         --
                                                     ------------ ----------- ----------- ----------
  End of year                                        $ 134,986    $ 15,747    $ 95,893    $ 4,607
                                                     ============ =========== =========== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
    2009         2008 (a)       2009                2008 (a)        2009           2008 (a)
----------- --------------- ----------- ---------------------- ------------ -----------------
    $ --           $ 469        $ --                  $ 234         $ --             $ 207
      54             (63)        (91)                   (83)         565               (21)
   9,507          (2,459)      4,710                 (2,584)      14,572              (146)
----------- --------------- ----------- ---------------------- ------------ -----------------
   9,561          (2,053)      4,619                 (2,433)      15,137                40
----------- --------------- ----------- ---------------------- ------------ -----------------
  13,515           2,138       8,704                  4,224       18,400               940
  19,688          20,690       6,499                  7,195      159,413            10,164
  (6,238)         (1,315)     (3,313)                  (946)      (7,871)             (459)
    (482)              1        (293)                    24         (705)               (4)
----------- --------------- ----------- ---------------------- ------------ -----------------
  26,483          21,514      11,597                 10,497      169,237            10,641
----------- --------------- ----------- ---------------------- ------------ -----------------
  36,044          19,461      16,216                  8,064      184,374            10,681
  19,461              --       8,064                     --       10,681                --
----------- --------------- ----------- ---------------------- ------------ -----------------
$ 55,505        $ 19,461    $ 24,280                $ 8,064    $ 195,055          $ 10,681
=========== =============== =========== ====================== ============ =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                     ----------------------------------- ----------------------
                                                           2009             2008 (a)                 2009 (c)
                                                     ------------- --------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                              $ 2                  $ 18                 $ (580)
  Net realized gains (losses)                               (60)                  (39)                 1,986
  Change in unrealized gains (losses) on investments      3,117                  (322)                48,304
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                    3,059                  (343)                49,710
                                                     ------------- --------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           14,327                 1,057                  9,778
  Net transfers (including fixed account)                 2,568                 2,915                197,145
  Policy charges                                         (3,419)                 (442)                (2,535)
  Transfers for policy benefits and terminations           (526)                    1                (14,962)
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          12,949                 3,531                189,426
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets               16,009                 3,188                239,136
NET ASSETS:
  Beginning of year                                       3,188                    --                     --
                                                     ------------- --------------------- ----------------------
  End of year                                           $19,197                $3,188              $ 239,136
                                                     ============= ===================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             AMERICAN CENTURY VP VISTA                           DELAWARE VIP SMALL CAP VALUE
                   INVESTMENT DIVISION                             INVESTMENT DIVISION
----------------------------------------------------- --------------------------------------------------
     2009                         2008        2007         2009                   2008           2007
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   $ (472)                      $ (285)      $ (93)     $ 2,698                  $ 195       $ (2,015)
  (47,927)                         204       1,950     (324,068)               (88,810)        54,658
   67,433                      (65,328)      4,790      372,833               (269,207)      (146,882)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   19,034                      (65,409)      6,647       51,463               (357,822)       (94,239)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
  110,074                    13,124.00    7,595.00       60,157                119,309        340,918
  (53,969)                     106,780         953     (501,693)                78,642        290,002
   (4,572)                      (3,919)     (1,106)     (11,186)               (21,619)       (15,765)
   (3,305)                        (516)     (9,883)      (5,015)              (210,049)       (19,176)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   48,228                      115,469      (2,441)    (457,737)               (33,717)       595,979
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   67,262                       50,060       4,206     (406,274)              (391,539)       501,740
   79,193                       29,133      24,927      634,305              1,025,844        524,104
------------ ---------------------------- ----------- ------------ ---------------------- --------------
$ 146,455                     $ 79,193    $ 29,133    $ 228,031              $ 634,305     $1,025,844
============ ============================ =========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             DREYFUS VIF INTERNATIONAL VALUE
                                                                  INVESTMENT DIVISION
                                                     ------------ ---------------------- --------------
                                                          2009                   2008           2007
                                                     ------------ ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 9,269                $ 8,347        $ 7,908
  Net realized gains (losses)                         (185,176)                25,343        123,168
  Change in unrealized gains (losses) on investments   238,024               (268,322)      (101,858)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  62,117               (234,632)        29,218
                                                     ------------ ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          28,115                  2,055        185,615
  Net transfers (including fixed account)              (85,562)                 3,974       (194,916)
  Policy charges                                        (8,707)               (12,689)       (14,159)
  Transfers for policy benefits and terminations       (45,781)              (118,241)       (21,097)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (111,935)              (124,901)       (44,557)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets             (49,818)              (359,533)       (15,339)
NET ASSETS:
  Beginning of year                                    341,560                701,093        716,432
                                                     ------------ ---------------------- --------------
  End of year                                        $ 291,742              $ 341,560       $701,093
                                                     ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                   INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
     2009                   2008            2007        2009                   2008             2007
------------ ---------------------- --------------- ----------- ---------------------- ----------------
  $ 2,747                $ 7,940         $ 6,291       $ 551                  $ 192             $ 69
 (540,331)              (112,182)        203,381     (17,708)               (34,983)          14,561
  633,578               (486,662)       (272,066)     28,044                   (655)         (37,975)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
   95,994               (590,904)        (62,394)     10,887                (35,446)         (23,345)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
       --                205,990         105,410      12,573                  1,613           26,101
 (667,539)               102,395         978,190       4,125                 25,177           47,326
  (13,708)               (27,133)        (16,541)     (1,545)                (2,152)          (2,711)
     (214)                12,539         (57,710)     (4,928)               (74,323)          (2,434)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (681,461)               293,791       1,009,349      10,225                (49,685)          68,282
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (585,467)              (297,113)        946,955      21,112                (85,131)          44,937
  913,808              1,210,921         263,966      49,396                134,527           89,590
------------ ---------------------- --------------- ----------- ---------------------- ----------------
$ 328,341              $ 913,808      $1,210,921    $ 70,508               $ 49,396         $134,527
============ ====================== =============== =========== ====================== ================

The accompanying notes are an integral part of these financial statements.

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MFS VIT HIGH INCOME
                                                                    INVESTMENT DIVISION
                                                     -------------------------------------------------
                                                            2009                   2008        2007
                                                     -------------- ---------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 660                $ 1,594     $ 3,863
  Net realized gains (losses)                                326                 (3,105)      1,517
  Change in unrealized gains (losses) on investments      21,466                 (1,097)     (3,019)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                    22,452                 (2,608)      2,361
                                                     -------------- ---------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             3,777                    696       5,591
  Net transfers (including fixed account)                 90,405                 (8,416)    (64,551)
  Policy charges                                            (684)                  (180)       (846)
  Transfers for policy benefits and terminations          (1,164)                (8,325)     (2,622)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                           92,334                (16,225)    (62,428)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets               114,786                (18,833)    (60,067)
NET ASSETS:
  Beginning of year                                        3,111                 21,944      82,011
                                                     -------------- ---------------------- -----------
  End of year                                          $ 117,897                $ 3,111    $ 21,944
                                                     ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                  MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ -----------------------------------------------------
       2009                     2008           2007           2009                     2008          2007
-------------- ------------------------ -------------- -------------- ------------------------ -------------
    $ 1,004                    $ 225          $ 612          $ (27)                   $ (11)        $ (13)
    (11,994)                   4,298          5,513          1,560                      539           239
     27,307                  (30,617)        (2,915)         3,314                   (1,817)         (349)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     16,317                  (26,094)         3,210          4,847                   (1,289)         (123)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,456                   16,644         24,545            564                       --            --
     (9,035)                   8,770         12,209            (83)                      --         3,357
     (1,544)                  (2,425)        (2,386)          (178)                     (37)          (78)
     (5,469)                  (3,305)           135         (2,063)                      (1)          113
-------------- ------------------------ -------------- -------------- ------------------------ -------------
      4,408                   19,684         34,503         (1,760)                     (38)        3,392
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,725                   (6,410)        37,713          3,087                   (1,327)        3,269
     58,159                   64,569         26,856          1,942                    3,269            --
-------------- ------------------------ -------------- -------------- ------------------------ -------------
   $ 78,884                 $ 58,159       $ 64,569        $ 5,029                  $ 1,942       $ 3,269
============== ======================== ============== ============== ======================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                         MFS VIT VALUE
                                                                   INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                           2009                   2008          2007
                                                     ------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ 546               $ 10,029         $ (78)
  Net realized gains (losses)                            (1,224)                18,395         2,376
  Change in unrealized gains (losses) on investments     14,082                (26,364)       (1,846)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   13,404                  2,060           452
                                                     ------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners               --                 (5,064)        5,064
  Net transfers (including fixed account)                    --                 55,984        42,062
  Policy charges                                         (2,736)                (3,817)       (1,514)
  Transfers for policy benefits and terminations             (1)               (31,762)         (131)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (2,737)                15,341        45,481
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets               10,667                 17,401        45,933
NET ASSETS:
  Beginning of year                                      63,334                 45,933            --
                                                     ------------- ---------------------- -------------
  End of year                                           $74,001               $ 63,334       $45,933
                                                     ============= ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                VAN KAMPEN LIT GOVERNMENT                       WELLS FARGO VT TOTAL RETURN BOND
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------- --------------------------------------------------
       2009                   2008               2007         2009                   2008          2007
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
    $ 3,609                $ 1,876              $ 795     $ 16,897                $ 6,923       $ 4,036
       (289)                (1,270)                38        5,219                   (532)          482
     (2,868)                  (983)                35       23,526                 (2,943)          726
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
        452                   (377)               868       45,642                  3,448         5,244
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     51,159                 30,742              9,025      124,039                 41,989        21,305
     10,279                    444                 --      234,843                 50,132        30,954
     (7,970)                (6,986)              (171)     (14,024)                (4,589)       (2,836)
       (411)               (15,013)            (1,839)     (39,437)               (20,785)       (2,379)
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,057                  9,187              7,015      305,421                 66,747        47,044
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,509                  8,810              7,883      351,063                 70,195        52,288
     31,526                 22,716             14,833      183,674                113,479        61,191
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
   $ 85,035               $ 31,526           $ 22,716    $ 534,737              $ 183,674     $ 113,479
============== ====================== ================== ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                   2008            2007
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (3,264)              $ 37,763        $ 51,705
  Net realized gains (losses)                                 --                     --              --
  Change in unrealized gains (losses) on investments          --                     --              --
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    (3,264)                37,763          51,705
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           451,194                 90,094         764,383
  Net transfers (including fixed account)               (984,218)               310,047         319,843
  Policy charges                                         (47,826)               (91,356)        (68,591)
  Transfers for policy benefits and terminations        (299,636)              (308,880)          2,280
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (880,486)                   (95)      1,017,915
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets              (883,750)                37,668       1,069,620
NET ASSETS:
  Beginning of year                                    2,089,402              2,051,734         982,114
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 1,205,652            $ 2,089,402      $2,051,734
                                                     ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             PIONEER VCT          PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
        EMERGING MARKETS        MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
     INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------------ -------------------- -------------------- -------------------- -------------------- --------------------
     2009       2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 3,201        $ (141)               $ (34)               $ (57)                $ 68                $ (17)             $ 9,485
    8,989          (554)                  32                   16                   32                  480               33,086
  311,181       (40,541)               2,439                2,984                   95                1,146                1,601
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  323,371       (41,236)               2,437                2,943                  195                1,609               44,172
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
   70,484            25                   --               13,726                  803                  803                  --
  258,993       213,338               19,671               42,530                6,688                6,231              696,037
  (19,519)       (1,388)                (582)                (728)                (131)              (1,164)             (3,966)
  (15,065)      (16,880)                (123)                  --               (1,808)              (1,836)             (1,497)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  294,893       195,095               18,966               55,528                5,552                4,034              690,574
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  618,264       153,859               21,403               58,471                5,747                5,643              734,746
  153,859            --                   --                   --                   --                   --                  --
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 772,123     $ 153,859             $ 21,403             $ 58,471              $ 5,747              $ 5,643            $ 734,746
============ =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Janus Aspen Series ("Janus Aspen")
AIM Variable Insurance Funds ("AIM V.I.")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein") Fidelity Variable Insurance Products ("Fidelity VIP")
American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
American Century Variable Portfolios, Inc. ("American Century VP")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
MFS Variable Insurance Trust ("MFS VIT")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Wells Fargo Variable Trust ("Wells Fargo VT")
Oppenheimer Variable Account Funds ("Oppenheimer VA")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2009:

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF Artio International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Western Asset Management Strategic Bond
Opportunities Investment Division
MSF Western Asset Management U.S. Government Investment Division MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division*
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division MSF MetLife Aggressive Allocation Investment Division
Janus Aspen Janus Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
Janus Aspen Overseas Investment Division
Janus Aspen Perkins Mid Cap Value Investment Division
AIM V.I. Global Real Estate Investment Division
AIM V.I. International Growth Investment Division
FTVIPT Templeton Foreign Securities Investment Division
FTVIPT Mutual Global Discovery Securities Investment Division FTVIPT Templeton Global Bond Securities Investment Division** AllianceBernstein Global Thematic Growth Investment Division AllianceBernstein Intermediate Bond Investment Division
Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP High Income Investment Division
Fidelity VIP Mid Cap Investment Division
Fidelity VIP Freedom 2010 Investment Division
Fidelity VIP Freedom 2020 Investment Division
Fidelity VIP Freedom 2030 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division American Funds Bond Investment Division
American Funds International Investment Division
American Funds U.S. Government/AAA Rated
Securities Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST MFS Research International Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division* MIST Lord Abbett Growth and Income Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Van Kampen Mid Cap Growth Investment Division
MIST Lord Abbett Mid Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Janus Forty Investment Division
MIST Dreman Small Cap Value Investment Division
MIST American Funds Balanced Allocation Investment Division
MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division MIST Met/Templeton Growth Investment Division
MIST Pioneer Fund Investment Division**
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus VIF International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division
MFS VIT High Income Investment Division
MFS VIT Global Equity Investment Division
MFS VIT New Discovery Investment Division
MFS VIT Value Investment Division
Van Kampen LIT Government Investment Division
Wells Fargo VT Total Return Bond Investment Division
Wells Fargo VT Money Market Investment Division
Pioneer VCT Emerging Markets Investment Division
Pioneer VCT Mid Cap Value Investment Division
Royce Small-Cap Investment Division
UIF Emerging Markets Debt Investment Division
UIF Emerging Markets Equity Investment Division
PIMCO VIT Low Duration Investment Division**

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division began operations during the year ended December 31, 2009.


B. The following Investment Divisions had no net assets as of December 31, 2009:

AllianceBernstein International Value Investment Division
Fidelity VIP Freedom 2015 Investment Division
Fidelity VIP Freedom 2025 Investment Division
Oppenheimer VA Main Street Small Cap Investment Division
Putnam VT International Growth and Income Investment Division
Royce Micro-Cap Investment Division
PIMCO VIT Long-Term U.S. Government Investment Division
LMPVET Investment Counsel Variable Social Awareness Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Investment Division
MSF Capital Guardian U.S. Equity Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

Former Name                                              New Name
(MSF) Julius Baer International Stock Portfolio          (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio     (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Franklin Templeton Small Cap Growth Portfolio      (MSF) Loomis Sayles Small Cap Growth Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                  (MSF) Loomis Sayles Small Cap Core Portfolio
(MSF) Harris Oakmark Focused Value Portfolio             (MSF) Met/Artisan Mid Cap Value Portfolio
(Janus Aspen) Large Cap Growth Portfolio                 (Janus Aspen) Janus Portfolio
(Janus Aspen) International Growth Portfolio             (Janus Aspen) Overseas Portfolio
(Janus Aspen) Mid Cap Value Portfolio                    (Janus Aspen) Perkins Mid Cap Value Portfolio
(FTVIPT) Mutual Discovery Securities Fund                (FTVIPT) Mutual Global Discovery Securities Fund
(AllianceBernstein) Global Technology Portfolio          (AllianceBernstein) Global Thematic Growth Portfolio

MERGERS:

Former Portfolio                               New Portfolio
(MSF) FI Large Cap Portfolio                   (MSF) BlackRock Legacy Large Cap Growth Portfolio
(MSF) Capital Guardian U.S. Equity Portfolio   (MIST) Pioneer Fund Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value or each of the Investment Divisions.

Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of this guidance had no impact on the financial statements of each of the Investment Divisions.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

MORtality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2009:

Mortality and Expense Risk    0.45% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the mortality and expense risk charge which ranges from 0.30% to 0.60% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of operations of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $35 and are assessed monthly. For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

Most policies offer optional benefits that can be added to the policy by rider. The change for riders that provide life insurance benefits can range from $0.01 to $37.98 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MSF BlackRock Diversified Investment Division             17,617,327  283,245,833    15,568,471     20,197,862
MSF BlackRock Aggressive Growth Investment Division        8,020,921  184,547,937     3,021,849     13,171,130
MSF MetLife Stock Index Investment Division               22,718,789  687,542,090    54,785,090     31,913,969
MSF Artio International Stock Investment Division          4,779,206   55,432,870     2,799,332      4,856,542
MSF FI Mid Cap Opportunities Investment Division          13,399,926  227,787,837     7,798,428      6,713,398
MSF T. Rowe Price Small Cap Growth Investment Division     5,663,407   69,441,734     3,491,430      4,990,588
MSF Oppenheimer Global Equity Investment Division          2,884,448   35,744,033     2,349,486      3,865,950
MSF MFS Value Investment Division                          4,407,663   56,470,780     2,588,404      2,859,158
MSF Neuberger Berman Mid Cap Value Investment Division     3,999,817   69,355,947     3,447,876      3,984,419
MSF T. Rowe Price Large Cap Growth Investment Division     3,298,755   39,524,055     2,032,090      3,119,476
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                      9,721,103  104,127,006    19,308,359      8,537,142
MSF Morgan Stanley EAFE Index Investment Division          5,195,247   57,854,820     7,980,635      5,100,717
MSF Russell 2000 Index Investment Division                 4,452,702   51,961,585     5,061,763      3,320,051
MSF Jennison Growth Investment Division                    1,234,956   13,214,103       592,738        807,462
MSF BlackRock Strategic Value Investment Division          7,113,188  103,684,201     3,823,299      3,436,999
MSF MetLife Mid Cap Stock Index Investment Division        4,837,062   57,443,826     5,223,386      4,387,594
MSF Loomis Sayles Small Cap Growth Investment Division       757,903    6,885,098       484,985        397,775
MSF BlackRock Large Cap Value Investment Division          1,239,328   14,394,561     2,156,748      1,104,187
MSF Davis Venture Value Investment Division                1,873,384   50,740,127     5,726,809      3,135,645
MSF Loomis Sayles Small Cap Core Investment Division          84,717   17,001,696     1,468,570      1,045,526
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                        259,169    5,630,890     1,468,446        842,118
MSF BlackRock Bond Income Investment Division                791,276   84,777,030     8,095,467      9,221,605
MSF FI Value Leaders Investment Division                      43,653    7,400,594       802,202        414,871
MSF Met/Artisan Mid Cap Value Investment Division            277,249   57,427,406     2,228,166      3,189,569
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      1,688,282   20,257,157     3,422,171      1,601,905
MSF Western Asset Management U.S. Government
  Investment Division                                      1,379,365   16,709,822     5,442,657      4,673,634
MSF BlackRock Money Market Investment Division               352,395   35,239,572    17,528,511     45,564,825
MSF MFS Total Return Investment Division                      58,769    7,884,050     2,213,743        704,690
MSF MetLife Conservative Allocation Investment Division      201,311    2,061,951       992,164        425,503
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                        499,301    5,120,070     1,920,387        607,984
MSF MetLife Moderate Allocation Investment Division        2,853,414   29,107,392     7,153,925      1,559,216
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                      5,384,932   56,179,730    11,155,074      2,483,196
MSF MetLife Aggressive Allocation Investment Division      1,137,410   12,059,441     2,491,904      1,080,586
Janus Aspen Janus Investment Division                        309,401    5,939,043       699,041        338,402
Janus Aspen Balanced Investment Division                      53,365    1,416,756     1,182,867         32,716
Janus Aspen Forty Investment Division                         28,670      844,822       519,560        275,807
Janus Aspen Overseas Investment Division                       1,822       62,762       120,837        125,756
Janus Aspen Perkins Mid Cap Value Investment Division        102,316    1,143,440     1,095,084        110,625
AIM V.I. Global Real Estate Investment Division              124,147    2,099,234       350,815        628,363
AIM V.I. International Growth Investment Division                706       16,102        16,591            523
FTVIPT Templeton Foreign Securities Investment Division      580,089    8,337,384     1,651,476      1,209,595
FTVIPT Mutual Global Discovery Securities
  Investment Division                                         46,923      925,102       534,623      1,640,370
FTVIPT Templeton Global Bond Securities
  Investment Division (a)                                        209        3,466         3,606            145
AllianceBernstein Global Thematic Growth
  Investment Division                                          7,927      115,540        68,583         31,095
AllianceBernstein Intermediate Bond Investment Division        2,395       26,730        45,695         20,202
Fidelity VIP Contrafund Investment Division                  194,081    4,564,734     1,573,638        443,944

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
Fidelity VIP Asset Manager: Growth Investment Division       136,922    1,620,083       547,763        141,914
Fidelity VIP Investment Grade Bond Investment Division        18,882      237,213       397,915        209,220
Fidelity VIP Equity-Income Investment Division                14,673      268,276       133,464        477,380
Fidelity VIP High Income Investment Division                   7,734       41,564        41,809            256
Fidelity VIP Mid Cap Investment Division                       8,600      213,456       197,866         27,563
Fidelity VIP Freedom 2010 Investment Division                  1,489       13,713         3,851         14,818
Fidelity VIP Freedom 2020 Investment Division                 68,121      509,833       924,393        452,391
Fidelity VIP Freedom 2030 Investment Division                  3,515       28,398         5,179          1,258
American Funds Growth Investment Division                  2,368,703  120,768,499     7,577,785      5,050,914
American Funds Growth-Income Investment Division           2,133,982   73,773,563     5,088,657      3,144,069
American Funds Global Small Capitalization
  Investment Division                                      3,157,993   64,610,970     5,706,071      4,321,077
American Funds Bond Investment Division                      367,612    3,955,160     1,217,886        889,687
American Funds International Investment Division              27,197      459,473       441,108         41,020
American Funds U.S. Government/AAA Rated Securities
  Investment Division                                          7,469       91,170        86,050         29,521
MIST T. Rowe Price Mid Cap Growth Investment Division      2,170,295   17,136,706     1,863,426      1,467,611
MIST MFS Research International Investment Division        1,405,932   16,306,401     3,203,804      2,709,329
MIST PIMCO Total Return Investment Division                3,479,233   40,082,770     8,900,969      3,039,430
MIST RCM Technology Investment Division                    3,461,042   14,389,014     3,180,799      1,662,227
MIST Lord Abbett Bond Debenture Investment Division        2,126,926   24,460,346     5,973,135      2,769,097
MIST Lazard Mid Cap Investment Division                      488,278    5,917,316       516,804        605,454
MIST Met/AIM Small Cap Growth Investment Division            302,958    3,719,310       634,026        263,229
MIST Harris Oakmark International Investment Division      2,195,867   31,296,379     5,644,664      2,629,977
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                      1,073,435    7,433,596       375,736        448,750
MIST Lord Abbett Growth and Income Investment Division       272,173    6,850,228       655,588        364,027
MIST Clarion Global Real Estate Investment Division        1,886,046   24,332,323     2,594,303      1,453,814
MIST Van Kampen Mid Cap Growth Investment Division            34,975      248,618       242,278         29,864
MIST Lord Abbett Mid Cap Value Investment Division             8,158       94,507        95,175        101,662
MIST Third Avenue Small Cap Value Investment Division         71,282      885,322       578,216         56,977
MIST Oppenheimer Capital Appreciation Investment Division    288,273    1,899,648       534,925        193,723
MIST Legg Mason Value Equity Investment Division             662,373    5,919,521       630,323        400,029
MIST SSgA Growth ETF Investment Division                     181,255    1,687,737     1,238,278        195,605
MIST SSgA Growth and Income ETF Investment Division          152,909    1,471,419     1,313,032        276,172
MIST PIMCO Inflation Protected Bond Investment Division      692,426    7,486,804     2,717,682      1,336,169
MIST BlackRock Large Cap Core Investment Division         37,285,528  402,199,959     7,458,520     18,233,363
MIST Janus Forty Investment Division                         186,850   12,548,870     3,707,857      1,869,004
MIST Dreman Small Cap Value Investment Division                1,369       14,288       227,699        271,701
MIST American Funds Balanced Allocation
  Investment Division                                         23,983      199,843       200,136         12,153
MIST American Funds Growth Allocation Investment Division     16,283      114,127       109,082         12,048
MIST American Funds Moderate Allocation
  Investment Division                                         10,333       84,924        84,593          4,776
MIST Met/Franklin Income Investment Division                   5,501       48,459        30,469          3,984
MIST Met/Franklin Mutual Shares Investment Division            2,994       22,155        12,395            798
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         21,721      180,630       183,086         13,849
MIST Met/Templeton Growth Investment Division                  2,186       16,403        14,294          1,341
MIST Pioneer Fund Investment Division (a)                     19,433      190,339       214,314         25,961
American Century VP Vista Investment Division                 11,105      136,969       174,231        126,453
Delaware VIP Small Cap Value Investment Division               9,392      247,128       144,483        600,050
Dreyfus VIF International Value Investment Division           26,719      343,701       120,978        224,671
Goldman Sachs Mid Cap Value Investment Division               28,931      455,962         7,439        683,952

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                            SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                         --------- ------------- ------------- --------------
Goldman Sachs Structured Small Cap Equity
  Investment Division                                        7,996        84,737        31,221         20,334
MFS VIT High Income Investment Division                     14,391        98,362        99,146          8,965
MFS VIT Global Equity Investment Division                    6,560        82,198        36,250         30,819
MFS VIT New Discovery Investment Division                      386         3,887         9,350         11,132
MFS VIT Value Investment Division                            6,336        88,133           824          2,993
Van Kampen LIT Government Investment Division                9,685        88,609        65,343          8,675
Wells Fargo VT Total Return Bond Investment Division        51,707       512,361       446,685        122,383
Wells Fargo VT Money Market Investment Division          1,206,171     1,206,171       860,355      1,743,341
Pioneer VCT Emerging Markets Investment Division            28,661       501,484       335,465         37,370
Pioneer VCT Mid Cap Value Investment Division                1,478        18,964        19,549            617
Royce Small-Cap Investment Division                          6,736        55,488        56,256            784
UIF Emerging Markets Debt Investment Division                  742         5,653         7,576          1,955
UIF Emerging Markets Equity Investment Division                434         4,498         7,036          3,018
PIMCO VIT Low Duration Investment Division (a)              72,658       732,970       738,487          5,697

(a) For the period May 4, 2009 to December 31, 2009.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                  MSF BLACKROCK DIVERSIFIED                                  MSF BLACKROCK AGGRESSIVE GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2009                   2008          2007          2009                   2008          2007
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units beginning of year   12,136,197             12,715,624    13,096,726    10,226,808             10,673,487    11,198,297
Units issued and
  transferred from
  other funding options    5,841,981              3,715,948     1,576,102     4,486,979              2,758,625     1,043,072
Units redeemed and
  transferred to other
  funding options         (6,498,027)            (4,295,375)   (1,957,204)   (5,058,125)            (3,205,304)   (1,567,882)
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units end of year         11,480,151             12,136,197    12,715,624     9,655,662             10,226,808    10,673,487
                          ============= ====================== ============= ============= ====================== =============

                               MSF FI MID CAP OPPORTUNITIES                              MSF T. ROWE PRICE SMALL CAP GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2009                   2008          2007          2009                   2008         2007
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units beginning of year   13,704,583             13,843,071    14,298,595     4,498,247              4,692,085    4,913,291
Units issued and
  transferred from
  other funding options    7,641,034              4,385,339     1,586,888     1,930,920              1,202,595      490,842
Units redeemed and
  transferred to other
  funding options         (7,663,179)            (4,523,827)   (2,042,412)   (2,156,476)            (1,396,433)    (712,048)
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units end of year         13,682,438             13,704,583    13,843,071     4,272,691              4,498,247    4,692,085
                          ============= ====================== ============= ============= ====================== ============

                                      MSF NEUBERGER BERMAN MID CAP VALUE                MSF T. ROWE PRICE LARGE CAP GROWTH
                                        INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2009                   2008         2007          2009                   2008         2007
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year    3,355,424              3,292,329    3,225,765     3,522,287              3,529,093    3,620,946
Units issued and
  transferred from
  other funding options    2,427,646              1,542,307      609,119     2,114,300              1,354,500      579,434
Units redeemed and
  transferred to other
  funding options         (2,490,121)            (1,479,212)    (542,555)   (2,226,820)            (1,361,306)    (671,287)
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units end of year          3,292,949              3,355,424    3,292,329     3,409,767              3,522,287    3,529,093
                          ============= ====================== ============ ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

           MSF METLIFE STOCK INDEX                      MSF ARTIO INTERNATIONAL STOCK
               INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- -------------------------------------------------
       2009                   2008          2007          2009                   2008         2007
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,120,853             34,637,993    33,607,228     3,272,041              3,371,026    3,412,213
 21,105,595             13,540,436     5,684,335     1,779,165              1,065,634      449,737
(20,301,943)           (12,057,576)   (4,653,570)   (1,920,373)            (1,164,619)    (490,924)
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,924,505             36,120,853    34,637,993     3,130,833              3,272,041    3,371,026
============== ====================== ============= ============= ====================== ============

    MSF OPPENHEIMER GLOBAL EQUITY                                     MSF MFS VALUE
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,250,790              2,347,437    2,344,938     4,061,727              4,115,566    4,099,325
 1,043,645                653,061      280,327     2,678,033              1,700,729      706,700
(1,183,185)              (749,708)    (277,828)   (2,683,487)            (1,754,568)    (690,459)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,111,250              2,250,790    2,347,437     4,056,273              4,061,727    4,115,566
============= ====================== ============ ============= ====================== ============

     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX        MSF MORGAN STANLEY EAFE INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,705,639              6,582,200    6,058,549     4,548,869              4,186,312    3,792,545
 4,481,852              3,155,394    1,388,135     3,949,991              2,508,640    1,009,072
(4,207,879)            (4,031,955)    (864,484)   (3,880,393)            (2,146,083)    (615,305)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,979,612              5,705,639    6,582,200     4,618,467              4,548,869    4,186,312
============= ====================== ============ ============= ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                     MSF RUSSELL 2000 INDEX                              MSF JENNISON GROWTH
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------- ------------------------------------------------
                                2009                   2008         2007         2009                   2008         2007
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units beginning of year    2,979,566              2,975,863    2,884,744    1,170,101              1,203,057    1,356,790
Units issued and
  transferred from
  other funding options    2,105,103              1,318,726      550,789      646,258                394,023      166,465
Units redeemed and
  transferred to other
  funding options         (2,112,536)            (1,315,023)    (459,670)    (667,755)              (426,979)    (320,198)
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units end of year          2,972,133              2,979,566    2,975,863    1,148,604              1,170,101    1,203,057
                          ============= ====================== ============ ============ ====================== ============

                                  MSF LOOMIS SAYLES SMALL CAP GROWTH        MSF BLACKROCK LARGE CAP VALUE
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- ------------------------------------------------
                              2009                   2008       2007          2009                   2008        2007
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units beginning of year    579,322                569,953    538,941       924,995                770,111     608,908
Units issued and
  transferred from
  other funding options    456,755                284,532    110,335     1,160,670                738,266     293,309
Units redeemed and
  transferred to other
  funding options         (443,928)              (275,163)   (79,323)   (1,066,968)              (583,382)   (132,106)
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units end of year          592,149                579,322    569,953     1,018,697                924,995     770,111
                          =========== ====================== ========== ============= ====================== ===========

                               MSF BLACKROCK LEGACY LARGE CAP GROWTH            MSF BLACKROCK BOND INCOME
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------------
                              2009                   2008       2007          2009                   2008         2007
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year    413,693                265,094    190,308     4,137,787              4,467,585    4,668,001
Units issued and
  transferred from
  other funding options    696,623                481,035    112,767     1,958,068              1,342,396      708,428
Units redeemed and
  transferred to other
  funding options         (629,878)              (332,436)   (37,981)   (2,246,829)            (1,672,194)    (908,844)
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year          480,438                413,693    265,094     3,849,026              4,137,787    4,467,585
                          =========== ====================== ========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

    MSF BLACKROCK STRATEGIC VALUE                   MSF METLIFE MID CAP STOCK INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,285,033              4,450,536    4,494,782     3,450,115              3,466,871    3,270,208
 2,810,773              1,678,023      646,818     2,443,661              1,669,439      702,937
(2,816,347)            (1,843,526)    (691,064)   (2,580,618)            (1,686,195)    (506,274)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,279,459              4,285,033    4,450,536     3,313,158              3,450,115    3,466,871
============= ====================== ============ ============= ====================== ============

          MSF DAVIS VENTURE VALUE                 MSF LOOMIS SAYLES SMALL CAP CORE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007       2009                     2008       2007
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,580,625              1,479,707    1,301,427    116,157                   98,083     78,273
 1,319,611                814,725      357,240     70,176                   60,203     30,647
(1,238,703)              (713,807)    (178,960)   (70,021)                 (42,129)   (10,837)
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,661,533              1,580,625    1,479,707    116,312                  116,157     98,083
============= ====================== ============ ========== ======================== ==========

           MSF FI VALUE LEADERS                 MSF MET/ARTISAN MID CAP VALUE
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------------
    2009                   2008       2007        2009                   2008       2007
----------- ---------------------- ---------- ----------- ---------------------- ----------
 451,406                440,904    393,835     196,801                191,591    191,529
 447,507                277,204    120,346     142,199                 89,923     32,899
(419,979)              (266,702)   (73,277)   (147,661)               (84,713)   (32,837)
----------- ---------------------- ---------- ----------- ---------------------- ----------
 478,934                451,406    440,904     191,339                196,801    191,591
=========== ====================== ========== =========== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                              MSF WESTERN ASSET MANAGEMENT                      MSF WESTERN ASSET MANAGEMENT
                              STRATEGIC BOND OPPORTUNITIES                                   U.S. GOVERNMENT
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------ -------------------------------------------------
                               2009                   2008         2007          2009                   2008         2007
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year   1,106,833              1,117,386      998,939     1,059,598              1,066,735      988,756
Units issued and
  transferred from
  other funding options     931,022                616,116      270,755     1,058,237                562,109      236,483
Units redeemed and
  transferred to other
  funding options          (922,237)              (626,669)    (152,308)   (1,054,764)              (569,246)    (158,504)
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units end of year         1,115,618              1,106,833    1,117,386     1,063,071              1,059,598    1,066,735
                          ============ ====================== ============ ============= ====================== ============

                                 MSF METLIFE CONSERVATIVE ALLOCATION    MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- --------------------------------------------------
                              2009                   2008       2007        2009                   2008            2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units beginning of year    133,696                 66,558     44,128     336,506                244,254         161,903
Units issued and
  transferred from
  other funding options    463,545                353,431     46,280     631,508                381,130         121,294
Units redeemed and
  transferred to other
  funding options         (417,909)              (286,293)   (23,850)   (524,325)              (288,878)        (38,943)
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units end of year          179,332                133,696     66,558     443,689                336,506         244,254
                          =========== ====================== ========== =========== ====================== ===============

                          MSF METLIFE AGGRESSIVE ALLOCATION                            JANUS ASPEN JANUS
                                        INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ----------------------------------------------- --------------------------------------------
                                2009                   2008       2007       2009                   2008       2007
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units beginning of year      851,068                608,756    225,274    685,791                643,417    595,051
Units issued and
  transferred from
  other funding options    1,466,442                960,727    441,487     77,949                 85,627     69,313
Units redeemed and
  transferred to other
  funding options         (1,323,615)              (718,415)   (58,005)   (44,846)               (43,253)   (20,947)
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units end of year            993,895                851,068    608,756    718,894                685,791    643,417
                          ============= ====================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

       MSF BLACKROCK MONEY MARKET                            MSF MFS TOTAL RETURN
              INVESTMENT DIVISION                             INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------
      2009                   2008         2007        2009                   2008       2007
------------- ---------------------- ------------ ----------- ---------------------- ----------
 3,533,477              3,638,086    3,575,759     469,855                418,473    297,430
 1,181,172                902,181      494,785     595,895                357,123    187,982
(2,751,892)            (1,006,790)    (432,458)   (485,137)              (305,741)   (66,939)
------------- ---------------------- ------------ ----------- ---------------------- ----------
 1,962,757              3,533,477    3,638,086     580,613                469,855    418,473
============= ====================== ============ =========== ====================== ==========

  MSF METLIFE MODERATE ALLOCATION                  MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,031,439              1,452,241      775,138     3,956,910              2,499,351    1,098,433
 3,488,092              2,404,563      935,987     6,445,005              4,336,625    1,608,801
(3,030,617)            (1,825,365)    (258,884)   (5,669,236)            (2,879,066)    (207,883)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,488,914              2,031,439    1,452,241     4,732,679              3,956,910    2,499,351
============= ====================== ============ ============= ====================== ============

         JANUS ASPEN BALANCED                           JANUS ASPEN FORTY
          INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
  2009                   2008      2007       2009                   2008      2007
--------- ---------------------- --------- ---------- ---------------------- ---------
20,633                  5,625       179     45,182                 27,126     7,954
81,253                 20,270     7,946     39,687                 46,241    21,485
(2,505)                (5,262)   (2,500)   (23,739)               (28,185)   (2,313)
--------- ---------------------- --------- ---------- ---------------------- ---------
99,381                 20,633     5,625     61,130                 45,182    27,126
========= ====================== ========= ========== ====================== =========

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                           INVESTMENT DIVISION                  INVESTMENT DIVISION
                          ----------------------- ------------------------------------
                            2009       2008 (a)     2009                    2008 (a)
                          --------- ------------- --------- --------------------------
Units beginning of year    1,777            --    13,293                         --
Units issued and
  transferred from
  other funding options    5,289         1,802    89,544                     13,355
Units redeemed and
  transferred to other
  funding options         (3,931)          (25)   (9,552)                       (62)
                          --------- ------------- --------- --------------------------
Units end of year          3,135         1,777    93,285                     13,293
                          ========= ============= ========= ==========================

                                                                                     FTVIPT
                                                                           TEMPLETON GLOBAL
                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES        BOND SECURITIES
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                          --------------------------------------------- ----------------------
                              2009                   2008       2007                2009 (c)
                          ----------- ---------------------- ---------- ----------------------
Units beginning of year    140,006                 93,103     54,880                     --
Units issued and
  transferred from
  other funding options     28,222                 55,579     56,645                    213
Units redeemed and
  transferred to other
  funding options         (113,640)                (8,676)   (18,422)                    (9)
                          ----------- ---------------------- ---------- ----------------------
Units end of year           54,588                140,006     93,103                    204
                          =========== ====================== ========== ======================

                          FIDELITY VIP ASSET MANAGER: GROWTH                      FIDELITY VIP INVESTMENT GRADE BOND
                                         INVESTMENT DIVISION                                     INVESTMENT DIVISION
                          ------------------------------------------------ --------------------------------------------
                             2009                       2008       2007       2009                   2008       2007
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units beginning of year   126,890                    112,746    102,160      3,908                 73,675      3,341
Units issued and
  transferred from
  other funding options    70,300                     28,458     22,228     31,638                  1,647    118,771
Units redeemed and
  transferred to other
  funding options         (16,093)                   (14,314)   (11,642)   (17,459)               (71,414)   (48,437)
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units end of year         181,097                    126,890    112,746     18,087                  3,908     73,675
                          ========== ========================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                                                       AIM V.I.
                                                  INTERNATIONAL
   AIM V.I. GLOBAL REAL ESTATE                           GROWTH           FTVIPT TEMPLETON FOREIGN SECURITIES
           INVESTMENT DIVISION              INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------------- ---------------------- ---------------------------------------------
   2009                   2008      2007                2009 (b)       2009                   2008       2007
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 76,172                 74,508    70,179                     --     527,866                504,436    471,719
 18,609                 21,095    13,540                  1,114     104,859                 90,235     84,038
(34,821)               (19,431)   (9,211)                   (34)   (111,933)               (66,805)   (51,321)
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 59,960                 76,172    74,508                  1,080     520,792                527,866    504,436
========== ====================== ========= ====================== =========== ====================== ==========

                                              ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND           FIDELITY VIP CONTRAFUND
                     INVESTMENT DIVISION    INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------------- ---------------------- --------------------------------------------
  2009                   2008       2007                2009 (b)      2009                   2008       2007
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
14,644                  8,261     11,769                     --    218,160                188,529    151,404
14,289                  6,627     10,367                  3,299    153,261                 67,806     81,153
(3,890)                  (244)   (13,875)                (1,057)   (38,664)               (38,175)   (44,028)
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
25,043                 14,644      8,261                  2,242    332,757                218,160    188,529
========= ====================== ========== ====================== ========== ====================== ==========

                                                    FIDELITY VIP
    FIDELITY VIP EQUITY-INCOME                       HIGH INCOME    FIDELITY VIP MID CAP
           INVESTMENT DIVISION               INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------- ---------------------- -----------------------
   2009                   2008       2007                2009 (b)     2009       2008 (a)
---------- ---------------------- ---------- ---------------------- --------- -------------
 72,691                 87,700     30,951                     --     2,071            --
 10,561                 72,887     69,741                  3,022     9,260         2,085
(59,474)               (87,896)   (12,992)                   (21)   (1,280)          (14)
---------- ---------------------- ---------- ---------------------- --------- -------------
 23,778                 72,691     87,700                  3,001    10,051         2,071
========== ====================== ========== ====================== ========= =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
                                INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                          ---------------------------- ---------------------------- ----------------------------
                            2009            2008 (a)     2009            2008 (a)    2009             2008 (a)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units beginning of year    3,089                 --     4,617                 --    3,324                  --
Units issued and
  transferred from
  other funding options       21              3,101    52,551              4,660      372               3,402
Units redeemed and
  transferred to other
  funding options         (1,569)               (12)     (827)               (43)     (31)                (78)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units end of year          1,541              3,089    56,341              4,617    3,665               3,324
                          ========= ================== ========= ================== ======== ===================

                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                AMERICAN FUNDS BOND
                                        INVESTMENT DIVISION                             INVESTMENT DIVISION
                          ------------------------------------------------- ---------------------------------------------
                                2009                   2008         2007        2009                   2008       2007
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units beginning of year    2,098,117              1,945,062    1,521,701     317,147                291,647     63,414
Units issued and
  transferred from
  other funding options    2,393,707              1,620,594      741,710     631,349                466,213    243,689
Units redeemed and
  transferred to other
  funding options         (2,339,247)            (1,467,539)    (318,349)   (613,313)              (440,713)   (15,456)
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units end of year          2,152,577              2,098,117    1,945,062     335,183                317,147    291,647
                          ============= ====================== ============ =========== ====================== ==========

                          MIST MFS RESEARCH INTERNATIONAL                          MIST PIMCO TOTAL RETURN
                                      INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ---------------------------------------------- -------------------------------------------------
                              2009                   2008        2007          2009                   2008         2007
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units beginning of year    870,603                695,827     566,593     2,287,745              2,175,489    2,039,385
Units issued and
  transferred from
  other funding options    996,145                702,443     256,067     2,051,940              1,322,359      459,131
Units redeemed and
  transferred to other
  funding options         (980,992)              (527,667)   (126,833)   (1,961,464)            (1,210,103)    (323,027)
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units end of year          885,756                870,603     695,827     2,378,221              2,287,745    2,175,489
                          =========== ====================== =========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

            AMERICAN FUNDS GROWTH                      AMERICAN FUNDS GROWTH-INCOME
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,382,286              1,218,654    1,094,384     1,461,879              1,381,044    1,228,077
 1,183,014                771,486      276,228     1,196,222                759,706      321,727
(1,146,063)              (607,854)    (151,958)   (1,166,859)              (678,871)    (168,760)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,419,237              1,382,286    1,218,654     1,491,242              1,461,879    1,381,044
============= ====================== ============ ============= ====================== ============

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                 MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------- --------------------------------------- -------------------------------------------------
  2009               2008 (a)     2009                       2008 (a)         2009                   2008         2007
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
 2,335                    --     1,808                            --     1,702,757              1,587,296    1,338,870
16,414                 2,351     4,273                         1,820     1,928,793              1,301,840      592,655
(1,535)                  (16)   (1,517)                          (12)   (1,876,700)            (1,186,379)    (344,229)
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
17,214                 2,335     4,564                         1,808     1,754,850              1,702,757    1,587,296
========= ===================== ========= ============================= ============= ====================== ============

              MIST RCM TECHNOLOGY                  MIST LORD ABBETT BOND DEBENTURE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ------------------------------------------------
      2009                   2008         2007         2009                   2008         2007
------------- ---------------------- ------------ ------------ ---------------------- ------------
 1,806,845              1,867,295    1,395,573    1,205,110              1,249,287    1,162,806
 2,949,637              1,857,487      861,145      736,059                372,521      184,166
(2,645,433)            (1,917,937)    (389,423)    (641,057)              (416,698)     (97,685)
------------- ---------------------- ------------ ------------ ---------------------- ------------
 2,111,049              1,806,845    1,867,295    1,300,112              1,205,110    1,249,287
============= ====================== ============ ============ ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                      MIST LAZARD MID CAP                 MIST MET/AIM SMALL CAP GROWTH
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                              2009                   2008       2007        2009                   2008       2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units beginning of year    371,732                340,316    261,764     230,618                208,985    170,794
Units issued and
  transferred from
  other funding options    378,306                294,536    129,129     285,386                181,529     87,382
Units redeemed and
  transferred to other
  funding options         (387,724)              (263,120)   (50,577)   (247,955)              (159,896)   (49,191)
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units end of year          362,314                371,732    340,316     268,049                230,618    208,985
                          =========== ====================== ========== =========== ====================== ==========

                                 MIST LORD ABBETT GROWTH AND INCOME      MIST CLARION GLOBAL REAL ESTATE
                                     INVESTMENT DIVISION                             INVESTMENT DIVISION
                          -------------------------------------------- -------------------------------------------------
                             2009                   2008       2007          2009                   2008         2007
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year   569,914                539,972    523,423     1,247,223              1,071,638      939,464
Units issued and
  transferred from
  other funding options    58,321                 51,580     43,331     1,551,482              1,053,139      419,170
Units redeemed and
  transferred to other
  funding options         (42,882)               (21,638)   (26,782)   (1,466,198)              (877,554)    (286,996)
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year         585,353                569,914    539,972     1,332,507              1,247,223    1,071,638
                          ========== ====================== ========== ============= ====================== ============

                                MIST THIRD AVENUE SMALL CAP VALUE        MIST OPPENHEIMER CAPITAL APPRECIATION
                                    INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ------------------------------------------ --------------------------------------------
                            2009                   2008      2007        2009                   2008      2007
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units beginning of year   22,742                 24,943    17,494     114,986                 70,634    27,796
Units issued and
  transferred from
  other funding options   49,002                  5,677    11,206     234,271                142,400    50,236
Units redeemed and
  transferred to other
  funding options         (5,287)                (7,878)   (3,757)   (193,713)               (98,048)   (7,398)
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units end of year         66,457                 22,742    24,943     155,544                114,986    70,634
                          ========= ====================== ========= =========== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

             MIST HARRIS OAKMARK INTERNATIONAL     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                           INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007        2009                   2008        2007
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,337,674              1,335,770    1,060,490     929,444                893,124     908,926
 1,598,848              1,015,983      501,471     681,902                427,707     167,283
(1,496,647)            (1,014,079)    (226,191)   (692,911)              (391,387)   (183,085)
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,439,875              1,337,674    1,335,770     918,435                929,444     893,124
============= ====================== ============ =========== ====================== ===========

       MIST VAN KAMPEN MID CAP GROWTH         MIST LORD ABBETT MID CAP VALUE
          INVESTMENT DIVISION                            INVESTMENT DIVISION
--------------------------------------------- -------------------------------------------
  2009                   2008         2007       2009                   2008      2007
--------- ---------------------- ------------ ---------- ---------------------- ---------
 1,987                  2,000           --     10,463                  4,638     2,988
23,232                      9        2,004     12,325                  8,670     4,172
(1,902)                   (22)          (4)   (13,469)                (2,845)   (2,522)
--------- ---------------------- ------------ ---------- ---------------------- ---------
23,317                  1,987        2,000      9,319                 10,463     4,638
========= ====================== ============ ========== ====================== =========

   MIST LEGG MASON VALUE EQUITY                          MIST SSGA GROWTH ETF
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- --------------------------------------------
    2009                   2008       2007        2009                   2008      2007
----------- ---------------------- ---------- ----------- ---------------------- ---------
 576,603                511,093    490,888      59,898                 56,164    16,395
 565,868                304,320     90,867     247,780                 75,852    43,076
(526,858)              (238,810)   (70,662)   (126,205)               (72,118)   (3,307)
----------- ---------------------- ---------- ----------- ---------------------- ---------
 615,613                576,603    511,093     181,473                 59,898    56,164
=========== ====================== ========== =========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                   MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                                     INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ------------------------------------------- -----------------------------------------------
                             2009                   2008      2007          2009                   2008       2007
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units beginning of year    39,742                 30,551    10,875       523,888                 80,592     12,722
Units issued and
  transferred from
  other funding options   206,989                 57,632    25,957     1,226,809                872,786     86,389
Units redeemed and
  transferred to other
  funding options         (97,398)               (48,441)   (6,281)   (1,131,896)              (429,490)   (18,519)
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units end of year         149,333                 39,742    30,551       618,801                523,888     80,592
                          ========== ====================== ========= ============= ====================== ==========

                                                             MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                          MIST DREMAN SMALL CAP VALUE        BALANCED ALLOCATION      GROWTH ALLOCATION
                                  INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
                          ---------------------------------- ---------------------- ----------------------
                             2009            2008 (a)            2009     2008 (a)     2009      2008 (a)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units beginning of year        11                 --            1,427          --     2,439           --
Units issued and
  transferred from
  other funding options    22,145                 15           44,911       1,565    17,809        2,697
Units redeemed and
  transferred to other
  funding options         (20,885)                (4)         (23,236)       (138)   (4,684)        (258)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units end of year           1,271                 11           23,102       1,427    15,564        2,439
                          ========== ======================= ========== =========== ========= ============

                                    MIST MET/FRANKLIN                                         MIST PIONEER
                          TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH                    FUND
                                  INVESTMENT DIVISION          INVESTMENT DIVISION     INVESTMENT DIVISION
                          ------------------------------ ---------------------------- ----------------------
                             2009             2008 (a)       2009        2008 (a)                   2009 (c)
                          ---------- ------------------- --------- ------------------ ----------------------
Units beginning of year     1,503                  --         480            --                          --
Units issued and
  transferred from
  other funding options    44,058               1,613       2,325           543                      22,226
Units redeemed and
  transferred to other
  funding options         (24,263)               (110)       (632)          (63)                    (1,949)
                          ---------- ------------------- ---------- ------------------ ----------------------
Units end of year          21,298               1,503       2,173           480                      20,277
                          ========== =================== ========== ================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                  MIST BLACKROCK LARGE CAP CORE                     MIST JANUS FORTY
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------
      2009                   2008       2007 (d)         2009                   2008    2007 (d)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,670,780             15,352,126            --       943,170                281,380         --
 6,882,314              4,069,201    17,523,204     1,816,405              1,255,331    305,557
(7,445,348)            (4,750,547)   (2,171,078)   (1,637,379)              (593,541)   (24,177)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,107,746             14,670,780    15,352,126     1,122,196                943,170    281,380
============= ====================== ============= ============= ====================== ==========

MIST AMERICAN FUNDS
MODERATE ALLOCATION    MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES
INVESTMENT DIVISION         INVESTMENT DIVISION                INVESTMENT DIVISION
---------------------- --------------------------- ----------------------------------
  2009      2008 (a)     2009           2008 (a)    2009                   2008 (a)
--------- ------------ --------- ----------------- -------- -------------------------
   593           --     2,408                --    1,208                        --
11,392          809     4,293             2,572    2,223                     1,620
(2,024)        (216)   (1,337)             (164)    (527)                     (412)
--------- ------------ --------- ----------------- -------- -------------------------
 9,961          593     5,364             2,408    2,904                     1,208
========= ============ ========= ================= ======== =========================

     AMERICAN CENTURY VP VISTA                DELAWARE VIP SMALL CAP VALUE
           INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
   2009                   2008     2007       2009                   2008      2007
---------- ---------------------- -------- ---------- ---------------------- ---------
  8,686                  1,642    1,963     59,279                 67,044    31,911
 17,746                  7,373      511      7,473                 14,415    43,174
(13,317)                  (329)    (832)   (50,554)               (22,180)   (8,041)
---------- ---------------------- -------- ---------- ---------------------- ---------
 13,115                  8,686    1,642     16,198                 59,279    67,044
========== ====================== ======== ========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          DREYFUS VIF INTERNATIONAL VALUE                  GOLDMAN SACHS MID CAP VALUE
                                      INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------
                             2009                    2008       2007       2009                   2008      2007
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units beginning of year    33,156                  42,550     45,198    102,102                 84,789    18,361
Units issued and
  transferred from
  other funding options     2,909                   1,327     17,418         --                 29,281    68,111
Units redeemed and
  transferred to other
  funding options         (14,389)                (10,721)   (20,066)   (74,550)               (11,968)   (1,683)
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units end of year          21,676                  33,156     42,550     27,552                102,102    84,789
                          ========== ======================= ========== ========== ====================== =========

                                  MFS VIT GLOBAL EQUITY               MFS VIT NEW DISCOVERY
                                    INVESTMENT DIVISION                 INVESTMENT DIVISION
                          ----------------------------------------- -----------------------
                            2009                   2008     2007     2009     2008   2007
                          --------- ---------------------- -------- ------- ------- -------
Units beginning of year    5,386                  3,948    1,789     249     253      --
Units issued and
  transferred from
  other funding options    2,627                  1,868    2,461     864      --     260
Units redeemed and
  transferred to other
  funding options         (2,470)                  (430)    (302)   (717)     (4)     (7)
                          --------- ---------------------- -------- ------- ------- -------
Units end of year          5,543                  5,386    3,948     396     249     253
                          ========= ====================== ======== ======= ======= =======

                          WELLS FARGO VT TOTAL RETURN BOND                  WELLS FARGO VT MONEY MARKET
                                       INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                             2009                     2008      2007        2009                   2008       2007
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units beginning of year    15,329                    9,697     5,553     181,207                181,995     91,188
Units issued and
  transferred from
  other funding options    36,270                    9,589     5,733      42,926                 37,528    105,491
Units redeemed and
  transferred to other
  funding options         (11,754)                  (3,957)   (1,589)   (119,680)               (38,316)   (14,684)
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units end of year          39,845                   15,329     9,697     104,453                181,207    181,995
                          ========== ======================== ========= =========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY                 MFS VIT HIGH INCOME
          INVESTMENT DIVISION                             INVESTMENT DIVISION
-------------------------------------------- ---------------------------------------------
  2009                   2008        2007         2009                   2008      2007
--------- ---------------------- ----------- ------------ ---------------------- ---------
 6,818                 12,264       6,743          354                  1,776     6,738
 2,806                  2,521       5,781        9,330                     77       823
(2,001)                (7,967)       (260)        (475)                (1,499)   (5,785)
--------- ---------------------- ----------- ------------ ---------------------- ---------
 7,623                  6,818      12,264        9,209                    354     1,776
========= ====================== =========== ============ ====================== =========

                    MFS VIT VALUE                          VAN KAMPEN LIT GOVERNMENT
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2009                   2008          2007          2009                   2008          2007
------------- ---------------------- ------------- ------------- ---------------------- -------------
     6,081                  2,966            --         2,625                  1,920         1,342
        --                  3,928         3,069         5,113                  2,736         1,425
      (278)                  (813)         (103)         (719)                (2,031)         (847)
------------- ---------------------- ------------- ------------- ---------------------- -------------
     5,803                  6,081         2,966         7,019                  2,625         1,920
============= ====================== ============= ============= ====================== =============

                                     PIONEER VCT                             UIF EMERGING         UIF EMERGING            PIMCO VIT
PIONEER VCT EMERGING MARKETS       MID CAP VALUE  ROYCE SMALL-CAP            MARKETS DEBT       MARKETS EQUITY         LOW DURATION
         INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------------- -------------------- ------------------- ------------------- -------------------- --------------------
  2009             2008 (a)              2009 (b)         2009 (b)              2009 (b)             2009 (b)             2009 (c)
------- -------------------- -------------------- ------------------  ------------------- -------------------- --------------------
13,031                  --                    --               --                    --                   --                   --
26,780              13,166                   604            4,771                   302                  714               66,978
(2,234)               (136)                  (18)             (68)                  (79)                (272)                (528)
------- -------------------- -------------------- ------------------  ------------------ -------------------- --------------------
37,577              13,031                   586            4,703                   223                  442               66,450
======= ==================== ==================== ==================  ================== ==================== ====================

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Diversified          2009 11,480,151 13.61 - 55.09 257,391,816          5.15      0.45 - 0.90    16.25 - 17.30
  Investment Division              2008 12,136,197 11.61 - 46.97 235,715,981          2.81      0.45 - 0.90 (25.47) - (20.65)
                                   2007 12,715,624 15.43 - 38.69 334,245,436          2.54      0.45 - 0.90      4.96 - 8.02
                                   2006 13,096,726 14.57 - 36.86 331,432,719          2.44      0.40 - 0.90     7.38 - 10.53
                                   2005 13,638,816 13.18 - 33.65 319,750,423          1.57      0.40 - 0.90      2.13 - 3.05
MSF BlackRock Aggressive Growth    2009  9,655,662 15.15 - 56.68 187,532,635          0.20      0.45 - 0.90    48.10 - 49.44
  Investment Division              2008 10,226,808 10.19 - 37.93 134,277,037            --      0.45 - 0.90 (46.22) - (44.59)
                                   2007 10,673,487 18.84 - 26.64 260,061,815            --      0.45 - 0.90    19.53 - 20.60
                                   2006 11,198,297 15.63 - 22.09 228,717,595            --      0.40 - 0.90      5.76 - 6.75
                                   2005 11,502,614 14.64 - 20.73 222,219,970            --      0.40 - 0.90     9.72 - 10.70
MSF MetLife Stock Index            2009 36,924,505 10.69 - 47.90 597,707,546          2.70      0.45 - 0.90    25.11 - 26.26
  Investment Division              2008 36,120,853  8.47 - 37.94 472,610,929          1.94      0.45 - 0.90 (37.67) - (34.22)
                                   2007 34,637,993 13.47 - 39.67 748,068,488          1.03      0.45 - 0.90     4.28 - 10.73
                                   2006 33,607,228 12.80 - 38.04 707,564,793          1.97      0.40 - 0.90     8.73 - 15.48
                                   2005 32,156,989 11.08 - 33.24 605,569,341          1.56      0.40 - 0.90      3.71 - 4.64
MSF Artio International Stock      2009  3,130,833 11.77 - 17.48  45,163,862          0.71      0.45 - 0.90    21.07 - 22.17
  Investment Division              2008  3,272,041  9.71 - 14.31  38,994,328          3.13      0.45 - 0.90 (44.63) - (40.37)
                                   2007  3,371,026 17.46 - 23.95  72,704,709          1.05      0.45 - 0.90     9.36 - 11.35
                                   2006  3,412,213 15.68 - 21.90  67,509,144          1.40      0.40 - 0.90    14.38 - 16.49
                                   2005  3,294,341 13.71 - 18.97  56,855,714          0.60      0.40 - 0.90    16.95 - 18.00
MSF FI Mid Cap Opportunities       2009 13,682,438  5.17 - 14.67 166,025,413          1.52      0.45 - 0.90    32.60 - 33.81
  Investment Division              2008 13,704,583  3.86 - 10.96 124,838,700          0.41      0.45 - 0.90 (55.69) - (51.44)
                                   2007 13,843,071  8.63 - 24.16 283,077,852          0.13      0.45 - 0.90      7.38 - 8.34
                                   2006 14,298,595  7.97 - 22.36 271,463,672          0.01      0.45 - 0.90    10.85 - 28.32
                                   2005 14,520,500  7.12 - 20.08 247,745,972            --      0.45 - 0.90      5.97 - 6.92
MSF T. Rowe Price Small Cap Growth 2009  4,272,691 14.95 - 17.11  68,810,021          0.35      0.45 - 0.90    37.72 - 38.97
  Investment Division              2008  4,498,247 10.85 - 12.37  52,291,217            --      0.45 - 0.90 (36.76) - (33.41)
                                   2007  4,692,085 17.16 - 19.47  85,746,187            --      0.45 - 0.90      8.88 - 9.89
                                   2006  4,913,291 15.76 - 17.80  81,812,746            --      0.45 - 0.90      2.96 - 3.93
                                   2005  5,103,342  8.20 - 17.21  80,632,046            --      0.45 - 0.90    10.02 - 11.01
MSF Oppenheimer Global Equity      2009  2,111,250 18.03 - 20.23  38,882,417          2.57      0.45 - 0.90    39.06 - 40.31
  Investment Division              2008  2,250,790 12.94 - 14.42  29,644,684          2.15      0.45 - 0.90 (40.90) - (37.34)
                                   2007  2,347,437 21.71 - 24.18  52,072,709          1.10      0.45 - 0.90     5.53 - 10.86
                                   2006  2,344,938 20.38 - 22.70  48,944,535          2.49      0.45 - 0.90    11.00 - 16.59
                                   2005  2,314,718 17.48 - 19.47  41,604,796          0.55      0.45 - 0.90    15.19 - 16.22
MSF MFS Value Investment Division  2009  4,056,273 11.25 - 16.19  49,365,491            --      0.45 - 0.90    19.74 - 20.82
                                   2008  4,061,727  9.35 - 13.40  41,012,912          1.91      0.45 - 0.90 (34.05) - (17.37)
                                   2007  4,115,566 14.14 - 17.54  61,926,665          0.78      0.45 - 0.90   (4.67) - (3.48)
                                   2006  4,099,325 14.65 - 18.40  64,292,839          0.77      0.40 - 0.90    16.70 - 18.14
                                   2005  4,085,993 12.55 - 15.72  54,445,434          0.70      0.40 - 0.90   (2.26) - (1.38)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ------------- ----------- ------------- ---------------- -------------------
MSF Neuberger Berman Mid Cap       2009 3,292,949 16.29 - 24.19  63,957,799          1.58             0.90    46.77 - 48.10
  Value Investment Division        2008 3,355,424 11.10 - 16.33  44,065,744          0.85             0.90 (47.81) - (46.55)
                                   2007 3,292,329 21.27 - 30.68  82,005,373          0.55             0.90      2.51 - 3.45
                                   2006 3,225,765 20.75 - 29.66  77,735,349          0.48      0.40 - 0.90    10.46 - 11.46
                                   2005 2,912,765 18.79 - 26.61  63,152,395          0.29      0.40 - 0.90    11.27 - 12.27
MSF T. Rowe Price Large Cap Growth 2009 3,409,767  9.44 - 14.68  42,520,597          0.63             0.90    42.15 - 43.44
  Investment Division              2008 3,522,287  6.64 - 10.23  30,702,575          0.59             0.90 (41.89) - (38.27)
                                   2007 3,529,093 11.53 - 17.60  52,811,241          0.45             0.90      8.47 - 9.40
                                   2006 3,620,946 10.63 - 16.09  49,315,573          0.33      0.40 - 0.90    12.21 - 13.23
                                   2005 3,547,628  6.84 - 14.21  41,950,019          0.54      0.40 - 0.90      4.12 - 6.59
MSF Barclays Capital Aggregate     2009 5,979,612 15.94 - 18.02 106,351,639          5.95      0.45 - 0.90      4.22 - 5.17
  Bond Index Investment Division   2008 5,705,639 15.30 - 17.13  96,524,738          4.55      0.45 - 0.90      4.32 - 5.99
                                   2007 6,582,200 14.56 - 16.17 104,928,263          4.49      0.45 - 0.90     5.89 - 11.27
                                   2006 6,058,549 13.75 - 15.13  90,417,327          4.29      0.45 - 0.90    (0.88) - 4.15
                                   2005 5,619,973 13.32 - 14.53  80,547,413          3.76      0.45 - 0.90      1.16 - 2.06
MSF Morgan Stanley EAFE Index      2009 4,618,467 10.47 - 14.59  58,913,857          4.28      0.45 - 0.90    27.52 - 28.67
  Investment Division              2008 4,548,869  8.21 - 11.34  44,991,420          2.87      0.45 - 0.90 (42.58) - (40.15)
                                   2007 4,186,312 14.30 - 19.58  71,635,930          1.94      0.45 - 0.90     9.83 - 13.98
                                   2006 3,792,545 13.02 - 17.67  58,401,764          1.70      0.40 - 0.90    23.03 - 25.75
                                   2005 3,464,106 10.45 - 14.05  42,457,559          1.59      0.40 - 0.90    12.24 - 13.24
MSF Russell 2000 Index             2009 2,972,133 12.21 - 17.49  47,243,288          2.05      0.45 - 0.90    24.88 - 26.01
  Investment Division              2008 2,979,566  9.77 - 13.88  37,446,370          1.26      0.45 - 0.90 (34.09) - (30.11)
                                   2007 2,975,863 14.83 - 20.87  56,244,600          0.91      0.45 - 0.90    (2.43) - 2.72
                                   2006 2,884,744 15.20 - 21.19  55,288,989          0.81      0.45 - 0.90    12.11 - 17.99
                                   2005 2,619,288 13.00 - 17.96  42,636,846          0.74      0.45 - 0.90      3.57 - 4.50
MSF Jennison Growth                2009 1,148,604  5.77 - 12.74  13,473,347          0.19             0.90    38.73 - 39.99
  Investment Division              2008 1,170,101   4.12 - 9.10   9,813,769          2.43             0.90 (37.00) - (26.98)
  (Commenced 5/1/2005)             2007 1,203,057  6.48 - 13.98  15,741,716          0.42             0.90    10.62 - 11.66
                                   2006 1,356,790  5.81 - 12.52  14,099,259            --      0.40 - 0.90      1.88 - 2.82
                                   2005 1,147,750  5.65 - 12.19  13,084,245            --      0.40 - 0.90    20.77 - 21.49
MSF BlackRock Strategic Value      2009 4,279,459 14.59 - 15.93  67,433,059          1.12             0.90    12.14 - 13.15
  Investment Division              2008 4,285,033 12.90 - 14.08  59,706,219          0.54             0.90 (38.96) - (35.81)
                                   2007 4,450,536 20.94 - 22.86 100,708,365          0.30             0.90   (4.30) - (3.41)
                                   2006 4,494,782 21.68 - 23.68 105,414,517          0.31      0.40 - 0.90    15.68 - 16.74
                                   2005 4,485,936 18.58 - 20.28  90,122,911            --      0.40 - 0.90      3.23 - 4.15
MSF MetLife Mid Cap Stock Index    2009 3,313,158 14.93 - 16.39  53,691,851          1.81             0.90    35.77 - 36.99
  Investment Division              2008 3,450,115 10.90 - 11.97  40,733,135          1.41             0.90 (36.75) - (35.42)
                                   2007 3,466,871 17.07 - 18.75  63,959,203          0.75             0.90      6.83 - 7.82
                                   2006 3,270,208 15.84 - 17.39  56,090,136          1.19      0.48 - 0.90     9.11 - 10.09
                                   2005 2,985,941 14.39 - 15.80  46,523,277          0.67      0.48 - 0.90    11.28 - 12.27
MSF Loomis Sayles Small Cap Growth 2009   592,149   8.22 - 9.52   5,593,368            --             0.90    28.77 - 38.63
  Investment Division              2008   579,322   5.93 - 7.33   4,206,928            --             0.90 (41.67) - (36.32)
                                   2007   569,953 11.73 - 12.46   7,040,049            --             0.90      3.53 - 4.53
                                   2006   538,941 11.33 - 11.92   6,368,294            --             0.90     9.07 - 10.05
                                   2005   474,966  8.20 - 10.83   5,108,051            --             0.90     3.72 - 10.71

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Large Cap Value    2009 1,018,697     10.88 - 11.66 11,723,889          1.58             0.90    10.22 - 11.21
  Investment Division            2008   924,995      9.87 - 10.48  9,571,372          0.82             0.90 (35.46) - (30.94)
                                 2007   770,111     15.30 - 16.10 12,275,048          0.98             0.90      2.41 - 3.40
                                 2006   608,908      8.29 - 15.57  9,397,259          1.17             0.90    18.29 - 19.30
                                 2005   396,107     12.63 - 13.05  5,137,144          0.88             0.90      5.04 - 5.98
MSF Davis Venture Value          2009 1,661,533     11.63 - 38.43 52,773,242          1.57             0.90    30.80 - 31.99
  Investment Division            2008 1,580,625      8.81 - 29.12 38,001,762          1.34             0.90 (39.89) - (37.59)
                                 2007 1,479,707     14.53 - 42.17 58,550,244          0.77             0.90      3.65 - 4.56
                                 2006 1,301,427     13.90 - 40.33 49,859,713          0.85      0.40 - 0.90    13.55 - 14.62
                                 2005 1,739,984     12.13 - 35.19 43,993,114          0.65      0.40 - 0.90     9.32 - 10.30
MSF Loomis Sayles Small Cap Core 2009   116,312    12.58 - 278.66 14,825,414          0.28             0.90    29.08 - 30.25
  Investment Division            2008   116,157     9.66 - 213.94 11,034,259            --             0.90 (36.47) - (30.05)
                                 2007    98,083    15.07 - 333.74 15,771,472          0.08             0.90    10.90 - 11.90
                                 2006    78,273    13.47 - 298.24 12,333,660            --      0.40 - 0.90    15.64 - 16.72
                                 2005    39,978    11.54 - 255.61  8,114,417            --      0.40 - 0.90      6.00 - 6.96
MSF BlackRock Legacy Large Cap   2009   480,438      8.55 - 34.42  5,950,495          0.62             0.90    35.56 - 36.79
  Growth Investment Division     2008   413,693      6.25 - 25.16  3,786,888          0.43             0.90 (37.07) - (34.56)
                                 2007   265,094      9.85 - 14.78  3,824,550          0.19             0.90    17.60 - 18.77
                                 2006   190,308      8.29 - 12.45  2,269,333          0.16      0.48 - 0.90      3.23 - 4.13
                                 2005 1,201,181      7.96 - 11.96 10,109,046          0.39      0.48 - 0.90      6.05 - 7.00
MSF BlackRock Bond Income        2009 3,849,026     16.17 - 76.59 82,419,233          7.04      0.45 - 0.90      8.49 - 9.47
  Investment Division            2008 4,137,787     14.77 - 69.96 81,985,350          5.16      0.45 - 0.90   (4.31) - (3.43)
                                 2007 4,467,585     15.30 - 31.06 92,436,358          3.24      0.45 - 0.90     5.36 - 12.31
                                 2006 4,668,001     14.39 - 29.48 92,311,177          5.74      0.40 - 0.90    (2.17) - 4.43
                                 2005 5,010,744     13.78 - 28.49 94,693,129          3.93      0.40 - 0.90      1.50 - 2.41
MSF FI Value Leaders             2009   478,934      9.14 - 30.11  5,481,161          2.80             0.90    20.75 - 21.85
  Investment Division            2008   451,406      7.50 - 24.71  4,225,438          1.93             0.90 (39.49) - (34.25)
                                 2007   440,904     12.29 - 15.50  6,742,764          0.91             0.90      3.22 - 4.24
                                 2006   393,835     11.79 - 14.87  5,778,898          1.00      0.40 - 0.90    10.97 - 11.91
                                 2005   248,972     10.54 - 13.29  3,262,874          1.04      0.40 - 0.90     9.71 - 10.69
MSF Met/Artisan Mid Cap Value    2009   191,339    35.18 - 217.89 41,071,915          1.13             0.90    40.30 - 41.56
  Investment Division            2008   196,801    24.85 - 153.92 29,975,616          0.37             0.90 (46.49) - (42.81)
                                 2007   191,591   268.52 - 285.05 54,129,720          0.56             0.90   (7.67) - (6.84)
                                 2006   191,529   290.84 - 305.98 58,176,504          0.30             0.90    11.45 - 12.45
                                 2005   182,165   260.95 - 272.09 49,251,761          0.04             0.90      9.00 - 9.98
MSF Western Asset Management     2009 1,115,618     17.25 - 29.46 20,580,082          6.60             0.90    31.04 - 32.22
  Strategic Bond Opportunities   2008 1,106,833     13.17 - 22.28 15,464,462          4.07             0.90 (15.76) - (14.42)
  Investment Division            2007 1,117,386     15.63 - 16.60 18,372,006          2.67             0.90      3.10 - 4.08
                                 2006   998,939     15.16 - 15.95 15,802,133          4.79             0.90      3.38 - 4.33
                                 2005   843,296     14.56 - 15.19 12,708,706          3.01             0.90      1.92 - 2.83
MSF Western Asset Management     2009 1,063,071     14.38 - 21.41 16,359,270          4.49             0.90      3.40 - 4.33
  U.S. Government                2008 1,059,598     13.91 - 20.52 15,636,881          4.27             0.90   (1.23) - (0.36)
  Investment Division            2007 1,066,735     14.08 - 14.95 15,797,381          2.66             0.90      3.38 - 4.33
                                 2006   988,756     13.62 - 14.33 14,050,390          3.26             0.90      3.25 - 4.19
                                 2005   879,572     13.19 - 13.75 12,014,309          1.33             0.90      0.82 - 1.72

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------- --------------------------------------------------
                                                      UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Money Market         2009 1,962,757     17.82 - 17.98 35,228,518          0.45             0.90    (0.48) - 0.42
  Investment Division              2008 3,533,477     17.90 - 17.91 63,265,014          2.81             0.90      1.92 - 2.84
                                   2007 3,638,086     17.41 - 17.57 63,398,057          4.94             0.90      4.15 - 5.07
                                   2006 3,575,759     16.57 - 16.87 59,328,821          4.81      0.40 - 0.90      3.86 - 4.82
                                   2005 1,760,759     12.92 - 16.24 28,027,973          2.78      0.40 - 0.90      1.97 - 2.89
MSF MFS Total Return               2009   580,613     11.70 - 60.20  7,134,157          4.19             0.90    17.54 - 18.60
  Investment Division              2008   469,855      9.95 - 50.76  4,861,537          3.50             0.90 (22.84) - (20.13)
                                   2007   418,473     12.90 - 13.33  5,549,510          1.97             0.90      3.45 - 4.39
                                   2006   297,430     12.47 - 12.77  3,781,921          3.21      0.40 - 0.90    11.19 - 12.18
                                   2005   190,293     11.21 - 11.68  2,159,396          1.64      0.40 - 0.90      2.20 - 7.66
MSF MetLife Conservative           2009   179,332    11.74 - 121.06  2,188,237          3.20             0.90    19.65 - 20.73
  Allocation Investment Division   2008   133,696      9.82 - 10.14  1,350,130          1.41             0.90 (14.87) - (13.89)
  (Commenced 5/1/2005)             2007    66,558     11.53 - 11.81    784,035            --             0.90      4.82 - 5.73
                                   2006    44,128     11.00 - 11.17    492,252          2.90             0.90      6.27 - 7.27
                                   2005    11,372     10.35 - 10.41    118,225          0.63             0.90      3.51 - 4.13
MSF MetLife Conservative to        2009   443,689    11.47 - 118.05  5,262,543          3.27             0.90    22.89 - 24.00
  Moderate Allocation              2008   336,506       9.33 - 9.64  3,218,477          1.34             0.90 (22.11) - (20.23)
  Investment Division              2007   244,254     11.98 - 12.27  2,977,400            --             0.90      4.08 - 5.05
  (Commenced 5/1/2005)             2006   161,903     11.51 - 11.68  1,884,052          2.36             0.90      8.80 - 9.74
                                   2005    54,464     10.58 - 10.64    578,511          0.77             0.90      5.80 - 6.43
MSF MetLife Moderate Allocation    2009 2,488,914    11.09 - 114.33 28,790,175          3.09             0.90    25.71 - 26.84
  Investment Division              2008 2,031,439      8.82 - 90.36 18,535,109          1.08             0.90 (29.06) - (26.51)
  (Commenced 5/1/2005)             2007 1,452,241     12.44 - 12.74 18,395,945          0.19             0.90      3.58 - 4.51
                                   2006   775,138     12.01 - 12.19  9,406,274          1.48             0.90    11.20 - 12.19
                                   2005   133,610     10.80 - 10.87  1,449,435          0.83             0.90      8.02 - 8.66
MSF MetLife Moderate to Aggressive 2009 4,732,679    10.68 - 110.06 52,449,221          2.75             0.90    28.27 - 29.43
  Allocation Investment Division   2008 3,956,910       8.33 - 8.61 33,871,944          0.84             0.90 (35.55) - (32.36)
  (Commenced 5/1/2005)             2007 2,499,351     12.92 - 13.23 32,935,899          0.19             0.90      3.19 - 4.09
                                   2006 1,098,433     12.52 - 12.71 13,918,465          1.07             0.90    13.54 - 14.57
                                   2005   212,022     11.03 - 11.09  2,349,403          0.77             0.90    10.28 - 10.94
MSF MetLife Aggressive Allocation  2009   993,895    10.23 - 105.27 10,645,616          2.32             0.90    30.74 - 31.92
  Investment Division              2008   851,068      7.82 - 80.06  6,897,699          0.76             0.90 (40.83) - (37.15)
  (Commenced 5/1/2005)             2007   608,756     13.22 - 13.54  8,191,098          0.22             0.90      2.56 - 3.52
                                   2006   225,274     12.89 - 13.08  2,934,559          0.67             0.90    15.05 - 16.04
                                   2005    40,224     11.20 - 11.27    452,673          0.73             0.90    12.05 - 12.72
Janus Aspen Janus                  2009   718,894              9.22  6,630,451          0.54               --            36.35
  Investment Division              2008   685,791              6.76  4,638,873          0.74               --           (39.71)
                                   2007   643,417             11.22  7,219,885          0.74               --            15.08
                                   2006   595,051              9.75  5,801,609          0.49      0.48 - 0.60            11.38
                                   2005   563,653              8.75  4,934,074          0.33      0.48 - 0.60             4.29
Janus Aspen Balanced               2009    99,381             15.00  1,490,464          2.93               --            25.58
  Investment Division              2008    20,633             11.94    246,409          3.65               --           (16.08)
                                   2007     5,625             14.23     80,035          3.00               --            10.31
                                   2006       179             12.90      2,311          1.92             0.48            10.41
                                   2005       187             11.68      2,186          2.07             0.60             7.66

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------ -------------------------------------------------
                                                       UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                           LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                             UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           ------- ----------------- ---------- ------------- ---------------- ------------------
Janus Aspen Forty Investment Division 2009  61,130             15.56    950,941          0.01               --           46.01
  (Commenced 5/3/2004 and began       2008  45,182             10.65    475,295          0.01               --          (44.31)
  transactions in 2006)               2007  27,126             19.13    518,927          0.25               --           36.64
                                      2006   7,954             14.00    111,362          0.14             0.48            9.11
Janus Aspen Overseas                  2009   3,135             26.19     82,093          0.46               --           79.07
  Investment Division                 2008   1,777             14.62     25,984            --               --          (52.68)
  (Commenced 4/28/2008)
Janus Aspen Perkins Mid Cap Value     2009  93,285             15.04  1,402,749          0.44               --           32.92
  Investment Division                 2008  13,293             11.31    150,387          0.81               --          (28.41)
  (Commenced 4/28/2008)
AIM V.I. Global Real Estate           2009  59,960             25.13  1,506,522            --               --           31.53
  Investment Division                 2008  76,172             19.10  1,455,085          5.47               --          (44.65)
                                      2007  74,508             34.51  2,571,266          5.97               --          (12.34)
                                      2006  70,179             39.37  2,762,613          1.18      0.40 - 0.60           42.62
                                      2005  63,997             27.61  1,747,819          1.18      0.40 - 0.60           15.46
AIM V.I. International Growth         2009   1,080             17.00     18,360          1.38               --           35.24
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
FTVIPT Templeton Foreign Securities   2009 520,792             15.24  7,935,141          3.61               --           37.34
  Investment Division                 2008 527,866             11.09  5,856,168          2.58               --          (40.23)
                                      2007 504,436             18.56  9,363,624          2.07               --           15.78
                                      2006 471,719             16.03  7,566,317          1.35      0.48 - 0.60           21.69
                                      2005 488,477             13.17  6,438,080          1.22      0.48 - 0.60           10.48
FTVIPT Mutual Global                  2009  54,588             16.17    882,515          0.75               --           23.31
  Discovery Securities                2008 140,006             13.11  1,835,518          2.51               --          (28.44)
  Investment Division                 2007  93,103             18.32  1,706,062          1.59               --           11.84
                                      2006  54,880             16.38    899,109          0.99      0.40 - 0.48           23.03
                                      2005   9,138             13.31    121,664          1.34      0.40 - 0.48           15.97
FTVIPT Templeton Global Bond          2009     204             18.12      3,704            --               --           95.55
  Securities Investment Division
  (Commenced 5/4/2009)
AllianceBernstein Global Thematic     2009  25,043              5.17    129,504            --               --           53.14
  Growth Investment Division          2008  14,644              3.38     49,447            --               --          (47.48)
                                      2007   8,261              6.43     53,097            --               --           19.96
                                      2006  11,769              5.36     63,091            --      0.40 - 0.60            8.36
                                      2005   8,553              4.95     42,308            --      0.40 - 0.60            3.65
AllianceBernstein Intermediate Bond   2009   2,242             12.62     28,308          4.18               --           18.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- -------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Contrafund            2009   332,757          11.99   3,988,185          1.48               --            35.66
  Investment Division              2008   218,160           8.83   1,927,330          0.90               --           (42.60)
                                   2007   188,529          15.39   2,902,318          0.91               --            11.44
                                   2006   151,404          13.81   2,091,319          1.15      0.40 - 0.60            11.57
                                   2005    74,414          12.38     921,114          0.21      0.40 - 0.60            16.85
Fidelity VIP Asset Manager: Growth 2009   181,097           9.51   1,722,435          1.60               --            32.79
  Investment Division              2008   126,890           7.16     908,867          1.87               --           (35.88)
                                   2007   112,746          11.17   1,259,390          4.07               --            18.83
                                   2006   102,160           9.40     958,076          1.87             0.48             6.89
                                   2005    80,752           8.79     708,401          2.58             0.48             3.79
Fidelity VIP Investment Grade Bond 2009    18,087          12.93     233,950         10.75               --            15.67
  Investment Division              2008     3,908          11.18      43,701          1.19               --            (3.35)
                                   2007    73,675          11.57     852,372          0.68               --             4.23
                                   2006     3,341          11.10      36,978          4.18      0.40 - 0.48             4.28
                                   2005     3,156          10.64      33,484          2.35      0.40 - 0.48             2.08
Fidelity VIP Equity-Income         2009    23,778          10.34     245,766          1.95               --            30.03
  Investment Division              2008    72,691           7.95     577,801          1.89               --           (42.69)
                                   2007    87,700          13.87   1,216,664          3.23               --            (0.93)
                                   2006    30,951          14.00     433,176          3.96      0.40 - 0.48            20.07
                                   2005     2,190          11.66      25,408          1.05      0.40 - 0.48             5.76
Fidelity VIP High Income           2009     3,001          13.63      40,915         26.74               --            43.96
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Fidelity VIP Mid Cap               2009    10,051          21.48     215,869          0.29               --            39.75
  Investment Division              2008     2,071          15.37      31,825          0.15               --           (46.25)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2010          2009     1,541   9.44 - 12.05      14,548          3.32             0.45    23.72 - 24.27
  Investment Division              2008     3,089    7.63 - 9.69      23,569          6.53             0.45 (23.71) - (23.48)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2020          2009    56,341   8.91 - 11.94     648,511          4.16             0.45    28.40 - 28.97
  Investment Division              2008     4,617    6.94 - 9.26      37,721          4.51             0.45 (30.60) - (30.39)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2030          2009     3,665   8.43 - 11.50      31,738          2.47             0.45    31.07 - 31.66
  Investment Division              2008     3,324    6.43 - 8.74      21,387          6.89             0.45 (35.65) - (35.46)
  (Commenced 4/28/2008)
American Funds Growth              2009 1,419,237 17.62 - 192.80 109,197,492          0.67             0.90    38.16 - 39.41
  Investment Division              2008 1,382,286 12.64 - 138.29  76,515,292          0.86             0.90  (44.47) - 27.72
                                   2007 1,218,654 94.52 - 100.35 121,273,017          0.82             0.90    11.33 - 12.35
                                   2006 1,094,384  84.90 - 89.32  97,034,740          0.86             0.90     9.24 - 10.22
                                   2005   898,134  77.72 - 81.04  72,331,242          0.74             0.90    15.16 - 16.19

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------- --------------------------------------------------
                                                        UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                            LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                              UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                          --------- ----------------- ---------- ------------- ---------------- -------------------
American Funds Growth-Income         2009 1,491,242    41.56 - 136.83 66,537,414          1.65             0.90    30.07 - 31.24
  Investment Division                2008 1,461,879    31.95 - 104.26 49,610,668          1.79             0.90 (38.41) - (35.35)
                                     2007 1,381,044     51.88 - 55.07 75,370,228          1.59             0.90      4.11 - 5.04
                                     2006 1,228,077     49.83 - 52.43 63,898,091          1.68             0.90    14.17 - 15.21
                                     2005 1,035,047     43.64 - 45.51 46,794,725          1.44             0.90      4.89 - 5.83
American Funds Global Small          2009 2,152,577     24.42 - 30.34 56,054,284          0.29             0.90    59.85 - 61.30
  Capitalization Investment Division 2008 2,098,117     15.27 - 18.81 33,880,750            --             0.90 (53.94) - (48.89)
                                     2007 1,945,062     33.16 - 35.20 67,615,279          3.01             0.90    20.32 - 21.42
                                     2006 1,521,701     27.56 - 28.99 43,642,742          0.46             0.90    22.97 - 24.05
                                     2005 1,088,603     22.41 - 23.37 25,231,190          0.89             0.90    24.24 - 25.35
American Funds Bond                  2009   335,183     10.81 - 18.79  3,760,642          3.37             0.90    11.60 - 12.61
  Investment Division                2008   317,147      9.69 - 16.69  3,143,128          5.80             0.90  (10.12) - (9.37)
  (Commenced 5/1/2006)               2007   291,647     10.78 - 10.95  3,182,415         10.03             0.90      6.52 - 7.56
                                     2006    63,414     10.12 - 10.18    644,176          0.87             0.90      1.20 - 1.80
American Funds International         2009    17,214             27.03    465,344          1.51               --            43.07
  Investment Division                2008     2,335             18.89     44,134          2.51               --           (39.19)
  (Commenced 4/28/2008)
American Funds U.S.                  2009     4,564             19.77     90,231          3.32               --             2.50
  Government/AAA Rated Securities    2008     1,808             19.29     34,883          2.26               --             6.61
  Investment Division
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth    2009 1,754,850      8.93 - 14.35 16,772,681            --             0.90    44.54 - 45.85
  Investment Division                2008 1,702,757       6.18 - 9.87 11,162,717          0.07             0.90 (40.16) - (37.28)
                                     2007 1,587,296     10.32 - 16.38 17,384,199          0.21             0.90    16.74 - 17.85
                                     2006 1,338,870      8.84 - 13.92 12,401,292            --      0.60 - 0.90      5.66 - 6.60
                                     2005 1,132,034      8.37 - 13.11  9,817,802            --      0.60 - 0.90    13.85 - 14.87
MIST MFS Research International      2009   885,756     13.14 - 15.26 13,178,754          3.35             0.90    30.75 - 31.93
  Investment Division                2008   870,603      9.99 - 11.57  9,814,566          2.06             0.90 (42.78) - (41.00)
                                     2007   695,827     17.33 - 20.03 13,629,924          1.44             0.90    12.59 - 13.61
                                     2006   566,593     15.30 - 17.63  9,803,525          1.59             0.90    25.80 - 26.90
                                     2005   294,107     12.09 - 13.89  4,058,072          0.63             0.90     6.38 - 16.77
MIST PIMCO Total Return              2009 2,378,221     16.46 - 17.80 41,820,317          7.36             0.90    17.33 - 18.39
  Investment Division                2008 2,287,745     14.03 - 15.03 34,041,059          3.92             0.90    (1.28) - 0.61
                                     2007 2,175,489     14.07 - 14.94 32,210,481          3.46             0.90      6.91 - 7.87
                                     2006 2,039,385     13.16 - 13.85 28,016,253          2.73             0.90      3.85 - 4.81
                                     2005 1,849,249     12.67 - 13.21 24,263,960          0.06             0.90      1.55 - 2.46
MIST RCM Technology                  2009 2,111,049       5.87 - 6.34 13,221,048            --             0.90    57.74 - 59.17
  Investment Division                2008 1,806,845       3.72 - 3.99  7,121,496         13.07             0.90 (44.79) - (37.82)
                                     2007 1,867,295       6.74 - 7.15 13,231,277            --             0.90    30.62 - 31.68
                                     2006 1,395,573       5.16 - 5.43  7,523,569            --             0.90      4.51 - 5.47
                                     2005 1,334,943       4.94 - 5.15  6,824,691            --             0.90    10.36 - 11.35
MIST Lord Abbett Bond Debenture      2009 1,300,112     17.61 - 26.05 26,033,742          7.18      0.45 - 0.90    35.89 - 37.12
  Investment Division                2008 1,205,110     12.96 - 19.00 17,548,678          4.38      0.45 - 0.90 (19.13) - (18.40)
                                     2007 1,249,287     16.02 - 19.29 22,262,379          5.32      0.45 - 0.90     5.88 - 14.15
                                     2006 1,162,806     14.77 - 18.05 19,368,414          6.71      0.40 - 0.90      1.42 - 9.34
                                     2005 1,085,144     13.96 - 16.51 16,531,209          4.70      0.40 - 0.90      0.90 - 1.81

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------- --------------------------------------------------
                                                     UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ----------------- ---------- ------------- ---------------- -------------------
MIST Lazard Mid Cap               2009   362,314     11.09 - 14.71  4,569,758          1.34             0.90    35.92 - 37.14
  Investment Division             2008   371,732      8.11 - 10.73  3,422,640          1.17             0.90 (38.70) - (36.07)
                                  2007   340,316     13.14 - 15.10  5,084,696          0.63             0.90   (3.37) - (2.45)
                                  2006   261,764     14.85 - 15.48  4,020,887          0.52             0.90     6.62 - 14.86
                                  2005   226,296     11.78 - 13.48  3,034,264          0.41             0.90      7.44 - 8.40
MIST Met/AIM Small Cap Growth     2009   268,049     12.01 - 14.58  3,392,636            --             0.90    33.01 - 34.21
  Investment Division             2008   230,618      9.03 - 10.86  2,187,257            --             0.90 (38.73) - (34.43)
                                  2007   208,985     14.84 - 15.62  3,233,322            --             0.90    10.42 - 11.41
                                  2006   170,794     13.44 - 14.02  2,376,804            --             0.90     3.77 - 13.93
                                  2005   129,221     11.71 - 12.31  1,587,237            --             0.90     7.63 - 10.16
MIST Harris Oakmark International 2009 1,439,875     17.38 - 18.61 26,459,351          7.87             0.90    54.07 - 55.46
  Investment Division             2008 1,337,674     11.28 - 11.97 15,844,670          1.96             0.90 (41.26) - (37.26)
                                  2007 1,335,770     19.20 - 20.20 26,700,786          0.89             0.90   (1.74) - (0.83)
                                  2006 1,060,490     19.54 - 20.37 21,411,537          2.33             0.90    28.05 - 29.18
                                  2005   636,793     15.26 - 15.77  9,973,856          0.16             0.90    13.47 - 14.48
MIST Legg Mason Partners          2009   918,435       6.11 - 7.30  6,533,459          0.12             0.90    32.26 - 33.45
  Aggressive Growth               2008   929,444       4.59 - 5.47  4,956,827          0.01             0.90 (39.49) - (36.35)
  Investment Division             2007   893,124       7.54 - 8.82  7,804,601          0.22             0.90      1.71 - 2.56
                                  2006   908,926       7.37 - 8.60  7,744,433            --      0.48 - 0.90   (2.53) - (1.60)
                                  2005   844,525       7.50 - 8.74  7,322,996            --      0.48 - 0.90    12.83 - 13.84
MIST Lord Abbett Growth and       2009   585,353              8.82  5,163,011          2.45               --            18.67
  Income Investment Division      2008   569,914      7.43 - 48.32  4,235,811          1.80               -- (36.20) - (32.76)
                                  2007   539,972             11.65  6,289,386          1.00               --             4.02
                                  2006   523,423             11.20  5,861,368          0.03      0.40 - 0.60            18.05
                                  2005   342,402      9.49 - 12.19  4,160,587          0.10      0.40 - 0.60      3.68 - 4.62
MIST Clarion Global Real Estate   2009 1,332,507     13.00 - 13.68 18,066,465          3.50             0.90    33.91 - 35.12
  Investment Division             2008 1,247,223      9.71 - 10.12 12,525,455          2.00             0.90 (44.73) - (41.56)
                                  2007 1,071,638     16.76 - 17.32 18,432,903          1.09             0.90 (15.57) - (14.81)
                                  2006   939,464     19.85 - 20.33 18,987,194          1.01      0.40 - 0.90    36.70 - 37.93
                                  2005   503,432     14.52 - 14.74  7,394,991            --      0.40 - 0.90    12.60 - 13.61
MIST Van Kampen Mid Cap Growth    2009    23,317     13.14 - 14.13    306,427            --               --    57.27 - 57.83
  Investment Division             2008     1,987       8.35 - 8.96     16,600          1.36               -- (46.77) - (43.85)
  (Commenced 5/3/2004 and began   2007     2,000             15.69     31,371            --               --            23.52
  transactions in 2007)
MIST Lord Abbett Mid Cap Value    2009     9,319             11.11    103,521          2.10               --            26.53
  Investment Division             2008    10,463              8.78     91,851          0.25               --           (38.78)
                                  2007     4,638             14.34     66,500          0.94               --             0.63
                                  2006     2,988             14.25     42,580          0.54      0.48 - 0.60            12.16
                                  2005     2,543             12.71     32,304          0.86      0.48 - 0.60             8.05
MIST Third Avenue Small Cap       2009    66,457             13.56    900,994          0.62               --            26.45
  Value Investment Division       2008    22,742             10.72    243,831          0.70               --           (29.73)
                                  2007    24,943             15.28    381,064          0.85               --            (2.98)
                                  2006    17,494             15.75    275,584          0.11      0.48 - 0.60            13.11
                                  2005     2,073             13.92     28,860            --      0.40 - 0.60            15.48

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- -------------- ----------- ------------- ---------------- -------------------
MIST Oppenheimer Capital           2009    155,544   9.02 - 10.61   1,631,638            --             0.90    42.73 - 44.02
  Appreciation Investment Division 2008    114,986    6.26 - 7.37     841,297          3.67             0.90 (46.29) - (43.37)
  (Commenced 5/1/2005)             2007     70,634  13.27 - 13.59     955,427          0.11             0.90    13.42 - 14.49
                                   2006     27,796  11.70 - 11.87     329,300          0.26             0.90      6.88 - 7.78
                                   2005     10,588  10.95 - 11.01     116,310          0.13             0.90      9.21 - 9.86
MIST Legg Mason Value Equity       2009    615,613    6.18 - 7.17   4,100,190          1.81             0.90    36.55 - 37.79
  Investment Division              2008    576,603    4.53 - 5.20   2,788,353          0.32             0.90 (54.82) - (47.12)
  (Commenced 5/1/2006)             2007    511,093  10.02 - 11.42   5,435,902            --             0.90   (6.62) - (5.70)
                                   2006    490,888  10.73 - 12.11   5,537,660          0.16      0.48 - 0.90     7.73 - 27.65
MIST SSgA Growth ETF               2009    181,473   9.61 - 10.74   1,789,007          1.53             0.90    28.34 - 29.51
  Investment Division              2008     59,898    7.48 - 8.29     457,331          1.65             0.90 (33.42) - (30.82)
  (Commenced 5/1/2006)             2007     56,164  11.24 - 11.41     639,459            --             0.90      4.95 - 5.94
                                   2006     16,395  10.71 - 10.77     176,315          2.52             0.90      7.10 - 7.70
MIST SSgA Growth and Income ETF    2009    149,333  10.31 - 11.31   1,581,109          1.61             0.90    23.84 - 24.96
  Investment Division              2008     39,742    8.33 - 9.05     336,449          1.95             0.90 (25.54) - (23.99)
  (Commenced 5/1/2006)             2007     30,551  11.18 - 11.35     345,473            --             0.90      4.78 - 5.78
                                   2006     10,875  10.67 - 10.73     116,548          3.14             0.90      6.70 - 7.30
MIST PIMCO Inflation               2009    618,801  12.12 - 14.47   7,734,444          3.75             0.90    17.31 - 18.37
  Protected Bond                   2008    523,888  10.33 - 12.23   5,523,166          3.28             0.90   (9.73) - (6.61)
  Investment Division              2007     80,592  11.16 - 11.33     911,539          1.27             0.90    10.06 - 11.08
  (Commenced 5/1/2006)             2006     12,722  10.14 - 10.20     129,728            --             0.90      1.40 - 2.00
MIST BlackRock Large Cap Core      2009 14,107,746   7.50 - 32.93 291,577,776          1.61      0.45 - 0.90    18.37 - 19.43
  Investment Division              2008 14,670,780   6.31 - 27.82 258,799,279          0.70      0.45 - 0.90 (37.68) - (31.87)
   (Commenced 4/30/2007)           2007 15,352,126  10.08 - 44.64 436,975,682            --      0.45 - 0.90      0.80 - 6.77
MIST Janus Forty                   2009  1,122,196 10.08 - 323.68  12,100,411            --             0.90    41.93 - 43.21
  Investment Division              2008    943,170  7.10 - 226.02   6,915,393          4.58             0.90 (44.68) - (41.84)
  (Commenced 4/30/2007)            2007    281,380  12.33 - 12.40   3,487,948            --             0.90    23.30 - 24.00
MIST Dreman Small Cap Value        2009      1,271          13.49      17,136            --               --            29.09
  Investment Division              2008         11          10.45         120            --               --           (25.08)
  (Commenced 4/28/2008)
MIST American Funds                2009     23,102           9.21     212,728            --               --            30.06
  Balanced Allocation              2008      1,427           7.08      10,107          5.25               --           (29.27)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009     15,564           8.67     134,986            --               --            34.36
  Growth Allocation                2008      2,439           6.45      15,747          8.38               --           (35.51)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009      9,961           9.63      95,893            --               --            23.90
  Moderate Allocation              2008        593           7.77       4,607          6.80               --           (22.46)
  Investment Division
  (Commenced 4/28/2008)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ -------------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------------- ------------------
MIST Met/Franklin Income        2009   5,364             10.35     55,505            --               --           28.05
  Investment Division           2008   2,408              8.08     19,461          4.29               --          (19.19)
  (Commenced 4/28/2008)
MIST Met/Franklin Mutual Shares 2009   2,904              8.36     24,280            --               --           25.15
  Investment Division           2008   1,208              6.68      8,064          3.53               --          (33.20)
  (Commenced 4/28/2008)
MIST Met/Franklin               2009  21,298              9.16    195,055            --               --           28.84
  Templeton Founding Strategy   2008   1,503              7.11     10,681          7.79               --          (28.92)
  Investment Division
  (Commenced 4/28/2008)
MIST Met/Templeton Growth       2009   2,173              8.83     19,197          0.02               --           33.08
  Investment Division           2008     480              6.64      3,188          1.08               --          (33.62)
  (Commenced 4/28/2008)
MIST Pioneer Fund               2009  20,277             11.79    239,136            --               --           17.93
  Investment Division
  (Commenced 5/4/2009)
American Century VP Vista       2009  13,115             11.17    146,455            --               --           22.47
  Investment Division           2008   8,686              9.12     79,193            --               --          (48.63)
                                2007   1,642             17.75     29,133            --               --           39.76
                                2006   1,963             12.70     24,927            --             0.40            9.03
                                2005   1,252             11.65     14,583            --             0.40            8.13
Delaware VIP Small Cap Value    2009  16,198             14.08    228,031          1.34               --           31.56
  Investment Division           2008  59,279             10.70    634,305          0.47               --          (30.06)
                                2007  67,044             15.30  1,025,844          0.21               --           (6.82)
                                2006  31,911             16.42    524,104          0.02             0.48           15.86
                                2005   9,876             14.17    139,966          0.26             0.48           17.85
Dreyfus VIF International Value 2009  21,676             13.46    291,742          3.77               --           30.67
  Investment Division           2008  33,156             10.30    341,560          2.14               --          (37.50)
                                2007  42,550             16.48    701,093          1.66               --            3.97
                                2006  45,198             15.85    716,432            --      0.40 - 0.48           22.35
                                2005  14,559             12.95    188,477            --      0.40 - 0.48           11.69
Goldman Sachs Mid Cap Value     2009  27,552             11.92    328,341          1.09               --           33.15
  Investment Division           2008 102,102              8.95    913,808          1.06               --          (37.33)
                                2007  84,789             14.28  1,210,921          1.16               --           (0.70)
                                2006  18,361             14.38    263,966          1.82      0.40 - 0.48           16.17
                                2005   3,769             12.38     46,646          0.91      0.40 - 0.48           12.83
Goldman Sachs Structured        2009   7,623              9.25     70,508          1.46               --           27.67
  Small Cap Equity              2008   6,818              7.24     49,396          0.66               --          (33.96)
  Investment Division           2007  12,264             10.97    134,527          0.51               --          (17.46)
                                2006   6,743             13.29     89,590          0.87             0.48           12.30
                                2005   4,239             11.83     50,166          0.45             0.48            6.07

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------ -------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ----------------- ---------- ------------- ---------------- ------------------
MFS VIT High Income               2009   9,209             12.80    117,897          1.48               --           45.22
  Investment Division             2008     354              8.82      3,111         10.38               --          (28.67)
                                  2007   1,776             12.36     21,944          9.79               --            1.56
                                  2006   6,738             12.17     82,011          5.42      0.40 - 0.48            9.98
                                  2005   6,238             11.07     69,027         11.32      0.40 - 0.48            2.05
MFS VIT Global Equity             2009   5,543             14.23     78,884          2.04               --           31.80
  Investment Division             2008   5,386             10.80     58,159          0.76               --          (33.95)
                                  2007   3,948             16.35     64,569          1.71               --            8.93
                                  2006   1,789             15.01     26,856            --      0.40 - 0.48           24.04
                                  2005      --                --         --            --               --              --
MFS VIT New Discovery             2009     396             12.70      5,029            --               --           62.92
  Investment Division             2008     249              7.80      1,942            --               --          (39.52)
  (Commenced 5/3/2004 and began   2007     253             12.89      3,269            --               --            2.25
  transactions in 2007)
MFS VIT Value Investment Division 2009   5,803             12.75     74,001          1.24               --           22.45
  (Commenced 5/3/2004 and began   2008   6,081             10.41     63,334          6.73               --          (32.72)
  transactions in 2007)           2007   2,966             15.48     45,933            --               --            7.56
Van Kampen LIT Government         2009   7,019             12.11     85,035          6.08               --            0.86
  Investment Division             2008   2,625             12.01     31,526          5.03               --            1.53
                                  2007   1,920             11.83     22,716          5.06               --            6.96
                                  2006   1,342             11.06     14,833          4.52             0.40            3.14
                                  2005   1,272             10.72     13,636            --             0.40            3.28
Wells Fargo VT Total Return Bond  2009  39,845             13.42    534,737          4.42               --           12.00
  Investment Division             2008  15,329             11.98    183,674          4.82               --            2.41
                                  2007   9,697             11.70    113,479          4.64               --            6.17
                                  2006   5,553             11.02     61,191          4.43             0.40            3.79
                                  2005   1,620             10.62     17,199          3.06             0.40            1.90
Wells Fargo VT Money Market       2009 104,453             11.54  1,205,652          0.15               --            0.11
  Investment Division             2008 181,207             11.53  2,089,402          2.24               --            2.31
  (Commenced 5/3/2004 and began   2007 181,995             11.27  2,051,734          4.42               --            4.64
  transactions in 2006)           2006  91,188             10.77    982,114          2.41             0.40            4.39
Pioneer VCT Emerging Markets      2009  37,577             20.55    772,123          0.96               --           74.02
  Investment Division             2008  13,031             11.81    153,859            --               --          (55.11)
  (Commenced 4/28/2008)
Pioneer VCT Mid Cap Value         2009     586             36.55     21,403            --               --           25.58
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Royce Small-Cap                   2009   4,703             12.43     58,471            --               --           35.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------- ----------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                      ------ ----------------- ---------- ------------- ---------------- ---------------
UIF Emerging Markets Debt        2009    223             25.82      5,747          2.19               --           30.21
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
UIF Emerging Markets Equity      2009    442             12.76      5,643            --               --           69.84
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
PIMCO VIT Low Duration           2009 66,450             11.06    734,746          1.55               --           10.57
  Investment Division
  (Commenced 5/4/2009)

(1) The Company sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(3) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Division.

This page is intentionally left blank.

                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                               NEW YORK, NY 10166

                                     RECEIPT


This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #253) dated May 1, 2010. This Variable Life Insurance Policy is offered by Metropolitan Life Insurance Company.



--------------------------------    --------------------------------
             (Date)                       (Client's Signature)

                              EQUITY ADVANTAGE VUL

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                      METROPOLITAN LIFE SEPARATE ACCOUNT UL
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2010



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2010 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to Metropolitan Life Insurance Company, P.O. Box 543, Warwick, RI 02887-0543.




                                      SAI-1

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Separate Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Payment of Proceeds.................................................    SAI-4
  Payment Options.....................................................    SAI-4
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-4
  Group or Sponsored Arrangements.....................................    SAI-4
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-5
LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY.....................    SAI-5
MISSTATEMENT OF AGE OR SEX............................................    SAI-5
REPORTS...............................................................    SAI-5
PERSONALIZED ILLUSTRATIONS............................................    SAI-5
PERFORMANCE DATA......................................................    SAI-6
REGISTRATION STATEMENT................................................    SAI-6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................    SAI-6
EXPERTS...............................................................    SAI-7
FINANCIAL STATEMENTS..................................................      F-1





                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY




     Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.


THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on December 13, 1988. The Separate Account is the funding vehicle for the Policies, and other variable life insurance policies that we issue. These other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the New York Insurance Commissioner regulates MetLife and the Separate Account.

                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.


     Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:



                                                                       AGGREGATE AMOUNT OF
                                             AGGREGATE AMOUNT OF     COMMISSIONS RETAINED BY
FISCAL                                       COMMISSIONS PAID TO   DISTRIBUTOR AFTER PAYMENTS
YEAR                                             DISTRIBUTOR            TO SELLING FIRMS
------                                       -------------------   --------------------------
2009.......................................       $3,626,819                   $0
2008.......................................       $4,041,307                   $0



     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     As noted in the prospectus, Distributor pays compensation to all selling firms in the form of commissions and certain types of non-cash compensation. Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms for sales of the policies during 2009 ranged from $3,800 to $405,309. For purposes of calculating such amounts, the amount of compensation received by a selling firm includes additional compensation received by the firm for the sale of policies issued by our affiliate Metlife Investors USA Insurance Company.



                                      SAI-3

     The following list sets forth the names of selling firms and producer groups that received additional compensation in 2009 in connection with the sale of the policies and other life insurance policies issued by us or one of our affiliated life insurance companies.




Capitas Financial LLC            Edward Jones                     Merrill Lynch
CPS Insurance Services           Highland Capital Brokerage       NFP Securities
Crump Group Inc.                 LPL Financial                    Citigroup Global Markets, Inc.
Morgan Stanley & Co., Inc.       Mercury Financial Group          US Bancorp Investments, Inc.
                                 (LifeMark Partners)



           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

     (ii) SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

     (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.


                                      SAI-4

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                         POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

                LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show

                                      SAI-5
how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



                                      SAI-6

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                     EXPERTS

     Paul L. LeClair, FSA, MAAA, Vice President of MetLife has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                      SAI-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 26, 2010

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2009       2008
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $145,439 and $135,428,
     respectively)............................................  $144,649   $122,229
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,191 and $2,931, respectively)............     2,116      2,298
  Trading securities, at estimated fair value (cost: $451 and
     $281, respectively)......................................       471        277
  Mortgage loans (net of valuation allowances of $594 and
     $244, respectively)......................................    40,620     42,105
  Policy loans................................................     8,099      7,881
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,667      6,205
  Real estate held-for-sale...................................        44         51
  Other limited partnership interests.........................     4,215      4,732
  Short-term investments......................................     3,315      7,598
  Other invested assets.......................................     6,811      9,916
                                                                --------   --------
     Total investments........................................   216,007    203,292
Cash and cash equivalents.....................................     3,347     10,279
Accrued investment income.....................................     2,066      2,079
Premiums and other receivables................................    26,375     28,290
Deferred policy acquisition costs and value of business
  acquired....................................................     9,364     10,871
Current income tax recoverable................................       121         75
Deferred income tax assets....................................     1,094      2,557
Other assets..................................................     4,206      4,517
Separate account assets.......................................    80,377     72,259
                                                                --------   --------
     Total assets.............................................  $342,957   $334,219
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future policy benefits........................................  $ 99,960   $ 98,183
Policyholder account balances.................................    86,590     93,308
Other policyholder funds......................................     5,627      5,483
Policyholder dividends payable................................       761      1,023
Payables for collateral under securities loaned and other
  transactions................................................    14,662     18,649
Short-term debt...............................................       319        414
Long-term debt................................................     3,502      2,722
Other liabilities.............................................    33,690     29,350
Separate account liabilities..................................    80,377     72,259
                                                                --------   --------
     Total liabilities........................................   325,488    321,391
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000
     shares authorized; 494,466,664 shares issued and
     outstanding at both December 31, 2009 and 2008...........         5          5
  Additional paid-in capital..................................    14,438     14,437
  Retained earnings...........................................     4,817      7,298
  Accumulated other comprehensive loss........................    (2,082)    (8,995)
                                                                --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity.................................................    17,178     12,745
Noncontrolling interests......................................       291         83
                                                                --------   --------
     Total equity.............................................    17,469     12,828
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $342,957   $334,219
                                                                ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                           2009      2008      2007
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,629   $18,444   $16,435
Universal life and investment-type product policy
  fees.................................................    2,067     2,285     2,246
Net investment income..................................   10,190    11,116    12,576
Other revenues.........................................    1,739     1,882       934
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................   (1,521)     (787)      (38)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     loss..............................................      623        --        --
  Other net investment gains (losses), net.............   (5,197)    4,259      (249)
                                                         -------   -------   -------
     Total net investment gains (losses)...............   (6,095)    3,472      (287)
                                                         -------   -------   -------
       Total revenues..................................   26,530    37,199    31,904
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,662    20,699    18,275
Interest credited to policyholder account balances.....    2,669     3,181     3,515
Policyholder dividends.................................    1,612     1,716     1,687
Other expenses.........................................    6,009     6,578     5,042
                                                         -------   -------   -------
     Total expenses....................................   30,952    32,174    28,519
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................   (4,422)    5,025     3,385
Provision for income tax expense (benefit).............   (1,890)    1,650     1,082
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................   (2,532)    3,375     2,303
Income (loss) from discontinued operations, net of
  income tax...........................................       10      (191)      325
                                                         -------   -------   -------
     Net income (loss).................................   (2,522)    3,184     2,628
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (5)       97       196
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $(2,517)  $ 3,087   $ 2,432
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2008 (Note 1)..........    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)      $12,745
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                            36                       (36)
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax liabilities
  related to stock-based
  compensation...........                 (2)                                                                           (2)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net loss...............                        (2,517)                                                            (2,517)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       (162)                                                 (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                      7,598         (305)                                   7,293
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (92)                        (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                (90)          (90)
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            6,949
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,432
                             --      -------    -------      -------        -----         ----       -------       -------
Balance at December 31,
  2009...................    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)      $17,178
                             ==      =======    =======      =======        =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2008 (Note 1)..........       $ 83       $12,828
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax liabilities
  related to stock-based
  compensation...........                       (2)
Change in equity of
  noncontrolling
  interests..............        218           218
Comprehensive income
  (loss):
  Net loss...............         (5)       (2,522)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                     (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....         (5)        7,288
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                      (90)
                                ----       -------
       Other
          comprehensive
          income (loss)..         (5)        6,944
                                ----       -------
  Comprehensive income
     (loss)..............        (10)        4,422
                                ----       -------
Balance at December 31,
  2009...................       $291       $17,469
                                ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007 (Note 1)......    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                 13                                                               13
  Excess tax benefits related to stock-
     based compensation....................                  9                                                                9
  Dividends of interests in subsidiary
     (Note 2)..............................                        (1,318)                                               (1,318)
  Dividends on subsidiary common stock.....
  Change in equity of noncontrolling
     interests.............................
Comprehensive income (loss):
  Net income...............................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008 (Note 1)......    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007 (Note 1)......     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                                  13
  Excess tax benefits related to stock-
     based compensation....................                                   9
  Dividends of interests in subsidiary
     (Note 2)..............................                              (1,318)
  Dividends on subsidiary common stock.....          34                      34
  Change in equity of noncontrolling
     interests.............................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income...............................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008 (Note 1)......     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

         CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                  (IN MILLIONS)


                                                                                       ACCUMULATED OTHER
                                                                                  COMPREHENSIVE INCOME (LOSS)
                                                                            ---------------------------------------
                                                                                                                          TOTAL
                                                                                                                      METROPOLITAN
                                                                                  NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                      ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                              COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                               STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                              ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2006 (Note 1).......    $5      $14,343    $3,812       $1,696          $144        $(808)       $19,192
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....                         (215)                                                  (215)
                                                --      -------    ------       ------          ----        -----        -------
Balance at January 1, 2007 (Note 1).........     5       14,343     3,597        1,696           144         (808)        18,977
Treasury stock transactions, net -- by
  subsidiary................................                 10                                                               10
Capital contributions from MetLife, Inc.
  (Note 15).................................                  7                                                                7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                 30                                                               30
Excess tax benefits related to stock-based
  compensation..............................                 36                                                               36
Dividends on common stock...................                         (500)                                                  (500)
Dividends on subsidiary common stock........
Change in equity of noncontrolling
  interests.................................
Comprehensive income (loss):
  Net income................................                        2,432                                                  2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                       (15)                                      (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................                                      (339)                                     (339)
     Foreign currency translation
       adjustments, net of income tax.......                                                     139                         139
     Defined benefit plans adjustment, net
       of income tax........................                                                                  524            524
                                                                                                                         -------
     Other comprehensive income (loss)......                                                                                 309
                                                                                                                         -------
  Comprehensive income (loss)...............                                                                               2,741
                                                --      -------    ------       ------          ----        -----        -------
Balance at December 31, 2007 (Note 1).......    $5      $14,426    $5,529       $1,342          $283        $(284)       $21,301
                                                ==      =======    ======       ======          ====        =====        =======

                                              NONCONTROLLING INTERESTS
                                              ------------------------
                                              DISCONTINUED  CONTINUING   TOTAL
                                               OPERATIONS   OPERATIONS   EQUITY
                                              ------------  ----------  -------
Balance at December 31, 2006 (Note 1).......     $1,347        $169     $20,708
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....        (11)                   (226)
                                                 ------        ----     -------
Balance at January 1, 2007 (Note 1).........      1,336         169      20,482
Treasury stock transactions, net -- by
  subsidiary................................                                 10
Capital contributions from MetLife, Inc.
  (Note 15).................................                                  7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                                 30
Excess tax benefits related to stock-based
  compensation..............................                                 36
Dividends on common stock...................                               (500)
Dividends on subsidiary common stock........        (34)                    (34)
Change in equity of noncontrolling
  interests.................................         42         (62)        (20)
Comprehensive income (loss):
  Net income................................        141          55       2,628
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................         (8)                   (347)
     Foreign currency translation
       adjustments, net of income tax.......         56                     195
     Defined benefit plans adjustment, net
       of income tax........................          1                     525
                                                 ------        ----     -------
     Other comprehensive income (loss)......         49                     358
                                                 ------        ----     -------
  Comprehensive income (loss)...............        190          55       2,986
                                                 ------        ----     -------
Balance at December 31, 2007 (Note 1).......     $1,534        $162     $22,997
                                                 ======        ====     =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $ (2,522)  $  3,184   $  2,628
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       381        258        368
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (715)      (660)      (592)
  (Gains) losses from sales of investments and businesses,
     net..................................................     6,081     (2,868)       420
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....       716        524       (433)
  Interest credited to policyholder account balances......     2,669      3,289      3,777
  Universal life and investment-type product policy fees..    (2,067)    (2,285)    (2,246)
  Change in accrued investment income.....................        14        316       (201)
  Change in premiums and other receivables................      (507)    (1,734)       228
  Change in deferred policy acquisition costs, net........      (441)      (100)      (598)
  Change in insurance-related liabilities.................     2,582      5,117      4,022
  Change in trading securities............................      (165)        74        188
  Change in income tax recoverable (payable)..............    (2,340)       630        715
  Change in other assets..................................       (10)     2,828       (232)
  Change in other liabilities.............................     3,330      1,730     (1,505)
  Other, net..............................................        85        161         51
                                                            --------   --------   --------
Net cash provided by operating activities.................     7,091     10,464      6,590
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...............................    41,437     68,089     73,576
  Equity securities.......................................     1,030      2,140      1,265
  Mortgage loans..........................................     4,589      5,238      8,085
  Real estate and real estate joint ventures..............        30        159        503
  Other limited partnership interests.....................       751        404        764
Purchases of:
  Fixed maturity securities...............................   (51,066)   (56,251)   (73,375)
  Equity securities.......................................      (544)    (1,094)    (2,204)
  Mortgage loans..........................................    (3,231)    (8,819)   (11,891)
  Real estate and real estate joint ventures..............      (318)    (1,071)    (1,369)
  Other limited partnership interests.....................      (585)    (1,163)    (1,459)
Net change in short-term investments......................     4,268     (6,967)       582
Sales of businesses.......................................        --         (4)        25
Dividend of subsidiary....................................        --       (270)        --
Excess proceeds received on sale of interests in
  affiliate...............................................        --         --         30
Net change in other invested assets.......................      (687)    (1,831)    (1,587)
Net change in policy loans................................      (218)      (193)      (149)
Net change in property, equipment and leasehold
  improvements............................................      (109)      (171)       (88)
Other, net................................................         1         --         22
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (4,652)  $ (1,804)  $ (7,270)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 51,313   $ 58,338   $ 39,125
     Withdrawals..........................................   (57,182)   (48,818)   (34,135)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (3,987)   (10,303)    (3,167)
  Net change in short-term debt...........................       (95)        57       (476)
  Long-term debt issued...................................     1,205         27      1,705
  Long-term debt repaid...................................      (737)       (21)      (894)
  Shares subject to mandatory redemption..................        --         --       (131)
  Debt issuance costs.....................................        --         --         (8)
  Capital contribution from MetLife, Inc. ................        --         --          7
  Dividends on common stock...............................        --         --       (500)
  Excess tax benefits from share-based payment
     arrangements.........................................        --          8         30
  Other, net..............................................       112         --         --
                                                            --------   --------   --------
Net cash (used in) provided by financing activities.......    (9,371)      (712)     1,556
                                                            --------   --------   --------
Change in cash and cash equivalents.......................    (6,932)     7,948        876
Cash and cash equivalents, beginning of year..............    10,279      2,331      1,455
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,347   $ 10,279   $  2,331
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $    404   $    164
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $    404
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $ 10,279   $  1,927   $  1,291
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
  Interest................................................  $    166   $    268   $    332
                                                            ========   ========   ========
  Income tax..............................................  $    285   $    494   $  1,010
                                                            ========   ========   ========
Non-cash transactions during the year:
  Dividend of subsidiary:
  Assets disposed.........................................  $     --   $ 22,135   $     --
  Liabilities disposed....................................        --    (20,689)        --
                                                            --------   --------   --------
  Net assets disposed.....................................        --      1,446         --
  Cash disposed...........................................        --        270         --
  Dividend of interests in subsidiary.....................        --     (1,318)        --
                                                            --------   --------   --------
  Loss on dividend of interests in subsidiary.............  $     --   $    398   $     --
                                                            ========   ========   ========
  Purchase money mortgages on real estate sale............  $     93   $     --   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $    115   $     --
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $     13   $     --
                                                            ========   ========   ========
  Real estate acquired in satisfaction of debt............  $    209   $     --   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     25   $     --
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $    300   $     --   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

     During 2009, the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. The segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. In addition, the Company has Corporate & Other, which is comprised of other business activities. See Note 17 for further business segment information.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet, and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to " Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2009 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

     (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include reinsurance trusts, asset-backed securitizations, hybrid securities, joint ventures, limited partnerships and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities which are presented separately and short sale agreement liabilities, which are included in other liabilities, are recorded at estimated fair value, with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as for mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain real estate joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and investments in insurance enterprise joint ventures.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Certain mortgage loans have also been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investment in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.5 billion and $1.4 billion at December 31, 2009 and 2008, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $804 million and $720 million at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $111 million, $111 million and $105 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion and $1.2 billion at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $983 million and $862 million at December 31, 2009 and 2008, respectively. Related amortization expense was $125 million, $117 million and $97 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment -- type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     During the 2009 impairment tests of goodwill, management concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. However, management continues

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 6% and 8% of the Company's life insurance in-force, and 16% and 17% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively. Participating policies represented approximately 33% and 34%, 32% and 33%, and 36% and 36% of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance. As a result of its implementation, total equity at December 31, 2008 and 2007 increased by $83 million and $1,696 million, respectively, representing noncontrolling interests with an offsetting impact to other liabilities and total liabilities, as a result of the elimination of minority interests. Also as a result of the adoption, income from continuing operations increased by $97 million and $196 million for the years ended December 31, 2008 and 2007, respectively, with the corresponding increase in net income attributable to noncontrolling interests for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of noncontrolling interests.

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

     The following new pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                  GROSS
                                                   COST OR      UNREALIZED    ESTIMATED
                                                  AMORTIZED  ---------------     FAIR     % OF
                                                     COST     GAIN     LOSS     VALUE    TOTAL
                                                  ---------  ------  -------  ---------  -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.......................   $ 49,334  $  770  $ 6,352   $ 43,752   35.8%
RMBS............................................     25,659     539    3,145     23,053   18.9
Foreign corporate securities....................     23,898     435    4,109     20,224   16.5
U.S. Treasury, agency and government guaranteed
  securities (1)................................     12,884   3,052       --     15,936   13.0
CMBS............................................     11,502      11    2,436      9,077    7.4
ABS.............................................      8,490      14    2,193      6,311    5.2
Foreign government securities...................      2,436     464      125      2,775    2.3
State and political subdivision securities......      1,225      31      155      1,101    0.9
                                                   --------  ------  -------   --------  -----
  Total fixed maturity securities (2), (3)......   $135,428  $5,316  $18,515   $122,229  100.0%
                                                   ========  ======  =======   ========  =====
EQUITY SECURITIES:
Common stock....................................   $  1,358  $   29  $    96   $  1,291   56.2%
Non-redeemable preferred stock (2)..............      1,573       1      567      1,007   43.8
                                                   --------  ------  -------   --------  -----
  Total equity securities (4)...................   $  2,931  $   30  $   663   $  2,298  100.0%
                                                   ========  ======  =======   ========  =====



--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program ("FDIC Program") of $51 million and $2 million at estimated fair value with unrealized gains (losses) of less than $1 million and less than ($1) million at December 31, 2009 and 2008, respectively.

   (2) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  699      $  885
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $  191      $  122
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,785      $1,426
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   38      $    7


--------

   (3) The Company held $1,769 million and $1,495 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       referred to as "capital securities", are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately held equity securities represented $810 million and $891 million at estimated fair value at December 31, 2009 and 2008, respectively.

     The Company held foreign currency derivatives with notional amounts of $7.5 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Below-investment grade or non-rated fixed maturity securities
  (1):
  Estimated fair value.........................................  $13,438   $8,383
  Net unrealized loss..........................................  $ 1,804   $3,275
Non-income producing fixed maturity securities (1):
  Estimated fair value.........................................  $   120   $   59
  Net unrealized loss..........................................  $    12   $   17
Fixed maturity securities credit enhanced by financial
  guarantor insurers -- by sector -- at estimated fair value:
  U.S. corporate securities....................................  $ 1,278   $1,463
  ABS..........................................................      484      515
  State and political subdivision securities...................      430      426
  RMBS.........................................................       29       34
                                                                 -------   ------
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers............................  $ 2,221   $2,438
                                                                 =======   ======
Ratings of the financial guarantor insurers providing the
  credit enhancement:
  Portion rated Aa/AA..........................................       14%      11%
                                                                 =======   ======
  Portion rated A..............................................       --%      --%
                                                                 =======   ======
  Portion rated Baa/BBB........................................       42%      74%
                                                                 =======   ======



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities guaranteed by the U.S. government. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $16.4 billion and $15.9 billion at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1).....................................   $24,997     33.7%   $20,224     31.6%
  Industrial......................................    12,339     16.6     10,240     16.0
  Consumer........................................    11,456     15.5      9,120     14.3
  Utility.........................................    10,372     14.0      8,798     13.8
  Finance.........................................     8,658     11.7      9,660     15.1
  Communications..................................     4,273      5.8      3,810      5.9
  Other...........................................     1,970      2.7      2,124      3.3
                                                     -------    -----    -------    -----
     Total........................................   $74,065    100.0%   $63,976    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  753        0.3%        $  992        0.5%
  Holdings in ten issuers with the largest
     exposures...............................    $5,363        2.5%        $6,185        3.0%

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $17,051     55.0%   $17,343     75.2%
  Pass-through securities.........................    13,934     45.0      5,710     24.8
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $23,415     75.6%   $15,268     66.2%
  Prime...........................................     4,613     14.9      5,443     23.6
  Alternative residential mortgage loans..........     2,957      9.5      2,342     10.2
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA (1).........................   $25,316     81.7%   $21,321     92.5%
                                                     =======    =====    =======    =====
Portion rated NAIC 1 (2)..........................   $27,305     88.1%   $22,037     95.6%
                                                     =======    =====    =======    =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade, for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 81.7% at December 31, 2009 as compared to 92.5% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 88.1% at December 31, 2009 as compared to 95.6% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   79      2.7%    $  174      7.5%
2005..............................................       948     32.0        991     42.3
2006..............................................       619     20.9        623     26.6
2007..............................................       543     18.4        554     23.6
2008..............................................        --       --         --       --
2009..............................................       768     26.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $2,957    100.0%    $2,342    100.0%
                                                      ======    =====     ======    =====




                                                    AMOU-    % OF              % OF
                                                      NT     TOTAL   AMOUNT    TOTAL
                                                    -----   ------   ------   ------
                                                             (IN MILLIONS)
Net unrealized loss...............................   $821            $1,315
Rated Aa/AA or better (1).........................            35.0%             63.6%
Rated NAIC 1 (2)..................................            36.7%             67.5%
Fixed rate........................................            90.4%             88.0%
Hybrid ARM........................................             9.6              12.0
                                                             -----             -----
Total Alt-A RMBS..................................           100.0%            100.0%
                                                             =====             =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $10.8 billion and $9.1 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $39 million and $46 million at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008.............        --         --        --         --         --         --         --         --         --            --
2009.............        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution                    84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008.............        --         --
2009.............        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution                   100.0%
                               =======




                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....   $ 3,940     $3,611      $367       $236       $151       $ 81       $ 13       $  4       $--           $ --
2004.............     1,891      1,602        52         18         79         27          8          5        43             36
2005.............     2,412      1,885       125         32         21          9          5          1        --             --
2006.............     1,309        960        85         31         25         14         72         28        --             --
2007.............       839        466        17          5         37         16         10          9        --             --
2008.............         1          1        --         --         --         --         --         --        --             --
2009.............        --         --        --         --         --         --         --         --        --             --
                    -------     ------      ----       ----       ----       ----       ----       ----       ---           ----
  Total..........   $10,392     $8,525      $646       $322       $313       $147       $108       $ 47       $43           $ 36
                    =======     ======      ====       ====       ====       ====       ====       ====       ===           ====
Ratings
  Distribution                    93.9%                 3.6%                  1.6%                  0.5%                     0.4%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....   $ 4,471     $3,932
2004.............     2,073      1,688
2005.............     2,563      1,927
2006.............     1,491      1,033
2007.............       903        496
2008.............         1          1
2009.............        --         --
                    -------     ------
  Total..........   $11,502     $9,077
                    =======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion and $6.3 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,706     51.7%    $2,944     46.6%
  Student loans...................................       882     12.3        744     11.8
  Automobile loans................................       619      8.6        683     10.8
  RMBS backed by sub-prime mortgage loans.........       710      9.9        711     11.3
  Other loans.....................................     1,254     17.5      1,229     19.5
                                                      ------    -----     ------    -----
       Total......................................    $7,171    100.0%    $6,311    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA (1).........................    $4,947     69.0%    $4,819     76.4%
                                                      ======    =====     ======    =====
Portion rated NAIC 1 (2)..........................    $6,155     85.8%    $5,600     88.7%
                                                      ======    =====     ======    =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers...........................               45.3%               49.3%
  Of the 45.3% and 49.3% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated Aa/AA..                 19%                 21%
     By financial guarantor insurers rated A......                  9%                 --%
     By financial guarantor insurers rated
       Baa/BBB....................................                 --%                 34%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries. Non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of ABS supported by sub-prime mortgage loans by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 40      $  35       $ 55      $  47       $ 7        $  5       $ 5        $  4       $ 82         $  50
2004.............       57         40        120         98         9           5        16          10         19             9
2005.............       51         38        159        109        36          26        14           8        132            89
2006.............        2          2         62         22        --          --        23           5         97            69
2007.............       --         --         78         28        --          --        --          --         27            11
2008.............       --         --         --         --        --          --        --          --         --            --
2009.............       --         --         --         --        --          --        --          --         --            --
                      ----      -----       ----      -----       ---        ----       ---        ----       ----         -----
  Total..........     $150      $ 115       $474      $ 304       $52        $ 36       $58        $ 27       $357         $ 228
                      ====      =====       ====      =====       ===        ====       ===        ====       ====         =====
Ratings
  Distribution                   16.2%                 42.8%                  5.1%                  3.9%                    32.0%
                                =====                 =====                  ====                  ====                    =====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  189     $  141
2004.............       221        162
2005.............       392        270
2006.............       184         98
2007.............       105         39
2008.............        --         --
2009.............        --         --
                     ------     ------
  Total..........    $1,091     $  710
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     The rating distribution of the Company's ABS supported by sub-prime mortgage loans at December 31, 2009 using NAIC ratings are as follows: 61.7% NAIC 1, 4.8% NAIC 2, 17.3% NAIC 3, 8.0% NAIC 4, 8.2% NAIC 5 and 0% NAIC 6.

                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 64      $  53       $ 61      $  50       $15        $  9       $ 77      $  48       $ 8           $  4
2004.............       64         36         79         41         1          --         37         29         1             --
2005.............      281        176         98         60        10           4         39         17        --             --
2006.............      132         95         50         23        16          10         26          7        --             --
2007.............       --         --         78         34        28          13          1          1         2              1
2008.............       --         --         --         --        --          --         --         --        --             --
                      ----      -----       ----      -----       ---        ----       ----      -----       ---           ----
  Total..........     $541      $ 360       $366      $ 208       $70        $ 36       $180      $ 102       $11           $  5
                      ====      =====       ====      =====       ===        ====       ====      =====       ===           ====
Ratings
  Distribution                   50.6%                 29.2%                  5.1%                 14.3%                     0.8%
                                =====                 =====                  ====                 =====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  225     $  164
2004.............       182        106
2005.............       428        257
2006.............       224        135
2007.............       109         49
2008.............        --         --
                     ------     ------
  Total..........    $1,168     $  711
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2009                    2008
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,927    $  3,987    $  3,491    $  3,500
Due after one year through five years........     22,001      22,733      21,495      19,741
Due after five years through ten years.......     25,114      25,974      27,411      24,402
Due after ten years..........................     43,302      43,028      37,380      36,145
                                                --------    --------    --------    --------
  Subtotal...................................     94,344      95,722      89,777      83,788
RMBS, CMBS and ABS...........................     51,095      48,927      45,651      38,441
                                                --------    --------    --------    --------
Total fixed maturity securities..............   $145,439    $144,649    $135,428    $122,229
                                                ========    ========    ========    ========



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for- sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2009    2008      2007
                                                                -----  --------  -------
                                                                      (IN MILLIONS)
Fixed maturity securities that were temporarily impaired......  $(216) $(13,199) $ 3,885
Fixed maturity securities with noncredit OTTI losses in other
  comprehensive loss..........................................   (574)       --       --
                                                                -----  --------  -------
  Total fixed maturity securities.............................   (790)  (13,199)   3,885
Equity securities.............................................    (75)     (633)     251
Derivatives...................................................   (156)       14     (358)
Short-term investments........................................    (23)       --       --
Other.........................................................     52        56      (22)
                                                                -----  --------  -------
  Subtotal....................................................   (992)  (13,762)   3,756
                                                                -----  --------  -------
Amounts allocated from:
  Insurance liability loss recognition........................     --        (1)    (366)
  DAC and VOBA on which noncredit OTTI losses have been
     recognized...............................................     49        --       --
  DAC and VOBA................................................      6     2,000     (420)
     Policyholder dividend obligation.........................     --        --     (789)
                                                                -----  --------  -------
     Subtotal.................................................     55     1,999   (1,575)
Deferred income tax benefit (expense) on which noncredit OTTI
  losses have been recognized.................................    184        --       --
Deferred income tax benefit (expense).........................    142     4,062     (689)
                                                                -----  --------  -------
Net unrealized investment gains (losses)......................   (611)   (7,701)   1,492
Net unrealized investment gains (losses) attributable to
  noncontrolling interests....................................      5        --     (150)
                                                                -----  --------  -------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company.........................  $(606) $ (7,701) $ 1,342
                                                                =====  ========  =======



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $574 million includes $59 million related to the transition adjustment, $623 million ($566 million, net of DAC) of noncredit losses recognized in the year ended December 31, 2009, and $108 million of subsequent

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2009     2008      2007
                                                             -------  --------  -------
                                                                    (IN MILLIONS)
Balance, beginning of period...............................  $(7,701) $  1,342  $ 1,696
Cumulative effect of change in accounting principle, net of
  income tax...............................................      (36)       --       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................     (515)       --       --
Unrealized investment gains (losses) during the year.......   13,344   (17,624)  (1,173)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       106       --
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............        1       365      440
  DAC and VOBA on which noncredit OTTI losses have been
     recognized............................................       45        --       --
  DAC and VOBA.............................................   (1,994)    2,438     (181)
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       (18)      --
  Policyholder dividend obligation.........................       --       789      273
  Deferred income tax benefit (expense) on which noncredit
     OTTI losses have been recognized......................      165        --       --
  Deferred income tax benefit (expense)....................   (3,920)    4,797      279
  Deferred income tax benefit (expense) of subsidiary at
     date of dividend of interests.........................       --       (46)      --
                                                             -------  --------  -------
Net unrealized investment gains (losses)...................     (611)   (7,851)   1,334
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................        5        --       --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       150        8
                                                             -------  --------  -------
Balance, end of period.....................................  $  (606) $ (7,701) $ 1,342
                                                             -------  --------  -------
Change in net unrealized investment gains (losses).........  $ 7,090  $ (9,193) $  (362)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................        5        --       --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of subsidiary at
  date of dividend of interests............................       --       150        8
                                                             -------  --------  -------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 7,095  $ (9,043) $  (354)
                                                             =======  ========  =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
Total equity securities.................   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======




                                                                      DECEMBER 31, 2008
                                             -------------------------------------------------------------------
                                                                     EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                             ---------------------  ---------------------  ---------------------
                                             ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                                FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                               VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                             ---------  ----------  ---------  ----------  ---------  ----------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.................    $20,927     $2,988     $11,002     $3,364     $31,929     $ 6,352
RMBS......................................      6,833      1,958       2,561      1,187       9,394       3,145
Foreign corporate securities..............     10,899      2,370       4,421      1,739      15,320       4,109
U.S. Treasury, agency and government
  guaranteed securities...................         34         --          --         --          34          --
CMBS......................................      6,828      1,250       2,112      1,186       8,940       2,436
ABS.......................................      3,708        717       2,418      1,476       6,126       2,193
State and political subdivision
  securities..............................        586        117         106         38         692         155
Foreign government securities.............        555         86         128         39         683         125
                                              -------     ------     -------     ------     -------     -------
  Total fixed maturity securities.........    $50,370     $9,486     $22,748     $9,029     $73,118     $18,515
                                              =======     ======     =======     ======     =======     =======
EQUITY SECURITIES.........................    $   505     $  199     $   694     $  464     $ 1,199     $   663
                                              =======     ======     =======     ======     =======     =======
Total number of securities in an
  unrealized loss position................      4,556                  2,038
                                              =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                   DECEMBER 31, 2009
                                               --------------------------------------------------------
                                                COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                      COST                LOSS            SECURITIES
                                               ------------------  -----------------  -----------------
                                               LESS THAN   20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                  20%       MORE      20%      MORE      20%      MORE
                                               ---------  -------  ---------  ------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.........................   $22,545   $ 1,574    $  657   $  414    1,057      115
Six months or greater but less than nine
  months.....................................     2,813       317       352       85       75       30
Nine months or greater but less than twelve
  months.....................................       713     1,161        67      356       37       55
Twelve months or greater.....................    25,337     8,116     1,972    2,861    1,417      486
                                                -------   -------    ------   ------
  Total......................................   $51,408   $11,168    $3,048   $3,716
                                                =======   =======    ======   ======
Percentage of cost or amortized cost.........                             6%      33%
                                                                     ======   ======
EQUITY SECURITIES:
Less than six months.........................   $    60   $    54    $    4   $   12      166        7
Six months or greater but less than nine
  months.....................................        --        --        --       --        3       --
Nine months or greater but less than twelve
  months.....................................         3        69        --       29        4        5
Twelve months or greater.....................       389       337        47       95       30       20
                                                -------   -------    ------   ------
  Total......................................   $   452   $   460    $   51   $  136
                                                =======   =======    ======   ======
Percentage of cost...........................                            11%      30%
                                                                     ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31, 2008
                                              ---------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                     COST                LOSS             SECURITIES
                                              ------------------  ------------------  -----------------
                                              LESS THAN   20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                 20%       MORE      20%       MORE      20%      MORE
                                              ---------  -------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $22,435   $31,160    $1,677   $11,043    1,894     1,902
Six months or greater but less than nine
  months....................................     9,681     1,325       941       676      656        97
Nine months or greater but less than twelve
  months....................................    10,482     2,119     1,185     1,165      507       122
Twelve months or greater....................    14,076       355     1,598       230      915        37
                                               -------   -------    ------   -------
  Total.....................................   $56,674   $34,959    $5,401   $13,114
                                               =======   =======    ======   =======
Percentage of cost or amortized cost........                            10%       38%
                                                                    ======   =======
EQUITY SECURITIES:
Less than six months........................   $   329   $   757    $   49   $   336      229       410
Six months or greater but less than nine
  months....................................        15       301         2       146        5        22
Nine months or greater but less than twelve
  months....................................         2       340        --       125        1        14
Twelve months or greater....................       118        --         5        --       11        --
                                               -------   -------    ------   -------
  Total.....................................   $   464   $ 1,398    $   56   $   607
                                               =======   =======    ======   =======
Percentage of cost..........................                            12%       43%
                                                                    ======   =======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from none at December 31, 2008 to $95 million at December 31, 2009. As shown in the section below "Evaluating Temporarily Impaired Available-for-Sale Securities", the $95 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2009 were investment grade non-redeemable preferred stock, all of which were financial services industry investment grade non-redeemable preferred stock, of which 71% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $7.0 billion and $19.2 billion, at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    25%    33%
  RMBS.............................................................    25     16
  ABS..............................................................    12     11
  Foreign corporate securities.....................................    12     21
  CMBS.............................................................    11     13
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  State and political subdivision securities.......................     2      1
  Other............................................................     3      5
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    36%    29%
  Finance..........................................................    23     24
  Asset-backed.....................................................    12     11
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  Consumer.........................................................     4     12
  Utility..........................................................     4     10
  State and political subdivision securities.......................     2      1
  Communications...................................................     2      5
  Industrial.......................................................     1      4
  Other............................................................     6      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       145           5           440          28
Total gross unrealized loss.....................    $2,796         $70        $8,558        $484
Percentage of total gross unrealized loss.......        41%         37%           46%         73%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $6.2 billion during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          --------------------------------------------------------------------------------
                                            ALL TYPES OF
                                                NON-
                                             REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  --------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  ---------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL     RATED
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES  OR BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  ---------
                                                                   (IN MILLIONS)
Less than six months........     $ 12       $ 12     100%      $  7            58%          $  7         100%        --%
Six months or greater but
  less than twelve months...       29         29     100%        29           100%            29         100%       100%
Twelve months or greater....       95         95     100%        95           100%            95         100%        71%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $136       $136     100%      $131            96%          $131         100%        74%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
  Total OTTI losses recognized...........................  $(1,521)  $  (787)  $ (38)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive loss..........      623        --      --
                                                           -------   -------   -----
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................     (898)     (787)    (38)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................       (7)     (275)   (246)
                                                           -------   -------   -----
     Total losses on fixed maturity securities...........     (905)   (1,062)   (284)
                                                           -------   -------   -----
Other net investment gains (losses):
  Equity securities......................................     (255)      (90)    133
  Mortgage loans.........................................     (373)      (88)      4
  Real estate and real estate joint ventures.............     (100)      (18)     45
  Other limited partnership interests....................     (284)     (131)     35
  Freestanding derivatives...............................   (2,842)    3,257    (526)
  Embedded derivatives...................................   (1,586)    1,744      15
  Other..................................................      250      (140)    291
                                                           -------   -------   -----
     Total net investment gains (losses).................  $(6,095)  $ 3,472   $(287)
                                                           =======   =======   =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above. See also Note 9 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                               YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                 2009      2008      2007      2009     2008     2007      2009       2008       2007
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
                                                               (IN MILLIONS)
Proceeds.....................  $24,900   $42,785   $52,377    $ 658    $1,888    $760    $25,558    $44,673    $53,137
                               =======   =======   =======    =====    ======    ====    =======    =======    =======
Gross investment gains.......  $   685   $   631   $   343    $ 118    $  412    $176    $   803    $ 1,043    $   519
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Gross investment losses......     (692)     (906)     (589)     (90)     (223)    (27)      (782)    (1,129)      (616)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Total OTTI losses recognized
  in earnings:
  Credit-related.............     (632)     (668)      (38)      --        --      --       (632)      (668)       (38)
  Other(1)...................     (266)     (119)       --     (283)     (279)    (16)      (549)      (398)       (16)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
  Total OTTI losses
     recognized in earnings..     (898)     (787)      (38)    (283)     (279)    (16)    (1,181)    (1,066)       (54)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Net investment gains
  (losses)...................  $  (905)  $(1,062)  $  (284)   $(255)   $  (90)   $133    $(1,160)   $(1,152)   $  (151)
                               =======   =======   =======    =====    ======    ====    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance...................................................  $284     $361      $10
  Communications............................................   130      109       --
  Consumer..................................................   127       71       --
  Utility...................................................    81        5        1
  Industrial................................................     9       26       14
  Other.....................................................    27      144        4
                                                              ----     ----      ---
     Total U.S. and foreign corporate securities............   658      716       29
  RMBS......................................................   127       --       --
  ABS.......................................................    95       61        9
  CMBS......................................................    18       --       --
  Foreign government securities.............................    --       10       --
                                                              ----     ----      ---
     Total..................................................  $898     $787      $38
                                                              ====     ====      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Non-redeemable preferred stock..........................  $228      $197       $ 1
  Common stock............................................    55        82        15
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................  $228      $ 38       $--
     Common and remaining non-redeemable preferred stock..    25       180        --
                                                            ----      ----       ---
       Total financial services industry..................   253       218        --
Other.....................................................    30        61        16
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $ --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................               110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................               188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                36
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................               (30)
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.....................................                (1)
                                                                        ----
Balance, end of period....................................              $303
                                                                        ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Fixed maturity securities..............................  $ 7,799   $ 8,830   $ 9,671
Equity securities......................................      126       174       169
Trading securities.....................................      116       (21)        6
Mortgage loans.........................................    2,236     2,387     2,376
Policy loans...........................................      504       475       460
Real estate and real estate joint ventures.............     (136)      501       806
Other limited partnership interests....................      147       (92)    1,141
Cash, cash equivalents and short-term investments......       27       134       144
International joint ventures...........................        7        (1)       (6)
Other..................................................      104       202       182
                                                         -------   -------   -------
  Total investment income..............................   10,930    12,589    14,949
Less: Investment expenses..............................      740     1,473     2,373
                                                         -------   -------   -------
  Net investment income................................  $10,190   $11,116   $12,576
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $44 million, $29 million and $21 million related to fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively. Affiliated investment income related to short-term investments was less than $1 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company provides investment administrative services to certain affiliates. Administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $87 million, $67 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Cost or amortized cost......................................  $13,468   $13,389
  Estimated fair value........................................  $13,523   $14,732
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,611   $ 3,515
  Less than thirty days.......................................    9,810     9,352
  Thirty days or greater but less than sixty days.............    1,684     2,218
  Sixty days or greater but less than ninety days.............       41        --
  Ninety days or greater......................................      734        --
                                                                -------   -------
  Total cash collateral liability.............................  $13,880   $15,085
                                                                =======   =======
Security collateral on deposit from counterparties............  $     6   $    95
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $13,373   $13,075
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $1,558 million from $3,416 million at December 31, 2008. Of the $1,558 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $1,430 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The invested assets on deposit, invested assets held in trust and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, fixed maturity and equity securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,296   $ 1,187
Invested assets held in trust:
  Reinsurance arrangements (2)................................       --        45
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (3)........................   15,084    17,830
  Funding agreements -- Farmer MAC (4)........................    2,871     2,875
  Derivative transactions (5).................................      290       297
  Short sale agreements (6)...................................      496       346
                                                                -------   -------
     Total invested assets on deposit, held in trust and
       pledged as collateral..................................  $20,037   $22,580
                                                                =======   =======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity and equity securities.

   (2) The Company has pledged certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

   (3) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of the Federal Home Loan Bank arrangements is described in Note 8.

   (4) The Company has pledged certain agricultural real estate mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer MAC"). The nature of the Farmer MAC arrangements is described in Note 8.

   (5) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

   (6) Certain of the Company's trading securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents certain information about the Company's trading securities portfolio:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Trading securities -- at estimated fair value.....................  $471   $277
Short sale agreement liabilities -- at estimated fair value
  (included in other liabilities).................................  $106   $ 57
Investments pledged to secure short sale agreement liabilities....  $496   $346



                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Net investment income (1)...................................  $116     $(21)     $ 6
Changes in estimated fair value included in net investment
  income....................................................  $ 31     $(17)     $(4)


--------

   (1) Includes interest and dividends earned on trading securities, in addition to the net realized gains (losses) and changes in estimated fair value subsequent to purchase, recognized on the trading securities and the related short sale agreement liabilities.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans........................   $29,934    73.7%   $31,308    74.4%
  Agricultural mortgage loans......................    10,685    26.3     10,768    25.6
  Residential and consumer loans...................         1      --         10      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-investment......    40,620   100.0%    42,086   100.0%
                                                      -------   -----    -------   -----
Mortgage loans held-for-sale:
  Commercial -- lower of amortized cost or
     estimated fair value..........................        --      --         19      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-sale............        --      --         19      --
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $40,620   100.0%   $42,105   100.0%
                                                      =======   =====    =======   =====



     Mortgage Loans by Geographic Region and Property Type -- The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, Texas and New York were 21%, 7% and 7% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. Commercial mortgage loans at December 31, 2009 and 2008 were $30,426 million and $31,492 million, respectively, or 74% and 74%, respectively, of total mortgage loans prior to valuation allowances. Net of valuation allowances

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

commercial mortgage loans were $29,934 million and $31,308 million at December 31, 2009 and 2008, respectively, and there was diversity across geographic regions and property types as shown below at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
REGION
Pacific............................................   $ 7,378    24.6%   $ 7,586    24.3%
South Atlantic.....................................     6,311    21.1      6,984    22.3
Middle Atlantic....................................     5,053    16.9      5,173    16.5
International......................................     3,395    11.3      3,247    10.4
West South Central.................................     2,581     8.6      2,739     8.7
East North Central.................................     2,263     7.6      2,381     7.6
New England........................................     1,001     3.3      1,095     3.5
Mountain...........................................       825     2.8        920     2.9
West North Central.................................       598     2.0        664     2.1
East South Central.................................       326     1.1        313     1.0
Other..............................................       203     0.7        206     0.7
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====
PROPERTY TYPE
Office.............................................   $13,104    43.8%   $13,532    43.2%
Retail.............................................     6,768    22.6      7,011    22.4
Apartments.........................................     3,015    10.1      3,305    10.6
Industrial.........................................     2,512     8.4      2,644     8.4
Hotel..............................................     2,441     8.1      2,530     8.1
Other..............................................     2,094     7.0      2,286     7.3
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $368 million and $372 million at December 31, 2009 and 2008, respectively.

     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2009    2008   2007
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Balance, January 1,.........................................  $244   $ 181   $160
Additions...................................................   394     174     70
Deductions..................................................   (44)   (111)   (49)
                                                              ----   -----   ----
Balance, December 31,.......................................  $594   $ 244   $181
                                                              ====   =====   ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Impaired mortgage loans held-for-investment consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Impaired loans with valuation allowances..........................  $249   $232
Impaired loans without valuation allowances.......................    89     15
                                                                    ----   ----
  Subtotal........................................................   338    247
Less: Valuation allowances on impaired loans......................    86     45
                                                                    ----   ----
  Impaired loans, net.............................................  $252   $202
                                                                    ====   ====



     Information about impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure is as follows:

                                                                AS OF AND FOR THE
                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Impaired loans -- average investment during the period....  $288      $315      $399
Impaired loans -- interest income recognized -- accrual
  basis...................................................  $  1      $ 10      $ 35
Impaired loans -- interest income recognized -- cash
  basis...................................................  $  5      $ 11      $ 18
Restructured loans -- amount..............................  $ 27      $  1      $  2
Restructured loans -- interest income recognized..........  $ --      $  1      $  1
Loans 90 days or more past due, interest still
  accruing -- amortized cost..............................  $  1      $  2      $  1
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost..............................  $ 48      $ 10      $ 18
Loans in foreclosure -- amortized cost....................  $ 71      $ 23      $  6


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Real estate........................................   $ 4,628    81.0%   $ 4,562    72.9%
Accumulated depreciation...........................    (1,379)  (24.1)    (1,316)  (21.0)
                                                      -------   -----    -------   -----
  Net real estate..................................     3,249    56.9      3,246    51.9
Real estate joint ventures and funds...............     2,297    40.2      2,959    47.3
Foreclosed real estate.............................       121     2.1         --      --
                                                      -------   -----    -------   -----
  Real estate held-for-investment..................     5,667    99.2      6,205    99.2
Real estate held-for-sale..........................        44     0.8         51     0.8
                                                      -------   -----    -------   -----
  Total real estate holdings.......................   $ 5,711   100.0%   $ 6,256   100.0%
                                                      =======   =====    =======   =====



     Related depreciation expense on real estate was $120 million, $120 million and $112 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $1 million, $1 million and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$3 million of depreciation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.

     There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2009, 2008 and 2007. Impairments of real estate and real estate joint ventures held-for-investment were $96 million and $20 million for the years ended December 31, 2009 and 2008, respectively. There were no impairments of real estate and real estate joint ventures held-for-investment for the year ended December 31, 2007. The carrying value of non-income producing real estate was $72 million and $27 million at December 31, 2009 and 2008, respectively.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2009, 21%, 14%, 11% and 11% were located in California, Florida, Texas and New York, respectively.

     Real estate holdings were categorized as follows:

                                                                   DECEMBER 31,
                                                       -----------------------------------
                                                             2009               2008
                                                       ----------------   ----------------
                                                       CARRYING    % OF   CARRYING    % OF
                                                         VALUE    TOTAL     VALUE    TOTAL
                                                       --------   -----   --------   -----
                                                                    (IN MILLIONS)
Office...............................................   $2,770      49%    $2,602      42%
Apartments...........................................    1,366      24      1,495      24
Retail...............................................      443       8        453       7
Industrial...........................................      411       7        483       8
Real estate investment funds.........................      405       7        936      15
Hotel................................................      190       3        170       3
Agriculture..........................................       46       1          9      --
Land.................................................       22      --         62       1
Other................................................       58       1         46      --
                                                        ------     ---     ------     ---
  Total real estate holdings.........................   $5,711     100%    $6,256     100%
                                                        ======     ===     ======     ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.2 billion and $4.7 billion at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $617 million and $943 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $288 million, $99 million and $3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $2,415     35.5%   $6,646     67.0%
Leveraged leases, net of non-recourse debt.........    1,763     25.9     1,704     17.2
Loans to affiliates................................    1,628     23.9       795      8.0
Tax credit partnerships............................      683     10.0       476      4.8
Funds withheld.....................................       38      0.6        44      0.5
Joint venture investment...........................       36      0.5        31      0.3
Other..............................................      248      3.6       220      2.2
                                                      ------    -----    ------    -----
Total..............................................   $6,811    100.0%   $9,916    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The joint venture investment is accounted for on the equity method and represents the Company's investment in insurance underwriting joint ventures in China.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,690   $1,478
Estimated residual values......................................    1,225    1,217
                                                                 -------   ------
  Subtotal.....................................................    2,915    2,695
Unearned income................................................   (1,152)    (991)
                                                                 -------   ------
  Investment in leveraged leases...............................  $ 1,763   $1,704
                                                                 =======   ======



     The Company's deferred income tax liability related to leveraged leases was $1,064 million and $962 million at December 31, 2009 and 2008, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2009   2008   2007
                                                             ----   ----   ----
                                                                (IN MILLIONS)
Income from investment in leveraged leases (included in net
  investment income).......................................  $ 92   $ 95   $ 48
Less: Income tax expense on leveraged leases...............   (32)   (33)   (17)
                                                             - --   - --   - --
Net income from investment in leveraged leases.............  $ 60   $ 62   $ 31
                                                             = ==   = ==   = ==



  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2009 and 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2009                   2008
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests................   $367        $72         $20        $ 3
Other invested assets..............................     27          1          10          3
Real estate joint ventures.........................     22         17          26         15
                                                      ----        ---         ---        ---
Total..............................................   $416        $90         $56        $21
                                                      ====        ===         ===        ===



     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Other limited partnership interests............   $1,908       $2,170      $2,538       $2,965
Fixed maturity securities available-for-sale:
  U.S. corporate securities....................      809          809         251          251
  Foreign corporate securities.................      733          733         362          362
Other invested assets..........................      394          387         310          108
                                                  ------       ------      ------       ------
Total..........................................   $3,844       $4,099      $3,461       $3,686
                                                  ======       ======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $226 million and $271 million at December 31, 2009 and 2008, respectively.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $717 million and $229 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from this investment was $1 million, $4 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed and consolidated by the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by the MIIP were $118 million and $29 million at December 31, 2009 and 2008, respectively. Net investment income allocated to affiliates from the MIIP was $1 million, $3 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     During the year ended December 31, 2009, the Company loaned $1.0 billion to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which was included in other invested assets. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates, which are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              ------   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $   --   $230   $142
Amortized cost of invested assets transferred to
  affiliates................................................  $   --   $220   $145
Net investment gains (losses) recognized on transfers of
  invested assets...........................................  $   --   $ 10   $ (3)
Estimated fair value of invested assets transferred from
  affiliates................................................  $1,019   $ 57   $778


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2009                           2008
                                                     -----------------------------  -----------------------------
                                                                    ESTIMATED                      ESTIMATED
                                                                  FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............   $18,630  $  804     $  696    $ 20,043  $3,188     $1,090
                    Interest rate floors...........    12,115     339          2      32,855   1,082         --
                    Interest rate caps.............    23,406     255         --      21,130      10         --
                    Interest rate futures..........     1,186      --          5       3,628       2         58
                    Interest rate options..........     3,750     114         57       2,365     939         35
                    Synthetic GICs.................     4,352      --         --       4,260      --         --
Foreign currency    Foreign currency swaps.........    12,706     821      1,058      14,180   1,245      1,066
                    Foreign currency forwards......     1,466      16          5       1,467      47         21
                    Non-derivative hedging
                    instruments (2)................        --      --         --         351      --        323
Credit              Swap spreadlocks...............        --      --         --       2,087      --         90
                    Credit default swaps...........     5,656      61         99       4,466     133         60
                    Credit forwards................       130       2          2          --      --         --
Equity market       Equity futures.................        --      --         --           2      --         --
                    Equity options.................        85       3         --          --      --         --
                    Total rate of return swaps.....       250      --         47         250      --        101
                                                      -------  ------     ------    --------  ------     ------
                      Total........................   $83,732  $2,415     $1,971    $107,084  $6,646     $2,844
                                                      =======  ======     ======    ========  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

   (2) The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within policyholder account balances in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                   ---------------------------------------------------------------------
                                                 AFTER ONE YEAR   AFTER FIVE YEARS
                                   ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                       LESS           YEARS             YEARS          YEARS      TOTAL
                                   -----------   --------------   ----------------   ---------   -------
                                                               (IN MILLIONS)
Interest rate swaps..............    $ 2,066         $ 5,155           $ 6,457         $4,952    $18,630
Interest rate floors.............        325           1,740            10,050             --     12,115
Interest rate caps...............      4,000          16,050             3,356             --     23,406
Interest rate futures............      1,186              --                --             --      1,186
Interest rate options............         --              --             3,750             --      3,750
Synthetic GICs...................      4,352              --                --             --      4,352
Foreign currency swaps...........        735           6,340             4,180          1,451     12,706
Foreign currency forwards........      1,466              --                --             --      1,466
Credit default swaps.............        105           4,894               657             --      5,656
Credit forwards..................        110              20                --             --        130
Equity options...................         85              --                --             --         85
Total rate of return swaps.......        250              --                --             --        250
                                     -------         -------           -------         ------    -------
  Total..........................    $14,680         $34,199           $28,450         $6,403    $83,732
                                     =======         =======           =======         ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the preceding table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                         -----------------------------------------------------------------
                                                       2009                              2008
                                         -------------------------------   -------------------------------
                                                          ESTIMATED                         ESTIMATED
                                                            FAIR                              FAIR
                                                            VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING        NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
---------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...............   $ 3,958   $  484       $117       $ 5,386   $  399      $  416
  Interest rate swaps..................     4,472      488         70         3,971    1,338         123
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     8,430      972        187         9,357    1,737         539
                                          -------   ------       ----       -------   ------      ------
Cash Flow Hedges:
  Foreign currency swaps...............     3,181      109        251         2,541      365         137
  Interest rate swaps..................     1,740       --         48            --       --          --
  Credit forwards......................       130        2          2            --       --          --
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     5,051      111        301         2,541      365         137
                                          -------   ------       ----       -------   ------      ------
Foreign Operations Hedges:
  Foreign currency swaps...............        --       --         --           164        1           1
  Non-derivative hedging instruments...        --       --         --           351       --         323
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................        --       --         --           515        1         324
                                          -------   ------       ----       -------   ------      ------
Total Qualifying Hedges................   $13,481   $1,083       $488       $12,413   $2,103      $1,000
                                          =======   ======       ====       =======   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2009                           2008
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                              FAIR                           FAIR
                                                             VALUE                          VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                    (IN MILLIONS)
Interest rate swaps.......................   $12,418  $  316     $  578     $16,072  $1,850     $  967
Interest rate floors......................    12,115     339          2      32,855   1,082         --
Interest rate caps........................    23,406     255         --      21,130      10         --
Interest rate futures.....................     1,186      --          5       3,628       2         58
Interest rate options.....................     3,750     114         57       2,365     939         35
Synthetic GICs............................     4,352      --         --       4,260      --         --
Foreign currency swaps....................     5,567     228        690       6,089     480        512
Foreign currency forwards.................     1,466      16          5       1,467      47         21
Swap spreadlocks..........................        --      --         --       2,087      --         90
Credit default swaps......................     5,656      61         99       4,466     133         60
Equity futures............................        --      --         --           2      --         --
Equity options............................        85       3         --          --      --         --
Total rate of return swaps................       250      --         47         250      --        101
                                             -------  ------     ------     -------  ------     ------
Total non-designated or non-qualifying
  derivatives.............................   $70,251  $1,332     $1,483     $94,671  $4,543     $1,844
                                             =======  ======     ======     =======  ======     ======



     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 51     $ 21     $ 24
  Interest credited to policyholder account balances.......   180       99      (28)
Non-qualifying hedges:
  Net investment income....................................    (3)      (1)      (5)
  Net investment gains (losses)............................   (51)     (38)     196
                                                             ----     ----     ----
  Total....................................................  $177     $ 81     $187
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net investment gains (losses). The following table represents the amount of such net investment gains (losses) recognized for the years ended December 31, 2009, 2008 and 2007:

                                                                                 NET INVESTMENT
DERIVATIVES IN FAIR                                                              GAINS(LOSSES)   NET INVESTMENT GAINS
VALUE                  HEDGED ITEMS IN FAIR VALUE                                  RECOGNIZED     (LOSSES) RECOGNIZED
HEDGING RELATIONSHIPS  HEDGING RELATIONSHIPS                                    FOR DERIVATIVES    FOR HEDGED ITEMS
---------------------  -------------------------------------------------------  ---------------  --------------------
                                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:   Fixed maturity securities..............................       $  42               $ (35)
                       Policyholder account balances (1)......................        (956)                947
Foreign currency
  swaps:               Foreign-denominated fixed maturity securities..........         (13)                 10
                       Foreign-denominated policyholder account balances (2)..         351                (332)
                                                                                     -----               -----
  Total.......................................................................       $(576)              $ 590
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2008..........................................       $ 336               $(337)
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2007..........................................       $ 319               $(308)
                                                                                     =====               =====

                       INEFFECTIVENESS
DERIVATIVES IN FAIR     RECOGNIZED IN
VALUE                   NET INVESTMENT
HEDGING RELATIONSHIPS   GAINS (LOSSES)
---------------------  ---------------
                        (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:         $ 7
                              (9)
Foreign currency
  swaps:                      (3)
                              19
                             ---
  Total..............        $14
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008..        $(1)
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007..        $11
                             ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps to hedge the forecasted purchases of fixed-rate investments.

     For the year ended December 31, 2009, the Company recognized $3 million of net investment losses which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net investment losses for the years ended December 31, 2009, 2008 and 2007 related to such discontinued cash flow hedges were $7 million, $12 million and $3 million, respectively. As of December 31, 2009, the maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed five years. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,...  $ 137   $(262)  $(238)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (327)    483    (185)
Amounts reclassified to net investment gains (losses)......     93     (93)    150
Amounts reclassified to net investment income..............      7       9      12
Amortization of transition adjustment......................     (2)     --      (1)
                                                             -----   -----   -----
Other comprehensive income (loss), balance at December
  31,......................................................  $ (92)  $ 137   $(262)
                                                             =====   =====   =====



     At December 31, 2009, $43 million of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                    AMOUNT AND LOCATION
                                                     OF GAINS (LOSSES)
                                                     RECLASSIFIED FROM
                                                     ACCUMULATED OTHER
                                                       COMPREHENSIVE             AMOUNT AND LOCATION
                                                     INCOME (LOSS) INTO           OF GAINS (LOSSES)
                                                       INCOME (LOSS)         RECOGNIZED IN INCOME (LOSS)
                                                   ---------------------            ON DERIVATIVES
                              AMOUNT OF GAINS       (EFFECTIVE PORTION)    -------------------------------
                             (LOSSES) DEFERRED     ---------------------       (INEFFECTIVE PORTION AND
                            IN ACCUMULATED OTHER      NET                        AMOUNT EXCLUDED FROM
                            COMPREHENSIVE INCOME    INVEST-       NET           EFFECTIVENESS TESTING)
                           (LOSS) ON DERIVATIVES      MENT      INVEST-    -------------------------------
DERIVATIVES IN CASH FLOW   ---------------------     GAINS        MENT     NET INVESTMENT   NET INVESTMENT
HEDGING RELATIONSHIPS       (EFFECTIVE PORTION)     (LOSSES)     INCOME    GAINS (LOSSES)       INCOME
-------------------------  ---------------------   ---------   ---------   --------------   --------------
                                                            (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
  Interest rate swaps....          $ (47)            $  --        $ --           $(2)             $--
  Foreign currency
     swaps...............           (409)             (159)         (5)           (1)              --
  Interest rate
     forwards............            130                66          --            --               --
  Credit forwards........             (1)               --          --            --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(327)            $ (93)       $ (5)          $(3)             $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
  Interest rate swaps....          $  --             $  --        $ --           $--              $--
  Foreign currency
     swaps...............            483                93          (9)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $ 483             $  93        $ (9)          $--              $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007:
  Interest rate swaps....          $  10             $  --        $ --           $--              $--
  Foreign currency
     swaps...............           (195)             (150)        (11)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(185)            $(150)       $(11)          $--              $--
                                   =====             =====        ====           ===              ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                           AMOUNT OF GAINS (LOSSES)              (LOSS) INTO
                                           DEFERRED IN ACCUMULATED         INCOME (LOSS) (EFFECTIVE
                                          OTHER COMPREHENSIVE INCOME               PORTION)
                                                    (LOSS)                -------------------------
                                             (EFFECTIVE PORTION)             NET INVESTMENT GAINS
                                         ---------------------------               (LOSSES)
DERIVATIVES AND NON-DERIVATIVE                                            -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                               ---------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)           2009       2008        2007       2009      2008      2007
-----------------------------------      ----       ----       -----      -----      ----      ----
                                                                (IN MILLIONS)
Foreign currency forwards..........      $ --       $ --       $  --      $ (59)      $--       $--
Foreign currency swaps.............       (18)        76         (82)       (63)       --        --
Non-derivative hedging
  instruments......................       (37)        81         (62)       (11)       --        --
                                         ----       ----       -----      -----       ---       ---
  Total............................      $(55)      $157       $(144)     $(133)      $--       $--
                                         ====       ====       =====      =====       ===       ===



--------

   (1) During the year-ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive loss into earnings. During the years ended December 31, 2008 and 2007, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive loss into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations. At December 31, 2008, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations was ($78) million.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge exposure to equity risk in certain liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


call options for income generation; (xiii) synthetic GICs and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2007.......................      $  (738)        $ 20
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2,584 million and $1,558 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $44 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amounts of potential future recoveries available to offset the $2,584 million and $1,558 million from the table below were $21 million and $8 million at December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2009 and 2008, respectively. The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                           DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                                        2009                                           2008
                                  -----------------------------------------------  --------------------------------------------
                                                      MAXIMUM                                          MAXIMUM
                                     ESTIMATED        AMOUNT                          ESTIMATED       AMOUNT OF
                                       FAIR          OF FUTURE        WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF         VALUE OF     PAYMENTS UNDER      AVERAGE         VALUE OF     PAYMENTS UNDER     AVERAGE
REFERENCED                        CREDIT DEFAULT  CREDIT DEFAULT       YEARS       CREDIT DEFAULT  CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS         SWAPS (2)    TO MATURITY (3)       SWAPS         SWAPS (2)    MATURITY (3)
--------------------------------  --------------  --------------  ---------------  --------------  --------------  ------------
                                                                           (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ 4           $  148            4.3             $  1           $  116           5.0
Credit default swaps referencing
  indices.......................         38            2,201            3.5              (30)           1,112           4.1
                                        ---           ------                            ----           ------
Subtotal........................         42            2,349            3.5              (29)           1,228           4.2
                                        ---           ------                            ----           ------
BAA
Single name credit default swaps
  (corporate)...................          2              190            4.9                1              100           2.3
Credit default swaps referencing
  indices.......................         --               --             --               (5)             215           4.1
                                        ---           ------                            ----           ------
Subtotal........................          2              190            4.9               (4)             315           3.5
                                        ---           ------                            ----           ------
BA
Single name credit default swaps
  (corporate)...................         --               25            5.0               --                5           5.0
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               25            5.0               --                5           5.0
                                        ---           ------                            ----           ------
B
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
Subtotal........................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
CAA AND LOWER
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Total...........................        $44           $2,584            3.6             $(35)          $1,558           4.1
                                        ===           ======                            ====           ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $782 million and $3,564 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with a fair market value of $123 million and $824 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2009, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                    ESTIMATED           ESTIMATED
                                FAIR VALUE (1) OF     FAIR VALUE OF
                               DERIVATIVES IN NET       COLLATERAL
                               LIABILITY POSITION        PROVIDED        FAIR VALUE OF INCREMENTAL COLLATERAL
                                DECEMBER 31, 2009   DECEMBER 31, 2009               PROVIDED UPON:
                               ------------------   -----------------   --------------------------------------
                                                                                         DOWNGRADE IN THE
                                                                        ONE NOTCH     COMPANY'S CREDIT RATING
                                                                        DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                          IN THE          FULL OVERNIGHT
                                                                        COMPANY'S      COLLATERALIZATION OR
                                                      FIXED MATURITY      CREDIT            TERMINATION
                                                      SECURITIES (2)      RATING    OF THE DERIVATIVE POSITION
                                                    -----------------   ---------   --------------------------
                                                            (IN MILLIONS)
Derivatives subject to
  credit-contingent
  provisions.................         $342                 $230            $45                 $132
Derivatives not subject to
  credit-contingent
  provisions.................           47                   42             --                   --
                                      ----                 ----            ---                 ----
  Total......................         $389                 $272            $45                 $132
                                      ====                 ====            ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $444 million. At December 31, 2009, the Company provided securities collateral of $230 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $214 million. This amount does not consider gross derivative assets of $102 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

     The Company also has exchange-traded futures, which require the pledging of collateral. At December 31, 2009 and 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $18 million and $77 million, respectively, which is included in premiums and other receivables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
                                                                (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..........................   $263    $  797
  Call options in equity securities..........................    (15)      (72)
                                                                ----    -- ---
     Net embedded derivatives within asset host contracts....   $248    $  725
                                                                ====    == ===
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.........................   $(35)   $  298
                                                                         (1,2-
  Funds withheld on ceded reinsurance........................    132        03)
  Other......................................................    (26)      (83)
                                                                ----    -- ---
     Net embedded derivatives within liability host
       contracts.............................................   $ 71    $ (988)
                                                                ====    == ===



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                          2009      2008     2007
                                                        --------   ------   ------
                                                               (IN MILLIONS)
Net investment gains (losses) (1).....................   $(1,586)  $1,744     $15


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($380) million and $442 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $144,649    $144,649
Equity securities.....................................             $  2,116    $  2,116
Trading securities....................................             $    471    $    471
Mortgage loans, net...................................             $ 40,620    $ 39,155
Policy loans..........................................             $  8,099    $  9,108
Real estate joint ventures (1)........................             $     49    $     61
Other limited partnership interests (1)...............             $  1,443    $  1,431
Short-term investments................................             $  3,315    $  3,315
Other invested assets: (1)
  Derivative assets (2)...............................   $56,746   $  2,415    $  2,415
  Other...............................................             $  1,707    $  1,659
Cash and cash equivalents.............................             $  3,347    $  3,347
Accrued investment income.............................             $  2,066    $  2,066
Premiums and other receivables (1)....................             $ 18,271    $ 18,648
Separate account assets...............................             $ 80,377    $ 80,377
Net embedded derivatives within asset host contracts
  (3).................................................             $    263    $    263
LIABILITIES:
Policyholder account balances (1).....................             $ 64,097    $ 64,081
Payables for collateral under securities loaned and
  other transactions..................................             $ 14,662    $ 14,662
Short-term debt.......................................             $    319    $    319
Long-term debt (1)....................................             $  3,474    $  3,494
Other liabilities: (1)................................
  Derivative liabilities (2)..........................   $26,986   $  1,971    $  1,971
  Trading liabilities.................................             $    106    $    106
  Other...............................................             $ 17,192    $ 17,192
Separate account liabilities (1)......................             $ 28,874    $ 28,874
Net embedded derivatives within liability host
  contracts (3).......................................             $     71    $     71
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 1,262   $     --    $    (43)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   763   $     --    $    (19)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $122,229    $122,229
Equity securities.....................................             $  2,298    $  2,298
Trading securities....................................             $    277    $    277
Mortgage loans, net...................................             $ 42,105    $ 41,110
Policy loans..........................................             $  7,881    $  9,675
Real estate joint ventures (1)........................             $     67    $     75
Other limited partnership interests (1)...............             $  1,697    $  2,008
Short-term investments................................             $  7,598    $  7,598
Other invested assets:  (1)
  Derivative assets (2)...............................   $71,514   $  6,646    $  6,646
  Other...............................................             $    875    $    691
Cash and cash equivalents.............................             $ 10,279    $ 10,279
Accrued investment income.............................             $  2,079    $  2,079
Premiums and other receivables (1)....................             $ 17,856    $ 18,088
Separate account assets...............................             $ 72,259    $ 72,259
Net embedded derivatives within asset host contracts
  (3).................................................             $    797    $    797
LIABILITIES:
Policyholder account balances (1).....................             $ 70,799    $ 66,232
Payables for collateral under securities loaned and
  other transactions..................................             $ 18,649    $ 18,649
Short-term debt.......................................             $    414    $    414
Long-term debt (1)....................................             $  2,684    $  1,995
Other liabilities: (1)
  Derivative liabilities (2)..........................   $35,219   $  2,521    $  2,521
  Trading liabilities.................................             $     57    $     57
  Other...............................................             $ 16,163    $ 16,163
Separate account liabilities (1)......................             $ 26,214    $ 26,214
Net embedded derivatives within liability host
  contracts (3).......................................             $   (988)   $   (988)
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 2,191   $     --    $   (114)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. At December 31, 2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities
-- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and joint venture investments. Leveraged leases, tax credit partnerships and joint venture investments, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of prepaid expenses, amounts held under corporate-owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $35.5 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of funds withheld related to certain ceded reinsurance; embedded derivatives within these funds withheld related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance contracts recognized using the deposit method of accounting.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances.

     The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                           FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                         ---------------------------------------------------
                                          QUOTED PRICES IN
                                         ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                          IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                           AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                              (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                         ------------------  -----------------  ------------  ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities............        $    --            $ 44,394         $ 4,674     $ 49,068
  RMBS.................................             --              29,405           1,580       30,985
  Foreign corporate securities.........             --              21,541           3,456       24,997
  U.S. Treasury, agency and government
     guaranteed securities.............          6,090              10,312              --       16,402
  CMBS.................................             --              10,684              87       10,771
  ABS..................................             --               5,503           1,668        7,171
  State and political subdivision
     securities........................             --               2,714              20        2,734
  Foreign government securities........             --               2,272             249        2,521
                                               -------            --------         -------     --------
     Total fixed maturity securities...          6,090             126,825          11,734      144,649
                                               -------            --------         -------     --------
Equity securities:
  Common stock.........................            289                 777              64        1,130
  Non-redeemable preferred stock.......             --                 193             793          986
                                               -------            --------         -------     --------
     Total equity securities...........            289                 970             857        2,116
                                               -------            --------         -------     --------
Trading securities.....................             --                 388              83          471
Short-term investments (1).............          2,099               1,193               8        3,300
Derivative assets (2)..................             --               2,318              97        2,415
Net embedded derivatives within asset
  host contracts (3)...................             --                  --             263          263
Separate account assets (4)............         13,006              65,788           1,583       80,377
                                               -------            --------         -------     --------
  Total assets.........................        $21,484            $197,482         $14,625     $233,591
                                               =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2).............        $     5            $  1,961         $     5     $  1,971
Net embedded derivatives within
  liability host contracts (3).........             --                 (26)             97           71
Trading liabilities (5)................            106                  --              --          106
                                               -------            --------         -------     --------
  Total liabilities....................        $   111            $  1,935         $   102     $  2,148
                                               =======            ========         =======     ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --            $ 38,663         $ 5,089     $ 43,752
  RMBS..................................             --              22,680             373       23,053
  Foreign corporate securities..........             --              16,857           3,367       20,224
  U.S. Treasury, agency and government
     guaranteed securities..............          7,427               8,461              48       15,936
  CMBS..................................             --               8,939             138        9,077
  ABS...................................             --               4,824           1,487        6,311
  State and political subdivision
     securities.........................             --               1,025              76        1,101
  Foreign government securities.........             --               2,573             202        2,775
                                                -------            --------         -------     --------
     Total fixed maturity securities....          7,427             104,022          10,780      122,229
                                                -------            --------         -------     --------
Equity securities:
  Common stock..........................            238                 994              59        1,291
  Non-redeemable preferred stock........             --                  89             918        1,007
                                                -------            --------         -------     --------
     Total equity securities............            238               1,083             977        2,298
                                                -------            --------         -------     --------
Trading securities......................             --                 161             116          277
Short-term investments (1)..............          6,812                 695              75        7,582
Derivative assets (2)...................              2               6,505             139        6,646
Net embedded derivatives within asset
  host contracts (3)....................             --                  --             797          797
Separate account assets (4).............         39,767              31,006           1,486       72,259
                                                -------            --------         -------     --------
  Total assets..........................        $54,246            $143,472         $14,370     $212,088
                                                =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2)..............        $    58            $  2,305         $   158     $  2,521
Net embedded derivatives within
  liability host contracts (3)..........             --                 (83)           (905)        (988)
Trading liabilities (5).................             57                  --              --           57
                                                -------            --------         -------     --------
  Total liabilities.....................        $   115            $  2,222         $  (747)    $  1,590
                                                =======            ========         =======     ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g. time deposits, etc.).

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables. At December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury, agency and government guaranteed fixed maturity securities, exchange-traded common stock; and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded equity and interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury, agency and government guaranteed securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, ABS, foreign government securities, and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain funding agreements.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; RMBS; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this category includes: swap spreadlocks with maturities which extend beyond observable periods; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations, as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotations; interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments; and implied volatility swaps with unobservable volatility inputs. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees, as well as those on the cession of risks associated with those guarantees to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                     $ 5,089       $  (276)        $   572         $(1,002)
  RMBS.......................                                         373            35              80           1,134
  Foreign corporate
     securities..............                                       3,367          (210)          1,156            (614)
  U.S. Treasury, agency and
     government guaranteed
     securities..............                                          48            --              --             (27)
  CMBS.......................                                         138             6               4             (38)
  ABS........................                                       1,487           (63)            281             (61)
  State and political
     subdivision securities..                                          76            --               1             (15)
  Foreign government
     securities..............                                         202             2              18              66
                                                                  -------       -------         -------         -------
     Total fixed maturity
       securities............                                     $10,780       $  (506)        $ 2,112         $  (557)
                                                                  =======       =======         =======         =======
Equity securities:
  Common stock...............                                     $    59       $    (2)        $    (2)        $     9
  Non-redeemable preferred
     stock...................                                         918          (251)            355            (190)
                                                                  -------       -------         -------         -------
     Total equity
       securities............                                     $   977       $  (253)        $   353         $  (181)
                                                                  =======       =======         =======         =======
Trading securities...........                                     $   116       $    16         $    --         $   (49)
Short-term investments.......                                     $    75       $    (9)        $    --         $   (53)
Net derivatives (7)..........                                     $   (19)      $    35         $    (1)        $    79
Separate account assets (8)..                                     $ 1,486       $  (221)        $    --         $   452
Net embedded derivatives
  (9)........................                                     $ 1,702       $(1,570)        $    --         $    34

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 5,527            $--        $ 5,527       $  (455)        $(1,085)        $   606
  RMBS.......................           899             --            899            (2)           (111)            (53)
  Foreign corporate
     securities..............         4,752             --          4,752          (127)         (1,794)           (104)
  U.S. Treasury, agency and
     government guaranteed
     securities..............            55             --             55            --              (1)            (29)
  CMBS.......................           271             --            271            (6)            (57)              2
  ABS........................         2,814             --          2,814           (80)           (672)           (549)
  State and political
     subdivision securities..            56             --             56             1              11              33
  Foreign government
     securities..............           475             --            475            (5)            (17)           (256)
  Other fixed maturity
     securities..............           217             --            217            --             (37)           (180)
                                    -------            ---        -------       -------         -------         -------
     Total fixed maturity
       securities............       $15,066            $--        $15,066       $  (674)        $(3,763)        $  (530)
                                    =======            ===        =======       =======         =======         =======
Equity securities:
  Common stock...............       $    60            $--        $    60       $     2         $    (4)        $     1
  Non-redeemable preferred
     stock...................         1,467             --          1,467          (130)           (342)            (55)
                                    -------            ---        -------       -------         -------         -------
     Total equity
       securities............       $ 1,527            $--        $ 1,527       $  (128)        $  (346)        $   (54)
                                    =======            ===        =======       =======         =======         =======
Trading securities...........       $   174            $--        $   174       $   (26)        $    --         $   (32)
Short-term investments.......       $   149            $--        $   149       $    (2)        $    --         $   (72)
Net derivatives (7)..........       $   134            $(1)       $   133       $   (60)        $    --         $   (92)
Separate account assets (8)..       $ 1,170            $--        $ 1,170       $   (86)        $    --         $   (22)
Net embedded derivatives
  (9)........................       $    25            $30        $    55       $ 1,631         $    --         $    16
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..       $ 291         $ 4,674
  RMBS.......................         (42)          1,580
  Foreign corporate
     securities..............        (243)          3,456
  U.S. Treasury, agency and
     government guaranteed
     securities..............         (21)             --
  CMBS.......................         (23)             87
  ABS........................          24           1,668
  State and political
     subdivision securities..         (42)             20
  Foreign government
     securities..............         (39)            249
                                    -----         -------
     Total fixed maturity
       securities............       $ (95)        $11,734
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    64
  Non-redeemable preferred
     stock...................         (39)            793
                                    -----         -------
     Total equity
       securities............       $ (39)        $   857
                                    =====         =======
Trading securities...........       $  --         $    83
Short-term investments.......       $  (5)        $     8
Net derivatives (7)..........       $  (2)        $    92
Separate account assets (8)..       $(134)        $ 1,583
Net embedded derivatives
  (9)........................       $  --         $   166

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 496         $ 5,089
  RMBS.......................        (360)            373
  Foreign corporate
     securities..............         640           3,367
  U.S. Treasury, agency and
     government guaranteed
     securities..............          23              48
  CMBS.......................         (72)            138
  ABS........................         (26)          1,487
  State and political
     subdivision securities..         (25)             76
  Foreign government
     securities..............           5             202
  Other fixed maturity
     securities..............          --              --
                                    -----         -------
     Total fixed maturity
       securities............       $ 681         $10,780
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    59
  Non-redeemable preferred
     stock...................         (22)            918
                                    -----         -------
     Total equity
       securities............       $ (22)        $   977
                                    =====         =======
Trading securities...........       $  --         $   116
Short-term investments.......       $  --         $    75
Net derivatives (7)..........       $  --         $   (19)
Separate account assets (8)..       $ 424         $ 1,486
Net embedded derivatives
  (9)........................       $  --         $ 1,702


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ---------------------------------------
                                                      CLASSIFICATION OF REALIZED/UNREALIZED
                                                                      GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $12          $  (288)      $  (276)
  RMBS.............................................        30                5            35
  Foreign corporate securities.....................        (8)            (202)         (210)
  CMBS.............................................        --                6             6
  ABS..............................................         8              (71)          (63)
  Foreign government securities....................         3               (1)            2
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (551)      $  (506)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (2)      $    (2)
  Non-redeemable preferred stock...................        --             (251)         (251)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (253)      $  (253)
                                                        =====          =======       =======
Trading securities.................................       $16          $    --       $    16
Short-term investments.............................       $--          $    (9)      $    (9)
Net derivatives....................................       $--          $    35       $    35
Net embedded derivatives...........................       $--          $(1,570)      $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               TOTAL GAINS AND LOSSES
                                                     -----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN EARNINGS
                                                     -----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)         TOTAL
                                                     ----------      -------------      ------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  8            $ (463)        $ (455)
  RMBS.............................................        --                (2)            (2)
  Foreign corporate securities.....................        (6)             (121)          (127)
  CMBS.............................................        --                (6)            (6)
  ABS..............................................         3               (83)           (80)
  State and political subdivision securities.......        --                 1              1
  Foreign government securities....................         4                (9)            (5)
                                                       ------            ------         ------
     Total fixed maturity securities...............      $  9            $ (683)        $ (674)
                                                       ======            ======         ======
Equity securities:
  Common stock.....................................    $   --            $    2         $    2
  Non-redeemable preferred stock...................        --              (130)          (130)
                                                       ------            ------         ------
     Total equity securities.......................      $ --            $ (128)        $ (128)
                                                       ======            ======         ======
Trading securities.................................      $(26)           $   --         $  (26)
Short-term investments.............................      $  1            $   (3)        $   (2)
Net derivatives....................................      $ --            $  (60)        $  (60)
Net embedded derivatives...........................      $ --            $1,631         $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                     RELATING TO ASSETS AND LIABILITIES HELD
                                                               AT DECEMBER 31, 2009
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $11          $  (281)      $  (270)
  RMBS.............................................        30                6            36
  Foreign corporate securities.....................        (7)            (106)         (113)
  CMBS.............................................        --               (5)           (5)
  ABS..............................................         8              (97)          (89)
  Foreign government securities....................         3               --             3
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (483)      $  (438)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (1)      $    (1)
  Non-redeemable preferred stock...................        --             (128)         (128)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (129)      $  (129)
                                                        =====          =======       =======
Trading securities.................................       $15          $    --       $    15
Net derivatives....................................       $--          $    96       $    96
Net embedded derivatives...........................       $--          $(1,568)      $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                       RELATING TO ASSETS AND LIABILITIES
                                                            HELD AT DECEMBER 31, 2008
                                                     --------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      ------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  6          $ (283)       $ (277)
  RMBS.............................................        --              --            --
  Foreign corporate securities.....................        (8)           (120)         (128)
  CMBS.............................................        --              --            --
  ABS..............................................         3             (63)          (60)
  Foreign government securities....................         4              --             4
                                                       ------          ------        ------
     Total fixed maturity securities...............      $  5          $ (466)       $ (461)
                                                       ======          ======        ======
Equity securities:
  Common stock.....................................    $   --          $   (1)       $   (1)
  Non-redeemable preferred stock...................        --            (113)         (113)
                                                       ------          ------        ------
     Total equity securities.......................      $ --          $ (114)       $ (114)
                                                       ======          ======        ======
Trading securities.................................      $(18)         $   --        $  (18)
Net derivatives....................................      $ --          $  (93)       $  (93)
Net embedded derivatives...........................      $ --          $1,632        $1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Mortgage loans (1):
  Held-for-investment.......       $248            $168        $ (80)        $234            $188        $(46)
  Held-for-sale.............         --              --           --           26              16         (10)
                                   ----            ----        -----         ----            ----        ----
     Mortgage loans, net....       $248            $168        $ (80)        $260            $204        $(56)
                                   ====            ====        =====         ====            ====        ====
Other limited partnership
  interests (2).............       $805            $517        $(288)        $230            $131        $(99)
Real estate joint ventures
  (3).......................       $ 80            $ 43        $ (37)        $ --            $ --        $ --

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Mortgage Loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $321 million as of December 31, 2009.

   (3) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $45 million as of December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA    TOTAL
                                                           -------   -----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2007...............................  $ 8,598   $ 293   $ 8,891
  Effect of adoption of new accounting principle.........     (195)   (123)     (318)
  Capitalizations........................................      886      --       886
                                                           -------   -----   -------
     Subtotal............................................    9,289     170     9,459
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (114)     (1)     (115)
     Other expenses......................................      735      23       758
                                                           -------   -----   -------
       Total amortization................................      621      22       643
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............      110      71       181
  Less: Other............................................        7      --         7
                                                           -------   -----   -------
Balance at December 31, 2007.............................    8,551      77     8,628
  Capitalizations........................................      901      --       901
                                                           -------   -----   -------
     Subtotal............................................    9,452      77     9,529
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      157      (4)      153
     Other expenses......................................      909      19       928
                                                           -------   -----   -------
       Total amortization................................    1,066      15     1,081
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............   (2,274)   (146)   (2,420)
  Less: Other............................................       (2)     (1)       (3)
                                                           -------   -----   -------
Balance at December 31, 2008.............................   10,662     209    10,871
  Capitalizations........................................      857      --       857
                                                           -------   -----   -------
     Subtotal............................................   11,519     209    11,728
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (254)     (1)     (255)
     Other expenses......................................      648      22       670
                                                           -------   -----   -------
       Total amortization................................      394      21       415
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............    1,897      52     1,949
                                                           -------   -----   -------
Balance at December 31, 2009.............................  $ 9,228   $ 136   $ 9,364
                                                           =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2010, $10 million in 2011, $10 million in 2012, $10 million in 2013 and $9 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2009      2008     2009     2008     2009      2008
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $7,034   $ 8,404    $114     $175    $7,148   $ 8,579
Retirement Products..................   2,125     2,188      20       31     2,145     2,219
Corporate Benefit Funding............      67        68      --       --        67        68
Corporate & Other....................       2         2       2        3         4         5
                                       -- ---   --- ---    ----     ----    -- ---   --- ---
  Total..............................  $9,228   $10,662    $136     $209    $9,364   $10,871
                                       == ===   === ===    ====     ====    == ===   === ===



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2009   2008   2007
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at beginning of the period...........................  $111   $108   $106
Acquisitions.................................................    --      3      2
                                                               ----   ----   ----
Balance at the end of the period.............................  $111   $111   $108
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
Total.............................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2009 based upon data at June 30, 2009 that indicated that goodwill was not impaired. During the fourth quarter of 2009, the Company realigned its reportable segments. See Notes 1 and
17. The 2009 annual goodwill impairment tests were based on the segment structure in existence prior to such realignment. The realignment did not significantly change the reporting units for goodwill impairment testing purposes and management concluded that no additional tests were required at December 31, 2009.

     Previously, due to economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly in individual

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


annuity and variable & universal life reporting units, management performed an interim goodwill impairment test at December 31, 2008 and again, for certain reporting units most affected by the current economic environment at March 31, 2009. Based upon the tests performed, management concluded no impairment of goodwill had occurred for any of the Company's reporting units at March 31, 2009 and December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are as follows:

                                                             POLICYHOLDER          OTHER
                                        FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                           BENEFITS            BALANCES            FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2009      2008      2009      2008     2009     2008
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Insurance Products..................   68,352    66,725    18,947    17,665    5,296    5,098
Retirement Products.................    2,152     2,041    21,471    21,761       22       17
Corporate Benefit Funding...........   29,118    28,846    46,137    53,829      210      244
Corporate & Other...................      338       571        35        53       99      124
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $99,960   $98,183   $86,590   $93,308   $5,627   $5,483
                                      =======   =======   =======   =======   ======   ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $427      $431      $439
Acquisitions..............................................    --         9        --
Amortization..............................................   (15)      (13)       (8)
                                                            ----      ----      ----
Balance at December 31,...................................  $412      $427      $431
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $19 million in 2010, $22 million in 2011, $25 million in 2012, $27 million in 2013 and $29 million in 2014. See Note 2 for a description of acquisitions and dispositions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $144      $132      $121
Capitalization............................................    51        40        29
Amortization..............................................   (22)      (28)      (18)
                                                            ----      ----      ----
Balance at December 31,...................................  $173      $144      $132
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53.0 billion and $48.2 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $27.4 billion and $24.1 billion at December 31, 2009 and 2008, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.35% and 4.40% at December 31, 2009 and 2008, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.1 billion, $1.3 billion and $1.3 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2009      2008
                                                                    ----      ----
                                                                     (IN MILLIONS)
Fixed maturity securities.........................................   $--       $ 5
Equity securities.................................................   $35       $16
Cash and cash equivalents.........................................   $--       $--


     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. Dollars or foreign currencies, to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2009, 2008 and 2007, the Company issued $4.3 billion, $5.7 billion and $4.6 billion, respectively, and repaid $6.4 billion, $7.6 billion and $3.7 billion, respectively, of such funding agreements. At December 31, 2009 and 2008, funding agreements outstanding, which are included in policyholder account balances, were $16.2 billion and $17.3 billion, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $519 million, $840 million and $917 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $742 million and $830 million of common stock of the FHLB of NY at December 31, 2009 and 2008, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $13.7 billion and $15.2 billion at December 31, 2009 and 2008, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $15.1 billion and $17.8 billion at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $333 million, $229 million and $94 million, respectively.

     The temporary contingent increase in MLIC's borrowing capacity that was in effect on December 31, 2008 expired December 31, 2009.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer MAC, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.5 billion at both December 31, 2009 and 2008, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2009 and 2008. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $132 million, $132 million and $117 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2009      2008      2007
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 5,669   $ 5,174   $ 4,500
  Less: Reinsurance recoverables.....................     (266)     (265)     (268)
                                                       -------   -------   -------
Net balance at January 1,............................    5,403     4,909     4,232
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    4,480     4,063     3,743
  Prior years........................................      (14)      (86)     (104)
                                                       -------   -------   -------
                                                         4,466     3,977     3,639
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,664)   (2,481)   (2,077)
  Prior years........................................   (1,257)   (1,002)     (885)
                                                       -------   -------   -------
                                                        (3,921)   (3,483)   (2,962)
                                                       -------   -------   -------
Net balance at December 31,..........................    5,948     5,403     4,909
  Add: Reinsurance recoverables......................      354       266       265
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,302   $ 5,669   $ 5,174
                                                       =======   =======   =======



     During 2009, 2008 and 2007, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $14 million, $86 million and $104 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,225             N/A        $   3,177             N/A
Net amount at risk (2)..................     $     218 (3)         N/A        $     706 (3)         N/A
Average attained age of
  contractholders.......................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  34,891       $   9,739        $  28,448       $   5,693
Net amount at risk (2)..................     $   2,516 (3)   $   1,552 (4)    $   6,081 (3)   $   2,399 (4)
Average attained age of
  contractholders.......................      62 years        58 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     282              N/A       $     283
Net amount at risk (2)..................           N/A       $      50 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        61 years              N/A        60 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2009                          2008
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   5,679      $   1,297      $   4,908      $   1,349
Net amount at risk (2)....................   $  92,771 (3)  $  11,521 (3)  $ 102,690 (3)  $  12,485 (3)
Average attained age of policyholders.....    48 years       56 years       49 years       55 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance, at January 1, 2007.........     $ 21           $13            $ 9          $ 9       $ 52
     Incurred guaranteed benefits.....        9             6              4            3         22
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       28            19             13           12         72
     Incurred guaranteed benefits.....       59            70             14            1        144
     Paid guaranteed benefits.........      (18)           --             --           --        (18)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       69            89             27           13        198
     Incurred guaranteed benefits.....       21            --             40            8         69
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 57           $89            $67          $21       $234
                                           ====           ===            ===          ===       ====
CEDED
  Balance, at January 1, 2007.........     $ 15           $ 6            $--          $--       $ 21
     Incurred guaranteed benefits.....        5            (2)            --           --          3
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       20             4             --           --         24
     Incurred guaranteed benefits.....       32            22             --           --         54
     Paid guaranteed benefits.........      (12)           --             --           --        (12)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       40            26             --           --         66
     Incurred guaranteed benefits.....       30             2             44            8         84
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 37           $28            $44          $ 8       $117
                                           ====           ===            ===          ===       ====
NET
  Balance, at January 1, 2007.........     $  6           $ 7            $ 9          $ 9       $ 31
     Incurred guaranteed benefits.....        4             8              4            3         19
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......        8            15             13           12         48
     Incurred guaranteed benefits.....       27            48             14            1         90
     Paid guaranteed benefits.........       (6)           --             --           --         (6)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       29            63             27           13        132
     Incurred guaranteed benefits.....       (9)           (2)            (4)          --        (15)
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 20           $61            $23          $13       $117
                                           ====           ===            ===          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $16,701   $12,973
  Balanced....................................................    8,762     5,342
  Bond........................................................    3,342     2,837
  Money Market................................................      369       419
  Specialty...................................................      794       219
                                                                -------   -------
     Total....................................................  $29,968   $21,790
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various subsidiaries. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $2.2 billion of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $19,285   $19,246   $17,411
  Reinsurance assumed..................................    1,197     1,334       951
  Reinsurance ceded....................................   (1,853)   (2,136)   (1,927)
                                                         -------   -------   -------
     Net premiums......................................  $18,629   $18,444   $16,435
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,565   $ 2,741   $ 2,589
  Reinsurance assumed..................................        9         7         2
  Reinsurance ceded....................................     (507)     (463)     (345)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,067   $ 2,285   $ 2,246
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,570   $21,863   $19,454
  Reinsurance assumed..................................    1,045     1,018       530
  Reinsurance ceded....................................   (1,953)   (2,182)   (1,709)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,662   $20,699   $18,275
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policyholder funds........................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 28,290    $  790   $24,720      $  2,780
Deferred policy acquisition costs and value of
  business acquired.............................    10,871       269      (594)       11,196
                                                  --------    ------   -------      --------
  Total assets..................................  $ 39,161    $1,059   $24,126      $ 13,976
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 98,183    $1,866   $    --      $ 96,317
Policyholder account balances...................    93,308       702        --        92,606
Other policyholder funds........................     5,483       256      (233)        5,460
Other liabilities...............................    29,350     4,945    16,772         7,633
                                                  --------    ------   -------      --------
  Total liabilities.............................  $226,324    $7,769   $16,539      $202,016
                                                  ========    ======   =======      ========



     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont ("MRV") and Metropolitan Tower Life Insurance Company, all of which are related parties.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2009     2008    2007
                                                             ------   -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1),(2)..............................  $   66   $  43   $  23
  Reinsurance ceded........................................     (43)    (46)   (113)
                                                             ------   -----   -----
     Net premiums..........................................  $   23   $  (3)  $ (90)
                                                             ======   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $    9   $   7   $   2
  Reinsurance ceded........................................    (177)   (178)   (112)
                                                             ------   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (168)  $(171)  $(110)
                                                             ======   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $   (4)  $  (5)  $  (4)
  Reinsurance ceded (3)....................................     901     923      --
                                                             ------   -----   -----
     Net other revenues....................................  $  897   $ 918   $  (4)
                                                             ======   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (2)..................................  $   75   $  57   $  32
  Reinsurance ceded........................................     (91)   (133)    (80)
                                                             ------   -----   -----
     Net policyholder benefits and claims..................  $  (16)  $ (76)  $ (48)
                                                             ======   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $   10   $  22   $  18
  Reinsurance ceded........................................     (78)    (70)    (65)
                                                             ------   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  (68)  $ (48)  $ (47)
                                                             ======   =====   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed......................................  $   --   $  --   $  --
  Reinsurance ceded........................................     (18)    (20)    (29)
                                                             ------   -----   -----
     Net policyholder dividends............................  $  (18)  $ (20)  $ (29)
                                                             ======   =====   =====
OTHER EXPENSES:
  Reinsurance assumed (1)..................................  $  331   $ 128   $ 143
  Reinsurance ceded (2),(3)................................     791     825     (31)
                                                             ------   -----   -----
     Net other expenses....................................  $1,122   $ 953   $ 112
                                                             ======   =====   =====



--------

   (1) In March 2009, MetLife, Inc. completed the sale of Cova Corporation, the parent company of Texas Life Insurance Company ("Texas Life"). After the sale, reinsurance transactions with Texas Life were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with Texas Life have been removed from the presentation in the table above. Affiliated transactions with Texas Life

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       at December 31, 2008 included assumed premiums of ($1) million, and at December 31, 2007 included interest costs on assumed reinsurance of $1 million.

   (2) As discussed in Note 2, in September 2008, MetLife, Inc. completed a tax-free split-off of its majority owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the Company's dividend of interests in RGA, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates at December 31, 2008 included assumed premiums, assumed benefits and interest costs on ceded reinsurance of ($14) million, $42 million and $6 million, respectively, and at December 31, 2007 included ceded premiums, ceded benefits and ceded interest costs of $29 million, $22 million and $36 million, respectively.

   (3) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $819 million and $835 million of interest earned on the deposit included within premiums and other receivables as well as certain administrative fees at December 31, 2009 and 2008, respectively. The Company also recognized in other expenses $888 million and $911 million of interest expense associated with funds withheld at December 31, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2009                2008
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables...................   $   14   $19,035    $  334   $19,343
Deferred policy acquisition costs and value of
  business acquired..............................      307      (399)      227      (406)
                                                    ------   -------    ------   -------
  Total assets...................................   $  321   $18,636    $  561   $18,937
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  400   $    --    $  395   $    --
Policyholder account balances....................      721        --       606        --
Other policyholder funds.........................       30      (169)       27      (232)
Other liabilities................................    6,440    17,034     4,642    15,567
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,591   $16,865    $5,670   $15,335
                                                    ======   =======    ======   =======



     Effective December 31, 2009, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 75% coinsurance funds withheld basis. This agreement covers certain term life insurance policies issued by the Company in 2007 and 2008 and certain universal life insurance policies issued by the Company from 2007 through 2009. This agreement transfers risk to MRV, and is therefore accounted for as reinsurance. As a result of the agreement, the Company capitalized a net deferred gain of $67 million, included in DAC and other liabilities; affiliated reinsurance recoverables, included in premiums and other receivables, increased $220 million; the Company recorded a funds withheld liability for $160 million, included in other liabilities; and unearned revenue, included in other policyholder funds, was reduced by $7 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net investment gains (losses). The embedded derivatives are included within premiums and other receivables and were assets of $263 million and $797 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included in ($596) million, $729 million and $42 million, respectively, in changes in the estimated fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and (increased) decreased the funds withheld balance by ($101) million and $1,203 million at December 31, 2009 and 2008, respectively. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was ($1,304) million and $1,203 million, for the years ended December 31, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $1.3 billion of unsecured affiliated reinsurance recoverable balances.

10.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, have resulted in a policyholder dividend obligation of zero at both December 31, 2009 and 2008. The policyholder dividend obligation of zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, have resulted in a reduction to both actual and expected cumulative earnings of the closed block. Amortization of the closed block DAC, which resides outside of the closed block, will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future adjustments to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,576   $43,520
Other policyholder funds......................................      307       315
Policyholder dividends payable................................      615       711
Payables for collateral under securities loaned and other
  transactions................................................       --     2,852
Other liabilities.............................................      576       254
                                                                -------   -------
  Total closed block liabilities..............................   45,074    47,652
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,129 and $27,947,
     respectively)............................................   27,375    26,205
  Equity securities available-for-sale, at estimated fair
     value (cost: $204 and $280, respectively)................      218       210
  Mortgage loans..............................................    6,200     7,243
  Policy loans................................................    4,538     4,426
  Real estate and real estate joint ventures held-for-
     investment...............................................      321       381
  Short-term investments......................................        1        52
  Other invested assets.......................................      463       952
                                                                -------   -------
     Total investments........................................   39,116    39,469
Cash and cash equivalents.....................................      241       262
Accrued investment income.....................................      489       484
Premiums and other receivables................................       78        98
Current income tax recoverable................................      112        --
Deferred income tax assets....................................      612     1,632
                                                                -------   -------
  Total assets designated to the closed block.................   40,648    41,945
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    4,426     5,707
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $89 and ($633), respectively.............................      166    (1,174)
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($3) and ($8), respectively................       (5)      (15)
                                                                -------   -------
  Total amounts included in accumulated other comprehensive
     income (loss)............................................      161    (1,189)
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,587   $ 4,518
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                 -----------------
                                                                  2008       2007
                                                                 -----      ------
                                                                   (IN MILLIONS)
Balance at January 1,..........................................  $ 789      $1,063
Change in unrealized investment and derivative gains (losses)..   (789)       (274)
                                                                 -----      ------
Balance at December 31,........................................  $  --      $  789
                                                                 =====      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,708   $2,787   $2,870
Net investment income and other revenues.................   2,197    2,248    2,350
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................    (107)     (94)      (3)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      40       --       --
  Other net investment gains (losses), net...............     199       10       31
                                                           ------   ------   ------
     Total net investment gains (losses).................     132      (84)      28
                                                           ------   ------   ------
     Total revenues......................................   5,037    4,951    5,248
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,329    3,393    3,457
Policyholder dividends...................................   1,394    1,498    1,492
Other expenses...........................................     203      217      231
                                                           ------   ------   ------
     Total expenses......................................   4,926    5,108    5,180
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     111     (157)      68
Provision (benefit) for income tax expense (benefit).....      36      (68)      21
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $   75   $  (89)  $   47
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,587   $4,518   $4,429
Less:
  Cumulative effect of a change in accounting principle,
     net of income tax...................................      --       --       (4)
  Closed block adjustment (1)............................     144       --       --
Balance at January 1,....................................   4,518    4,429    4,480
                                                           ------   ------   ------
Change during year.......................................  $  (75)  $   89   $  (47)
                                                           ======   ======   ======



--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2009     2008
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.80%    2011-2037   $1,986   $1,394
Surplus notes........................  7.63%-7.88%       7.98%    2015-2025      698      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.19%       2020        200       --
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.49%    2010-2016       65       66
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             28       39
                                                                              ------   ------
Total long-term debt.................                                          3,502    2,722
Total short-term debt................                                            319      414
                                                                              ------   ------
  Total..............................                                         $3,821   $3,136
                                                                              ======   ======



     The aggregate maturities of long-term debt at December 31, 2009 for the next five years are $64 million in 2010, $1,100 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014 and $2,120 million thereafter.

     Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with prior approval of the insurance department of the state of domicile, whereas capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2009 and 2008.

  SURPLUS NOTES -- AFFILIATED

     On December 31, 2009, the Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     On December 28, 2009, the Company issued a surplus note to MetLife, Inc. for $300 million maturing in 2011 with an interest rate of 6-month LIBOR plus 1.80%. This transaction was settled by the transfer of securities from MetLife, Inc. to the Company.

     On September 29, 2009, the Company issued a $217 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2014 with an interest rate of 6.46%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note maturing in 2009 with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note with an interest rate of 7.38% to MetLife Capital Trust IV, an affiliate.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  MORTGAGE LOANS -- AFFILIATED

     On December 30, 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SHORT-TERM DEBT

     Short-term debt was $319 million and $414 million at December 31, 2009 and 2008, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2009, 2008 and 2007, the weighted average interest rate of short-term debt was 0.35%, 2.4% and 5.1%, respectively. During the years ended December 31, 2009, 2008 and 2007, the average daily balance of short-term debt was $365 million, $421 million and $927 million, respectively, and was outstanding for an average of 23 days, 25 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $166 million, $192 million and $190 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $105 million, $120 million and $78 million of interest expense related to affiliated debt for the years ended December 31, 2009, 2008 and 2007, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintained an unsecured credit facility and a committed facility of $2.9 billion and $500 million, respectively, at December 31, 2009. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facility is used for general corporate purposes. Total fees expensed by the Company associated with this credit facility were $6 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the credit facility at December 31, 2009 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                          ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  June 2012 (1)   $2,850       $548        $--         $2,302

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Proceeds are available to be used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the committed facility at December 31, 2009 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)       EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------      ------------   --------   ---------   ---------   -----------   --------
                                                             (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ..........  June 2016 (1)    $500        $490        $--          $10           6


--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Current:
  Federal................................................  $   386   $  (59)  $1,095
  State and local........................................        3        2       22
  Foreign................................................       --       17        9
                                                           -------   ------   ------
  Subtotal...............................................      389      (40)   1,126
                                                           -------   ------   ------
Deferred:
  Federal................................................   (2,281)   1,689      (53)
  State and local........................................       --       --       18
  Foreign................................................        2        1       (9)
                                                           -------   ------   ------
  Subtotal...............................................   (2,279)   1,690      (44)
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $(1,548)  $1,758   $1,185
Tax effect of:
  Tax-exempt investment income...........................     (149)    (116)    (160)
  State and local income tax.............................       --        1       33
  Prior year tax.........................................      (11)      52       38
  Tax credits............................................      (85)     (56)     (41)
  Foreign tax rate differential and change in valuation
     allowance...........................................      (77)     (14)     (18)
  Other, net.............................................      (20)      25       45
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $3,186   $3,312
  Net operating loss carryforwards..............................      49       24
  Employee benefits.............................................     605      616
  Capital loss carryforwards....................................       5       --
  Tax credit carryforwards......................................     296      298
  Net unrealized investment losses..............................     326    4,062
  Litigation-related and government mandated....................     239      264
  Other.........................................................      58      111
                                                                  ------   ------
                                                                   4,764    8,687
Less: Valuation allowance.......................................      26       14
                                                                  ------   ------
                                                                   4,738    8,673
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,338    3,918
  DAC...........................................................   2,296    2,167
  Other.........................................................      10       31
                                                                  ------   ------
                                                                   3,644    6,116
                                                                  ------   ------
Net deferred income tax asset...................................  $1,094   $2,557
                                                                  ======   ======



     Domestic net operating loss carryforwards amount to $108 million at December 31, 2009 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $33 million at December 31, 2009 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loss carryforwards amount to $13 million at December 31, 2009 and will expire beginning in 2014. Tax credit carryforwards amount to $296 million at December 31, 2009.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2009, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $7 million related to certain foreign net operating loss carryforwards and an increase of $5 million related to certain foreign capital loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $326 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from January 1, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income tax payable, as applicable, and a payment of $156 million was made in December of 2007, with $6 million paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009, and $2 million reduced current income tax expense.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                           2009       2008       2007
                                                           ----      -----      -----
                                                                  (IN MILLIONS)
Balance at beginning of the period.......................  $593      $ 655      $ 797
Additions for tax positions of prior years...............    42          4         32
Reductions for tax positions of prior years..............   (30)       (33)       (51)
Additions for tax positions of current year..............    34        120         52
Reductions for tax positions of current year.............    (2)       (12)        --
Settlements with tax authorities.........................   (45)      (135)      (171)
Lapses of statutes of limitations........................    --         (6)        (4)
                                                           ----      -----      -----
Balance at end of the period.............................  $592      $ 593      $ 655
                                                           ====      =====      =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million decrease from January 1, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. The $73 million was reclassified to current income tax payable in 2007 and paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million has been reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and the expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $101 million and $104 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $10 million related to a true-up of the prior year tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. In 2009, the Company increased legal liabilities for litigation matters pending against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASBESTOS-RELATED CLAIMS

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,804    74,027    79,717
Number of new claims during the year...................    3,910     5,063     7,161
Settlement payments during the year (1)................  $  37.6   $  99.0   $  28.2


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2009.

  REGULATORY MATTERS

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Company has received a subpoena from and has had discussions with the Office of the U.S. Attorney for the Southern District of California regarding the insurance broker Universal Life Resources. The Florida insurance regulator has initiated discussions with the Company regarding its investigation of contingent payments made to brokers. The Company has been cooperating fully in these inquiries.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electrical generation facility, which is solely operated by the lessee,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

     Regulatory authorities in a small number of states and FINRA have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Mutual Life Insurance Company, New England Life Insurance Company and GALIC, and the Company's broker dealer, New England Securities Corporation. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  DEMUTUALIZATION ACTIONS

     Metropolitan Life Insurance Company is a defendant in two lawsuits challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The plaintiffs in the consolidated state court class action, Fiala, et al.
v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17,
2000), sought compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. The plaintiffs in the consolidated federal court class action, In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000), sought rescission and compensatory damages against Metropolitan Life Insurance Company and MetLife, Inc. Plaintiffs asserted violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 ("Exchange Act") in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. The court certified a litigation class of present and former policyholders. On February 12, 2010 and March 3, 2010, the courts in these cases issued orders approving the settlement of this litigation. On March 2, 2010, the federal court issued a final judgment that is stayed pending the state court's entry of a final judgment.

  OTHER LITIGATION

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers had sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purported to represent a nationwide class of in-network providers who alleged that their claims were being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleged federal racketeering and various state law theories of liability. All of plaintiffs' claims except for breach of contract claims were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the district court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit. On April 17, 2009, plaintiffs filed a notice of appeal from this order.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Ins. Co. v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company's customers and recruit Metropolitan Life Insurance Company's financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. In March 2009, Park Avenue Securities filed a motion to vacate the decision. In September 2009, the parties reached a settlement of this action together with related and similar matters brought by Metropolitan Life Insurance Company against Park Avenue Securities and The Guardian Life Insurance Company of America.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the court granted defendants' motion for summary judgment. On September 29, 2009, plaintiffs filed a notice of appeal from the court's order dismissing the lawsuit.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2009, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  SUMMARY

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $40    $37
  Premium tax offsets currently available for paid assessments.....     8      5
                                                                      ---    ---
                                                                      $48    $42
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $60    $57
                                                                      ===    ===



     Net assessments levied against the Company were insignificant for the year ended December 31, 2009. At December 31, 2008 and 2007, net assessments levied against the Company were $2 million and less than $1 million, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                    GROSS
                                                         RENTAL      SUBLEASE      RENTAL
                                                         INCOME       INCOME      PAYMENTS
                                                         ------   -------------   --------
                                                                  (IN MILLIONS)
2010...................................................   $370         $ 13         $202
2011...................................................   $313          $14         $180
2012...................................................   $250          $14         $154
2013...................................................   $217          $13         $140
2014...................................................   $186          $ 9         $ 99
Thereafter.............................................   $567          $42         $977


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.6 billion and $2.9 billion at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.3 billion and $2.2 billion at December 31, 2009 and 2008, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $763 million and $611 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2009, the Company reduced $1 million of previously recorded liabilities related to certain investment transactions. The Company's recorded liabilities were $3 million and $4 million at December 31, 2009 and 2008, respectively, for indemnities, guarantees and commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and/or administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $355 million and $49 million for the years ended December 31, 2009 and 2008, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was $70 million and ($8) million for the years ended December 31, 2009 and 2008, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2009     2008     2009     2008
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
  Benefit obligation at beginning of year..........  $5,993   $5,668   $1,616   $1,581
  Service cost.....................................     147      159       22       20
  Interest cost....................................     374      375      123      101
  Plan participants' contributions.................      --       --       30       31
  Net actuarial losses.............................     393      139      350       19
  Settlements and curtailments.....................      12       --       --       --
  Change in benefits...............................      (7)       1     (167)      --
  Net transfer in (out) of controlled group........    (251)      --       --       --
  Prescription drug subsidy........................      --       --       12       10
  Benefits paid....................................    (374)    (349)    (157)    (146)
                                                     ------   ------   ------   ------
  Benefit obligation at end of year................   6,287    5,993    1,829    1,616
                                                     ------   ------   ------   ------
Change in plan assets:
  Fair value of plan assets at beginning of year...   5,516    6,467    1,010    1,181
  Actual return on plan assets.....................     486     (943)     135     (149)
  Plan participants' contributions.................      --       --        2       --
  Employer contribution............................      57      341        4        1
  Net transfer in (out) of controlled group........    (266)      --       --       --
  Benefits paid....................................    (374)    (349)     (33)     (23)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,419    5,516    1,118    1,010
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $   --   $  208   $   --   $   --
  Other liabilities................................    (868)    (685)    (711)    (606)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,226   $2,196   $  388   $  146
  Prior service cost (credit)......................      22       44     (289)    (157)
                                                     ------   ------   ------   ------
                                                      2,248    2,240       99      (11)
  Deferred income tax and noncontrolling interests,
     net of income tax.............................    (786)    (796)     (34)       4
                                                     ------   ------   ------   ------
                                                     $1,462   $1,444   $   65   $   (7)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                                             DECEMBER 31,
                                          -------------------------------------------------
                                           2009     2008     2009    2008    2009     2008
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets.....  $5,419   $5,516   $  --   $  --   $5,419   $5,516
Aggregate projected benefit obligation..   5,500    5,308     787     685    6,287    5,993
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  (81)  $  208   $(787)  $(685)  $ (868)  $ (477)
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,941 million and $5,583 million at December 31, 2009 and 2008, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009     2008
                                                                   ----     ----
                                                                   (IN MILLIONS)
Projected benefit obligation.....................................  $787     $685
Accumulated benefit obligation...................................  $703     $577
Fair value of plan assets........................................  $ --     $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                       2009    2008    2009     2008
                                                      ------   ----   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $6,254   $685   $1,829   $1,616
Fair value of plan assets...........................  $5,400   $ --   $1,118   $1,010


     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

     i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

     iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit)expense over the expected service years of the employees.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                        POSTRETIREMENT
                                               PENSION BENEFITS            BENEFITS
                                            ----------------------   --------------------
                                                       YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------
                                             2009    2008     2007    2009   2008    2007
                                            -----   ------   -----   -----   ----   -----
                                                             (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $ 147   $  159   $ 158   $  22   $ 20   $  26
  Interest cost...........................    374      375     348     123    101     102
  Settlement and curtailment cost.........     18       --      --      --     --      --
  Expected return on plan assets..........   (414)    (517)   (501)    (74)   (88)    (87)
  Amortization of net actuarial (gains)
     losses...............................    223       24      68      43     --      --
  Amortization of prior service cost
     (credit).............................      8       15      17     (36)   (36)    (36)
                                            -----   ------   -----   -----   ----   -----
     Net periodic benefit cost............    356       56      90      78     (3)      5
     Net periodic benefit cost of
       subsidiary held-for-sale...........     --       --       4      --     --       1
                                            -----   ------   -----   -----   ----   -----
                                              356       56      94      78     (3)      6
                                            -----   ------   -----   -----   ----   -----
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............    251    1,563    (424)    284    258    (440)
  Prior service cost (credit).............    (12)     (19)     40    (167)    37      --
  Amortization of net actuarial (gains)
     losses...............................   (223)     (24)    (68)    (43)    --      --
  Amortization of prior service cost
     (credit).............................     (8)     (15)    (17)     36     36      36
                                            -----   ------   -----   -----   ----   -----
     Total recognized in other
       comprehensive income (loss)........      8    1,505    (469)    110    331    (404)
                                            -----   ------   -----   -----   ----   -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $ 364   $1,561   $(375)  $ 188   $328   $(398)
                                            =====   ======   =====   =====   ====   =====



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $8 million and other postretirement benefits of $110 million for an aggregate reduction in other comprehensive income (loss) of $118 million before income tax and $90 million, net of income tax and noncontrolling interests.

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $6 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $38 million and ($83) million, respectively.

     The Company receives subsidies under the Prescription Drug Act. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                                DECEMBER 31,
                                                           ---------------------
                                                            2009    2008    2007
                                                           -----   -----   -----
                                                               (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance at January 1,..................................   $317    $299    $328
  Service cost...........................................      2       5       7
  Interest cost..........................................     16      20      19
  Net actuarial gains (losses)...........................    (76)      3     (42)
  Prescription drug subsidy..............................    (12)    (10)    (13)
                                                            ----    ----    ----
  Balance at December 31,................................   $247    $317    $299
                                                            ====    ====    ====




                                                                 YEARS ENDED DECEMBER 31,
                                                           -----------------------------------
                                                            2009           2008           2007
                                                           -----          -----          -----
                                                                      (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost...........................................   $ 3            $ 5            $ 7
  Interest cost..........................................    16             20             19
  Amortization of net actuarial gains (losses)...........    10             --              5
                                                            ---            ---            ---
     Total reduction in net periodic benefit cost........   $29            $25            $31
                                                            ===            ===            ===



     The Company received subsidies of $12 million, $12 million and $10 million for the years ended December 31, 2009, 2008 and 2007, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2009        2008      2009    2008
                                                ---------   ---------   -----   -----
Weighted average discount rate................      6.25%       6.60%   6.25%   6.62%
Rate of compensation increase.................  2.0%-7.5%   3.5%-7.5%     N/A     N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                           PENSION BENEFITS                BENEFITS
                                    -----------------------------   ---------------------
                                                         DECEMBER 31,
                                    -----------------------------------------------------
                                       2009       2008      2007     2009    2008    2007
                                    ---------   -------   -------   -----   -----   -----
Weighted average discount rate....      6.60%     6.65%     6.00%   6.60%   6.65%   6.00%
Weighted average expected rate of
  return on plan assets...........      8.25%     8.25%     8.25%   7.36%   7.33%   7.48%
Rate of compensation increase.....  3.5%-7.5%   3.5%-8%   4.0%-8%     N/A     N/A     N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2010 is currently anticipated to be 8.00% for pension benefits and postretirement medical benefits and 7.20% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2009                             2008
                                ------------------------------   ------------------------------
Pre-and Post-Medicare eligible  8.2% down to 5.8% in 2018 and    8.8% down to 5.8% in 2018 and
  claims......................  gradually decreasing until       gradually decreasing until
                                2079 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.1%                     rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost components....      $ 9          $ (10)
Effect of accumulated postretirement benefit obligation....      $94          $(103)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair values of the Company's pension plan assets at December 31, 2009 by asset class were as follows:

                                                                     DECEMBER 31, 2009
                              -----------------------------------------------------------------------------------------------
                                                 PENSION ASSETS                             OTHER POSTRETIREMENT ASSETS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSET CLASS
Short-term investments.....       $ 9          $   --         $ --         $    9        $11          $   --          $--
Fixed maturities and equity
  securities...............        --              10           --             10         --              54           --
Insurance general account..        --              86           --             86         --             440           --
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....        --             109           --            109         --              68           --
  Large cap value (2)......        --              --           --             --         --             176           --
  Large cap core (3).......        --           1,271           --          1,271         --              24           --
  Small cap growth (4).....        --             142           --            142         --              --           --
  Small cap core (5).......        --             106           --            106         --              72           --
  Developed international
     (6)...................        --             401           --            401         --              75           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- equity
     securities............        --           2,029           --          2,029         --             415           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........        --           2,042           --          2,042         --              --           --
  Core (8).................        --             310           --            310         --             128           --
  U.S. government and
     agencies..............        --              --           --             --         --              17           --
  Mortgage-backed
     securities............        --              --           --             --         --              28           --
  Short-term and cash......        --              76           --             76         --              19           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- fixed
     income securities.....        --           2,428           --          2,428         --             192           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............        --             226           --            226         --               6           --
  Real estate (10).........        --              47          229            276         --              --           --
  Private equity (11)......        --              --          355            355         --              --           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- alterna-
     tives.................        --             273          584            857         --               6           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total....................       $ 9          $4,826         $584         $5,419        $11          $1,107          $--
                                  ===          ======         ====         ======        ===          ======          ===

                               DECEMBER
                               31, 2009
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                                ASSETS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSET CLASS
Short-term investments.....     $   11
Fixed maturities and equity
  securities...............         54
Insurance general account..        440
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....         68
  Large cap value (2)......        176
  Large cap core (3).......         24
  Small cap growth (4).....         --
  Small cap core (5).......         72
  Developed international
     (6)...................         75
                                ------
  Total separate
     accounts -- equity
     securities............        415
                                ------
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........         --
  Core (8).................        128
  U.S. government and
     agencies..............         17
  Mortgage-backed
     securities............         28
  Short-term and cash......         19
                                ------
  Total separate
     accounts -- fixed
     income securities.....        192
                                ------
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............          6
  Real estate (10).........         --
  Private equity (11)......         --
                                ------
  Total separate
     accounts -- alterna-
     tives.................          6
                                ------
  Total....................     $1,118
                                ======



--------

   (1) Investment portfolio includes U.S. equity securities with relatively large market capitalization that exhibit signs of above average sales and earnings growth.

   (2) Investment portfolio includes U.S. equity securities with relatively large market capitalization and low price to book and price to earnings ratios.

   (3) Investment portfolio includes U.S. equity securities with relatively large market capitalization and no particular bias toward value or growth.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) Investment portfolio includes U.S. equity securities with relatively small market capitalization that exhibit signs of above average sales and earnings growth.

   (5) Investment portfolio includes U.S. equity securities with relatively small market capitalization and no particular bias toward value or growth.

   (6) Investment portfolio includes International equity securities with relatively large market capitalization and no particular bias toward value or growth.

   (7) Investment portfolio includes longer-maturity investment-grade fixed income securities invested across diverse asset sectors such as government, corporate and structured finance.

   (8) Investment portfolio includes investment-grade fixed income securities with varying maturities invested across diverse asset sectors such as government, corporate and structured finance.

   (9) Investment portfolio includes multiple hedge funds with strategies such as fixed income arbitrage, long-short equity, tactical trading and global macro.

   (10) Investment portfolio includes domestic real estate equity investments in both privately held commercial real estate and publicly listed real estate investment trust securities.

   (11) Investment portfolio includes domestic and foreign private investments in companies not publicly traded on a stock exchange.

     The fair value of the Company's pension plan assets at December 31, 2008 was $6,526 million.

     The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1 This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers in and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the year ended December 31, 2009 is as follows:

                                                  FAIR VALUE MEASUREMENT USING
                                                    SIGNIFICANT UNOBSERVABLE
                                                       OUTPUTS (LEVEL 3)
                                                 -----------------------------
                                                    PRIVATE
                                                  EQUITY FUNDS    REAL ESTATE
                                                  ------------    -----------
                                                         (IN MILLIONS)
Balance January 1,.............................       $430           $ 379
Actual return on plan assets:
Assets held at reporting date..................        (52)           (130)
Assets sold during the period..................        (31)             --
Purchases, sales and settlements...............         29              --
Net transfers in (out) of controlled group.....        (21)            (20)
Transfers in and out of Level 3................         --              --
                                                      ----           -----
Balance at December 31,........................       $355           $ 229
                                                      ====           =====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The following tables summarize the actual weighted average asset allocation by major asset class for the Invested Plans.

                                                              ACTUAL ASSET ALLOCATION
                                        -------------------------------------------------------------------
                                                                 DECEMBER 31, 2009
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
ASSET CLASS
Equity (target range):                        25% to 45%              50% to 80%                     --
  Large cap growth....................                2%                     10%                     --
  Large cap value.....................               --                      26                      --
  Large cap core......................               23                       4                      --
  Small cap growth....................                3                      --                      --
  Small cap core......................                2                      11                      --
  Developed international.............                7                      11                      --
                                              ---------               ---------                     ---
     Total equity.....................               37%                     62%                     --
Fixed income (target range):                  35% to 55%              10% to 40%                     --
  Long duration (government and
     credit)..........................               38%                     --%                     --
  Core................................                6                      19                      --
  U.S. government and agencies........               --                       3                      --
  Mortgage-backed securities..........               --                       4                      --
  Directly held bonds.................               --                       8                      --
  Insurance general account...........                2                      --                     100%
  Short-term and cash.................                1                       3                      --
                                              ---------               ---------                     ---
     Total fixed income...............               47%                     37%                    100%
Alternatives (target range):                  10% to 25%               0% to 15%                     --
  Multi-strategy hedge funds..........                4%                      1%                     --
  Real estate.........................                5                      --                      --
  Private equity......................                7                      --                      --
                                              ---------               ---------                     ---
     Total alternatives...............               16%                      1%                     --
  Total investments...................              100%                    100%                    100%


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2009 or 2008. No contributions will be required for 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company made discretionary contributions of $286 million to the qualified pension plan during the year ended December 31, 2008. The Company expects to make additional discretionary contributions of $150 million in 2010.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $57 million and $41 million for the years ended December 31, 2009 and 2008, respectively. These payments are expected to be at approximately the same level in 2010.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $157 million and $146 million for the years ended December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2010. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset payment of such benefits.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                                    OTHER POSTRETIREMENT
                                                                          BENEFITS
                                                                ---------------------------
                                                                        PRESCRIPTION
                                                      PENSION               DRUG
                                                     BENEFITS   GROSS     SUBSIDIES     NET
                                                     --------   -----   ------------   ----
                                                                    (IN MILLIONS)
2010...............................................   $  421     $129       $(12)      $117
2011...............................................   $  397     $133       $(12)      $121
2012...............................................   $  412     $135       $(13)      $122
2013...............................................   $  420     $137       $(13)      $124
2014...............................................   $  437     $139       $(14)      $125
2015-2019..........................................   $2,385     $726       $(77)      $649


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenue from these contracts recognized in the consolidated statements of operations was $42 million, $42 million and $47 million for the years ended December 31, 2009, 2008 and 2007, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were $689 million, ($1,090) million and $603 million for the years ended December 31, 2009, 2008 and 2007, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $79 million, $63 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2009 and 2008, MetLife, Inc. contributed and paid $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

     In December 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV, an affiliate. See Note 11.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein. Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares of MetLife, Inc. common stock held in treasury by MetLife, Inc. or through the issuance of newly-issued shares of such stock. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan and the 2005 Stock Plan are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 13,018,939 at December 31, 2009. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2009, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 47,903,044.

     Of stock-based compensation, for the years ended December 31, 2009, 2008 and 2007, 88%, 89% and 88%, respectively, was allocated to the Company. No expense amounts related to awards under plans for MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion thereof. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the period the award becomes payable or exercisable. Compensation expense of $61 million, $110 million and $129 million, and income tax benefits of $21 million, $38 million and $45 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. are made in the first quarter of each year.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2009 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2009 of $35.35 and December 31, 2008 of $34.86, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2009.........   26,093,092         $41.75            5.73           $--
                                          ==========         ======            ====           ===
Granted................................    5,450,662         $23.61
Exercised..............................     (254,576)        $30.23
Cancelled/Expired......................     (795,255)        $39.79
Forfeited..............................     (407,301)        $48.72
                                          ----------         ------
Outstanding at December 31, 2009.......   30,086,622         $38.52            5.51           $--
                                          ==========         ======            ====           ===
Aggregate number of stock options
  expected to vest at December 31,
  2009.................................   29,486,853         $38.60            5.44           $--
                                          ==========         ======            ====           ===
Exercisable at December 31, 2009.......   21,586,093         $38.96            4.29           $--
                                          ==========         ======            ====           ===



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                      YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2009           2008           2007
                                             ------------   ------------   ------------
Dividend yield.............................         3.15%          1.21%          0.94%
Risk-free rate of return...................   0.73%-6.67%    1.91%-7.21%    4.30%-5.32%
Expected volatility........................        44.39%         24.85%         19.54%
Exercise multiple..........................          1.76           1.73           1.66
Post-vesting termination rate..............         3.70%          3.05%          3.66%
Contractual term (years)...................            10             10             10
Expected life (years)......................             6              6              6
Weighted average exercise price of stock
  options granted..........................  $      23.61   $      59.48   $      62.86
Weighted average fair value of stock
  options granted..........................  $       8.37   $      17.51   $      17.76


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $48 million, $44 million and $49 million related to Stock Options was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $40 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense was 87%.

     Subsidiaries were allocated the tax benefit associated with the deduction allowed for Stock Option exercises. For the year ended December 31, 2009, there were no such tax benefit. The Company's consolidated results of operations include $12 million and $41 million of such tax benefits for the years ended December 31, 2008 and 2007, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a performance factor of 0.0 to 2.0. The performance factor applied is based on measurements of MetLife, Inc.'s performance, including with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, each with reference to the applicable three-year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Beginning with awards made in 2009, in order for Performance Shares to be payable, MetLife, Inc. must generate positive net income for either the third year of the performance period or for the performance period as a whole. Also beginning with awards made in 2009, if MetLife, Inc.'s Total Shareholder Return with reference to the applicable three-year performance period is zero percent or less, the performance factor will be multiplied by 75%. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will primarily be payable in shares of MetLife, Inc.'s common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2009:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1,...............................   2,586,650         $55.63
Granted.................................................   1,944,298         $20.72
Forfeited...............................................    (224,538)        $25.75
Paid....................................................    (812,975)        $48.43
                                                           ---------
Outstanding at December 31,.............................   3,493,435         $38.43
                                                           =========
Performance Shares expected to vest at December 31,
  2009..................................................   3,452,028         $44.55
                                                           =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2009, the three year performance period for the 2007 Performance Share grants was completed. Included in the immediately preceding table are 801,750 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2010 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $10 million, $64 million and $79 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $29 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.52 years. The Company's allocated portion of Performance Share expense was 89%.

  Restricted Stock Units

     Beginning in 2005, MetLife, Inc. awarded certain members of management Restricted Stock Units under (and as defined in) the 2005 Stock Plan. Restricted Stock Unit awards will normally vest on the third or later anniversary

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the date of the award (subject to certain contingencies) and each unit will be primarily payable entirely in shares of MetLife, Inc.'s common stock.

     During the year ended December 31, 2009, MetLife, Inc. granted 295,000 Restricted Stock Units for which the total fair value on the date of grant was $6 million. The number of Restricted Stock Units outstanding at December 31, 2009 was 393,362 with a weighted average fair value of $28.05 per unit.

     The following is a summary of Restricted Stock Unit activity for the year ended December 31, 2009:

                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1,.............................       149,374            $51.46
Granted...............................................       295,000            $20.83
Forfeited.............................................       (31,850)           $57.57
Paid..................................................       (19,162)           $50.25
                                                             -------
Outstanding at December 31,...........................       393,362            $28.05
                                                             =======
Restricted Stock Units expected to vest at December
  31, 2009............................................       393,362            $28.05
                                                             =======



     Compensation expense related to Restricted Stock Units granted on or after January 1, 2006 and expected to vest is recognized ratably over a three year period or the period to retirement eligibility, if shorter. Compensation expense of $3 million, $2 million and $1 million related to Restricted Stock Units was allocated to the Company for the year ended December 31, 2009, 2008 and 2007 respectively.

     At December 31, 2009, MetLife, Inc. had $5 million of total unrecognized compensation costs related to Restricted Stock Units. It is expected that these costs will be recognized over a weighted average period of 1.83 years. The Company's allocated portion of Restricted Stock Units expense was 85%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation awards to certain members of management under the Long-Term Performance Compensation Plan ("LTPCP"). The final LTPCP performance period concluded during 2007. The awards for the final LTPCP performance period, in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid during 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1,221 million, ($338) million and $2,123 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Department, was $12.6 billion and $11.6 billion at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend to MetLife, Inc. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2010 without prior regulatory approval is $1,262 million.

     Under Massachusetts State Insurance Law, New England Life Insurance Company ("NELICO") is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

     For the years ended December 31, 2009, 2008 and 2007, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $148 million, $48 million and $60 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                          --------------------------
                                                            2009      2008      2007
                                                          -------   --------   -----
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................  $12,267   $(18,334)  $(507)
Income tax effect of holding gains (losses).............   (4,233)     6,273     221
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income........................................    1,021      1,214    (173)
  Amortization of premiums and accretion of discounts
     associated with investments........................     (459)      (504)   (493)
Income tax effect.......................................     (194)      (245)    293
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts................   (1,948)     3,592     532
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts..................      672     (1,231)   (235)
Unrealized investment loss on dividend of interests in
  subsidiary............................................       --         88      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary...................       --        (46)     --
                                                          -------   --------   -----
Net unrealized investment gains (losses), net of income
  tax...................................................    7,126     (9,193)   (362)
Foreign currency translation adjustment, net of income
  tax...................................................      (92)      (247)    195
Defined benefit plan adjustment, net of income tax......      (90)    (1,149)    525
                                                          -------   --------   -----
Other comprehensive income (loss).......................    6,944    (10,589)    358
Other comprehensive income (loss) attributable to
  noncontrolling interests..............................        5         --      --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        150       8
Foreign currency translation adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        107     (56)
Defined benefit plan adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --         (4)     (1)
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle...    6,949    (10,336)    309
Cumulative effect of change in accounting principle, net
  of income tax of $19 million, effective April 1, 2009
  (See Note 1)..........................................      (36)        --      --
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company...................  $ 6,913   $(10,336)  $ 309
                                                          =======   ========   =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,805   $2,555   $2,632
Commissions..............................................     758      901      827
Interest and debt issue costs............................     206      226      269
Affiliated interest costs on ceded reinsurance...........   1,236    1,072      164
Amortization of DAC and VOBA.............................     415    1,081      643
Capitalization of DAC....................................    (857)    (901)    (886)
Rent, net of sublease income.............................     348      363      282
Insurance tax............................................     337      289      297
Other....................................................     761      992      814
                                                           ------   ------   ------
Total other expenses.....................................  $6,009   $6,578   $5,042
                                                           ======   ======   ======



  Interest and Debt Issue Costs

     See Note 11 for interest expense on debt. Includes interest expense on tax audits of $40 million, $34 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Amortization and Capitalization of DAC and VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of DAC and VOBA including impacts of amortization and capitalization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Restructuring Charges

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2010. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                   ------------
                                                                    2009   2008
                                                                   -----   ----
                                                                        (IN
                                                                     MILLIONS)
Balance, beginning of period.....................................  $  61   $ --
  Severance charges..............................................     70     67
  Change in severance charge estimates...........................     (8)    (6)
  Cash payments..................................................   (104)    --
                                                                   -----   ----
Balance, end of period...........................................  $  19    $61
                                                                   =====   ====
Restructuring charges incurred in current period.................  $  62    $61
                                                                   =====   ====
Total restructuring charges incurred since inception of program..  $ 123    $61
                                                                   =====   ====



     For the years ended December 31, 2009 and 2008, the change in severance charge estimates was $8 million and $6 million, respectively, due to lower anticipated costs for lower variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In 2009, the Company also recognized additional lease charges of $28 million and made cash payments of $2 million associated with the consolidation of office space.

     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the year ending December 31, 2010. However, such restructuring plans are not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2009.

17.  BUSINESS SEGMENT INFORMATION

     As described in Note 1, during 2009 the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals, corporations and other institutions, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life. Individual Life includes variable life, universal life, term life and whole life insurance products. Non-Medical Health includes short- and long-term disability, long-term care and dental insurance and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value & investment products and other benefit funding products.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings. The operations of RGA are also reported in Corporate & Other as discontinued operations. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the Company's measure of segment performance reported below. Operating earnings is not determined in accordance with GAAP and should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. However, the Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of segment performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

     Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations,
(ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments as well as Corporate & Other for the years ended December 31, 2009, 2008 and 2007 and at December 31, 2009 and 2008. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  255       $1,712      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type product policy fees....     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       1,768        3,704        (328)    10,112          78         10,190
Other revenues................       511          72          231         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (6,095)        (6,095)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       2,536        5,792         608     32,552      (6,022)        26,530
                                 -------      ------       ------      ------    -------     -------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    18,447         370        3,431           7     22,255          19         22,274
Interest credited to
  policyholder account
  balances....................       513         753        1,367          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense..............         2          --            1         163        166          --            166
Other expenses................     3,145       1,363          450       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total benefits and
     expenses.................    22,121       2,283        5,249       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense (benefit)...........       498          76          172        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  177       $  371      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................    (6,022)
  Total benefits and expenses.................................................       193
  Provision for income tax (expense) benefit..................................     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $(2,532)                   $(2,532)
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $117,879     $64,713     $131,287    $29,078    $342,957
Separate account assets.......   $  7,749     $28,398     $ 44,230    $    --    $ 80,377
Separate account liabilities..   $  7,749     $28,398     $ 44,230    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  229       $2,268      $   10    $18,444      $   --        $18,444
Universal life and investment-
  type product policy fees....     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,495        4,538        (119)    11,062          54         11,116
Other revenues................       510          56          350         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --       3,472          3,472
                                 -------      ------       ------      ------    -------      ------        -------
  Total revenues..............    23,110       2,364        7,340         857     33,671       3,528         37,199
                                 -------      ------       ------      ------    -------      ------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    17,637         430        4,079          22     22,168         247         22,415
Interest credited to
  policyholder account
  balances....................       520         756        1,872           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense..............         1           2           --         189        192          --            192
Other expenses................     3,245       1,178          439       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------      ------        -------
  Total benefits and
     expenses.................    21,432       2,360        6,393       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------      ------        -------
Provision for income tax
  expense (benefit)...........       572         (17)         327        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $   21       $  620      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................     3,528
  Total benefits and expenses.................................................      (420)
  Provision for income tax (expense) benefit..................................    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 3,375                    $ 3,375
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2008:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $112,904     $53,049     $133,139    $35,127    $334,219
Separate account assets.......   $  7,430     $20,412     $ 44,417    $    --    $ 72,259
Separate account liabilities..   $  7,430     $20,412     $ 44,417    $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2007:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,005      $  185       $1,241      $   4     $16,435      $  --         $16,435
Universal life and investment-
  type product policy fees....     1,461         636          149         --       2,246         --           2,246
Net investment income.........     5,451       1,865        5,108        375      12,799       (223)         12,576
Other revenues................       487          55          322         70         934         --             934
Net investment gains
  (losses)....................        --          --           --         --          --       (287)           (287)
                                 -------      ------       ------      -----     -------      -----         -------
  Total revenues..............    22,404       2,741        6,820        449      32,414       (510)         31,904
                                 -------      ------       ------      -----     -------      -----         -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    16,538         298        2,868         21      19,725        237          19,962
Interest credited to
  policyholder account
  balances....................       654         756        2,113         --       3,523         (8)          3,515
Capitalization of DAC.........      (542)       (316)         (16)       (12)       (886)        --            (886)
Amortization of DAC and VOBA..       501         228           15         14         758       (115)            643
Interest expense..............         2           4            6        178         190         --             190
Other expenses................     3,364       1,105          444        267       5,180        (85)          5,095
                                 -------      ------       ------      -----     -------      -----         -------
  Total benefits and
     expenses.................    20,517       2,075        5,430        468      28,490         29          28,519
                                 -------      ------       ------      -----     -------      -----         -------
Provision for income tax
  expense (benefit)...........       649         233          470       (114)      1,238       (156)          1,082
                                 -------      ------       ------      -----     -------                    -------
OPERATING EARNINGS............   $ 1,238      $  433       $  920      $  95       2,686
                                 =======      ======       ======      =====
Adjustments to:
  Total revenues..............................................................      (510)
  Total benefits and expenses.................................................       (29)
  Provision for income tax (expense) benefit..................................       156
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 2,303                    $ 2,303
                                                                                 =======                    =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2009, 2008 and 2007. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Revenues:
  Investment income.........................................   $ 9       $13       $23
  Investment expense........................................    (2)       (4)       (7)
  Net investment gains (losses).............................     8         8         7
                                                               ---       ---       ---
     Total revenues.........................................    15        17        23
Provision for income tax....................................     5         6        10
                                                               ---       ---       ---
Income from discontinued operations, net of income tax......   $10       $11       $13
                                                               ===       ===       ===



     The carrying value of real estate related to discontinued operations was $44 million and $51 million at December 31, 2009 and 2008, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     As more fully described in Note 2, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA, in September 2008. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations in the consolidated statements of operations:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                                2008      2007
                                                              -------   -------
                                                                (IN MILLIONS)
REVENUES:
Premiums....................................................   $3,535    $4,910
Net investment income.......................................      597       908
Other revenues..............................................       69        77
Net investment gains (losses)...............................     (249)     (177)
                                                               ------    ------
       Total revenues.......................................    3,952     5,718
                                                               ------    ------
EXPENSES:
Policyholder benefits and claims............................    2,989     3,989
Interest credited to policyholder account balances..........      108       262
Other expenses..............................................      699     1,226
                                                               ------    ------
       Total expenses.......................................    3,796     5,477
                                                               ------    ------
Income before provision for income tax......................      156       241
Provision for income tax....................................       53        84
                                                               ------    ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company.......      103       157
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests..................       94       141
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.............................     (398)       --
                                                               ------    ------
Income (loss) from discontinued operations, net of income
  tax.......................................................   $ (201)   $  298
                                                               ======    ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and $185 million and ceded amounts that reduced policyholder benefits and claims by $90 million and $185 million for the years ended December 31, 2008 and 2007, respectively, that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.3 billion, $2.2 billion and $2.0 billion, included in compensation in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has entered into agreements with affiliates for services necessary to conduct the Company's activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements, recorded in other expenses, were $662 million, $667 million and $574 million for the years ended December 31, 2009, 2008 and 2007, respectively. For the year ended December 31, 2009, the aforementioned expenses and fees incurred with affiliates were comprised of $18 million, recorded in commissions and $644 million recorded in other expenses. For the year ended December 31, 2008, the aforementioned expenses and fees incurred with affiliates were comprised of $47 million, recorded in commissions and $620 million recorded in other expenses. For the year ended December 31, 2007, the aforementioned expenses and fees incurred with affiliates were comprised of $52 million, recorded in commissions and $522 million recorded in other expenses.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,074 million, $815 million and $791 million for the years ended December 31, 2009, 2008 and 2007, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues were $22 million for the year ended December 31, 2009 and $17 million for both years ended December 31, 2008 and 2007. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees were $55 million for the year ended December 31, 2009 and $16 million for both years ended December 31, 2008 and 2007.

     The Company had net payables to affiliates of $205 million and $229 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

                     Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------



ITEM 26. EXHIBITS

            (a)         Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 1
            (b)         None
            (c)   (i)   Form of Broker Agreement 1
                  (ii)  Forms of Selling Agreement 5
                  (iii) Form of Retail Sales Agreement 7
                  (iv)  Principal Underwriting Agreement 11
                  (v)   Enterprise Sales Agreement between MetLife Investors
                        Distribution  Company and broker-dealers dated
                        February 2010 14

            (d)   (i)   Flexible Premium Variable Life Policy 12
                  (ii)  Riders: Accelerated Death Benefit Rider, Accidental
                        Death Benefit Rider, Children's Term Insurance,
                        Guaranteed Minimum Death Benefit Rider, Guaranteed
                        Survivor Income Benefit Rider, Options to Purchase
                        Additional Insurance Coverage Rider, Overloan Protection
                        Rider, Waiver of Monthly Deduction Rider, Waiver of
                        Specified Premium Rider 12
            (e)   (i)   Enterprise Application for Policy 10
                  (ii)  Application Supplements 12
            (f)   (i)   Restated Charter and By-Laws of Metropolitan Life 2
                  (ii)  Amended Restated Charter and By-laws of Metropolitan
                        Life 4
                  (iii) Amended and Restated By-Laws of Metropolitan Life 11
            (g)         None
            (h)   (i)   Participation Agreement among Metropolitan Series Fund,
                        Inc., MetLife Advisers, LLC, MetLife Investors
                        Distribution Company and Metropolitan Life Insurance
                        Company (8/31/07) 9
                  (ii)  Participation Agreement among Met Investors Series
                        Trust, Metropolitan Life Insurance Company, Met
                        Investors Advisory Corp and MetLife Investors
                        Distribution Company 4
                  (iii) Participation Agreement among American Funds Insurance
                        Series, Capital Research and Management Company and
                        Metropolitan Life Insurance Company dated April 30th,
                        2001 3
                   (iv) First and Second Amendments to the Participation
                        Agreement with Met Investors Series Trust 13
            (i)         None
            (j)         None
            (k)         Opinion and Consent of Marie C. Swift as to the legality
                        of the securities being registered 12
            (l)         Actuarial Opinion and Consent
            (m)   (i)   Calculation Exhibit (ADG)
                  (ii)  Calculation Exhibit (IDG)
            (n)         Consent of Independent Registered Public Accounting Firm
            (o)         None
            (p)         None
            (q)   (i)   Memoranda describing certain procedures filed pursuant
                        to Rule 6e-3(T)(b)(12)(iii) 1
                  (ii)  Addendum to Memoranda describing certain procedures
                        filed pursuant to Rule 6e-3(T)(b)(12)(iii) 8
            (r)         Powers of Attorney


----------
1 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.
2 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration

      Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.
3 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E of Form N-4 (File No. 333-52366) filed on August 3, 2001
4 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.
5 Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 033-47927) filed on April 30, 2004.
6 Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-122883) filed on February 17, 2005.
7 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed on April 25, 2006.
8 Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6 (File No. 033-47927) filed April 18, 2007.
9 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed September 10, 2007.
10 Incorporated herein by reference to the Account's Registration Statement on Form N-6 (File No. 333-147508) filed November 19, 2007.

11 Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed January 16, 2008.


12 Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-147508) filed April 4, 2008.


13 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.



14 Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to the Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) as filed April 13, 2010.



ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR



Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------
C. Robert Henrikson                       Chairman of the Board, President and
MetLife, Inc and Metropolitan Life        Chief Executive Officer
Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Sylvia Mathews Burwell                    Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                     Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716

Burton A. Dole, Jr.                       Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------
Cheryl W. Grise                           Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                          Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                             Director
Co-Founder and Senior
Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                      Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts                            Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                       Director
Retired President and
Co-Chief Operating Officer
NYSE
1158 5th Avenue
New York, NY 10029

Hugh B. Price                             Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

Name and Principal Business Address       Position and Offices with Depositor
-----------------------------------       --------------------------------------

David Satcher                             Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                      Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

William C. Steere, Jr.                    Director
Retired Chairman of the Board and
Chief Executive Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017

Lulu C. Wang                              Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017


Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10166.




Name                                   Position with MetLife
----------------------------------     -----------------------------------------
C. Robert Henrikson                    Chairman of the Board, President and
                                       Chief Executive Officer

Jeffrey A. Welikson                    Senior Vice President and Secretary

Steven A. Kandarian                    Executive Vice President and Chief
                                       Investment Officer

James L. Lipscomb                      Executive Vice President and General
                                       Counsel

Maria R. Morris                        Executive Vice President, Technology
                                       and Operations

William J. Mullaney                    President, Institutional Business

Peter M. Carlson                       Executive Vice President and Chief
                                       Accounting Officer

William J. Toppeta                     President, International

William J. Wheeler                     Executive Vice President and Chief
                                       Financial Officer

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

      The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2009

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2009. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9.    MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil)

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Singapore)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)


            c)    MetLife Limited (Hong Kong)


      20.   MetLife NC Limited (Ireland)


      21.   MetLife Europe Services Limited (Ireland)


      22.   Metropolitan Realty Management, Inc. (DE)

            a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by
               Metropolitan Realty Management, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

            b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by
               Metropolitan Realty Management, Inc. and 2% is owned by MetLife International Holdings, Inc.

            c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan
               Realty Management, Inc. and 1.29459% is owned by MetLife International Holdings, Inc.

               1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                    a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

               2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      23.   MetLife International Limited, LLC (DE)

      24. MetLife Planos Odontologicos Ltda. (Brazil) 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      25.   MetLife Global Holdings Corporation (Mexico)

      26.   MetLife Ireland Holdings One Limited (Ireland)

      27.   MetLife Ireland Holdings Two Limited (Ireland)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   Bond Trust Account A (MA)

      19.   MetLife Investments Asia Limited (Hong Kong).

      20. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      21. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      23.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (Caman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      41.   MLIC Asset Holdings, LLC (DE)

      42.   85 Broad Street Mezzanine LLC (CT)

            (a)   85 Broad Street LLC (DE)

      43.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      44. CML Columbia Park Fund I LLC (DE)- 24% of membership interest is held by MetLife Insurance Company of Connecticut, 76% of membership interest is held by Metropolitan Life Insurance Company.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

            b)    ML/VCC Gilroy, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   Tribeca Distressed Securities, L.L.C. (DE)

      18.   MetLife Investors USA Insurance Comapny (DE)

      19.   TLA Holdings II LLC (DE)

      20.   TLA Holdings III (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)


1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

                                        6



ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

      (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):


Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, MetLife Investors USA Separate Account A, MetLife Investors USA Variable Life Account A, MetLife Investors Variable Annuity Account One,

MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty-Eight, General American Separate Account Twenty-Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Account One and Metropolitan Tower Separate Account Two.


      (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Address       Positions and Offices with Depositor
-----------------------------------       ------------------------------------
Michael K. Farrell ***                    Director
Elizabeth M. Forget **                    Executive Vice President
Peter Gruppuso *****                      Vice President, Chief Financial
                                          Officer
Paul A. LaPiana *                         Executive Vice President, National
                                          Sales Manager-Life
Craig W. Markham *****                    Director
Richard C. Pearson *                      Executive Vice President, General
                                          Counsel and Secretary
Paul A. Sylvester *                       President, National Sales
                                          Manager-Annuities & LTC
William J. Toppeta ****                   Director

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, 1095 Avenue of the Americas New York, NY 10036
***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830


      (c) Compensation from the Registrant.



       (1)                (2)               (3)             (4)             (5)
                                      Compensation on
                                          Events
                                      Occasioning the
                   Net Underwriting   Deduction of a
Name of Principal    Discounts and    Deferred Sales    Brokerage     Other
   Underwriter        Commissions          Load        Commissions  Compensation
   -----------        -----------          ----        -----------  ------------
MetLife Investors
Distribution          $3,626,819
Insurance Company                           --               --              --





ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, NY 10166

      (c)   MetLife Investors Distribution Company
            5 Park Plaza, Suite 1900
            Irvine, California 92614

ITEM 32. MANAGEMENT SERVICES

      Not applicable

ITEM 33. FEE REPRESENTATION

      Metropolitan Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 15th of April, 2010.



                          Metropolitan Life Separate Account UL

                          By:  Metropolitan Life Insurance Company


                          By:   /s/ Paul G. Cellupica
                              ------------------------------------------
                                Paul G. Cellupica
                                Chief Counsel, Securities Regulation and
                                Corporate Services

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 15th day of April, 2010.


                          Metropolitan Life Insurance Company


                          BY:   /s/ Paul G. Cellupica
                              ----------------------------------------
                                Paul G. Cellupica
                                Chief Counsel, Securities Regulation
                                and Corporate Services



      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 15, 2010.




              SIGNATURE                            TITLE
              ---------                            -----
                                           Chairman of the Board,
           *                           President and Chief Executive
---------------------------------                 Officer
     C. Robert Henrikson
           *                            Executive Vice President and
---------------------------                Chief Accounting Officer
     Peter M. Carlson
           *                                      Director
---------------------------
     Sylvia Mathews Burwell
           *                                      Director
---------------------------
   Eduardo Castro-Wright
                                                  Director
---------------------------
     Burton A. Dole, Jr.
          *                                       Director
---------------------------
     Cheryl W. Grise
           *                                      Director
---------------------------
     R. Glenn Hubbard
           *                                      Director
---------------------------
     John M. Keane
           *                                      Director
---------------------------
    Alfred F. Kelly, Jr.
           *                                      Director
---------------------------
     James M. Kilts
           *                                      Director
---------------------------
   Catherine R. Kinney
           *                                      Director
---------------------------
     Hugh B. Price


           *                                      Director
---------------------------
     David Satcher
           *                                      Director
---------------------------
     Kenton J. Sicchitano
           *                                      Director
---------------------------
     William C. Steere, Jr.
           *                                      Director
---------------------------
       Lulu C. Wang
           *                            Executive Vice President and
---------------------------               Chief Financial Officer
     William J. Wheeler

 /s/ Marie C. Swift
-------------------------------
 Marie C. Swift, Esq.
 Attorney- in - fact

   * Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                  Exhibit Index





            (l)   Actuarial Opinion and Consent

            (m)   (i)  Calculation Exhibit (ADG)

            (m)   (ii) Calculation Exhibit (IDG)

            (n)   Consent of Independent Registered Public Accounting Firm

            (r)   Powers of Attorney